SOLD THROUGH:
BANC OF AMERICA
INVESTMENT SERVICES, INC.(TM)
AND ITS SUBSIDIARIES AND AGENCIES


                                                        Nations Variable Annuity
                                                Nations Outlook Variable Annuity
                                                 Tax-Deferred Variable Annuities
                                                                   Annual Report


December 31, 2002


                        SUPPLEMENT TO PROSPECTUS ENCLOSED

                                                             [THE HARTFORD LOGO]

                                      Issued by: Hartford Life Insurance Company

      THE ANNUITY PRODUCT INTRODUCED TO YOU:

-     IS NOT INSURED BY THE FDIC OR ANY OTHER FEDERAL GOVERNMENT AGENCY.

- IS NOT A DEPOSIT OR OTHER OBLIGATION OF, AND IS NOT ISSUED, UNDERWRITTEN OR GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES.

- MAY INVOLVE INVESTMENT RISK, INCLUDING INTEREST RATE RISK. THE MARKET VALUE OF THE INVESTMENT MAY FLUCTUATE, CAUSING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

- IS NOT A CONTRACT THAT THE BANK OR ITS AFFILIATES ARE OBLIGATED TO PROVIDE BENEFITS UNDER OR GUARANTEE PERFORMANCE BY THE INSURER ISSUING THE ANNUITY.

-     IS AVAILABLE THROUGH OTHER LICENSED BROKERS OR AGENTS.

      YOU NEED NOT PURCHASE ANNUITIES FROM THE BANK, ANY OF ITS AFFILIATES, OR ANY PARTICULAR FINANCIAL INSTITUTION, AGENT, SOLICITOR OR BROKER. YOU NEED NOT AGREE TO REFRAIN FROM PURCHASING ANNUITIES FROM, NOR ARE YOU PROHIBITED FROM OBTAINING ANNUITIES FROM, AN UNAFFILIATED ENTITY.

                                                                  [NO FDIC LOGO]
                                                                  [NO BANK LOGO]

Neither Hartford Life Insurance Company, Banc of America Investment Services, Inc., nor their agents or affiliates provide financial, tax, legal or accounting advice.

Purchase of a variable annuity through a tax-advantaged retirement plan, such as an IRA, results in no additional tax advantage from the variable annuity. Under these circumstances, purchase of a variable annuity should be considered only if it makes sense because of the annuity's other features such as lifetime income payments and death benefit protection.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc of America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency of Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc of America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.

                         NATIONS SEPARATE ACCOUNT TRUST

  NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO, NATIONS MARSICO GROWTH PORTFOLIO
                   AND NATIONS MARSICO 21ST CENTURY PORTFOLIO
                        (COLLECTIVELY THE "PORTFOLIOS")

                       SUPPLEMENT DATED JANUARY 29, 2003
               TO PROSPECTUSES DATED MAY 1, 2002, AS SUPPLEMENTED

The prospectuses for the Portfolios are hereby supplemented as follows:

1. Effective February 1, 2003, Mr. Thomas F. Marsico and Mr. James A. Hillary co-manage Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio.

2. Effective February 1, 2003, Mr. Hillary no longer manages Nations Marsico 21st Century Portfolio. Mr. Corydon J. Gilchrist, CFA is the portfolio manager of Nations Marsico 21st Century Portfolio. Prior to joining Marsico Capital Management, LLC in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

3. All references to the portfolio managers of the Portfolios throughout the prospectuses should be read in accordance with the above information.

Hartford Small Company HLS Fund

PORTFOLIO MANAGER

[PHOTO OF STEVEN C. ANGELI]

      STEVEN C. ANGELI, CFA
      Senior Vice President and Partner
      Wellington Management
       Company, LLP

PERFORMANCE OVERVIEW

8/9/96 - 12/31/02
Growth of a $10,000
Investment

[LINE GRAPH]

         Small        Russell     Russell 2000
      Company IB    2000 Index    Growth Index#
        $10,000       $10,000       $10,000
        $10,820       $10,606       $10,759
        $10,705       $11,158       $10,786
         $9,979       $10,581        $9,655
        $11,810       $12,296       $11,350
        $13,810       $14,127       $13,270
        $12,640       $13,653       $12,183
        $14,194       $15,027       $13,630
        $13,749       $14,326       $12,847
        $11,034       $11,440        $9,975
        $14,082       $13,306       $12,332
        $14,335       $12,584       $12,125
        $17,170       $14,541       $13,913
        $17,157       $13,622       $13,229
        $23,312       $16,134       $17,647
        $26,081       $17,277       $19,285
        $24,137       $16,624       $17,863
        $22,862       $16,808       $17,153
        $20,217       $15,647       $13,689
        $15,770       $14,629       $11,608
        $17,990       $16,719       $13,694
        $13,740       $13,243        $9,849
        $17,170       $16,036       $12,425
        $17,315       $16,675       $12,182
        $15,123       $15,282       $10,270
        $11,905       $12,012        $8,060
        $11,951       $12,751        $8,665

RETURNS as of 12/31/02

                                                                  SINCE
                                       1 YEAR       5 YEAR*     INCEPTION*
                                       ------       -------     ----------
SMALL COMPANY IB                       -30.39%      -1.12%        2.83%
RUSSELL 2000 INDEX                     -20.48%      -1.36%        3.87%
RUSSELL 2000 GROWTH INDEX              -30.27%      -6.59%       -2.22%

*Annualized Returns. Inception date is August 9, 1996.

The chart represents a hypothetical investment in the Hartford Small Company HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned -30.39% for the 12 months ended December 31, 2002. The Fund outperformed the Russell 2000 Growth Index, which returned -30.27% over the same period. The Fund under performed both the Russell 2000 Index, which returned -20.48% and the Lipper Small Company Growth VA-UF Average, which returned -18.99% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

This was a difficult year for small growth funds, as every sector posted negative returns except financials. Unfortunately, the Fund was hurt by its underweight position in financials. The Fund benefited, however, from its underweight in the poorly performing telecom sector. Moreover, stock selection was excellent in the sector, with the Fund's few holdings in the sector performing well. During the third quarter, we increased the Fund's weight in health care stocks, and unfortunately this was one of the worst performing sectors in the fourth quarter. The markets staged a significant year-end rally, dominated by high-beta technology stocks. Technology stocks were among the Fund's best and worst performers. The Fund benefited from a sizable position in Rational Software Corp. (software & services), which was acquired by International Business Machines Corp. (computers & office equipment) for a 28% premium. Other strong contributors included Western Digital Corp. (computers & office equipment) and Hyperion Solutions Corp. (software & services). However, the poor performance of software firms, PracticeWorks, Inc. (software & services) and Actuate Corp. (software & services), more than offset these gains.

WHAT IS YOUR OUTLOOK FOR 2003?

On the one hand, we foresee below-consensus profits, slowing consumer spending, and continuing geopolitical risks. On the other hand, we anticipate an eventual, albeit slow, recovery with modest inflation and 3% GDP growth. And with the S&P 500 at 18x projected 2003 earnings, we see little room for multiple expansion. Therefore, we believe 2003 will be a stock-pickers environment, where individual stock selection will shine over sector allocation. We are not particularly excited about any one sector. We are starting 2003 with a meaningful overweight in Consumer Discretionary and underweight in Financials. We do own companies leveraged to an economic rebound, but we also maintain positions in more stable growth companies (e.g., health care stocks) that should deliver steady earnings and solid cash flow over the next three to six months.

      Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

      Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

# The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.

Hartford Capital Appreciation HLS Fund

PORTFOLIO MANAGER

[PHOTO OF SAUL J. PANNELL]

      SAUL J. PANNELL, CFA
      Senior Vice President
       and Partner
      Wellington Management
       Company, LLP

PERFORMANCE OVERVIEW

12/31/92 - 12/31/02
Growth of a $10,000 investment.

[LINE GRAPH]

        Capital         S&P
     Appreciation       500
          IB           Index
        $10,000       $10,000
        $10,524       $10,436
        $11,125       $10,486
        $11,721       $10,756
        $12,050       $11,006
        $11,851       $10,589
        $11,316       $10,633
        $12,551       $11,152
        $12,321       $11,150
        $13,197       $12,235
        $14,601       $13,401
        $16,063       $14,464
        $16,008       $15,335
        $16,919       $16,157
        $17,798       $16,880
        $18,408       $17,400
        $19,273       $18,850
        $18,513       $19,356
        $22,052       $22,732
        $25,146       $24,432
        $23,520       $25,134
        $26,504       $28,638
        $26,270       $29,584
        $21,714       $26,642
        $27,105       $32,313
        $29,113       $33,923
        $31,711       $36,315
        $29,927       $34,046
        $37,191       $39,111
        $43,063       $40,007
        $41,890       $38,945
        $44,500       $38,567
        $42,034       $35,551
        $40,215       $31,339
        $42,620       $33,171
        $34,491       $28,305
        $39,049       $31,331
        $38,608       $31,418
        $33,149       $27,211
        $28,822       $22,512
        $31,285       $24,409

RETURNS as of 12/31/02

                                          1 YEAR         5 YEAR*        10 YEAR*
                                          ------         -------        --------
CAPITAL APPRECIATION IB                  -19.88%          5.87%         12.08%
S&P 500 INDEX                            -22.10%         -0.58%          9.33%

*Annualized Returns. Inception date is April 2, 1984.

The chart represents a hypothetical investment in the Hartford Capital Appreciation HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund returned -19.88% for the 12 months ended December 31, 2002. The Fund outperformed the Lipper Multi-Cap Core VA-UF Average, which returned -22.48% for the same time period. The Fund underperformed the Composite Index (S&P 500 Index 40%: Russell 2500 Index 60%), which returned -19.43% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the 12-month period, ended December 31, 2002, value outperformed growth and mid-cap stocks fared better than small- and large-caps, but there were very few places to hide as all market caps, styles and sectors posted negative returns for the year.

The Fund benefited from strong stock selection in health care, industrials and energy, but these relative gains were largely offset by the negative stock selection in financials, utilities and consumer discretionary. The Fund's holdings in Adelphia Communications Corp. (communications) in the media industry and WorldCom, Inc, (communications) in telecommunication services detracted significantly from Fund performance during this twelve-month period. In each case, the position was eliminated before the final act unfolded in the situations, but it was too late to escape the effects entirely. Despite these setbacks, the Fund was able to outperform its Lipper peer group average due largely to the strength of our holdings in Nextel Communications, Inc., Class A (communications), Boston Scientific Corp. (medical instruments & supplies) and YUKOS, ADR (energy & services).

WHAT IS YOUR OUTLOOK FOR 2003?

It probably goes without saying that the geo-political environment is tenuous. The potential ramifications of a conflict in Iraq, a showdown with North Korea, or another terrorist attack are challenging to forecast and to factor into an investment strategy. Nevertheless, such concerns, along with investor mistrust, high corporate debt, and excess capacity have weighed heavily on the market. It will take some more time to work through the excesses, but much is being done to set the stage for a return to modest economic growth. Currently, borrowing costs remain low, balance sheets are being repaired, and President Bush's second economic stimulus package sits before Congress. The economy is exhibiting signs of a modest recovery, and this should continue.

In this environment, we would not be surprised to see some upside earnings surprises in the near-term. Ironically, however, we are not convinced that the market's long-term expectations are low enough to reflect the moderate, long-term, earnings-growth environment that we envision. Given this conundrum and the valuation of the market at what we would describe as a reasonable level, intensive research and an opportunistic approach to portfolio construction should be important to investing success going forward.

Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares.

The performance after such date reflects actual Class IB share performance.

Hartford International Opportunities HLS Fund

PORTFOLIO MANAGER

[PHOTO OF TROND SKRAMSTAD]

      TROND SKRAMSTAD
      Senior Vice President, Partner,
      Director of Global Equity
      Strategies
      Wellington Management
      Company, LLP

PERFORMANCE OVERVIEW

12/31/92 - 12/31/02
Growth of a $10,000
investment.

[LINE GRAPH]

     International       MSCI AC
     Opportunities       Free ex       MSCI EAFE
           IB          U.S. Index#     GDP Index
        $10,000          $10,000        $10,000
        $10,526          $11,153        $11,198
        $10,978          $12,260        $12,218
        $12,094          $13,072        $13,238
        $13,340          $13,490        $13,411
        $12,766          $13,826        $14,165
        $13,019          $14,401        $14,546
        $13,368          $14,752        $14,617
        $13,048          $14,385        $14,512
        $13,000          $14,429        $14,779
        $13,516          $14,720        $15,136
        $14,081          $15,272        $15,651
        $14,829          $15,815        $16,198
        $15,548          $16,331        $16,688
        $15,973          $16,658        $17,103
        $15,757          $16,600        $17,077
        $16,704          $16,871        $17,504
        $16,613          $16,829        $17,641
        $18,397          $19,013        $19,635
        $18,493          $18,839        $19,841
        $16,719          $17,215        $18,581
        $18,906          $19,567        $21,814
        $19,495          $19,277        $22,684
        $16,177          $16,363        $19,410
        $18,882          $19,704        $23,620
        $20,030          $20,171        $24,124
        $20,903          $21,113        $24,991
        $21,588          $21,830        $26,382
        $26,361          $25,794        $31,031
        $26,432          $25,996        $31,316
        $24,848          $24,935        $30,009
        $23,133          $22,902        $27,493
        $21,813          $21,903        $26,282
        $18,743          $19,024        $23,163
        $18,740          $18,999        $22,945
        $15,934          $16,193        $19,429
        $17,695          $17,633        $20,519
        $17,891          $17,993        $20,805
        $17,225          $17,448        $20,594
        $13,477          $14,079        $16,334
        $14,490          $15,045        $17,325

RETURNS as of 12/31/02

                                       1 YEAR           5 YEAR*         10 YEAR*
                                       ------           -------         --------
INT'L. OPP. IB                        -18.12%           -2.82%           3.78%
MSCI EAFE GDP**                       -15.57%          -1.39%            5.65%
MSCI AC FREE U.S.                     -14.68%          -2.66%            4.17%

*Annualized Returns. Inception date is July 2, 1990.

The chart represents a hypothetical investment in the Hartford International Opportunities HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

** The Morgan Stanley Europe Australia Far East GDP Index.

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -18.12% for the 12 months ended December 31, 2002. The Fund underperformed both the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned -14.68% and the Morgan Stanley Capital International (MSCI) Europe, Australasias and Far East (EAFE) GDP Index, which returned -15.57%, as well as the Lipper International VA-UF Average, which returned -16.54% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets fell for the third year in a row in 2002, as investors struggled to digest the combination of corporate malfeasance, global terrorism and geopolitical fears, a very sluggish economic recovery and the lingering aftermath of the late 1990s capital expenditure and consumer bubbles. Most equity markets regained some of their losses on a sharp rebound in October and November, helped by the end of forced selling by European financial institutions and bargain hunting amidst the wreckage of the worst bear market since the early 1970s. At the beginning of the fourth quarter, valuations had gotten to the point where they were pricing in more realistic, post-bubble growth expectations. The strongest stocks in the fourth quarter were those that had been hit the hardest in the previous quarters, including technology, media and telecommunications ("TMT") stocks, and selected financials.

Within the Fund, stock selection was strongest in telecommunications services, helped by holdings such as Koninklijke KPN N.V. (communications, netherlands), Telekom Austria AG (communications, austria), and Korea Telecom (communications, korea), all diversified telecommunication companies. Stock selection in the materials sector also helped performance. Anglogold Ltd., ADR (metals, minerals & mining, South Africa), Companhia Vale do Rico Doce ADR (metals, minerals & mining, brazil), and Posco ADR (metals, minerals & mining, south korea) all assisted performance. Stock selection was weakest in financials, hurt by Credit Suisse Group (banks, switzerland), HypoVereinsbank (banks, germany), and ING Group N.V. (insurance, netherlands).

      Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

      Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

# The Fund has changed its benchmark from the MSCI EAFE GDP Index to the MSCI AC World Free ex US Index because the MSCI AC World Free ex US Index is better suited for the investment strategy of the fund.

Hartford International Opportunities HLS Fund


WHAT IS YOUR OUTLOOK FOR 2003?

Our global economic outlook calls for economic growth over the next 12-18 months to be quite modest in comparison to prior recoveries as economies around the globe recover from the excesses of the 1990s bubble era. That being said, we don't expect a relapse into recession either. While corporate spending has been below trend levels for the last two years and could see modest improvement in coming quarters, consumer spending has only recently begun to slow and will likely require a significantly longer period of softness before recovering to trend rates of growth as consumers de-lever their balance sheets. Within this environment we are tempering our optimism and overweight in Europe, which is caught in a policy bind. Although we are underweighted in Japan, we are looking opportunistically at adding to our Japan position as it has recently underperformed. We retain our positive bias regarding developed Asia ex-Japan and the emerging markets. From a sector perspective, we continue to favor the telecommunications services sector, as the companies continue to cut debt, reduce spending, shed unnecessary assets and focus on their core businesses. We also like the pharmaceuticals, where the market has already taken into account many of the imminent drug patent expirations. We like selected names in the technology sector, as growth expectations remain relatively modest, but are looking to reduce our consumer discretionary exposure due to slower consumer spending. We are only slightly underweight, overall, as we believe that the market has largely priced in our slow growth outlook.

Hartford Stock HLS Fund

PORTFOLIO MANAGER

[PHOTO OF RAND L. ALEXANDER]

     RAND L. ALEXANDER, CFA
      Senior Vice President
                and Partner
      Wellington Management
              Company, LLP

ASSOCIATE PORTFOLIO MANAGER

[PHOTO OF MAYA K. BITTAR]

     MAYA K. BITTAR, CFA
     Vice President
     Wellington Management
      Company, LLP

PERFORMANCE OVERVIEW

12/31/92 - 12/31/02
Growth of a $10,000 Investment

[LINE GRAPH]

         Stock        S&P 500
           IB          Index
        $10,000       $10,000
        $10,344       $10,436
        $10,434       $10,486
        $11,014       $10,756
        $11,405       $11,006
        $10,977       $10,589
        $10,879       $10,633
        $11,335       $11,152
        $11,161       $11,150
        $12,214       $12,235
        $13,185       $13,401
        $14,276       $14,644
        $14,930       $15,335
        $15,825       $16,157
        $16,675       $16,880
        $17,241       $17,400
        $18,521       $18,850
        $19,095       $19,356
        $22,578       $22,732
        $23,862       $24,432
        $24,272       $25,134
        $27,902       $28,638
        $29,421       $29,584
        $26,473       $26,642
        $32,329       $31,313
        $34,032       $33,923
        $36,518       $36,315
        $34,145       $34,046
        $38,655       $39,111
        $39,679       $40,007
        $38,247       $38,945
        $37,575       $38,567
        $35,868       $35,551
        $31,888       $31,339
        $33,025       $33,171
        $28,261       $28,305
        $31,424       $31,331
        $31,299       $31,418
        $26,194       $27,211
        $21,649       $22,512
        $23,751       $24,409

RETURNS as of 12/31/02

                                    1 YEAR             5 YEAR*          10 YEAR*
                                    ------             -------          --------
STOCK IB                            -24.42%            -0.43%            9.04%
S&P 500 INDEX                       -22.10%            -0.58%            9.33%

*Annualized Returns. Inception date is August 31, 1977.

The chart represents a hypothetical investment in the Hartford Stock HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund returned -24.42% for the 12 months ended December 31, 2002. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned -23.45% and the S&P 500 Index, which returned -22.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

2002 was a very disappointing year for equity investors. The S&P 500 fell for the third straight year as a multitude of real or perceived problems led investors to abandon equities and seek shelter in cash, fixed income securities, real estate and even gold. Terrorism, war with Iraq, nuclear weapons in North Korea, Wall Street chicanery, corporate malfeasance, accounting irregularities, bankruptcies, options accounting and pension under funding, the list could go on and on. And yet, what 2002 was really all about was a collapse in corporate earnings. The economic recovery that was supposed to materialize in 2002 driven by lower interest rates, government spending and a resilient consumer never translated into strong corporate profit performance. Toward the end of the year, the S&P 500 rebounded somewhat during the fourth quarter on the news of a further cut in interest rates by the Fed, the potential for more fiscal stimulus by a firmly in control Republican administration, the hope of a relatively peaceful solution to the Iraq problems and a sense that business conditions had stopped deteriorating for most companies. The best performing industry groups during the year included: consumer staples, energy and basic materials. The worst performing sectors included were: technology, consumer discretionary and health care. Value stocks outperformed growth stocks and mid cap stocks outperformed both large cap and small caps stocks. The Fund under performed the index due to our emphasis on large caps, our under weights in consumer staples and consumer discretionary and significant declines in a few of our major holdings such as AOL Time Warner, Inc. (software & services), Tyco International Ltd. (consumer non-durables), Wyeth (drugs), WorldCom, Inc. (communications), and Safeway, Inc. (consumer non-durables). The Fund continues to be positioned to benefit from resurgence in economic growth brought about by lower interest rates and fiscal stimulus. Unfortunately, the U.S. economy has yet to respond in a robust way to such stimulus as confidence in the future has been undermined by threats of war and continuing corporate governance and accounting problems.

WHAT IS YOUR OUTLOOK FOR 2003?

Going forward, we continue to believe that the combination of very low interest rates coupled with continued fiscal stimulus will lead to a pick up in economic growth both here in the U.S. and abroad. While the Middle East and Iraq remain problematic, we believe that some positive resolution of the Iraqi situation may occur over the next six to twelve months. With the yield on equities now higher than the yield on money market instruments, and with most large companies now reporting that profits have at least stabilized, we believe that the large cap, high quality companies that make up the Fund should provide very competitive returns over the next twelve months.

Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares.

The performance after such date reflects actual Class IB share performance.

Hartford Dividend and Growth HLS Fund

PORTFOLIO MANAGER

[PHOTO OF EDWARD P. BOUSA]

     EDWARD P. BOUSA, CFA
     Vice President
     Wellington Management
     Company, LLP

PERFORMANCE OVERVIEW

3/9/94 - 12/31/02
Growth of a $10,000
investment.

[LINE GRAPH]

       Dividend         S&P
       & Growth         500
           IB          Index
        $10,000       $10,000
         $9,928        $9,594
        $10,405       $10,062
        $10,176       $10,060
        $11,005       $11,039
        $11,793       $12,091
        $12,896       $13,050
        $13,842       $13,835
        $14,718       $14,578
        $15,307       $15,231
        $15,767       $15,702
        $16,970       $17,010
        $17,434       $17,467
        $20,261       $20,514
        $21,676       $22,049
        $22,326       $22,682
        $24,929       $25,844
        $24,737       $26,697
        $22,872       $24,043
        $25,937       $29,161
        $25,982       $30,613
        $27,785       $32,772
        $25,355       $30,725
        $27,266       $35,296
        $27,451       $36,104
        $26,831       $35,145
        $28,639       $34,804
        $30,199       $32,083
        $28,525       $28,282
        $29,746       $29,935
        $27,088       $25,543
        $28,927       $28,275
        $30,279       $28,353
        $27,706       $24,556
        $22,498       $20,316
        $24,756       $22,027

RETURNS as of 12/31/02

                                                                         SINCE*
                                  1 YEAR             5 YEAR*           INCEPTION
                                  ------             -------           ---------
DIV. AND GROW. IB                -14.42%               2.09%             10.83%
S&P 500 INDEX                    -22.10%               0.58%              9.37%

*Annualized Returns. Inception date is March 9, 1994.

The chart represents a hypothetical investment in the Hartford Dividend and Growth HLS Fund Class IB Shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -14.42% for the 12 months ended December 31, 2002. The Fund outperformed both the Lipper Equity Income VA-UF Average, which returned -16.84% and the S&P 500 Index, which returned -22.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the 12-month period ended December 31, 2002, the economy continued to grow slowly, with no sign of a stronger rebound apparent. Corporate spending was under pressure from low stock prices, balance sheet concerns, and recently pension fund cash infusions are becoming common. The weaker dollar has helped the basic materials industry, as pricing is holding up despite the weak economy. The airline industry, which employs hundreds of thousands of people, has been facing major bankruptcies. Finally, the consumer has slowed spending as seen in poor Christmas sales.

With respect to the Fund's relative performance, strong stock selection in the industrials and utilities sectors were the greatest contributors. The Fund continued to be significantly underweight in the information technology sector. This underweight position relative to the S&P 500 Index also helped performance. Among the stocks that positively contributed to performance of the Fund were Omnicom Group, Inc. (business services), Halliburton Co. (construction), Exelon Corp. (utilities), Procter & Gamble Co. (The) (consumer non-durables) and Pharmacia Corp. (drugs). The Fund also had a few disappointments during the 12-month period including Alcoa, Inc. (metals, minerals & mining), International Business Machines Corp. (computers & office equipment), McDonald's Corp. (retail), Safeway, Inc. (consumer non-durables) and Delta Air Lines, Inc. (transportation).

WHAT IS YOUR OUTLOOK FOR 2003?

The weakness in consumer spending is likely to continue as higher energy prices, more state and local taxes and the weaker dollar put pressure on paychecks. However, the weaker dollar could help U.S.-manufacturing including materials, capital goods and aerospace. Some consumer and pharmaceutical companies would benefit as well. With the stock market recovery in the fourth quarter, valuations suggest only modest upside. With the possibility of war in the first quarter, we may see continued volatility in the first half of 2003.

Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares.

The performance after such date reflects actual Class IB share performance.

Hartford Advisers HLS Fund

PORTFOLIO MANAGERS

[PHOTO OF RAND L. ALEXANDER]

     RAND L. ALEXANDER, CFA
      Senior Vice President
                and Partner
      Wellington Management
               Company, LLP

[PHOTO OF PAUL D. KAPLAN]

     PAUL D. KAPLAN
     Senior Vice President,
     Partner, Director of Fixed
     Income
     Wellington Management
     Company, LLP

PERFORMANCE OVERVIEW

12/31/92 - 12/31/02
Growth of a $10,000
investment.

[LINE GRAPH]

                                     Lehman
                        S&P         Brothers
       Advisers         500       Govt/Credit
          IB           Index       Bond Index
        $10,000       $10,000       $10,000
        $10,347       $10,436       $10,465
        $10,483       $10,486       $10,779
        $10,945       $10,756       $11,136
        $11,197       $11,006       $11,103
        $10,817       $10,589       $10,755
        $10,687       $10,633       $10,622
        $10,953       $11,152       $10,674
        $10,863       $11,150       $10,714
        $11,702       $12,235       $11,247
        $12,548       $13,401       $11,977
        $13,292       $14,464       $12,206
        $13,907       $15,335       $12,775
        $14,318       $16,157       $12,476
        $14,817       $16,880       $12,535
        $15,238       $17,400       $12,756
        $16,174       $18,850       $13,146
        $16,458       $19,356       $13,033
        $18,738       $22,732       $13,507
        $19,708       $24,432       $13,980
        $20,087       $25,134       $14,429
        $22,178       $28,638       $14,647
        $13,160       $29,584       $15,031
        $22,153       $16,642       $15,775
        $14,986       $32,313       $15,796
        $25,694       $33,923       $15,607
        $26,688       $36,315       $15,436
        $25,609       $34,046       $15,519
        $27,582       $39,111       $15,456
        $28,237       $40,007       $15,872
        $27,699       $38,945       $16,102
        $27,665       $38,567       $16,565
        $27,327       $35,551       $17,288
        $25,726       $31,339       $17,841
        $26,298       $33,171       $17,895
        $24,327       $28,305       $18,747
        $26,010       $31,331       $18,758
        $25,973       $31,418       $18,670
        $23,400       $27,211       $19,370
        $21,126       $22,512       $20,474
        $22,373       $24,409       $20,828

RETURNS as of 12/31/02

                                                 1 YEAR       5 YEAR*    10 YEAR*
                                                 ------       -------    --------
ADVISERS IB                                      -13.99%        2.18%      8.39%
S&P 500 INDEX                                    -22.10%       -0.58%      9.33%
LEHMAN BROTHERS GOVT./CREDIT BOND INDEX           11.04%        7.62%      7.61%

*Annualized Returns. Inception date is March 31, 1983.

The chart represents a hypothetical investment in the Hartford Advisers HLS Fund Class IB shares. (The annualized returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund returned -13.99% for the 12 months ended December 31, 2002. The Fund underperformed both the Lipper Flexible VA-UF Average, which returned -10.32% and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned -8.75% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For both the fourth quarter and the year, the most obvious factor affecting the bond market was the continued decline in the general level of interest rates. Low inflation, modest economic growth, and geopolitical uncertainty provided the backdrop against which investors were happy to accept historically low yields from their fixed income investments. As is typically the case in an environment such as the one we experienced during 2002, yields fell most dramatically for short- and intermediate- maturity securities and less for those of the longest maturities. The result was that the fixed income markets as broadly measured achieved another year of double-digit total returns.

During the year, we trimmed our positions in bonds in order to take advantage of attractive equity valuations. Within the fixed income portion of the Fund, we were overweight in U.S. mortgage backed securities and commercial mortgages. Looking forward, we expect interest rates to stabilize and remain low mitigating mortgage prepayment risk and volatility in the near term. We have been underweight U.S. government and agencies and overweight investment grade credits in anticipation of an economic recovery, which we believe will gather steam as the new year unfolds.

WHAT IS YOUR OUTLOOK FOR 2003?

Interest rates are quite low by any historical measure. These yield levels are the result of low inflation, modest growth, and economic uncertainty, and it would be overly optimistic to believe that all of these factors will continue to favor the bond market during 2003. Our best guess is that economic growth will accelerate, that geopolitical uncertainty will diminish, and that inflation fears, if not actual inflation will worsen somewhat. This analysis would argue that interest rates are likely to be somewhat higher at the end of 2003 than they are today. We also believe that Treasury securities are likely to be the poorest-performing sector of the bond market this year. The corporate bond market is poised for recovery as scandal and credit problems abate. The rebuilding of balance sheets that we expect argues for a more stable credit environment and that more stable environment should bring investors back to corporates. Mortgages will benefit from stable to rising interest rates and the diminution of refinancing fears. In addition, mortgages still offer yields that seem attractive given their credit quality.

Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares.

The performance after such date reflects actual Class IB share performance.

Hartford Bond HLS Fund

PORTFOLIO MANAGER

[PHOTO OF ALISON D. GRANGER]

     ALISON D. GRANGER, CFA
     Senior Vice President
     Hartford Investment
     Management Company

PERFORMANCE OVERVIEW

12/31/92 - 12/31/02
Growth of a $10,000 investment.

[LINE GRAPH]

                         Lehman            Lehman
                        Brothers          Brothers
          Bond          Aggregate       Govt./Credit
           IB          Bond Index#       Bond Index
        $10,000          $10,000          $10,000
        $10,400          $10,414          $10,465
        $10,696          $10,691          $10,779
        $11,066          $10,969          $11,136
        $10,995          $10,975          $11,103
        $10,615          $10,660          $10,755
        $10,483          $10,550          $10,622
        $10,525          $10,615          $10,674
        $10,535          $10,655          $10,714
        $11,019          $11,192          $11,247
        $11,716          $11,874          $11,977
        $11,896          $12,108          $12,206
        $12,452          $12,623          $12,775
        $12,177          $12,398          $12,476
        $12,211          $12,469          $12,535
        $12,422          $12,699          $12,756
        $12,858          $13,080          $13,146
        $12,826          $13,007          $13,033
        $13,319          $13,486          $13,507
        $13,832          $13,936          $13,980
        $14,282          $14,346          $14,429
        $14,527          $14,568          $14,647
        $14,876          $14,908          $15,031
        $15,393          $15,538          $15,775
        $15,414          $15,591          $15,795
        $15,225          $15,511          $15,607
        $15,006          $15,375          $15,436
        $15,085          $15,480          $15,519
        $15,077          $15,461          $15,456
        $15,458          $15,803          $15,872
        $15,788          $16,076          $16,102
        $16,183          $16,562          $16,565
        $16,853          $17,259          $17,288
        $17,378          $17,782          $17,841
        $17,420          $17,881          $17,895
        $18,095          $18,706          $18,747
        $18,284          $18,713          $18,758
        $18,164          $18,732          $18,670
        $18,724          $19,423          $19,370
        $19,281          $20,314          $20,477
        $20,081          $20,633          $20,828

RETURNS as of 12/31/02

                                                 1 YEAR       5 YEAR*    10 YEAR*
                                                 ------       -------    --------
BOND IB                                            9.83%       7.05%      7.22%
LEHMAN BROTHERS AGGREGATE BOND INDEX              10.26%       7.54%      7.51%
LEHMAN BROTHERS GOVT./CREDIT BOND INDEX           11.04%       7.62%      7.61%

*Annualized Returns. Inception date is August 31, 1977.

The chart represents a hypothetical investment in the Bond HLS Fund Class IB shares. (The returns include the Fund level expenses, but exclude the insurance charges).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund returned 9.83% for the 12 months ended December 31, 2002. The Fund outperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 8.19% over the same period. The Fund underperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 10.26% and the Lehman Brothers Government/Credit Bond Index, which returned 11.04% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the last couple of months, the Fund has benefited both in terms of yield and price appreciation from its increased weighting to longer-duration corporate bonds and an underweight to mortgage issues. We continue to see a sharper focus on corporations working to improve the health of their balance sheets. The reduction in our mortgage exposure was based on high levels of refinancing and the premium pricing of mortgage pass-throughs.

The Fund's modest exposure in non-dollar-denominated, developed-government, short-maturity Treasuries has also contributed positively to returns since these issues yield significantly more than equivalent maturity U.S. Treasury issues. The Fund's position in government debt, denominated in a combination of pound sterling, the Australian dollar and the Euro have been favorable as these currencies have performed well versus the U.S. dollar of late, providing added price appreciation to the Fund.

WHAT IS YOUR OUTLOOK FOR 2003?

In the near term, we believe that war fears will dominate valuations of many fixed income instruments, particularly Treasury securities. We expect these concerns to lend volatility to the market. Apart from this consideration, we are seeing growing signs that certain corporations are focused on reducing leverage and improving their financial flexibility. Yields are currently at attractive levels relative to U.S. Treasury securities. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals. We expect these industries to lead the U.S. economy toward higher growth. We are not emphasizing finance and consumer-sensitive securities, as we expect the consumer to lag any economic recovery produced by a rise in capital spending.

      Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

      Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

#     The Fund has changed its benchmark from the Lehman Brothers
      Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.

Nations Marsico International Opportunities Portfolio

PORTFOLIO MANAGEMENT

JAMES G. GENDELMAN,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 12/31/02
Growth of a $10,000 Investment.

[LINE GRAPH]

        Nations
        Marsico
     International      MSCI
     Opportunities      EAFE
        $10,000       $10,000
        $10,190       $10,106
        $10,311       $10,461
        $10,973       $10,876
        $14,750       $13,282
        $14,483       $12,742
        $12,714       $11,400
        $11,565        $9,733
        $10,936        $8,953
        $11,595        $8,808
        $10,132        $7,526

RETURNS as of 12/31/02

                                                                           SINCE
                                           1 YEAR          3 YEAR       INCEPTION*
                                           ------          ------       ----------
NATIONS MARSICO
INTERNATIONAL OPPORTUNITIES                 -7.35%         -11.76%         0.28%
MSCI EAFE                                  -15.94%         -17.24%        -5.80%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations Marsico International Opportunities Portfolio outperformed its benchmark with a total return of -7.35% versus -15.94% for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

From an economic sector perspective, there were several areas that had a significant and positive impact on the Portfolio's investment results: financial services, information technology, industrials and consumer staples.

The financial services sector overall was an important contributor to the Portfolio's relative performance. Insurance and banking positions were the two primary industries that buoyed investment results. Specific positions owned in these areas included Northern Rock plc, UBS AG, Kookmin Bank and Corporacion Mapfre, SA.

We generally did not maintain substantial levels of investment in the information technology sector, which had a positive impact on performance. However, our technology-related holdings did contribute meaningfully to the Portfolio's investment results for the period. We were fortunate to have good technology-related stock selection, particularly in the hardware and equipment industry, and some timely sell decisions during the year. Companies such as Nokia Oyj, Samsung Electronics Company, Ltd., Accenture and Hitachi were among the Portfolio's stronger-performing individual positions.

The Portfolio's automobile investments posted solid overall performance during the year. These holdings included Nissan Motor Company, Ltd. and Porsche AG. Nissan Motor posted a return of more than 44% for the period it was held in the Portfolio.

Stock selection in the capital goods and transportation industries helped the Portfolio's performance. Opportunistic investments in the airline and aircraft manufacturing industry, including Ryanair Holdings plc and Embraer-Empresa Brasileira de Aeronautica, contributed to the Portfolio's outperformance. Aerospace and defense company, Smiths Group, returned more than 15% during the period it was held in the Portfolio.

The Portfolio's overweighting in the consumer staples sector aided performance, highlighted by a relatively overweighted position in the food, beverage and tobacco industry. Unilever NV, Molson Inc., Shoppers Drug Mart Corporation and cosmetics manufacturer Shiseido contributed to the Portfolio's outperformance.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations Marsico International Opportunities Portfolio


One area that detracted from the Portfolio's performance as compared to the MSCI EAFE was an underweighted position in the materials sector. This was one of a very few sectors that had positive returns for the 12-month period ended December 31, 2002. Retailing positions, including The Seiyu, Ltd., Thomson and Ito-Yokado, also hurt results.

Country allocations, in aggregate, had a modestly positive affect on the Portfolio's performance. Generally, the Portfolio's country allocations are a residual of our investment process. We are typically more focused on sectors, industries and individual companies in terms of formulating an investment strategy. However, at times country position can either intentionally or other-wise have a material effect on performance, particularly for countries that are well represented in a benchmark index such as MSCI EAFE. On the positive side, the Portfolio's overweighted position in countries such as Korea and Finland (primarily comprised by a position in Nokia) added value, while positions in German equities had a negative impact on performance.

As of December 31, 2002 the Portfolio's holdings, in terms of economic sector distribution, were allocated primarily to consumer discretionary, financial services and consumer staples. The Fund's largest country allocations were to the United Kingdom, Netherlands, Germany, Canada and Japan.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

Our overall "global view" has several facets. First, we believe that, in general, the U.S. leads the rest of the world into and out of periods of economic slowdown. It appears to us at this point that there is evidence the U.S. is experiencing an economic recovery. However, that improvement seems somewhat subdued in nature thus far, in contrast to the remarkably robust levels of economic activity that prevailed during most of the 1990s. That likely will have, in our opinion, future implications in terms of the timing and magnitude for a full-fledged global economic rebound. The U.S. economy appears ham-strung to some extent by continued geopolitical concerns -- Iraq, North Korea and Venezuela, for example -- higher oil prices, concerns over the possibility of additional major terrorist attacks, predominantly unenthusiastic corporate capital spending and questions about the overall financial health of consumers. The global economy, in our view, is mixed overall. Certain major regions, particularly in Continental Europe -- United Kingdom, Germany and France -- appear to be struggling, while Japan faces continued economic malaise. At the same time, China is experiencing tremendous economic growth.

Our investment posture might be considered defensive in terms of portfolio orientation. Our strategy has favored consumer-related industries, such as beverages, automobiles, airlines and financial services companies, particular-ly those involved primarily in banking activities. Valuations and earnings growth potential in these areas appear compelling to us in the context of generally subdued worldwide economic activity. We did not have any positions in health care as of year end 2002. We view sectors such as technology and telecommunications services as offering some select opportunities at the individual company level. In general, however, we believe many companies in these areas face highly uncertain profit outlooks and yet continue to trade at relatively high valuations.

If geopolitical concerns were to abate meaningfully and the U.S. economic activity showed signs of strengthening, we believe it is possible that our Portfolio structure would change somewhat. That may potentially include higher allocations to areas such as technology, which could benefit upon the resumption of more robust levels of capital expenditures and economically-sensitive industries such as media, lodging and consumer durables.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations International Value Portfolio

PORTFOLIO MANAGEMENT

Large Cap Investment Committee,
Brandes Investment Partners, LLC.

PERFORMANCE OVERVIEW

7/7/00 - 12/31/02
Growth of a $10,000 Investment

[LINE GRAPH]

        Nations
     International      MSCI
         Value          EAFE
        $10,000       $10,000
         $9,540        $9,581
         $9,440        $9,664
         $9,090        $9,194
         $9,130        $8,977
         $9,010        $8,640
         $9,465        $8,947
         $9,003        $7,617
         $8,532        $7,027
         $8,370        $6,913
         $7,164        $5,907

RETURNS as of 12/31/02

                                                1 YEAR        SINCE INCEPTION*
                                                ------        ----------------
NATIONS INTERNATIONAL VALUE                    -16.04%           -12.55%
MSCI EAFE                                      -15.94%           -18.98%

*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

EFFECTIVE SEPTEMBER 30, 2002, NATIONS INTERNATIONAL VALUE PORTFOLIO NO LONGER ACCEPTS NEW INVESTMENTS. SHARES OF THE PORTFOLIO MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS BY THE PORTFOLIO.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations International Value Portfolio declined 16.04%, while the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), the Portfolio's benchmark, fell 15.94%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

While most international markets experienced declines in 2002, holdings in the United Kingdom proved the greatest weakness for Portfolio returns during the period. United Kingdom-based holdings experiencing declines included BAE Systems plc, Royal & Sun Alliance Insurance Group plc and Safeway plc. The Portfolio's holdings in Japan, France, Switzerland and Brazil also weighed on returns.

The Portfolio's holdings in several industries proved detrimental to returns in 2002, with price weakness affecting holdings in the diversified financials, communications equipment and commercial services and supplies industries. Significant exposure to the banking industry also negatively influenced returns. Among the poorest-performing holdings in these industries were Alcatel SA, ADR, Zurich Financial Services AG, ADR, Reuters Group plc and Bayerische Hypo-und Vereinsbank AG, ADR.

As a direct result of our individual stock selection, the Portfolio's exposure to the diversified telecommunication services, insurance and diversified financials industries increased. The Portfolio added to existing positions we believed to be temporarily underpriced, such as Deutsche Telekom AG, ADR, Royal & Sun Alliance Insurance Group plc and ING Groep NV, ADR. The Portfolio sold its holdings in the food products industry, including Unilever, to pursue what we believed to be more attractive opportunities.

Focusing on attractive security prices, we purchased new positions in Japan, the United Kingdom and France. New additions to the Portfolio included Sankyo Company, Ltd., Reuters Group plc and Axa, ADR. The Portfolio sold its positions in Ireland, including Allied Irish Bank, as a result of price appreciation.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations International Value Portfolio


Diversified telecommunication services, banking and oil and gas represented the Portfolio's most significant industry exposure. Our individual stock selection resulted in Japan, the United Kingdom and Spain comprising the greatest country exposure for the Portfolio.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

Overall, future macroeconomic and political developments have virtually no bearing on our company-specific research and analysis. While we are aware of short-term developments, our investment philosophy focuses on company-by-company analysis with a long-term perspective. In all market environments, we adhere to our strict, value-based investment approach.

As a "bottom-up" manager, we do not make "top-down" projections for sectors, industries, countries, economies or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths, with an eye to understanding the nature of their businesses and our estimate of their long-term intrinsic values. Applied globally, we believe our investment process continues to uncover promising opportunities in both developed and emerging markets. In our opinion, the strength of Portfolio holdings increase our potential for long-term outperformance. We believe long-term investors will be rewarded for their patience, as global markets evolve to more accurately reflect holdings' underlying values.

Over the long term, we remain confident that the markets will recognize the undervalued companies we hold. We intend to build on our heritage of favorable returns with limited risk and appreciate your continued confidence.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations Marsico Focused Equities Portfolio

PORTFOLIO MANAGEMENT

THOMAS F. MARSICO+,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 12/31/02
Growth of a $10,000 Investment

[CHART]

Nations Marsico
Focused Equities     S&P 500
   $10,000           $10,000
   $11,470           $10,343
   $13,016           $11,300
   $15,018           $12,698
   $19,951           $13,677
   $18,473           $13,618
   $16,796           $12,432
   $14,592           $11,600
   $13,820           $10,955
   $14,016            $9,514
   $11,730            $8,534

Returns as of 12/31/02

                                                      SINCE
                      1 YEAR          3 YEAR        INCEPTION*
                      -------        -------       -----------
NATIONS MARSICO
 FOCUSED EQUITIES     -15.13%        -16.23%          3.40%
S&P 500               -22.09%        -14.54%         -3.30%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations Marsico Focused Equities Portfolio had a total return of -15.13%, outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), which had a total return of -22.09%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

This past year can best be summarized, and at some risk understated, as an exceedingly difficult period for many equity investors. None of the ten economic sectors that comprise the S&P 500 Index registered a positive return for the year. The information technology, telecommunications and utilities sectors absorbed declines of 37%, 34% and 30%, respectively. The best-performing sector was consumer staples. Buoyed by gains in the household products industry, the sector declined by a relatively modest 4%.

In reflecting upon the period while studying the Portfolio's strategic positioning and individual holdings, there were a variety of contributing factors to the Portfolio's relative outperformance as compared to the S&P 500 Index. In particular, the Portfolio benefited from investments in the industrials and health care sectors. Companies such as Lockheed Martin Corporation and General Dynamics Corporation outperformed the S&P 500 Index for the period and were among the Portfolio's better-performing individual holdings.

Throughout the period, performance was positively impacted on two dimensions within the health care sector. The Portfolio maintained an overweighted position, as compared to the S&P 500 Index, in the health care equipment and services industry. This industry outperformed the broad equity market, while the Portfolio's aggregate holdings within the industry helped performance during the period. As an example, UnitedHealth Group Inc. rose in price by more than 18% during the period. The Portfolio also made select investments in the pharmaceutical/biotechnology industry, which contributed positively to investment results. Amgen Inc. posted a return of more than 38% during the period.

The Portfolio had substantial investments in the capital goods industry, which is the largest component of the S&P Industrial sector, with aerospace/defense positions representing the bulk of investments in this area.

THE PORTFOLIO NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE PORTFOLIO MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.

+ Effective February 1, 2003, Nations Marsico Focused Equities Portfolio will be co-managed by Thomas F. Marsico and James A. Hillary.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

The Portfolio's investment results were helped during the year by generally being underweighted in the information technology sector, particularly by having relatively modest levels of investment in the hardware and equipment industry. In addition, QUALCOMM Inc., a wireless communications company which the Portfolio owned, returned more than 15% for the period.

The Portfolio maintained substantial holdings within the consumer discretionary sector, with emphasis on retail companies. Holdings in automobile companies, such as Porsche AG and Ford Motor Company, and media companies, such as Clear Channel Communications, Inc. and Cox Communications, were the most significant industry-level holdings that positively impacted performance. Certain financial-related holdings had a positive impact on performance. SLM Corporation ("Sallie Mae") was one of the strongest performing position in the Portfolio, posting a return of more than 24% for the period. Citigroup, Inc. and Lehman Brothers Holdings, however did not perform well during the period.

Certain Portfolio holdings in the health care sector hindered performance. These included Baxter International, Quest Diagnostics, Inc. and Johnson & Johnson.

The Portfolio's primary "blemishes" during the period were maintaining generally underweighted positions in the consumer staples sector, particularly the household and personal products industry, as well as positions in the banking industry. The Portfolio's relative lack of exposure to the materials sector also detracted from investment results.

As of December 31, 2002, the Portfolio's economic sector allocations emphasized consumer-discretionary, financial services and health care companies. The Portfolio's allocation to the information technology sector increased modestly during the fourth quarter.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

We believe the recent and current investment environment is the most difficult experienced in the past 60 years. Our investment outlook might best be considered as somewhat cautious over the ensuing one to six months and more optimistic longer-term.

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still combustible situation in the Middle East and the ever-present fact that the U.S. remains at war in Afghanistan. Our view is that tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will need to be made as a prerequisite to an improved investment environment. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly painted a negative pallor over the equity markets. In our opinion, these geopolitical risks contributed greatly to the general level of uncertainty regarding the outlook for corporate profits. Stock market volatility in 2002 was the highest since the 1930s. Prices for gold and oil have risen sharply. We think these factors are directly reflective of the tense geopolitical situation we are expe-


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

riencing. For example, we feel if oil prices were to stay above $30/barrel for an extended period, it would likely exert a negative impact on both corporations and consumers.

On the brighter side, we think a reasonable and balanced case can be made for improved longer-term equity returns, assuming geopolitical factors show signs of being mitigated or, even better, being resolved. In offering that pronouncement, we acknowledge that pessimism in the capital markets--particularly for equities--is quite high at the moment due to three consecutive years of negative stock market returns influenced by geopolitical matters. This is the first time this has occurred since 1939-1941. This has created lower measures of consumer confidence, weaker holiday retail sales, concerns about labor market stability, fears of recurring corporate accounting scandals and bankruptcy filings by some of the United State's largest companies, including Enron, WorldCom, Conseco and UAL Corporation. And yet, we think there are a significant number of more positive factors at work that are important to recognize.

In the U.S., interest rates are at 40-year lows. The stimulus, or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative, and productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

U.S. stocks are coming off one of their worst periods in history. In the past, severely sustained downturns in equities have spawned a great deal of collateral damage, including the collapse of banks, contraction of lending and sharply higher rates of unemployment. Over the past few years, the diversity and resiliency of the U.S. economy have been expressed. Notably, the banking system has remained strong during the past several years. The unemployment rate has risen, but the present 6% level does not generally appear to be a major "drag" on the economy and, in fact, approximates what many economists consider to be full employment during periods of normal economic activity.

Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky based on their decline from peak levels reached in early 2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. Is a fourth consecutive calendar year decline possible? Perhaps, although that has occurred just once during the Great Depression years of 1929-1932. Equities tend to trade to extreme levels. We think it is increasingly possible that the worst days for equities are in the past. We think many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. We believe corporate earnings quality, overall, has improved. There are some economic sectors in the S&P 500 Index, including information technology and telecommunications services, which still appear overpriced to us. However, a number of other sectors and industries

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

look quite compelling and include certain consumer-related, health care, financial services and capital goods companies. In addition, certain companies with "special" technology and/or market share advantages in the information technology and telecommunications areas look attractive.

Events and initiatives in Washington, D.C. warrant mention as well. We think the mid-term elections were important in terms of giving a mandate to the Bush administration. President Bush has announced a $600 billion economic package (twice the amount that had been anticipated) that will feature tax cuts, including the complete elimination of dividend taxes, aid to states and extension of unemployment benefits. While these plans obviously are in the proposal stage and likely will undergo considerable debate before being approved, it appears to us that some meaningful fiscal policy from the government may be forthcoming.

Our longer-term, more positive view is anchored by the premise that geopolitical risks will abate. This should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" mentioned earlier to gain greater traction with investors. We believe the U.S. economic recovery, while somewhat subdued, is indeed well underway. Absent a further deterioration in the geopolitical situation, we believe equity returns should improve going forward.

Nations Small Company Portfolio

PORTFOLIO MANAGEMENT

SmallCap Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 12/31/02
Growth of a $10,000 Investment

[LINE GRAPH]

Nations Small Company      Russell 2000 Growth
        $10,000                 $10,000
         $9,750                  $9,426
         $9,065                  $9,048
         $9,366                 $10,209
         $9,602                 $12,947
        $10,285                 $13,106
        $10,643                 $10,043
        $11,277                 $10,047
        $11,061                  $9,117
         $9,821                  $7,535
         $8,145                  $6,357

Returns as of 12/31/02

                                                                SINCE
                                1 YEAR          3 YEAR        INCEPTION*
                                -------         -------       ----------
NATIONS SMALL COMPANY           -26.37%          -5.34%          -4.21%
RUSSELL 2000 GROWTH             -30.26%         -21.11%          -9.10%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations Small Company Portfolio outperformed its benchmark, declining 26.37%, versus the Russell 2000 Growth Index(1), which declined 30.26%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Retail was one of the best performing sectors for the Portfolio during the period as a result of good stock selection. Columbia Sportswear Company was the top-performing retail stock in the Portfolio during the period, up over 35%. Columbia's strong brand name, spring "sell-through," and international market gains have allowed them to report several upside earnings surprises during the year. The largest retail holding in the Portfolio, Cato Corporation was up approximately 15% during the period. Cato continued to report solid same-store sales gains, good merchandise mix during the period, and we feel it maintains good earnings visibility going forward.

Health care was also a leading sector during the period as a result of good stock selection and stock specific events. Martek Biosciences Corporation was the leading contributor to performance in the Portfolio during the period, up approximately 15%. During the period, two major pharmaceutical companies, Bristol-Myers Squibb Corporation and Abbott Laboratories, announced they would be launching a line of infant formula products containing Martek's oils. In addition, Martek has stated they see revenue and earnings up significantly next year. Centene Corporation, a main player in the fast growing industry of Medicaid managed care, was up over 50% during the period, as their positive results were driven by membership growth across markets and improved pricing.

The finance sector was the main detractor from performance during the period as a result of stock selection and stock specific events. One of our top holdings, Affiliated Managers Group, Inc. was down over 25% for the period. A weak stock market environment caused the asset management sector as a whole to decline on fears that outflows of investments would decrease fee revenues. Throughout the period, Affiliated Managers reported solid earnings, fee growth and a positive outlook, but the subsequent short-term gains after they reported earnings were not enough to offset the general sector decline. Also within the Portfolio, The Phoenix Companies, Inc. was not immune to the difficult market environment during the period, and its profitability was adversely affected, given its exposure to the investment management business. The stock finished down over 50% for the period.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

(1) The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations Small Company Portfolio

WHAT IS YOUR OUTLOOK FOR 2003?(3)

We remain optimistic regarding the outlook for small-cap stocks for 2003. Although the small-cap segment of the market has had three good years relative to large-caps, many of the factors that contributed to the small-cap outperformance still exist. We believe attractive valuations, greater earnings and sales growth, the historical pattern of outperformance as the economy emerges from a slowdown, a relatively slow initial public offering market, larger-cap companies acquiring smaller-cap companies in an attempt to add growth at an attractive price, and finally, the low interest rate environment, continue to provide small-cap companies with the opportunity to outperform. Given these factors, we feel investments will continue to flow into small-cap equities, thereby driving outperformance through 2003.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations Marsico 21st Century Portfolio

PORTFOLIO MANAGEMENT

JAMES A. HILLARY+,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 12/31/02
Growth of a $10,000 Investment

[LINE GRAPH]

      Nations Marsico
       21st Century               S&P 500
         $10,000                  $10,000
         $10,150                  $10,343
         $10,644                  $11,300
         $11,887                  $12,698
         $11,682                  $13,677
         $10,959                  $13,618
          $8,508                  $12,432
          $6,580                  $11,600
          $6,249                  $10,955
          $6,380                   $9,514
          $5,737                   $8,534

Returns as of 12/31/02

                                       SINCE
                   1 YEAR    3 YEAR  INCEPTION*
                   ------    ------  ----------
NATIONS MARSICO
21ST CENTURY       -8.20%   -21.11%   -11.01%

S&P 500           -22.09%   -14.54%    -3.30%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001 the portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations Marsico 21st Century Portfolio returned -8.20%, significantly outperforming its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), which had a total return of -22.09% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

There were several factors contributing to the Portfolio's outperformance during the past twelve months, the strongest of which was the Portfolio's investments in the consumer discretionary sector. The Portfolio's total holdings in this sector--spanning five industries--declined by a relatively modest amount of 6% over the past year. That compared favorably to the overall equity market decline.

The Portfolio benefited from being relatively overweighted in the consumer discretionary sector, while industry and stock selection also added value. In particular, investments in three industries were strong performers: consumer durables, automobiles and consumer discretionary. Homebuilding companies such as MDC Corporation and Lennar Corporation posted positive returns for the Portfolio as well as investments in automobile companies, such as Nissan Motor Corporation and Porsche AG. The Portfolio's investment results were also helped overall by having substantial positions in the retail industry during the first part of the year. Companies such as Furniture Brands International, Galyans Trading, and Talbots posted positive returns. We should note that as of December 31, 2002 the Portfolio's retailing positions totaled approximately 2% of net assets. Media-related positions, such as Clear Channel Communications, Inc., also positively contributed to performance.

The Portfolio's performance was positively impacted by positions in the health care and industrials sectors. Health care positions included two industries: equipment and services and pharmaceuticals/biotechnology. UnitedHealth Group Inc., one of the Portfolio's largest positions, gained 18% over the last year. The Portfolio's positions in pharmaceutical/biotechnology companies posted an aggregate gain of more than 6% during the year. These included companies such as Inspire Pharmaceuticals Inc. and Amgen Inc.

The Portfolio's holdings in the industrials sector during the period generally favored capital goods companies. Defense-related companies such as Lockheed Martin Corporation and General Dynamics Corporation contributed positively to the Portfolio's investment results. Performance also benefited through some opportunistic investments in the airline and aircraft manufacturing industry, which included Frontier Airlines, Continental

+ Effective February 1, 2003, Corydon J. Gilchrist will be the portfolio manager to Nations Marsico 21st Century Portfolio.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations Marsico 21st Century Portfolio

Airlines, Delta Airlines and JetBlue Airways. These positions were bought and then sold within the period. In fact, as of December 31, 2002, the Portfolio did not have any positions in the transportation industry.

Stock selection in the information technology sector, including BEA Systems, Inc., QUALCOMM Inc., AMDOCS and Microsoft Corporation, had a positive impact on the Portfolio's performance. Another area of value-added performance stemmed from the Portfolio maintaining a relatively low level of exposure to the telecommunications services sector. This sector was a good place to avoid, as it declined by 34% during the period.

Select diversified financial services positions posted strong returns, particularly SLM Corporation ("Sallie Mae") and Capital One Financial. Sallie Mae posted a return of more than 26% for the period. The Portfolio did not invest in the banking industry for the 12-month period ended December 31, 2002, and this had an adverse impact on performance because banking stocks, in general, were among the better-performing industries for the period.

Some primary "blemishes" during the period were investments in certain health care companies, such as Quest Diagnostics, Inc., Johnson & Johnson, Priority Healthcare Corporation, IDEC Pharmaceuticals Corporation and Intermune, Inc. Select consumer discretionary holdings, such as Four Seasons Hotels Inc., Omnicom Group Inc., Tiffany & Company and General Motors Corporation also performed poorly during the period.

As of December 31, 2002 the Portfolio maintained four areas of emphasis in terms of economic sector distribution. These included: consumer discretionary, health care, information technology and financial services. The Portfolio also had modest exposure to the industrials, telecommunications, utilities and consumer staples sectors. The Portfolio did not have any exposure to energy and materials.

What is your outlook for 2003?(3)

We believe the recent and current investment environment is the most difficult experienced in the past 60 years. Our investment outlook might best be considered as somewhat cautious over the ensuing one to six months and more optimistic longer-term.

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still combustible situation in the Middle East and the ever-present fact that the U.S. remains at war in Afghanistan. Our view is that tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will need to be made as a prerequisite to an improved investment environment. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly painted a negative pallor over the equity markets. In our opinion, these geopolitical

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations Marsico 21st Century Portfolio

risks contributed greatly to the general level of uncertainty regarding the outlook for corporate profits. Stock market volatility in 2002 was the highest since the 1930's. Prices for gold and oil have risen sharply. We think these factors are directly reflective of the tense geopolitical situation we are experiencing. For example, we feel if oil prices were to stay above $30/barrel for an extended period, it would likely exert a negative impact on both corporations and consumers.

On the brighter side, we think a reasonable and balanced case can be made for improved longer-term equity returns, assuming geopolitical factors show signs of being mitigated or, even better, being resolved. In offering that pronouncement, we acknowledge that pessimism in the capital markets-- particularly for equities--is quite high at the moment due to three consecutive years of negative stock market returns influenced by geopolitical matters. This is the first time this has occurred since 1939-1941. This has created lower measures of consumer confidence, weaker holiday retail sales, concerns about labor market stability, fears of recurring corporate accounting scandals and bankruptcy filings by some of the United State's largest companies, including Enron, WorldCom, Conseco and UAL Corporation. And yet, we think there are a significant number of more positive factors at work that are important to recognize.

In the U.S., interest rates are at 40-year lows. The stimulus, or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative, and productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

U.S. stocks are coming off one of their worst periods in history. In the past, severely sustained downturns in equities have spawned a great deal of collateral damage, including the collapse of banks, contraction of lending and sharply higher rates of unemployment. Over the past few years, the diversity and resiliency of the U.S. economy have been expressed. Notably, the banking system has remained strong during the past several years. The unemployment rate has risen, but the present 6% level does not generally appear to be a major "drag" on the economy and, in fact, approximates what many economists consider to be full employment during periods of normal economic activity.

Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky based on their decline from peak levels reached in early 2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. Is a fourth consecutive calendar year decline possible? Perhaps, although that has occurred just once-- during the Great Depression years of 1929-1932. Equities tend to trade to extreme levels. We think it is increasingly possible that the worst days for equities are in the past. We think many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. We believe corporate earnings quality, overall,

Nations Marsico 21st Century Portfolio

has improved. There are some economic sectors in the S&P 500 Index, including information technology and telecommunications services, which still appear overpriced to us. However, a number of other sectors and industries look quite compelling and include certain consumer-related, health care, financial services and capital goods companies. In addition, certain companies with "special" technology and/or market share advantages in the information technology and telecommunications areas look attractive.

Events and initiatives in Washington, D.C. warrant mention as well. We think the mid-term elections were important in terms of giving a mandate to the Bush administration. President Bush has announced a $600 billion economic package (twice the amount that had been anticipated) that will feature tax cuts, including the complete elimination of dividend taxes, aid to states and extension of unemployment benefits. While these plans obviously are in the proposal stage and likely will undergo considerable debate before being approved, it appears to us that some meaningful fiscal policy from the government may be forthcoming.

Our longer-term, more positive view is anchored by the premise that geopolitical risks will abate. This should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" mentioned earlier to gain greater traction with investors. We believe the U.S. economic recovery, while somewhat subdued, is indeed well underway. Absent a further deterioration in the geopolitical situation, we believe equity returns should improve going forward.

Nations Marsico Growth Portfolio

PORTFOLIO MANAGEMENT

THOMAS F. MARSICO+,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 12/31/02
Growth of a $10,000 Investment

[LINE GRAPH]

       Nations
    Marsico Growth        S&P 500
       $10,000            $10,000
       $11,270            $10,343
       $12,180            $11,300
       $13,953            $12,698
       $18,891            $13,677
       $18,300            $13,618
       $16,544            $12,432
       $14,599            $11,600
       $13,626            $10,955
       $13,687             $9,514
       $11,428             $8,534

Returns as of 12/31/02

                               1 YEAR        3 YEAR          INCEPTION*
                               ------        ------          ----------
NATIONS MARSICO GROWTH         -16.13        -15.43%           2.84%
S&P 500                        -22.09        -14.54%          -3.30%

* Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2002, the Portfolio had a different name, investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations Marsico Growth Portfolio returned -16.13%, substantially outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), which had a total return of -22.09%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

This past year can best be summarized, and at some risk understated, as an exceedingly difficult period for many equity investors. None of the ten economic sectors that comprise the S&P 500 Index registered a positive return for the year. The information technology, telecommunications and utilities sectors absorbed declines of 37%, 34% and 30%, respectively. The best-performing sector was consumer staples. Buoyed by gains in the household products industry, the sector declined by a relatively modest amount of 4%.

In reflecting upon the period while studying the Portfolio's strategic positioning and individual holdings, there were a variety of contributing factors to the Portfolio's relative outperformance as compared to the S&P 500 Index. In particular, the Portfolio benefited from investments in the industrials and health care sectors. Companies such as Lockheed Martin Corporation and General Dynamics Corporation outperformed the S&P 500 Index for the period and were among the Portfolio's better-performing individual holdings.

Throughout the period, performance was positively impacted on two dimensions within the health care sector. The Portfolio maintained an overweighted position, as compared to the S&P 500 Index, in the health care equipment and services industry. This industry outperformed the broad equity market, while the Portfolio's aggregate holdings within the industry helped performance during the period. For example, UnitedHealth Group Inc. rose in price by more than 18% during the period. The Portfolio also made select investments in the pharmaceutical/biotechnology industry, which contributed positively to investment results. Amgen Inc. posted a return of more than 38% during the period.

The Portfolio had substantial investments in the capital goods industry, which is the largest component of the S&P Industrial sector, with aerospace/defense positions representing the bulk of investments in this area.

The Portfolio's investment results were helped during the year by generally being underweighted in the information technology sector, particularly by having relatively modest levels of investment in the hardware and equipment industry. In addition, QUALCOMM Inc., a wireless communications company, which the Portfolio owned, returned more than 15% for the period.

+ Effective February 1, 2003, Nations Marsico Growth Portfolio will be co-managed by Thomas F. Marsico and James A. Hillary.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations Marsico Growth Portfolio

The Portfolio maintained substantial holdings within the consumer discretionary sector, with emphasis on retail companies. Holdings in automobile companies, such as Porsche AG and Ford Motor Company, and media companies, such as Clear Channel Communications, Inc. and Cox Communications, were the most significant industry-level holdings that positively impacted performance. Certain financial-related holdings had a positive impact on performance. SLM Corporation ("Sallie Mae") was one of the strongest performing position in the Portfolio, posting a return of more than 24% for the period. Citigroup, Inc and Lehman Brothers Holdings, however, did not perform well during the period.

Certain Portfolio holdings in the health care sector hindered performance, these included Baxter International, Quest Diagnostics, Inc. and Johnson & Johnson.

The Portfolio's primary "blemishes" during the period were maintaining generally underweighted positions in the consumer staples sector, particularly the household and personal products industry, as well as positions in the banking industry. The Portfolio's relative lack of exposure to the materials sector also detracted from investment results.

As of December 31, 2002, the Portfolio's economic sector allocations emphasized consumer-discretionary, financial services and health care companies. The Portfolio's allocation to the information technology sector increased modestly during the fourth quarter.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

We believe the recent and current investment environment is the most difficult experienced in the past 60 years. Our investment outlook might best be considered as somewhat cautious over the ensuing one to six months and more optimistic longer-term.

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still combustible situation in the Middle East and the ever-present fact that the U.S. remains at war in Afghanistan. Our view is that tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will need to be made as a prerequisite to an improved investment environment. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly painted a negative pallor over the equity markets. In our opinion, these geopolitical risks contributed greatly to the general level of uncertainty regarding the outlook for corporate profits. Stock market volatility in 2002 was the highest since the 1930s. Prices for gold and oil have risen sharply. We think these factors are directly reflective of the tense geopolitical situation we are experiencing. For example, we feel if oil prices were to stay above $30/barrel for an extended period, it would likely exert a negative impact on both corporations and consumers.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations Marsico Growth Portfolio

On the brighter side, we think a reasonable and balanced case can be made for improved longer-term equity returns, assuming geopolitical factors show signs of being mitigated or, even better, being resolved. In offering that pronouncement, we acknowledge that pessimism in the capital markets-- particularly for equities--is quite high at the moment due to three consecutive years of negative stock market returns influenced by geopolitical matters. This is the first time this has occurred since 1939-1941. This has created lower measures of consumer confidence, weaker holiday retail sales, concerns about labor market stability, fears of recurring corporate accounting scandals and bankruptcy filings by some of the United State's largest companies, including Enron, WorldCom, Conseco and UAL Corporation. And yet, we think there are a significant number of more positive factors at work that are important to recognize.

In the U.S., interest rates are at 40-year lows. The stimulus or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative, and productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

U.S. stocks are coming off one of their worst periods in history. In the past, severely sustained downturns in equities have spawned a great deal of collateral damage, including the collapse of banks, contraction of lending and sharply higher rates of unemployment. Over the past few years, the diversity and resiliency of the U.S. economy have been expressed. Notably, the banking system has remained strong during the past several years. The unemployment rate has risen, but the present 6% level does not generally appear to be a major "drag" on the economy and, in fact, approximates what many economists consider to be full employment during periods of normal economic activity.

Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky based on their decline from peak levels reached in early 2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. Is a fourth consecutive calendar year decline possible? Perhaps, although that has occurred just once -- during the Great Depression years of 1929-1932. Equities tend to trade to extreme levels. We think it is increasingly possible that the worst days for equities are in the past. We think many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. We believe corporate earnings quality, overall, has improved. There are some economic sectors in the S&P 500 Index, including information technology and telecommunications services, which still appear overpriced to us. However, a number of other sectors and industries look quite compelling and include certain consumer-related, health care, financial service, and capital goods companies. In addition, certain companies with "special" technology and/or market share advantages in the information technology and telecommunications areas look attractive.

Nations Marsico Growth Portfolio

Events and initiatives in Washington, D.C. warrant mention as well. We think the mid-term elections were important in terms of giving a mandate to the Bush administration. President Bush has announced a $600 billion economic package (twice the amount that had been anticipated) that will feature tax cuts, including the complete elimination of dividend taxes, aid to states and extension of unemployment benefits. While these plans obviously are in the proposal stage and likely will undergo considerable debate before being approved, it appears to us that some meaningful fiscal policy from the government may be forthcoming.

Our longer-term, more positive view is anchored by the premise that geopolitical risks will abate. This should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" mentioned earlier to gain greater traction with investors. We believe the U.S. economic recovery, while somewhat subdued, is indeed well underway. Absent a further deterioration in the geopolitical situation, we believe equity returns should improve going forward.

Nations Capital Growth Portfolio

PORTFOLIO MANAGEMENT

Growth Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 12/31/02
Growth of a $10,000 Investment

[LINE GRAPH]

        Nations             Russell
     Capital Growth       1000 Growth
        -------            -------
        $10,000            $10,000
        $10,320            $10,454
        $11,139            $12,046
        $12,397            $13,306
        $13,174            $16,041
        $13,033            $16,721
        $11,658            $12,444
        $10,895            $10,672
        $10,270             $9,902
         $8,110             $7,844
         $7,183             $7,141

Returns as of 12/31/02

                                                                   SINCE
                                 1 YEAR           3 YEAR         INCEPTION*
                                 ------           ------         ----------
NATIONS CAPITAL GROWTH          -30.06%          -18.31%           -6.71%
RUSSELL 1000 GROWTH             -27.88%          -23.64%           -6.84%

* Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Capital Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations Capital Growth Portfolio returned -30.06% versus -27.88% for the Russell 1000 Growth Index(1), the Portfolio's benchmark.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The U.S. stock market was characterized by extreme volatility over the last 12 months. The period was marked by substantial stock market losses in response to disappointing corporate earnings, a sluggish economic recovery and continuing revelations about bad behavior on Wall Street. Although we were pleased to see the Portfolio outperform its index as the market collapsed during the summer, we were disappointed that it could not keep pace with its benchmark when the market surged during the fall. We believe Nations Capital Growth Portfolio is biased to high-quality companies with strong fundamentals and good earnings prospects. The fall rally was led primarily by stocks with less than stellar fundamentals. As a result, we would not expect to keep pace with a rally such as this but we seek to outperform our index over time.

Holdings such as Berkshire Hathaway Inc., Clear Channel Communications, Inc., Colgate-Palmolive Company and Abbot Laboratories were some of our best performers. The Portfolio's overweight exposure to financials and underweight position in technology helped relative returns during the fourth quarter rally.

The market continued to drop through mid-October and then moved sharply higher in late October and November. The rise could be attributed to better market valuation, a resumption of earnings growth for the broad market and a 50 basis point rate cut by the Federal Reserve Board. During this period, the many stocks that had previously dropped the most, because of their weak fundamentals, rose the most. Many low-quality technology stocks with stock prices under $5 surged ahead. The Portfolio was hurt by its underweight exposure to the technology sector and the market's rotation out of many of the Portfolio's "safe haven" stocks including United Healthcare, Berkshire Hathaway Inc., Coca-Cola Company and Lockheed Martin Corporation.

During December, the market drifted lower as some investors cashed in on the market's strong two-month advance, worried about the economic recovery and fretted over the possibility of war with Iraq. The Portfolio performed similarly to its index during this one-month period.

(1) The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations Capital Growth Portfolio

WHAT IS YOUR OUTLOOK FOR 2003?(3)

After three consecutive years of negative returns for the market, we believe the prospect for a positive 2003 seems quite probable. The last time the market was down three consecutive years was over 60 years ago. We are optimistic going forward for many reasons.

First, we see a resumption of earnings growth for the broad market. This is significant in our opinion because we believe that stock prices follow earnings. The broad market had six consecutive quarters of negative earnings growth from the fourth quarter of 2000 through the first quarter of 2002. The market started showing rising earnings in the second quarter of 2002 and continued in the third quarter. We believe earnings for the broad market will continue to advance in 2003, which should lead to rising stock prices.

Secondly, we see the economy as stable and improving. We believe the U.S. economy could grow by over 2% in 2003. In addition, we believe that the Bush Administration is committed to the success of the economy and we would not be surprised to see an aggressive move forward for a fiscal stimulus package and tax reductions. We believe both of these initiatives may be good for businesses, consumers and the stock market.

Thirdly, we believe that individual stocks and the broad market are attractively priced. The Standard & Poor's 500 Composite Stock Price Index(4) is currently trading near its historical average price to earnings ratio. With expected earnings growth of 12%, we would hope the market could rise at least 10%, and it could go up even higher if investors felt more comfortable with the economy and were less worried about war.

Fourthly, we do not find competing investments for stocks as attractive today. Money market accounts and bonds offer investors low yields because interest rates are near historic lows.

The primary risks to our outlook include a protracted war with Iraq, substantial reductions in company earning estimates, slowing consumer spending and business spending coming back later than what investors are hoping for.

The U.S. stock market has had a nice rally from its mid-October low through year-end. While we are hopeful that the market will start strong in January, we believe that new buyers will not enter the market until they hear some good news. This good news could be better than expected economic statistics, such as lower unemployment or rising industrial production. The good news could also be companies telling analysts to raise their earnings estimates. We expect the U.S. economy to strengthen in 2003, which, we believe, will cause better economic news, corporate earnings growth and rising stock prices.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS MIDCAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT

Growth Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW
5/01/01 - 12/31/02
Growth of a $10,000 Investment

[LINE CHART]

             Nations             Russell            S&P
           MidCap Growth       1000 Growth       MidCap 400
          --------------       -----------       ----------

             $10,000            $10,000            $10,000
              $9,780            $10,233             $9,953
              $9,580            $10,192             $9,958
              $6,790             $8,503             $7,190
              $8,440            $10,032             $9,135
              $6,320             $9,710             $7,336
              $5,570             $8,576             $6,632

Returns as of 12/31/02

                                       1 YEAR       SINCE INCEPTION*
                                      -------       ----------------
NATIONS MIDCAP GROWTH                 -34.00%          -29.58%
RUSSELL MIDCAP GROWTH                 -27.41%          -21.84%
S&P MIDCAP 400                        -14.51%           -8.80%

*Annualized Returns. Inception date is May 1, 2001.

The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal period ended December 31, 2001 compare the Portfolio's performance to the Standard & Poor's MidCap 400 Index. Effective May 1, 2002, portfolio management changed the index to which it compares its performance because the Russell MidCap Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations MidCap Growth Portfolio returned -34.00% compared to -27.41% for the Russell MidCap Growth Index(1), the Portfolio's benchmark.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

There is no chance of hyperbole when describing how unpleasant 2002 turned out to be for most equity investors. Despite three brief, hopeful rallies during the year the stock market produced its third consecutive year of losses--something that hasn't happened in 60 years. The Standard & Poor's 500 Composite Stock Price Index(3) lost 22.09%, the Nasdaq Composite Index(4) fell 31.5%, all of the rest of the major indexes posted double-digit declines and each of the S&P 500 Index sectors declined for the first time since 1981. Clearly the expectations at the start of the year for better economic and corporate growth did not materialize. That however, does not begin to explain the drubbing inflicted on many stocks throughout much of the year. In fact, 2002 was filled with good news. The economy actually grew at an annualized rate of roughly 2.4% (3.4% in the first three quarters), new home sales hit a record high in November, auto sales were strong, productivity figures were up and unemployment claims improved. The one factor that was worse than anyone imagined was psychological-- the risk premium determined by investor confidence. Corporate malfeasance, record large bankruptcies, distrust of Wall Street, geopolitics and war were enough to kill any appetite for risk.

The intolerance for risk put enormous pressure on growth stocks. Technology was the hardest hit sector and contributed one-third of the negative performance in the Portfolio for the year. Several large holdings that experienced sharp declines in share price include Convergys Corporation and CSG Systems International, Inc., which serve the weak cable and telecom markets. Both of these businesses, along with another large position, Concord EFS, Inc., continued to generate significant earnings and cash flow, but could not overcome their slowing growth rates. The weakness in the communications sector was a major contributor to performance and much of the reason for the underperformance relative to the benchmark. A meltdown in both the cable and the telecommunications sectors had the biggest impact. There was a backlash against highly leveraged companies like Charter Communications, Inc. and Cablevision Systems Corporation, and Adelphia Communications Corporation became the victim of a massive fraud by the controlling family.

BECAUSE MID-SIZED COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT OR ACTIVELY TRADED OR LARGE COMPANY STOCKS, THEIR SHARE PRICES TEND TO BE MORE VOLATILE.

(1) The Russell MidCap Growth Index is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4) The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS MIDCAP GROWTH PORTFOLIO

The growth segments of the health care sector were also hit hard. Investors had little patience for the uncertainty of the biotech and the specialty drug companies. In most cases it did not matter whether the businesses were being valued on current earnings or the future pipeline. Despite having great promise and little to do with the economy, these long-duration assets could not sustain their high multiples or expensive valuations.

Contrary to the broader market, the Portfolio had two sectors, transportation and basic industry, produce a positive return for the period. Holdings that helped the Portfolio's performance were Ecolab, Inc. and Avery Dennison Corporation. The energy sector, which had an allocation that was overweight relative to the benchmark, also significantly outperformed the market.

WHAT IS THE OUTLOOK FOR 2003?(5)

We are optimistic that the equity market will break its three-year losing streak in 2003. Most important is that the economy is indeed growing, albeit less than its potential. We believe there are a number of reasons to be optimistic. Many of the negatives plaguing the market in the past year have subsided or may soon be resolved. The current monetary stimulus and pending fiscal stimulus may provide both a shot in the arm to the economy today and sets the stage for better long-term growth. While not as low as they were on October 10, 2002, the market low for the year, we feel valuations are reasonable, particularly with Treasury yields remaining at record lows. Lastly, earnings growth, which has been weak for two years, appears capable of growing at least in the high single digits. There are, however, real risks to this optimism. Not only does it depend on U.S. consumers, many of whom are out of work or have over-extended credit, to continue a healthy pace of spending, it requires corporations, which represent one-third of the economy, to resume their capital spending. In the end, our optimism rests on the resiliency of Americans and the U.S. economy.

(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations Value Portfolio

PORTFOLIO MANAGEMENT

Value Strategies Team,
Banc of America Capital Management, LLC


PERFORMANCE OVERVIEW
3/27/98 - 12/31/02
Growth of a $10,000 Investment


[LINE CHART]


            Nations             Russell
             Value            1000 Value
         --------------      ------------
             $10,000            $10,000
              $9,940            $10,045
             $10,448            $10,356
             $11,211            $11,689
             $10,710            $11,117
             $10,366            $10,647
             $11,510            $11,897
             $10,929            $11,746
             $10,681            $11,231
              $9,992            $10,694
              $8,466             $9,487


Returns as of 12/31/02

                                                             SINCE
                                  1 YEAR      3 YEAR       INCEPTION*
                                  -------     ------       ----------
NATIONS VALUE                     -20.73%     -7.54%         -3.43%
RUSSELL 1000 VALUE                -15.52%     -5.14%         -1.10%


*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

How did the Portfolio perform?

For the 12-month period ended December 31, 2002, Nations Value Portfolio posted a -20.73% return, which compares to the total return of -15.52% for the Russell 1000 Value Index(1).

Why did the Portfolio perform this way?(2)

There are times when more cyclically oriented stocks can represent an attractive opportunity. The Value Strategies Team believed this to be the case for this reporting period. From an economic standpoint, the U.S. as a whole was expected to post a respectable Gross Domestic Product (GDP) figure, as we saw progress on corporate profit growth. However, the performance within the stock market both as a whole, and in particular cyclical stocks, did not reflect this.

Around July and August the published economic statistics became somewhat mixed, and many cyclical stocks fell as a result. The Portfolio held positions in paper companies such as Bowater, Inc. and International Paper Company and consumer stocks such as Ford Motor Corporation, McDonald's Corporation and Starwood Hotels & Resorts Worldwide, Inc. that underperformed its benchmark. Even companies such as Honeywell International Inc., Lockheed Martin Corporation and Raytheon Company, which had exposure to the positive long-term trends we saw in defense spending, were hurt due to their exposure to commercial aviation and other cyclical businesses. The Portfolio's underweighted positions in technology and communications stocks during the October rally caused returns to lag slightly. As a result, we increased our exposure in these areas, given attractive valuations and signs that a bottom in fundamentals had been reached.

The Portfolio was "barbelled" in energy stocks and held benchmark weightings in key holdings like ExxonMobil Corporation and Chevron Texaco Corporation while simultaneously having exposure to companies that had a more leveraged exposure to improving commodity prices. Stocks like ENSCO International Inc. and Nabors Industries, Ltd., which are involved in drilling and oil field services, did well and drove positive returns in the group. The health care sector performed well for the Portfolio, thanks in large part to Pharmacia Corporation, which received a takeover bid and Abbott Laboratories, which saw a strong rebound during the period.

(1) The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations Value Portfolio

What is your outlook for 2003?(3)

News of Middle East concerns, accounting scandals, corporate fraud and bankruptcies dominated 2002. While stock valuations twelve months ago may not have been compelling, in our opinion they were not bad in light of the forecasts for good GDP and decent corporate profit growth. Given a better earnings growth outlook for 2003, we believe future stock valuations look good. History, we feel, is also on our side. The Standard & Poor's 500 Composite Stock Price Index
(4) has not seen four consecutive down years since 1929-1932, which was the time which marked the beginning of the Great Depression. We feel we are a long way away from the issues which produced that difficult period in the market.

We believe that a longer-term perspective is the proper way to view investments. Shell-shocked market strategists are understandably getting more and more conservative, given the challenges of the last few years. We take an objective look at corporate profit growth, fiscal policy and valuations coupled with the belief that market returns will at some point revert back to their mean. This gives us reason to be optimistic.


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Nations Asset Allocation Portfolio

PORTFOLIO MANAGEMENT

Fixed Income Management Team and Growth
Strategies Team
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW


3/27/98 - 12/31/02
Growth of a $10,000 Investment

[LINE GRAPH]

        Nations                     Lehman
         Asset           S&P        Aggregate       Russell
       Allocation        500        Bond Index       1000
       ----------     --------      ----------     --------
        $10,000        $10,000       $10,000        $10,000
         $9,790        $10,343       $10,234        $10,250
         $9,777        $11,300       $10,703        $11,204
        $10,222        $12,698       $10,556        $12,497
         $9,918        $13,677       $10,615        $13,547
         $9,836        $13,618       $11,038        $13,653
        $10,725        $12,432       $11,849        $12,492
        $10,556        $11,600       $12,278        $11,612
        $10,219        $10,955       $12,850        $10,937
         $9,323         $9,514       $13,337         $9,535
         $8,835         $8,534       $14,168         $8,589


Returns as of 12/31/02

                                                               SINCE
                                   1 YEAR        3 YEAR       INCEPTION*
                                  ---------     ----------    ----------
NATIONS ASSET ALLOCATION           -13.54%        -3.78%        -2.56%
S&P 500                            -22.09%       -14.54%        -3.30%
LEHMAN AGGREGATE
BOND INDEX                          10.25%        10.10%         7.61%
RUSSELL 1000                       -21.65%       -14.16%        -3.20%

*Annualized Returns.  Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Asset
Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

Effective January 1, 2002, Banc of America Capital Management, LLC began managing the equity portion of the Portfolio, replacing Chicago Equity Partners, LLC as the prior investment adviser.

Effective December 31, 2002, the Portfolio changed its principal investment strategies as well as the portfolio management team that makes the day-to-day investment decisions for the equity portion of the Portfolio.

The annual reports for the fiscal period ended December 31, 2001 compare the equity portion of the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective December 31, 2002, portfolio management for the equity portion of the Portfolio changed the index to which it compares its performance because the Russell 1000 Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the equity portion of the Portfolio.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

The allocation to the positively performing fixed-income investments was not enough to offset one of the worst equity markets in history. As a consequence, Nations Asset Allocation Portfolio suffered a decline of 13.54% in the 12-month period ended December 31, 2002. That compares with a positive 10.25% total return for the Lehman Aggregate Bond Index(1) and a negative 22.09% total return for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(2) over the same time period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

The final quarter of the year was the lone positive quarter for stocks, but the rebound fell far short of recovering the severe losses in the first three quarters. As the year progressed, investors bore the weight of compounding geopolitical concerns, including the war against terrorism waged in Afghanistan, the ongoing threat of terrorism, escalating violence in the Middle East, war rhetoric with Iraq and provocative nuclear concerns with North Korea. Domestically, the economy struggled through the year to maintain its recovery mode, as unemployment was creeping gradually higher. All of that was on top of corporate malfeasance and fraud revelations, a number of record setting corporate bankruptcies, conflicts of interest for Wall Street and a double-digit drop in corporate earnings. It was a year fraught with concern, fear and mistrust that resulted in the worst performance since 1974 for the S&P 500 Index. Only three other calendar years in the history of the S&P 500 Index had worse than a 20% drop in price, all three in the depression decade of the 1930's.

The stocks held in Nations Asset Allocation Portfolio were predominantly large-capitalization stocks of high-quality companies. The equity performance tracked the large-capitalization indices for the most part, hindered slightly by an underweighting in the materials industry stocks, the second best performing sector for the year, off 7.7%. The worst-performing sectors for the year were technology and telecommunication stocks, which fell more than 35% during the year. A reduced relative weighting in those sectors was an advantage for the equity portfolio until the fourth quarter when technology and telecommunication stocks rebounded 22% and 36%, respectively, surpassing than the 8% pace of the broader market.

1 The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2 The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

3 Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations Asset Allocation Portfolio

Individual stocks in the equity portfolio whose revenues were tied to the stable spending patterns of consumers like Anheuser-Busch Companies, Inc. and PepsiCo Inc. fared well during the year compared to the more severe declines in the general market. Detracting from relative performance were stocks of companies expected to benefit from the economic recovery such as Honeywell International Inc. and General Electric Company. The pace of economic recovery for 2002, however, was much below historic rebounds, and the momentum many of these cyclical stocks enjoyed early in the year faltered as the economy plodded forward.

The bonds held in Nations Asset Allocation Portfolio were also dominated by high-quality issues and worked to buffer the declines in stocks. For the year, the strongest returns were focused in the Treasury segment of the bond market, as investors sought the safest investments in a tumultuous environment. The Lehman U.S. Treasury Bond Index(4) gained 11.8% in 2002. Close behind Treasury performance were the returns of high-grade corporate bonds. The lagging returns in the lower-quality segment of the bond market hindered the Portfolio's bond performance slightly, as the Lehman U.S. High Yield Bond Index(5) fell 1.4% for the year.

WHAT IS YOUR OUTLOOK FOR 2003?(6)

Last year was the third consecutive year of negative returns for stocks, a string not experienced since 1939 through 1941. While it is not unprecedented to string four years of negative performance together, we believe the starting point for stocks in 2003 is more attractive than last year. In our opinion, valuations are at more reasonable levels, and quarterly earnings are growing. The prospect for favorable tax treatment for stock dividends could also work to positively influence stock prices. While an above-average year in equity performance is possible, the progress made in resolving some of the many issues that concern investors is key. From an economic and earnings perspective alone, we believe the probability of a positive year for stocks looks good.

For the highest-quality segment of the bond market, particularly government securities, potential returns may be subdued as interest rate pressures could hold down the appreciation in value of fixed-income investments. Lower-quality corporate bonds, however, are expected to benefit from the improvements in company balance sheets as the result of continued economic growth and higher corporate earnings.

4 The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

5 The Lehman U.S. High Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

6 The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations High Yield Bond Portfolio

PORTFOLIO MANAGEMENT

High Yield Portfolio Management Team,
MacKay Shields LLC

[LINE GRAPH]

PERFORMANCE OVERVIEW
7/7/00-12/31/02
Growth of a 10,000 Investment

        Nations         CSFB
       High Yield     Global High
          Bond          Yield
        $10,000        $10,000
        $10,050        $10,094
        $10,090        $10,162
         $9,970        $10,068
         $9,720         $9,755
         $9,210         $9,371
         $9,466         $9,559
         $9,963         $9,969
        $10,254        $10,115
        $10,219        $10,130
        $10,478        $10,419

Returns as of 12/31/02

                                           SINCE
                           1 YEAR        INCEPTION*
                          ---------      ----------
NATIONS HIGH YIELD BOND      2.18%         1.90%
CSFB GLOBAL HIGH YIELD       3.01%         1.65%


*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations High Yield Bond Portfolio returned 2.18% versus 3.01% for the Credit Suisse First Boston (CSFB) Global High Yield Index (the Index)(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The high yield market rallied throughout the fourth quarter. We began 2002 overweighted in risk credits (B-CCC). During the period, we consistently added to the seasoned issuers (BB-B) with unusually attractive yields. The combination of these strategies led to some underperformance, as the market sold off to historic lows. However, it positioned the Portfolio well for the ultimate rebound, which began in October.

The high yield market started off strongly during the first part of 2002. As the second quarter progressed, however, several shocks caused the high yield market to trade off sharply in May and June. Bonds of WorldCom, Adelphia Communications Corporation and Xerox Corporation, all large high yield issuers, traded significantly lower following accounting scandals. Accounting fears have been a contagion across several high yield industries, including telecommunications, cable, media, technology and utility credits and have impacted the equity markets even more severely. Fears of continued high defaults, accounting irregularities, declining equity prices, terrorism and the weakness of the U.S. dollar caused a flight to quality and plagued the markets during the second quarter, as Treasuries returned 6.0%.

During the first six months of 2002, the high yield market continued to become more represented by "fallen angels" or former investment grade companies that have been downgraded to high yield status. We have been active participants in this part of the market. During the second quarter, the events surrounding WorldCom pressured the entire telecommuncations sector. While we have never been involved in WorldCom bonds, we are involved in Qwest Corporation and Sprint Capital Corporation, both of which traded lower during the second quarter. Other communications holdings that negatively impacted the Portfolio include AT&T Wireless Services Inc., Alamosa Holdings, Inc. and US Unwired Inc. We have increased our weighting in this sector to approximately market weight. The index weight is likely to climb as more "fallen angels" enter into the high yield indices.

THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

1 The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2 Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Nations High Yield Bond Portfolio

Metals and mining was one of the better-performing sectors in the high yield market during the second quarter, and our holding in Algoma Steel Inc. was a top performer. The security was buoyed by higher steel prices and, as a Canadian Steel company, it stands to benefit from the current U.S. trade policies. Other Portfolio holdings in this sector that added to performance included Newmont Mining, Neenah Foundry Corporation, United States Steel LLC and UCAR Finance Inc.

The cable industry had a poor showing as one of the worst sectors in the high yield market in the first half. The most disappointing investment in the second quarter was Adelphia Communications Corporation. The repeatedly negative news about the cable company, accounting fraud and self-dealing, pushed its bonds lower. We continue, however, to be constructive on its credit, particularly of its operating subsidiary, Frontiervision. We find the value of the subsidiary company outweighs the obligations and negative news that it has endured. The marketplace has treated the subsidiary in the same manner as the holding company. Other cable holdings in the Portfolio facing pressure included Charter Communications, Inc. and Rogers Cable Inc.


Top-performing holdings for the second quarter were filled with health care companies, even though the sector performed in the middle of the pack for the overall high yield market. Alaris Medical Systems, Inc., HCA - The Healthcare Company, and Team Health Inc. contributed gains to the Portfolio. The gaming and leisure sector produced top performers as well, such as Hollywood Casino, Venetian Casino Resort LLC, Jacobs Entertainment Corporation and Hilton Hotels Corporation.


The technical sector of the high yield market fluctuated during the third quarter. Mutual fund investments were positive for high yield after August's positive performance; however, they swung strongly negative at the end of the quarter. There were few new issues during the third quarter. With that background, high yield spreads are trading close to historic highs. We believe the high yield market looks cheap compared to historical standards, especially with the 10-year Treasury yielding 3.6%, which is lower than when high yield was last trading at such high levels in the early 1990s.


Only a handful of industries were positive for the third quarter: telecommunications, wireless communications, gaming/leisure and chemicals. The three poorest performing sectors of the high yield market were aerospace, which includes airlines, utilities and technology. The Portfolio was overweighted in these sectors and market weighted in airlines, which severely hampered performance. We continue to be constructive on these areas, as we see great value in them.

Airlines came under pressure as USAirways filed for bankruptcy in August and as United Airlines' financial problems, including a Chapter 11 bankruptcy filing, came to light. The Portfolio held Delta Airlines, Inc. and Northwest Airlines Inc., both of which were brought down by the negative industry performance, placing them among the Portfolio's worst performers. We see value in both companies. Delta Airlines, which has a low cost structure relative to the other major carriers and Northwest, which has attractive routes and a younger jet fleet than other major carriers.

Nations High Yield Bond Portfolio

The negative performance of the utility sector in the third quarter was a drag on the entire Portfolio. Positions in AES Corporation, Mirant Americas Generation LLC, Calpine Corporation and PG&E National Energy Group weighted heavily on the Portfolio. In July, utilities stocks "sold off " with the news of investigations into Citigroup and JPMorgan Chase regarding their role in financing Enron's transactions in a "deceptive" manner. These investigations are looking into what other utility companies may have set up similar transactions. Investors are showing concern over the independent power producers' viability in the post-Enron marketplace. The collapse of Enron on the energy trading markets may have altered them dramatically, but we expect that the markets will stabilize, creating opportunities for independent power producers. In the meantime, many of these independent power producers have significant assets that are being severely discounted. The values in this area were evidenced as Warren Buffet's Berkshire Hathaway bought a gas pipeline system from Dynegy.

While we were bearish in the telecommunications and wireless communications sectors in the past, our current market weight in the industry helped performance during the quarter. Telus Corporation was among the top performers for the third quarter. Telus Corporation, one of the two dominant local telecom providers in Canada, was purchased as the entire industry was under pressure.

Energy companies helped the Portfolio's performance for the period. Energy Corporation of America, Plains Exploration & Production Company, Vintage Petroleum, Inc. and Petroleum Geo-Services ASA were among our top performers. The gaming/leisure sector provided solid performance this summer. Holdings included Park Place Entertainment Corporation, Venetian Casino Resort LLC, Jacobs Entertainment Corporation, Hilton Hotels Corporation and Vail Resorts, Inc.

For the fourth quarter, the best-performing industries were technology, telecommunications, wireless telecommunications and diversified media. There were only a few industries with negative performance. Transportation, metals and minerals and chemicals led the market on the downside. Qwest Corporation, which is the largest holding on an issuer basis performed well this quarter. They began to restructure the company and repair its balance sheet, building asset coverage for bondholders. Wireless telecommunication companies were a strong second-best performer for the quarter. The Portfolio's holdings included AT&T Wireless Services Inc., Call Net Enterprises, Millicom International Cellular SA, Sprint Capital Corporation and Nextel International, all of which were among the top-performing issues for the quarter.

Many technology companies are still continuing to suffer from the poor economy and the punishment from limited access to capital. A number of investment-grade technology companies were trading at high yield valuations well in advance of downgrades into the high yield market. Investments in

NATIONS HIGH YIELD BOND PORTFOLIO

Avaya Inc., Nortel Networks Corporation and Lucent Technologies Inc. have been penalized along with the industry. We view these companies as attractive because they are managing their cash flow better in order to meet their current needs. As the economy recovers these companies should benefit from increased capital spending. Other technology holdings include Juniper Networks, Inc., LSI Logic Corporation, PMC-Sierra, Inc., Vitesse Semiconductor Corporation and Xerox Corporation.

Cable companies provided a sobering note to the performance of the fourth quarter. While the industry posted gains, it underperformed the market. Charter Communications was among poor performers due to the government's investigation of the company. Other cable holdings included Frontiervision, Time Warner Inc., Cablevision SA, Comcast Corporation and Rogers Cable Inc. While the industry's performance was disappointing, cable companies appear to be on firmer footing. The companies have rolled out new products and services that allow them to better compete with satellite television providers, as valuations for the industry have fallen.


While not among the worst-performing sectors for the quarter, energy companies were lackluster. Concerns clouded the industry over the possibility of war in Iraq and a strike in Venezuela that is now six weeks long. A sour note in the Portfolio was Petroleum Geo-Services ASA. The company is one of the largest providers of seismic mapping data used for oil and gas exploration, and they also operate a fleet of production, storage and off-loading vessels to transfer reserves from wells to tankers where pipelines don't exist. Weakness in the prices of seismic data and the company's high leverage halted a de-leveraging merger with Veritas. We remain constructive on the credit because the company will either sell one of its operations to pay down debt or restructure to improve its current conditions. Other energy holdings included Comstock Resources, Inc., El Paso Corporation, Parker Drilling Company, Plains Exploration & Production Company and Vintage Petroleum, Inc.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

The prospects for the economy remain somewhat uncertain. Concerns remain regarding the U.S. consumers who continue to deal with higher unemployment and increased personal debt. It may be difficult to have a robust economy if these pressures result in weak consumer spending. However, the consumer has proven resilient over time, and we feel the housing market is holding up reasonable well. In addition, the high-yield asset class is experiencing positive investment flows, and there is renewed availability of investment capital in the financial markets.

Barring a protracted global recession, we remain optimistic on the outlook for high yield. Yield spreads remain at historically wide levels. Unless the economy goes back into a recession, we believe default rates should continue their recent decline from the 10% highs over the last two years.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

 HARTFORD SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- 93.6%
            AEROSPACE & DEFENSE -- 1.9%
     *358   Garmin Ltd. ......................................  $  10,495
                                                                ---------
            AGRICULTURE & FISHING -- 1.0%
     *391   VCA Antech, Inc. .................................      5,872
                                                                ---------
            APPAREL & TEXTILE -- 3.6%
     *352   Quiksilver, Inc. .................................      9,377
     *339   Steven Madden Ltd. ...............................      6,130
     *129   Timberland Co. (The)..............................      4,579
                                                                ---------
                                                                   20,086
                                                                ---------
            BANKS -- 3.0%
      166   FNB Corp. ........................................      4,570
     +142   First Niagara Financial Group, Inc. ..............      3,714
   *1,335   Providian Financial Corp. ........................      8,663
                                                                ---------
                                                                   16,947
                                                                ---------
            BUSINESS SERVICES -- 0.7%
    *+615   Administaff, Inc. ................................      3,689
                                                                ---------
            COMMUNICATIONS -- 2.0%
  *+2,057   American Tower Corp., Class A.....................      7,259
    *+621   Nextel Partners, Inc. ............................      3,768
                                                                ---------
                                                                   11,027
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
      *52   Fargo Electronics.................................        450
   *1,279   Scientific Games Corp., Class A...................      9,289
   *1,065   Western Digital Corp. ............................      6,804
                                                                ---------
                                                                   16,543
                                                                ---------
            CONSTRUCTION -- 0.1%
       27   ElkCorp. .........................................        475
                                                                ---------
            CONSUMER DURABLES -- 0.8%
    @ 366   Dalsa Corp. ......................................      4,228
                                                                ---------
            CONSUMER NON-DURABLES -- 3.5%
     *137   Kenneth Cole Productions, Inc., Class A...........      2,781
     *106   Leapfrog Enterprises, Inc. .......................      2,661
   *1,198   Lexar Media, Inc. ................................      7,514
     *511   Pinnacle Systems, Inc. ...........................      6,955
                                                                ---------
                                                                   19,911
                                                                ---------
            CONSUMER SERVICES -- 0.7%
      108   G & K Services, Inc., Class A.....................      3,831
                                                                ---------
            DRUGS -- 7.7%
     *814   Abgenix, Inc. ....................................      5,999
     *765   Array BioPharma, Inc. ............................      4,246
    *+135   Intermune, Inc. ..................................      3,445
     *179   Medicines Co. (The)...............................      2,874
     *314   Millennium Pharmaceuticals, Inc. .................      2,496
     *259   NPS Pharmaceuticals, Inc. ........................      6,516
     *203   OSI Pharmaceuticals, Inc. ........................      3,336
     *579   OraSure Technologies, Inc. .......................      3,157
     *394   SangStat Medical Corp. ...........................      4,447
      *86   Scios, Inc. ......................................      2,815
     *246   Vertex Pharmaceuticals, Inc. .....................      3,905
                                                                ---------
                                                                   43,236
                                                                ---------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            EDUCATION -- 0.5%
      *71   Career Education Corp. ...........................  $   2,824
                                                                ---------
            ELECTRICAL EQUIPMENT -- 2.2%
      *79   Photon Dynamics, Inc. ............................      1,811
     *332   Rudolf Technologies, Inc. ........................      6,370
     *141   Varian, Inc. .....................................      4,048
                                                                ---------
                                                                   12,229
                                                                ---------
            ELECTRONICS -- 4.5%
   *1,464   ASE Test Ltd. ....................................      5,854
      121   Harman International Industries, Inc. ............      7,187
     *599   MEMC Electronic Materials, Inc. ..................      4,534
     *904   Pericom Semiconductor Corp. ......................      7,515
                                                                ---------
                                                                   25,090
                                                                ---------
            ENERGY & SERVICES -- 4.7%
     +695   Chesapeake Energy Corp. ..........................      5,377
     +168   Helmerich & Payne, Inc. ..........................      4,695
      206   Patina Oil & Gas Corp. ...........................      6,528
     *388   Wilbros Group, Inc. ..............................      3,186
      264   XTO Energy, Inc. .................................      6,525
                                                                ---------
                                                                   26,311
                                                                ---------
            EXCHANGE TRADED FUNDS -- 1.6%
      222   iShares Russell 2000 Growth Index Fund............      8,924
                                                                ---------
            FINANCIAL SERVICES -- 1.3%
      160   Federated Investors, Inc., Class B................      4,071
     *144   Investment Technology Group, Inc. ................      3,223
                                                                ---------
                                                                    7,294
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 2.8%
      367   Bunge Ltd. .......................................      8,825
       45   Interstate Bakeries Corp. ........................        691
     *421   Peet's Coffee & Tea, Inc. ........................      5,952
                                                                ---------
                                                                   15,468
                                                                ---------
            HEALTH SERVICES -- 5.2%
     *174   AmSurg Corp. .....................................      3,550
     *191   Coventry Health Care, Inc. .......................      5,558
     *353   Edwards Lifesciences Corp. .......................      8,987
     *660   Human Genome Sciences, Inc. ......................      5,815
     *641   Option Care, Inc. ................................      5,105
                                                                ---------
                                                                   29,015
                                                                ---------
            HOTELS & GAMING -- 2.3%
     *506   Station Casinos, Inc. ............................      8,960
    *+300   Wynn Resorts, Ltd. ...............................      3,937
                                                                ---------
                                                                   12,897
                                                                ---------
            INSURANCE -- 4.6%
     *390   Amerigroup Corp. .................................     11,833
     *261   Arch Capital Group Ltd. ..........................      8,127
   *1,462   HealthExtras, Inc. ...............................      5,922
                                                                ---------
                                                                   25,882
                                                                ---------
            MACHINERY -- 2.7%
      387   AGCO Corp. .......................................      8,561
      405   Pall Corp. .......................................      6,759
                                                                ---------
                                                                   15,320
                                                                ---------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 4.9%
     *569   AMC Entertainment, Inc. ..........................  $   5,032
     *306   Cumulus Media, Inc., Class A......................      4,552
      *59   Entercom Communications Corp. ....................      2,746
     *696   Hollywood Entertainment Corp. ....................     10,508
    *+162   Multimedia Games, Inc. ...........................      4,442
                                                                ---------
                                                                   27,280
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.3%
       67   DENTSPLY International, Inc. .....................      2,490
     *252   Orthofix International N.V. ......................      7,067
     *428   Steris Corp. .....................................     10,381
    *+473   Therasense, Inc. .................................      3,950
                                                                ---------
                                                                   23,888
                                                                ---------
            METALS, MINERALS & MINING -- 1.1%
     +360   Harmony Gold Mining Co., Ltd., ADR................      6,046
                                                                ---------
            RESEARCH & TESTING FACILITIES -- 2.2%
    *+256   CV Therapeutics, Inc. ............................      4,670
     *646   Quintiles Transnational Corp. ....................      7,818
                                                                ---------
                                                                   12,488
                                                                ---------
            RETAIL -- 4.6%
      *54   Blue Rhino Corp. .................................        943
    *+349   Chicago Pizza & Brewery, Inc. ....................      2,408
     *455   J Jill Group, Inc. (The)..........................      6,363
     *616   Pacific Sunwear of California, Inc. ..............     10,891
     *156   Panera Bread Co. .................................      5,435
                                                                ---------
                                                                   26,040
                                                                ---------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
     *221   Applied Films Corp. ..............................      4,422
                                                                ---------
            SOFTWARE & SERVICES -- 11.2%
   *2,342   Actuate Corp. ....................................      4,145
     *720   Borland Software Corp. ...........................      8,851
     *445   CheckFree Corp. ..................................      7,113
     *131   Cognos, Inc. .....................................      3,061
     *324   Filenet Corp. ....................................      3,956
     *253   Hyperion Solutions Corp. .........................      6,483
     *512   Networks Associates, Inc. ........................      8,237
    *+227   PracticeWorks, Inc. ..............................      1,795
     *731   Rational Software Corp. ..........................      7,597
   *1,328   Red Hat, Inc. ....................................      7,848
     *527   VeriSign, Inc. ...................................      4,227
                                                                ---------
                                                                   63,313
                                                                ---------
            TRANSPORTATION -- 4.2%
      223   CNF Transportation, Inc. .........................      7,409
    *+317   JetBlue Airways Corp. ............................      8,565
     *332   Yellow Corp. .....................................      8,360
                                                                ---------
                                                                   24,334
                                                                ---------
            Total common stocks...............................  $ 525,405
                                                                =========
SHORT-TERM SECURITIES -- 16.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.7%
   48,928   Boston Global Investment Trust....................  $  48,928
                                                                =========
PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ---------
            REPURCHASE AGREEMENT -- 7.3%
$  41,230   Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  41,230
                                                                ---------
            Total short-term securities.......................  $  90,158
                                                                =========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $560,563).....   93.6%  $ 525,405
Total short-term securities (cost
  $90,158)..............................   16.0      90,158
                                          -----   ---------
Total investment in securities (total
  cost $650,721) -- including $45,267 of
  securities loaned (See Note 2(i)).....  109.6     615,563
Cash, receivables and other assets......    0.0         148
Payable for securities purchased........   (0.8)     (4,605)
Payable for Fund shares redeemed........   (0.1)       (682)
Payable for accounting services.........   (0.0)         (1)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (8.7)    (48,928)
Other liabilities.......................   (0.0)        (43)
                                          -----   ---------
Net assets..............................  100.0%  $ 561,452
                                          =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  1,500,000 shares authorized; 60,461 shares
  outstanding..................................  $   6,046
Paid in capital................................    992,565
Accumulated net investment loss................        (34)
Accumulated net realized loss on investments...   (401,973)
Unrealized depreciation on securities..........    (35,158)
Unrealized appreciation on other assets and
  liabilities in foreign currencies............          6
                                                 ---------
Net assets.....................................  $ 561,452
                                                 =========

Class IA
  Net asset value per share ($495,074 / 53,269
    shares outstanding) (1,125,000 shares
    authorized)....................................  $9.29
                                                     =====
Class IB
  Net asset value per share ($66,378 / 7,192 shares
    outstanding) (375,000 shares authorized).......  $9.23
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $4,228 or 0.8% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                            VALUE
----------                                                       -----------
COMMON STOCKS -- 91.4%
             BANKS -- 5.2%
    +2,723   Capital One Financial Corp. ......................  $    80,913
    +5,727   Citigroup, Inc. ..................................      201,526
     1,000   Golden West Financial Corp. ......................       71,810
                                                                 -----------
                                                                     354,249
                                                                 -----------
             BUSINESS SERVICES -- 4.0%
   *+4,155   Concord EFS, Inc. ................................       65,393
    +2,500   Manpower, Inc. ...................................       79,750
    +1,948   Omnicom Group, Inc. ..............................      125,854
                                                                 -----------
                                                                     270,997
                                                                 -----------
             CHEMICALS -- 1.9%
     2,250   Air Products & Chemicals, Inc. ...................       96,188
     1,000   Rohm & Haas Co. ..................................       32,480
                                                                 -----------
                                                                     128,668
                                                                 -----------
             COMMUNICATIONS -- 6.7%
     2,030   AT&T Corp. .......................................       52,992
  *+19,767   Nextel Communications, Inc., Class A..............      228,310
  *+47,421   Nortel Networks Corp. ............................       76,348
    +5,350   Vodafone Group PLC, ADR...........................       96,933
                                                                 -----------
                                                                     454,583
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 5.5%
    +2,000   3M Co. ...........................................      246,600
    *7,639   Cisco Systems, Inc. ..............................      100,067
    *1,200   Dell Computer Corp. ..............................       32,088
                                                                 -----------
                                                                     378,755
                                                                 -----------
             CONSTRUCTION -- 1.7%
     6,350   Halliburton Co. ..................................      118,806
                                                                 -----------
             CONSUMER NON-DURABLES -- 4.4%
     5,085   McKesson Corp. ...................................      137,450
     9,362   Tyco International Ltd. ..........................      159,910
                                                                 -----------
                                                                     297,360
                                                                 -----------
             DRUGS -- 5.8%
    +1,013   AstraZeneca PLC, ADR..............................       35,543
      +531   Eli Lilly & Co. ..................................       33,738
     6,165   Schering-Plough Corp. ............................      136,863
    +4,715   Shionogi & Co., Ltd. .............................       66,670
    +1,200   Teva Pharmaceutical Industries Ltd., ADR..........       46,332
    *2,714   Watson Pharmaceuticals, Inc. .....................       76,730
                                                                 -----------
                                                                     395,876
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.7%
    *2,500   Thermo Electron Corp. ............................       50,300
                                                                 -----------

                                                                   MARKET
  SHARES                                                            VALUE
----------                                                       -----------
             ELECTRONICS -- 4.5%
    *1,605   ASM Lithography Holding N.V., ADR.................  $    13,418
      *657   Analog Devices, Inc. .............................       15,675
      *425   Broadcom Corp., Class A...........................        6,402
    +2,917   General Electric Co. .............................       71,027
       704   Samsung Electronics...............................      186,330
   *12,669   Tawain Semiconductor Manufacturing Co., Ltd. .....       15,522
                                                                 -----------
                                                                     308,374
                                                                 -----------
             ENERGY & SERVICES -- 8.3%
       806   Amerada Hess Corp. ...............................       44,343
     2,500   Burlington Resources, Inc. .......................      106,625
     2,901   Canadian Natural Resources Ltd. ..................       85,949
    +9,500   Sasol Ltd., ADR...................................      118,940
    +2,308   Valero Energy Corp. ..............................       85,265
     3,076   XTO Energy, Inc. .................................       75,965
      +365   YUKOS, ADR........................................       51,439
                                                                 -----------
                                                                     568,526
                                                                 -----------
             FINANCIAL SERVICES -- 1.0%
     1,639   Morgan Stanley Dean Witter & Co. .................       65,433
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 1.1%
    +3,200   Bunge Ltd. .......................................       76,992
                                                                 -----------
             FOREST & PAPER PRODUCTS -- 2.0%
   *+9,000   Smurfit-Stone Container Corp. ....................      138,519
                                                                 -----------
             HEALTH SERVICES -- 1.6%
    *5,811   HEALTH SOUTH Corp. ...............................       24,405
    *5,139   Tenet Healthcare Corp. ...........................       84,271
                                                                 -----------
                                                                     108,676
                                                                 -----------
             HOTELS & GAMING -- 0.4%
   *+2,043   Wynn Resorts, Ltd. ...............................       26,789
                                                                 -----------
             INSURANCE -- 4.8%
    +6,929   Ace Ltd. .........................................      203,309
     2,135   American International Group, Inc. ...............      123,481
                                                                 -----------
                                                                     326,790
                                                                 -----------
             MACHINERY -- 2.4%
     2,525   Deere & Co. ......................................      115,771
     2,752   Pall Corp. .......................................       45,907
                                                                 -----------
                                                                     161,678
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 5.1%
    *1,400   Clear Channel Communications, Inc. ...............       52,206
    *5,701   Comcast Corp. ....................................      128,786
    *9,427   Liberty Media Corp., Class A......................       84,279
   *+3,553   USA Networks, Inc. ...............................       81,217
                                                                 -----------
                                                                     346,488
                                                                 -----------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 1.9%
     3,000   Becton, Dickinson & Co. ..........................       92,070
   *+1,316   Guidant Corp. ....................................       40,605
                                                                 -----------
                                                                     132,675
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                            VALUE
----------                                                       -----------
COMMON STOCKS  -- (CONTINUED)
        -x
             METALS, MINERALS & MINING -- 4.4%
    +3,400   Alcoa, Inc. ......................................  $    77,452
      +984   AngloGold Ltd., ADR...............................       33,695
     1,796   Engelhard Corp. ..................................       40,138
    +6,651   Gold Fields Ltd., ADR.............................       92,841
    +1,538   JSC Mining and Smelting Co., ADR..................       31,099
      +402   Potash Corp. of Saskatchewan, Inc. ...............       25,550
                                                                 -----------
                                                                     300,775
                                                                 -----------
             RESEARCH & TESTING FACILITIES -- 1.2%
     *+700   CV Therapeutics, Inc. ............................       12,754
     2,103   Monsanto Co. .....................................       40,489
   *+1,400   Regeneron Pharmeceuticals, Inc. ..................       25,914
                                                                 -----------
                                                                      79,157
                                                                 -----------
             RETAIL -- 2.1%
    *1,000   Cheesecake Factory, Inc. (The)....................       36,150
     1,404   Dollar General Corp. .............................       16,772
     2,042   McDonald's Corp. .................................       32,834
   *+1,830   Neiman Marcus Group, Inc., Class A................       55,620
                                                                 -----------
                                                                     141,376
                                                                 -----------
             RUBBER & PLASTICS PRODUCTS -- 0.1%
      *341   Reebok International Ltd. ........................       10,017
                                                                 -----------
             SOFTWARE & SERVICES -- 5.3%
   *+7,441   AOL Time Warner, Inc. ............................       97,472
    *2,385   Computer Sciences Corp. ..........................       82,149
        43   First Data Corp. .................................        1,530
   *+2,193   Microsoft Corp. ..................................      113,383
      *184   Symantec Corp. ...................................        7,427
     *+201   VERITAS Software Corp. ...........................        3,141
   *+5,990   VeriSign, Inc. ...................................       48,041
    *8,400   i2 Technologies, Inc. ............................        9,660
                                                                 -----------
                                                                     362,803
                                                                 -----------
             TRANSPORTATION -- 6.6%
     2,220   Bombardier, Inc., Class B.........................        7,475
     4,100   Delphi Corp. .....................................       33,005
    *1,030   Kia Motors Corp. .................................        7,639
    +2,673   Northrop Grumman Corp. ...........................      259,252
     4,854   Toyota Motor Corp. ...............................      130,479
       565   Werner Enterprises, Inc. .........................       12,154
                                                                 -----------
                                                                     450,004
                                                                 -----------
             UTILITIES -- 2.7%
    +1,110   FPL Group, Inc. ..................................       66,726
     1,168   TXU Corp. ........................................       21,809
     4,354   Waste Management, Inc. ...........................       99,796
                                                                 -----------
                                                                     188,331
                                                                 -----------
             Total common stocks...............................  $ 6,242,997
                                                                 ===========

PRINCIPAL                                                          MARKET
  AMOUNT                                                            VALUE
----------                                                       -----------
CORPORATE NOTESV -- 0.8%
             COMMUNICATIONS -- 0.8%
$   20,700   Qwest Capital Funding, Inc. (B2 Moodys)
               7.90% due 08/15/10..............................  $    13,455
    60,300   Qwest Capital Funding, Inc. (Ba2 Moodys)
               7.25% due 02/15/11..............................       38,592
                                                                      52,047
                                                                 -----------
             Total corporate notes.............................  $    52,047
                                                                 ===========
  SHARES
----------
        -X
SHORT-TERM SECURITIES -- 18.8%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 10.4%
   314,434   UBS Private Money Market Fund.....................      314,434
    84,116   UBS Select Money Market Fund......................       84,116
     1,598   Federated Prime Cash..............................        1,598
   102,682   Federated Prime Obligation........................      102,682
   207,354   Provident Temp Cash...............................      207,354
       @@0   Provident Temp Fund...............................           --
                                                                 -----------
                                                                 $   710,184
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
             6XREPURCHASE AGREEMENT -- 8.4%
$  576,395   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................  $   576,395
                                                                 -----------
             Total short-term securities.......................  $ 1,286,579
                                                                 ===========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $6,797,357).........................   91.4%  $ 6,242,997
Total corporate notes (cost
  $48,995)............................    0.8        52,047
Total short-term securities (cost
  $1,286,579).........................   18.8     1,286,579
Total investment in securities (total
  cost $8,132,931) -- including
  $674,993 of securities loaned (See
  Note 2(i))..........................  111.0     7,581,623
Cash, receivables and other assets....    1.3        89,599
Payable for securities purchased......   (1.9)     (129,420)
Payable for Fund shares redeemed......   (0.0)       (1,942)
Payable for accounting services.......   (0.0)           (7)
Securities lending collateral payable
  to brokers (See Note 2(i))..........  (10.4)     (710,184)
Other liabilities.....................   (0.0)         (797)
                                        -----   -----------
Net assets............................  100.0%  $ 6,828,872
                                        =====   ===========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  5,000,000 shares authorized; 215,459 shares
  outstanding.................................  $    21,546
Paid in capital...............................    8,977,127
Accumulated net investment income.............        1,931
Accumulated net realized loss on
  investments.................................   (1,620,216)
Unrealized depreciation on securities.........     (551,308)
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@.......         (264)
Unrealized appreciation on other assets and
  liabilities in foreign currencies...........           56
                                                -----------
Net assets....................................  $ 6,828,872
                                                ===========

Class IA
  Net asset value per share ($6,240,859 / 196,868
    shares outstanding) (4,250,000 shares
    authorized)...................................  $31.70
                                                    ======
Class IB
  Net asset value per share ($588,013 / 18,591
    shares outstanding) (750,000 shares
    authorized)...................................  $31.63
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    V  The bond ratings are unaudited.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Canadian Dollars (Buy)         $   296            $   298          1/2/2003             $  (2)
Canadian Dollars (Buy)             652                653          1/3/2003                (1)
Canadian Dollars (Buy)           1,550              1,558          1/6/2003                (8)
EURO (Sell)                     18,021             17,589          1/2/2003              (432)
Japanese Yen (Buy)               4,123              4,079          1/6/2003                44
Japanese Yen (Buy)              12,476             12,348          1/7/2003               128
Japanese Yen (Buy)               8,975              8,968          1/8/2003                 7
                                                                                        -----
                                                                                        $(264)
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- 97.8%
            AUSTRALIA -- 0.8%
     815    News Corp., Ltd. (The) (Media & Entertainment)....   $  5,265
                                                                 --------
            AUSTRIA -- 1.1%
@707....    Telekom Austria AG (Communications)...............      7,159
                                                                 --------
            BELGIUM -- 1.2%
     451    Fortis (Financial Services).......................      7,877
                                                                 --------
            BRAZIL -- 0.8%
     177    Companhia Vale do Rio Doce ADR (Metals, Minerals &
              Mining).........................................      5,113
                                                                 --------
            CANADA -- 2.6%
     196    Canadian National Railway Co. (Transportation)....      8,125
    *221    Celestica, Inc. (Electronics).....................      3,119
    +292    National Bank of Canada (Banks)...................      5,970
                                                                 --------
                                                                   17,214
                                                                 --------
            FINLAND -- 2.8%
     912    Nokia Oyj (Communications)........................     14,499
    +137    UPM-Kymmene Oyj (Forest & Paper Products).........      4,401
                                                                 --------
                                                                   18,900
                                                                 --------
            FRANCE -- 11.4%
     367    AXA (Financial Services)..........................      4,929
     249    Aventis S.A. (Drugs)..............................     13,544
    +228    BNP Paribas S.A. (Banks)..........................      9,290
     +85    Carrefour S.A. (Retail)...........................      3,773
    +118    Peugeot Citroen S.A. (Transportation).............      4,824
      69    Sanofi-Synthelabo S.A. (Medical Instruments &
              Supplies).......................................      4,205
      65    Schneider Electric S.A. (Electrical Equipment)....      3,071
    +324    Suez S.A. (Energy & Services).....................      5,622
     153    TotalFinaElf S.A., B Shares (Energy & Services)...     21,825
    +256    Vivendi Environnement (Transportation)............      5,960
                                                                 --------
                                                                   77,043
                                                                 --------
            GERMANY -- 6.7%
     +79    Adidas AG (Apparel & Textile).....................      6,714
     217    BASF AG (Chemicals)...............................      8,171
    +269    Metro AG (Retail).................................      6,502
     165    RWE AG (Utilities)................................      4,234
      59    SAP AG (Software & Services)......................      4,640
     227    Veba AG (Utilities)...............................      9,139
      95    Wella AG (Consumer Durables)......................      5,644
                                                                 --------
                                                                   45,044
                                                                 --------
            HONG KONG -- 0.4%
     427    Sun Hung Kai Properties (Real Estate).............      2,530
                                                                 --------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
            IRELAND -- 2.4%
     539    Allied Irish Banks PLC (Banks)....................   $  7,379
  *1,254    Ryanair Holdings PLC (Transportation).............      8,897
                                                                 --------
                                                                   16,276
                                                                 --------
            ITALY -- 3.4%
    +421    ENI S.p.A. (Energy & Services)....................      6,694
    +816    Mediaset S.p.A. (Media & Entertainment)...........      6,218
    +850    Telecom Italia Mobile S.p.A. (Communications).....      3,880
   1,516    UniCredito Italiano S.p.A. (Financial Services)...      6,061
                                                                 --------
                                                                   22,853
                                                                 --------
            JAPAN -- 14.3%
    +105    Canon, Inc. (Computers & Office Equipment)........      3,955
    +448    Citizen Watch Co., Ltd. (Retail)..................      1,997
      +1    DDI Corp. (Communications)........................      2,745
       1    East Japan Railway Co. (Transportation)...........      4,929
     107    Fast Retailing Co., Ltd. (Retail).................      3,776
     203    Fujisawa Pharmaceutical Co., Ltd. (Drugs).........      4,629
     171    Honda Motor Co., Ltd. (Transportation)............      6,318
      36    Hoya Corp. (Medical Instruments & Supplies).......      2,521
    +291    Kao Corp. (Consumer Non-Durables).................      6,388
    +285    Mitsubishi Estate Co., Ltd. (Real Estate).........      2,171
     128    Murata Manufacturing Co., Ltd. (Electronics)......      5,023
      +2    NTT DoCoMo, Inc. (Communications).................      4,412
     788    Nikko Cordial Corp. (Financial Services)..........      2,657
      51    Nintendo Co., Ltd. (Consumer Non-Durables)........      4,738
       1    Nippon Unipac Holding (Forest & Paper Products)...      2,313
    +194    Pioneer Corp. (Electronics).......................      3,637
     149    Promise Co., Ltd. (Financial Services)............      5,307
      13    Rohm Co., Ltd (Electronics).......................      1,706
      *6    SKY Perfect Communications, Inc.
              (Communications)................................      4,880
     +77    Secom Co., Ltd. (Electronics).....................      2,624
    +531    Shionogi & Co., Ltd. (Drugs)......................      7,508
      92    Sony Corp. (Electronics)..........................      3,846
     *+1    Sumitomo Mitsui Financia (Banks)..................      2,849
    +365    Tostem Inax Holding Corp. (Construction)..........      5,536
                                                                 --------
                                                                   96,465
                                                                 --------
            MALAYSIA -- 0.7%
   1,906    Resort World Berhad (Hotels & Gaming).............      4,690
                                                                 --------
            NETHERLANDS -- 8.6%
     677    Aegon N.V. (Insurance)............................      8,707
     605    ING Group N.V. (Insurance)........................     10,246
   1,606    Koninklijke KPN N.V. (Communications).............     10,448
     312    Philips Electronics N.V. (Electronics)............      5,468

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- (CONTINUED)
            NETHERLANDS -- (CONTINUED)
    +400    Royal Dutch Petroleum Co. (Energy & Services).....   $ 17,626
     328    TNT Post Group N.V. (Consumer Services)...........      5,313
                                                                 --------
                                                                   57,808
                                                                 --------
            NEW ZEALAND -- 0.5%
  o1,497    Telecom Corp. of New Zealand Ltd.
              (Communications)................................      3,547
                                                                 --------
            SINGAPORE -- 1.4%
     @@0    Haw Par Corp., Ltd. (Financial Services)..........         --
     477    Singapore Press Holding (Media & Entertainment)...      5,005
     694    United Overseas Bank Ltd. (Financial Services)....      4,721
                                                                 --------
                                                                    9,726
                                                                 --------
            SOUTH AFRICA -- 0.7%
     142    AngloGold Ltd., ADR (Metals, Minerals & Mining)...      4,851
            SOUTH KOREA -- 3.3%
    *301    Kia Motors Corp. (Transportation).................      2,231
     *50    Kookmin Bank (Banks)..............................      1,773
    @385    Korea Tobacco & Ginseng Corp., GDR (Food, Beverage
              & Tobacco)......................................      2,560
     *44    SK Telecom Co., Ltd., ADR (Communications)........      8,530
      28    Samsung Electronics (Electronics).................      7,312
                                                                 --------
                                                                   22,406
                                                                 --------
            SPAIN -- 1.0%
     274    Industria de Diseno Textil S.A. (Apparel &
              Textile)........................................      6,465
                                                                 --------
            SWEDEN -- 3.6%
     876    Gambro AB, A Shares (Medical Instruments &
              Supplies).......................................      4,874
     145    SFK AB (Metals, Minerals & Mining)................      3,759
     317    Svenska Handelsbanken, Inc. (Banks)...............      4,220
   1,119    Swedish Match AB (Consumer Non-Durables)..........      8,798
   3,408    Telefonaktiebolaget LM Ericcson AB, B Shares, ADR
              (Communications)................................      2,386
                                                                 --------
                                                                   24,037
                                                                 --------
            SWITZERLAND -- 6.7%
      83    Ciba Speciality Chemicals (Chemicals).............      5,793
     327    Credit Suisse Group (Banks).......................      7,099
      80    Nestle S.A. (Food, Beverage & Tobacco)............     16,988
     162    Novartis AG (Drugs)...............................      5,926
      44    Roche Holdings AG (Drugs).........................      3,051
     108    Syngenta AG (Chemicals)...........................      6,231
                                                                 --------
                                                                   45,088
                                                                 --------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
            TAIWAN -- 1.1%
    *521    Taiwan Semiconductor Manufacturing Co., Ltd., ADR
              (Electronics)...................................   $  3,673
    *745    Tawain Semiconductor Manufacturing Co., Ltd.
              (Electronics)...................................        913
  *3,924    United Microelectronics Corp. (Electronics).......      2,381
    *+57    United Microelectronics Corp., ADR
              (Electronics)...................................        192
                                                                 --------
                                                                    7,159
                                                                 --------
            THAILAND -- 0.9%
  *4,639    Siam Commercial Bank -- Foreign Registered
              (Banks).........................................      3,095
  *4,646    Thai Farmers Bank (Banks).........................      3,234
                                                                 --------
                                                                    6,329
                                                                 --------
            UNITED KINGDOM -- 19.9%
     468    AstraZeneca PLC (Drugs)...........................     16,671
     637    Aviva PLC (Financial Services)....................      4,555
   1,894    BP PLC (Energy & Services)........................     13,037
    *507    British Sky Broadcasting PLC (Media &
              Entertainment)..................................      5,217
   1,948    Compass Group PLC (Food, Beverage & Tobacco)......     10,316
     829    Diageo PLC (Food, Beverage & Tobacco).............      9,012
     542    GlaxoSmithKline PLC (Drugs).......................     10,403
     728    HSBC Holdings PLC (Banks).........................      8,045
     578    Hilton Group PLC (Hotels & Gaming)................      1,535
     671    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................     11,361
     632    Pearson PLC (Media & Entertainment)...............      5,844
     643    Royal Bank of Scotland Group PLC (Banks)..........     15,382
  12,822    Vodafone Group PLC (Communications)...............     23,428
                                                                 --------
                                                                  134,806
                                                                 --------
            UNITED STATES OF AMERICA -- 1.5%
    *384    Accenture Ltd., Class A (Business Services).......      6,912
      83    Schlumberger Ltd. (Energy & Services).............      3,483
                                                                 --------
                                                                   10,395
                                                                 --------
            Total common stocks...............................   $659,046
                                                                 ========
SHORT-TERM SECURITIES -- 15.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 13.1%
  88,489    State Street Navigator Securities Lending Prime
              Portfolio.......................................   $ 88,489
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.1%
 $14,095    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................   $ 14,095
                                                                 --------
            Total short-term securities.......................   $102,584
                                                                 ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $694,360)......   97.8%  $659,046
Total short-term securities (cost
  $102,584)..............................   15.2    102,584
                                           -----   --------
Total investment in securities (total
  cost $796,944) -- including $84,154 of
  securities loaned (See Note 2(i))......  113.0    761,630
Cash, receivables and other assets.......    0.4      2,611
Payable for securities purchased.........   (0.2)    (1,579)
Payable for Fund shares redeemed.........   (0.1)      (435)
Payable for accounting services..........   (0.0)        (1)
Securities lending collateral payable to
  brokers (See Note 2(i))................  (13.1)   (88,489)
Other liabilities........................   (0.0)      (193)
                                           -----   --------
Net assets...............................  100.0%  $673,544
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value $0.10 per share;
  2,500,000 shares authorized; 87,932 shares
  outstanding..................................  $    8,793
Paid in capital................................   1,078,984
Accumulated net investment income..............       1,082
Accumulated net realized loss on investments...    (380,044)
Unrealized depreciation on securities..........     (35,314)
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@........         (23)
Unrealized appreciation on other assets and
  liabilities in foreign currencies............          66
                                                 ----------
Net assets.....................................  $  673,544
                                                 ==========

Class IA
  Net asset value per share ($646,903 / 84,452
    shares outstanding) (1,875,000 shares
    authorized)....................................  $7.66
                                                     =====
Class IB
  Net asset value per share ($26,641 / 3,480 shares
    outstanding) (625,000 shares authorized).......  $7.66
                                                     =====

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION BY INDUSTRY
Apparel & Textile.........................   2.0%  $ 13,179
Banks.....................................  10.1     68,336
Business Services.........................   1.0      6,912
Chemicals.................................   3.0     20,195
Communications............................  12.8     85,914
Computers & Office Equipment..............   0.6      3,955
Construction..............................   0.8      5,536
Consumer Durables.........................   0.8      5,644
Consumer Non-Durables.....................   3.0     19,924
Consumer Services.........................   0.8      5,313
Drugs.....................................   9.2     61,732
Electrical Equipment......................   0.5      3,071
Electronics...............................   5.9     39,894
Energy & Services.........................  10.1     68,287
Financial Services........................   5.4     36,107
Food, Beverage & Tobacco..................   7.5     50,237
Forest & Paper Products...................   1.0      6,714
Hotels & Gaming...........................   0.9      6,225
Insurance.................................   2.8     18,953
Media & Entertainment.....................   4.1     27,549
Medical Instruments & Supplies............   1.7     11,600
Metals, Minerals & Mining.................   2.0     13,723
Real Estate...............................   0.7      4,701
Retail....................................   2.4     16,048
Software & Services.......................   0.7      4,640
Transportation............................   6.1     41,284
Utilities.................................   1.9     13,373
                                            ----   --------
    Total common stocks...................  97.8%  $659,046
                                            ====   ========


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $9,719 or 1.4% of net assets.

    o  Private placement.

   @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                               UNREALIZED
                                                                           DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ----------         --------------
EURO (Sell)                      $835                  $815               01/02/2003              $(20)
British Pound (Sell)              612                   609               01/02/2003                (3)
Singapore Dollar (Sell)            52                    52               01/06/2003                --
                                                                                                  ----
                                                                                                  $(23)
                                                                                                  ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                            VALUE
---------                                                       -----------
COMMON STOCKS -- 98.3%
            AEROSPACE & DEFENSE -- 0.4%
  *1,878    General Motors Corp., Class H.....................  $    20,098
                                                                -----------
            BANKS -- 12.3%
     757    American Express Co. .............................       26,742
   1,855    Bank One Corp. ...................................       67,800
     546    Bank of America Corp. ............................       37,971
   4,883    Citigroup, Inc. ..................................      171,847
   1,083    Fannie Mae........................................       69,695
   2,376    Fleet Boston Financial Corp. .....................       57,732
   2,949    Household International, Inc. ....................       82,003
   2,065    State Street Corp. ...............................       80,531
   2,330    U.S. Bancorp......................................       49,443
     509    Wachovia Corp. ...................................       18,537
                                                                -----------
                                                                    662,301
                                                                -----------
            BUSINESS SERVICES -- 1.0%
 *+3,066    Accenture Ltd., Class A...........................       55,159
                                                                -----------
            CHEMICALS -- 1.0%
   1,868    Dow Chemical Co. (The)............................       55,468
                                                                -----------
            COMMUNICATIONS -- 2.7%
   3,445    SBC Communications, Inc. .........................       93,381
   1,315    Verizon Communications, Inc. .....................       50,952
                                                                -----------
                                                                    144,333
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.1%
  *4,981    Cisco Systems, Inc. ..............................       65,252
   5,208    Hewlett-Packard Co. ..............................       90,407
   1,566    International Business Machines Corp. ............      121,334
                                                                -----------
                                                                    276,993
                                                                -----------
            CONSTRUCTION -- 0.9%
   2,719    Halliburton Co. ..................................       50,867
                                                                -----------
            CONSUMER NON-DURABLES -- 4.2%
   1,488    Estee Lauder Cos., Inc. (The), Class A............       39,294
   1,771    Gillette Co. (The)................................       53,765
     365    Procter & Gamble Co. (The)........................       31,360
  *4,309    Safeway, Inc. ....................................      100,654
                                                                -----------
                                                                    225,073
                                                                -----------
            DRUGS -- 13.8%
   2,631    Abbott Laboratories...............................      105,256
  *1,099    Amgen, Inc. ......................................       53,101
     150    Aventis S.A., ADR.................................        8,112
   1,001    Eli Lilly & Co. ..................................       63,544
  *2,150    Genzyme Corp. ....................................       63,576
    *469    IDEC Pharmaceuticals Corp. .......................       15,567
   5,091    Pfizer, Inc. .....................................      155,617
   1,025    Pharmacia Corp. ..................................       42,835
   4,292    Schering-Plough Corp. ............................       95,280
   3,813    Wyeth.............................................      142,595
                                                                -----------
                                                                    745,483
                                                                -----------

                                                                  MARKET
 SHARES                                                            VALUE
---------                                                       -----------
            ELECTRONICS -- 4.6%
   6,376    General Electric Co. .............................  $   155,260
   5,980    Intel Corp. ......................................       93,113
                                                                -----------
                                                                    248,373
                                                                -----------
            ENERGY & SERVICES -- 5.8%
   1,019    Anadarko Petroleum Corp. .........................       48,805
   1,230    ChevronTexaco Corp. ..............................       81,751
   4,046    Exxon Mobil Corp. ................................      141,353
   1,028    Schlumberger Ltd. ................................       43,247
                                                                -----------
                                                                    315,156
                                                                -----------
            FINANCIAL SERVICES -- 4.3%
   3,112    Franklin Resources, Inc. .........................      106,057
     773    Goldman Sachs Group, Inc. (The)...................       52,669
   1,947    Merrill Lynch & Co., Inc. ........................       73,881
                                                                -----------
                                                                    232,607
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 4.0%
   1,124    Coca-Cola Co. (The)...............................       49,232
  +1,482    General Mills, Inc. ..............................       69,589
   2,285    PepsiCo., Inc. ...................................       96,477
                                                                -----------
                                                                    215,298
                                                                -----------
            FOREST & PAPER PRODUCTS -- 2.4%
   1,533    International Paper Co. ..........................       53,592
   1,617    Kimberly-Clark Corp. .............................       76,735
                                                                -----------
                                                                    130,327
                                                                -----------
            HEALTH SERVICES -- 0.6%
     740    HCA, Inc. ........................................       30,722
                                                                -----------
            INSURANCE -- 4.9%
   2,471    American International Group, Inc. ...............      142,947
   1,912    Marsh & McLennan Cos., Inc. ......................       88,344
  *2,307    Travelers Property Casualty Corp., Class B........       33,792
                                                                -----------
                                                                    265,083
                                                                -----------
            MACHINERY -- 1.0%
     460    Caterpillar, Inc. ................................       21,013
     512    United Technologies Corp. ........................       31,732
                                                                -----------
                                                                     52,745
                                                                -----------
            MEDIA & ENTERTAINMENT -- 2.5%
  *1,367    Comcast Corp., Class A............................       32,232
     710    Gannett Co., Inc. ................................       50,949
  *5,997    Liberty Media Corp., Class A......................       53,615
                                                                -----------
                                                                    136,796
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.5%
   3,259    Baxter International, Inc. .......................       91,238
    *532    Guidant Corp. ....................................       16,403
     361    Medtronic, Inc. ..................................       16,462
    *325    St. Jude Medical, Inc. ...........................       12,913
                                                                -----------
                                                                    137,016
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                            VALUE
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 3.0%
   3,009    Alcoa, Inc. ......................................  $    68,543
     496    Illinois Tool Works, Inc. ........................       32,197
     546    Lockheed Martin Corp. ............................       31,526
   1,372    Masco Corp. ......................................       28,870
                                                                -----------
                                                                    161,136
                                                                -----------
            RETAIL -- 4.3%
   3,300    CVS Corp. ........................................       82,401
  *2,028    Costco Wholesale Corp. ...........................       56,894
   2,852    Home Depot, Inc. (The)............................       68,334
   1,429    McDonald's Corp. .................................       22,983
                                                                -----------
                                                                    230,612
                                                                -----------
            RUBBER & PLASTICS PRODUCTS -- 1.5%
  +1,759    NIKE, Inc., Class B...............................       78,223
                                                                -----------
            SOFTWARE & SERVICES -- 9.1%
 *10,634    AOL Time Warner, Inc. ............................      139,308
   1,531    Automatic Data Processing, Inc. ..................       60,104
  *1,439    Computer Sciences Corp. ..........................       49,567
  *3,802    Microsoft Corp. ..................................      196,538
  *4,402    Oracle Corp. .....................................       47,542
                                                                -----------
                                                                    493,059
                                                                -----------
            TRANSPORTATION -- 3.3%
   1,677    Boeing Co. (The)..................................       55,337
     410    CSX Corp. ........................................       11,607
     787    FedEx Corp. ......................................       42,649
     699    Northrop Grumman Corp. ...........................       67,755
                                                                -----------
                                                                    177,348
                                                                -----------
            UTILITIES -- 3.1%
   1,465    Exelon Corp. .....................................       77,313
     766    FPL Group, Inc. ..................................       46,078
   1,586    Waste Management, Inc. ...........................       36,358
                                                                -----------
                                                                    159,749
                                                                -----------
            Total common stocks...............................  $ 5,300,025
                                                                ===========
SHORT-TERM SECURITIES -- 2.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.6%
  33,787    Boston Global Investment Trust....................  $    33,787
                                                                -----------
PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       -----------
            REPURCHASE AGREEMENT -- 1.6%
 $87,844    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $    87,844
                                                                -----------
            Total short-term securities.......................  $   121,631
                                                                ===========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $6,566,483).........................   98.3%  $ 5,300,025
Total short-term securities (cost
  $121,631)...........................    2.2       121,631
                                        -----   -----------
Total investment in securities (total
  cost $6,688,114) -- including
  $32,720 of securities loaned
  (See Note 2(i)).....................  100.5     5,421,656
Cash, receivables and other assets....    0.2        10,329
Payable for Fund shares redeeemed.....   (0.1)       (6,800)
Payable for accounting services.......   (0.0)           (6)
Securities lending collateral payable
  to brokers (See Note 2(i))..........   (0.6)      (33,787)
Other liabilities.....................   (0.0)         (349)
                                        -----   -----------
Net assets............................  100.0%  $ 5,391,043
                                        =====   ===========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  3,400,000 shares authorized; 152,034 shares
  outstanding.................................  $    15,203
Paid in capital...............................    7,159,485
Accumulated net investment income.............        5,503
Accumulated net realized loss on
  investments.................................     (522,690)
Unrealized depreciation on securities.........   (1,266,458)
                                                -----------
Net assets....................................  $ 5,391,043
                                                ===========

Class IA
  Net asset value per share ($5,094,276 / 143,656
    shares outstanding) (2,400,000 shares
    authorized)...................................  $35.46
                                                    ======
Class IB
  Net asset value per share ($296,767 / 8,378
    shares outstanding) (1,000,000 shares
    authorized)...................................  $35.42
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 95.1%
            BANKS -- 8.5%
   2,288    Citigroup, Inc. ..................................  $   80,510
     684    Comerica, Inc. ...................................      29,589
   1,240    Household International, Inc. ....................      34,479
     597    PNC Financial Services Group......................      24,993
   1,129    Synovus Financial Corp. ..........................      21,903
   1,342    U.S. Bancorp......................................      28,481
   1,306    Wachovia Corp. ...................................      47,576
                                                                ----------
                                                                   267,531
                                                                ----------
            BUSINESS SERVICES -- 0.8%
     372    Omnicom Group, Inc. ..............................      24,031
                                                                ----------
            CHEMICALS -- 5.3%
    +498    Akzo Nobel N.V., ADR..............................      15,872
     346    Avery Dennison Corp. .............................      21,103
     766    Dow Chemical Co. (The)............................      22,756
     819    Rohm & Haas Co. ..................................      26,598
   1,901    du Pont (E.I.) de Nemours & Co. ..................      80,604
                                                                ----------
                                                                   166,933
                                                                ----------
            COMMUNICATIONS -- 6.4%
     922    AT&T Corp. .......................................      24,077
  * 2559    AT&T Wireless Services, Inc. .....................      14,461
   2,087    Alcatel Alsthom CGE, ADR..........................       9,266
   1,838    BellSouth Corp. ..................................      47,552
  +2,461    Motorola, Inc. ...................................      21,285
   2,134    Verizon Communications, Inc. .....................      82,702
                                                                ----------
                                                                   199,343
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.6%
   2,234    Hewlett-Packard Co. ..............................      38,774
     924    International Business Machines Corp. ............      71,579
   1,020    Pitney Bowes, Inc. ...............................      33,320
                                                                ----------
                                                                   143,673
                                                                ----------
            CONSTRUCTION -- 0.5%
     900    Halliburton Co. ..................................      16,846
                                                                ----------
            CONSUMER NON-DURABLES -- 2.8%
     620    Eastman Kodak Co. ................................      21,735
     610    Gillette Co. (The)................................      18,529
     640    McKesson Corp. ...................................      17,288
    *950    Safeway, Inc. ....................................      22,192
     397    Tyco International Ltd. ..........................       6,784
                                                                ----------
                                                                    86,528
                                                                ----------
            DRUGS -- 6.2%
   1,205    Abbott Laboratories...............................      48,208
     839    AstraZeneca PLC, ADR..............................      29,433
   1,289    Pharmacia Corp. ..................................      53,900
   2,822    Schering-Plough Corp. ............................      62,657
                                                                ----------
                                                                   194,198
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- 2.2%
     500    Emerson Electric Co. .............................  $   25,435
     557    General Electric Co. .............................      13,560
   1,165    Intel Corp. ......................................      18,144
     874    Texas Instruments, Inc. ..........................      13,116
                                                                ----------
                                                                    70,255
                                                                ----------
            ENERGY & SERVICES -- 9.8%
     697    ChevronTexaco Corp. ..............................      46,350
     512    ConocoPhillips....................................      24,797
   1,511    EnCana Corp. .....................................      46,983
   2,656    Exxon Mobil Corp. ................................      92,796
     828    Royal Dutch Petroleum Co., ADR, NY Shares.........      36,457
     651    Schlumberger Ltd. ................................      27,413
     474    TotalFinaElf S.A., ADR............................      33,891
                                                                ----------
                                                                   308,687
                                                                ----------
            FINANCIAL SERVICES -- 2.4%
     898    Franklin Resources, Inc. .........................      30,604
    +966    Merrill Lynch & Co., Inc. ........................      36,667
     221    Morgan Stanley Dean Witter & Co. .................       8,838
                                                                ----------
                                                                    76,109
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 4.2%
     872    General Mills, Inc. ..............................      40,940
     784    PepsiCo., Inc. ...................................      33,079
     812    Philip Morris Cos., Inc. .........................      32,918
   1,168    Sara Lee Corp. ...................................      26,280
                                                                ----------
                                                                   133,217
                                                                ----------
            FOREST & PAPER PRODUCTS -- 3.6%
     816    Abitibi-Consolidated, Inc. .......................       6,292
    +285    Bowater, Inc. ....................................      11,960
     525    Kimberly-Clark Corp. .............................      24,936
    +463    Temple-Inland, Inc. ..............................      20,747
   1,004    Weyerhaeuser Co. .................................      49,412
                                                                ----------
                                                                   113,347
                                                                ----------
            HEALTH SERVICES -- 0.5%
    *908    Tenet Healthcare Corp. ...........................      14,891
                                                                ----------
            INSURANCE -- 5.1%
     500    AFLAC, Inc. ......................................      15,063
     447    Ace Ltd. .........................................      13,118
     838    American International Group, Inc. ...............      48,495
     262    CIGNA Corp. ......................................      10,765
     688    MBIA, Inc. .......................................      30,171
     559    XL Capital Ltd., Class A..........................      43,206
                                                                ----------
                                                                   160,818
                                                                ----------
            MACHINERY -- 2.6%
     981    Caterpillar, Inc. ................................      44,860
    +816    Parker-Hannifin Corp. ............................      37,637
                                                                ----------
                                                                    82,497
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.6%
    *948    Comcast Corp. ....................................  $   21,406
    *780    Comcast Corp., Class A............................      18,388
     591    Gannett Co., Inc. ................................      42,463
                                                                ----------
                                                                    82,257
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
   1,120    Baxter International, Inc. .......................      31,363
     714    Becton, Dickinson & Co. ..........................      21,903
                                                                ----------
                                                                    53,266
                                                                ----------
            METALS, MINERALS & MINING -- 2.2%
     577    Alcan, Inc. ......................................      17,033
   2,301    Alcoa, Inc. ......................................      52,412
                                                                ----------
                                                                    69,445
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
     394    Kimco Realty Corp. ...............................      12,060
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.5%
     877    Monsanto Co. .....................................      16,878
                                                                ----------
            RETAIL -- 2.9%
     598    CVS Corp. ........................................      14,927
     788    Home Depot, Inc. (The)............................      18,885
   2,066    McDonald's Corp. .................................      33,215
     949    Sears, Roebuck and Co. ...........................      22,724
                                                                ----------
                                                                    89,751
                                                                ----------
            SOFTWARE & SERVICES -- 2.4%
  *1,910    AOL Time Warner, Inc. ............................      25,017
     340    Automatic Data Processing, Inc. ..................      13,361
    *621    Computer Sciences Corp. ..........................      21,380
    *275    Microsoft Corp. ..................................      14,202
                                                                ----------
                                                                    73,960
                                                                ----------
            TRANSPORTATION -- 7.8%
     923    Boeing Co. (The)..................................      30,453
     805    CP Railway Ltd. ..................................      15,852
   1,125    CSX Corp. ........................................      31,860
   2,148    Delphi Corp. .....................................      17,290
   1,152    Delta Air Lines, Inc. ............................      13,944
     517    FedEx Corp. ......................................      28,053
   1,695    Ford Motor Co. ...................................      15,766
   1,241    Honeywell International, Inc. ....................      29,782
     317    USFreightways Corp. ..............................       9,120
     895    Union Pacific Corp. ..............................      53,602
                                                                ----------
                                                                   245,722
                                                                ----------
            UTILITIES -- 9.1%
    +726    American Electric Power Co., Inc. ................      19,842
     640    Constellation Energy Group, Inc. .................      17,794
     289    Dominion Resources, Inc. .........................      15,888
     963    Exelon Corp. .....................................      50,829
     790    FPL Group, Inc. ..................................      47,485
   1,015    FirstEnergy Corp. ................................      33,451

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            UTILITIES -- (CONTINUED)
     984    Pinnacle West Capital Corp. ......................  $   33,528
     564    Progress Energy, Inc. ............................      24,432
   1,664    Waste Management, Inc. ...........................      38,139
                                                                ----------
                                                                   281,388
                                                                ----------
            Total common stocks...............................  $2,983,631
                                                                ==========
SHORT-TERM SECURITIES -- 6.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.0%
  32,146    Boston Global Investment Trust....................  $   32,146
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.0%
$157,383    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  157,383
                                                                ----------
            Total short-term securities.......................  $  189,529
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $3,407,834)..........................   95.1%  $2,983,631
Total short-term securities (cost
  $189,529)............................    6.0      189,529
                                         -----   ----------
Total investment in securities (total
  cost $3,597,363)--including $28,983
  of securities loaned (See Note
  2(i))................................  101.1    3,173,160
Cash, receivables and other assets.....    0.3        9,634
Payable for securities purchased.......   (0.4)     (12,189)
Payable for accounting services........   (0.0)          (3)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (1.0)     (32,146)
Other liabilities......................   (0.0)        (164)
                                         -----   ----------
Net assets.............................  100.0%  $3,138,292
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 207,992 shares
  outstanding..................................  $   20,799
Paid in capital................................   3,576,280
Accumulated net investment income..............       3,506
Accumulated net realized loss on investments...     (38,090)
Unrealized depreciation on securities..........    (424,203)
                                                 ----------
Net assets.....................................  $3,138,292
                                                 ==========

Class IA
  Net asset value per share ($2,810,675 / 186,251
    shares outstanding) (3,500,000 shares
    authorized)...................................  $15.09
                                                    ======
Class IB
  Net asset value per share ($327,617 / 21,741
    shares outstanding) (500,000 shares
    authorized)...................................  $15.07
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 1.5%
 @$ 43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
               Moodys)
               6.14% due 05/20/06..............................  $   46,340
    18,000   Asset Securitization Corp., Series 1997-D4, Class
               A1D (Aaa Moodys)
               7.49% due 04/14/29..............................      20,713
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AAA Fitch)
               6.93% due 02/14/41..............................      19,153
    23,854   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2 (Aaa Moodys)
               7.37% due 02/19/07..............................      26,967
     3,400   Citibank Credit Card Issuance Trust Series
               2000-B1, Class B1 (A2 Moodys)
               7.05% due 09/17/07..............................       3,753
     4,000   Citibank Credit Card Master Trust l, Series
               1999-7, Class B (A2 Moodys)
               6.90% due 11/15/06..............................       4,335
    17,225   First Union -- Lehman Brothers Commercial Mortgage
               Trust Series 1997-C1, Class A3 (Aaa Moodys)
               7.38% due 04/18/07..............................      19,649
       127   Money Store Home Improvement Trust (The), Series
               1997-1 Class M1 (AAA Fitch)
               7.41% due 05/15/17..............................         128
     3,000   Standard Credit Card Master Trust Series 1995-1,
               Class B (A1 Moodys)
               8.45% due 01/07/07..............................       3,351
                                                                 ----------
                                                                    144,389
                                                                 ----------
             Total collateralized mortgage obligations.........  $  144,389
                                                                 ==========


  SHARES
----------
COMMON STOCKS -- 63.0%
             AEROSPACE & DEFENSE -- 0.3%
    *3,200   General Motors Corp., Class H.....................  $   34,240
                                                                 ----------
             BANKS -- 8.2%
       877   American Express Co. .............................      31,005
     2,134   Bank One Corp. ...................................      78,005
     1,133   Bank of America Corp. ............................      78,844
     5,638   Citigroup, Inc. ..................................     198,393
     1,258   Fannie Mae........................................      80,927
     2,615   Fleet Boston Financial Corp. .....................      63,535
     3,404   Household International, Inc. ....................      94,674
     2,384   State Street Corp. ...............................      92,972
     2,500   U.S. Bancorp                                            53,050
     1,048   Wachovia Corp. ...................................      38,175
                                                                 ----------
                                                                    809,580
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             BUSINESS SERVICES -- 0.7%
   *+3,654   Accenture Ltd., Class A...........................  $   65,735
                                                                 ----------
             CHEMICALS -- 0.6%
     2,161   Dow Chemical Co. (The)............................      64,182
                                                                 ----------
             COMMUNICATIONS -- 1.6%
     3,844   SBC Communications, Inc. .........................     104,216
     1,507   Verizon Communications, Inc. .....................      58,408
                                                                 ----------
                                                                    162,624
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 3.2%
    *5,710   Cisco Systems, Inc. ..............................      74,800
     6,036   Hewlett-Packard Co. ..............................     104,785
     1,795   International Business Machines Corp. ............     139,082
                                                                 ----------
                                                                    318,667
                                                                 ----------
             CONSTRUCTION -- 0.6%
     3,285   Halliburton Co. ..................................      61,468
                                                                 ----------
             CONSUMER NON-DURABLES -- 2.8%
    +1,739   Estee Lauder Cos., Inc. (The), Class A............      45,910
     2,123   Gillette Co. (The)................................      64,466
       646   Procter & Gamble Co. (The)........................      55,483
    *4,875   Safeway, Inc. ....................................     113,873
                                                                 ----------
                                                                    279,732
                                                                 ----------
             DRUGS -- 8.5%
     2,984   Abbott Laboratories...............................     119,340
    *1,268   Amgen, Inc. ......................................      61,276
       172   Aventis S.A., ADR.................................       9,326
     1,169   Eli Lilly & Co. ..................................      74,219
    *2,410   Genzyme Corp. ....................................      71,264
     *+545   IDEC Pharmaceuticals Corp. .......................      18,084
     5,886   Pfizer, Inc. .....................................     179,936
     1,162   Pharmacia Corp. ..................................      48,567
     4,554   Schering-Plough Corp. ............................     101,099
     4,375   Wyeth.............................................     163,640
                                                                 ----------
                                                                    846,751
                                                                 ----------
             ELECTRONICS -- 2.9%
     7,568   General Electric Co. .............................     184,283
     6,932   Intel Corp. ......................................     107,928
                                                                 ----------
                                                                    292,211
                                                                 ----------
             ENERGY & SERVICES -- 3.7%
     1,182   Anadarko Petroleum Corp. .........................      56,613
     1,417   ChevronTexaco Corp. ..............................      94,169
     4,672   Exxon Mobil Corp. ................................     163,254
     1,174   Schlumberger Ltd. ................................      49,414
                                                                 ----------
                                                                    363,450
                                                                 ----------
             FINANCIAL SERVICES -- 2.5%
     3,182   Franklin Resources, Inc. .........................     108,432
       850   Goldman Sachs Group, Inc. (The)...................      57,892
    +2,269   Merrill Lynch & Co., Inc. ........................      86,120
                                                                 ----------
                                                                    252,444
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- 2.5%
     1,303   Coca-Cola Co. (The)...............................  $   57,089
    +1,822   General Mills, Inc. ..............................      85,557
     2,593   PepsiCo., Inc. ...................................     109,485
                                                                 ----------
                                                                    252,131
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 1.6%
     1,730   International Paper Co. ..........................      60,488
     2,124   Kimberly-Clark Corp. .............................     100,803
                                                                 ----------
                                                                    161,291
                                                                 ----------
             HEALTH SERVICES -- 0.4%
      +851   HCA, Inc. ........................................      35,317
                                                                 ----------
             INSURANCE -- 3.1%
     2,853   American International Group, Inc. ...............     165,024
     2,193   Marsh & McLennan Cos., Inc. ......................     101,315
    *2,672   Travelers Property Casualty Corp., Class B........      39,137
                                                                 ----------
                                                                    305,476
                                                                 ----------
             MACHINERY -- 0.8%
       864   Caterpillar, Inc. ................................      39,484
       593   United Technologies Corp. ........................      36,737
                                                                 ----------
                                                                     76,221
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 1.6%
   *+1,588   Comcast Corp., Class A                                  37,425
       824   Gannett Co., Inc. ................................      59,170
    *6,604   Liberty Media Corp., Class A                            59,041
                                                                 ----------
                                                                    155,636
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
     3,907   Baxter International, Inc. .......................     109,396
      *569   Guidant Corp. ....................................      17,560
       419   Medtronic, Inc. ..................................      19,116
      *377   St. Jude Medical, Inc. ...........................      14,959
                                                                 ----------
                                                                    161,031
                                                                 ----------
             METALS, MINERALS & MINING -- 2.0%
     3,851   Alcoa, Inc. ......................................      87,714
       571   Illinois Tool Works, Inc. ........................      37,048
       630   Lockheed Martin Corp. ............................      36,383
     1,821   Masco Corp. ......................................      38,328
                                                                 ----------
                                                                    199,473
                                                                 ----------
             RETAIL -- 2.7%
     4,094   CVS Corp. ........................................     102,222
    *2,425   Costco Wholesale Corp. ...........................      68,037
     3,138   Home Depot, Inc. (The)............................      75,182
     1,622   McDonald's Corp. .................................      26,082
                                                                 ----------
                                                                    271,523
                                                                 ----------
             RUBBER & PLASTICS PRODUCTS -- 0.9%
     2,100   NIKE, Inc., Class B...............................      93,383
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             SOFTWARE & SERVICES -- 5.8%
   *12,002   AOL Time Warner, Inc. ............................  $  157,230
     1,762   Automatic Data Processing, Inc. ..................      69,155
    *1,894   Computer Sciences Corp. ..........................      65,241
    *4,208   Microsoft Corp. ..................................     217,569
    *5,077   Oracle Corp. .....................................      54,828
                                                                 ----------
                                                                    564,023
                                                                 ----------
             TRANSPORTATION -- 2.1%
     1,935   Boeing Co. (The)..................................      63,839
       456   CSX Corp. ........................................      12,918
       879   FedEx Corp. ......................................      47,659
      +809   Northrop Grumman Corp. ...........................      78,434
                                                                 ----------
                                                                    202,850
                                                                 ----------
             UTILITIES -- 2.3%
     2,165   Exelon Corp. .....................................     114,221
     1,059   FPL Group, Inc. ..................................      63,702
     1,850   Waste Management, Inc. ...........................      42,391
                                                                 ----------
                                                                    220,314
                                                                 ----------
             Total common stocks...............................  $6,249,753
                                                                 ==========


PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES V -- 16.6%
             BANKS -- 1.7%
$   20,000   Bank One Corp. (Aa3 Moodys)
               6.875% due 08/01/06.............................  $   22,483
    10,000   Bank of Boston Corp. (A2 Moodys)
               6.625% due 02/01/04.............................      10,420
    20,000   BankAmerica Corp. (Aa2 Moodys)
               5.875% due 02/15/09.............................      21,946
     1,000   BankAmerica Corp. (Aa3 Moodys)
               6.20% due 02/15/06..............................       1,101
    14,825   Banponce Corp. (A- Fitch)
               6.75% due 12/15/05..............................      16,445
    25,000   Bayerische Landesbank Girozentrale (NY) (Aaa
               Moodys)
               5.65% due 02/01/09..............................      27,124
     1,000   Citigroup, Inc. (Aa1 Moodys)
               6.50% due 01/18/11..............................       1,122
     1,500   First Chicago NBD Corp. (A1 Moodys)
               7.125% due 05/15/07.............................       1,733
    13,685   First Union National Bank (A1 Moodys)
               5.80% due 12/01/08..............................      15,013
     1,000   Household Finance Corp. (A2 Moodys)
               6.00% due 05/01/04..............................       1,034
     1,500   International Bank for Reconstruction &
               Development (Aaa Moodys)
               7.00% due 01/27/05..............................       1,657
    36,745   Key Bank N.A. (A1 Moodys)
               5.80% due 04/01/04..............................      38,449
       750   KeyCorp. Capital II (A3 Moodys)
               6.875% due 03/17/29.............................         740

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             BANKS  -- (CONTINUED)
$    1,500   Mellon Funding Corp. (A+ Fitch)
               6.375% due 02/15/10.............................  $    1,680
     1,000   Morgan (J.P.) Chase & Co. (A1 Moodys)
               6.75% due 02/01/11..............................       1,087
       750   National City Corp. (A+ Fitch)
               6.875% due 05/15/19.............................         816
       500   Republic New York Capital 1 (A+ Fitch)
               7.75% due 11/15/26..............................         529
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
               5.875% due 03/15/06.............................       1,621
     1,500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................       1,571
     1,000   Washington Mutual Financial Corp. (A Fitch)
               7.25% due 06/15/06..............................       1,115
     1,000   Wells Fargo Co. (Aa2 Moodys)
               6.45% due 02/01/11..............................       1,123
                                                                 ----------
                                                                    168,809
                                                                 ----------
             CHEMICALS -- 0.4%
    20,000   ICI Wilmington, Inc. (Baa2 Moodys)
               6.95% due 09/15/04..............................      20,971
    20,000   Rohm & Haas Co. (A3 Moodys)
               7.40% due 07/15/09..............................      23,085
                                                                 ----------
                                                                     44,056
                                                                 ----------
             COMMUNICATIONS -- 0.4%
     1,500   ALLTEL Corp. (A2 Moodys)
               6.80% due 05/01/29..............................       1,604
     1,750   AT&T Corp. (BBB+ S&P)
               7.80% due 11/15/11..............................       1,913
       500   AT&T Wireless Services, Inc. (A- Fitch)
               8.75% due 03/01/31..............................         490
    10,000   BellSouth Telecommunications, Inc. (Aa2 Moodys)
               6.375% due 06/01/28.............................      10,569
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................         568
    16,580   Motorola, Inc. (Baa2 Moodys)
               7.60% due 01/01/07..............................      17,347
       500   Sprint Capital Corp. (BBB Fitch)
               6.875% due 11/15/28.............................         403
       500   Sprint Capital Corp. (BBB+ Fitch)
               7.625% due 01/30/11.............................         475
       750   Telecommunications de Puerto Rico (Baa1 Moodys)
               6.65% due 05/15/06..............................         794
       500   Verizon Global Funding Corp. (A1 Moodys)
               7.25% due 12/01/10..............................         568

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             COMMUNICATIONS  -- (CONTINUED)
$      500   Verizon Global Funding Corp. (A1 Moodys)
               7.75% due 12/01/30..............................  $      582
     1,250   Vodafone Americas Asia, Inc. (A2 Moodys)
               6.65% due 05/01/08..............................       1,414
                                                                 ----------
                                                                     36,727
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.8%
    30,000   Hewlett-Packard Co. (A3 Moodys)
               7.15% due 06/15/05..............................      32,973
    30,000   International Business Machines Corp. (AA- Fitch)
               6.50% due 01/15/28..............................      32,133
    18,000   Placer Dome, Inc. (BBB+ S&P)
               5.50% due 04/15/04..............................      18,799
                                                                 ----------
                                                                     83,905
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.8%
    25,000   Boise Cascade Corp. (Baa3 Moodys)
               7.05% due 05/15/05..............................      25,670
       350   Cardinal Health, Inc. (A2 Moodys)
               6.75% due 02/15/11..............................         400
    18,000   Colgate-Palmolive Co. (Aa3 Moodys)
               5.58% due 11/06/08..............................      19,919
       750   Procter & Gamble Co. (The) (Aa3 Moodys)
               6.875% due 09/15/09.............................         885
    21,100   Procter & Gamble Co. (The) (Aa3 Moodys)
               9.36% due 01/01/21..............................      29,010
       750   SYSCO Corp. (AA- S&P)
               6.50% due 08/01/28..............................         822
       500   Safeway, Inc. (Baa2 Moodys)
               7.25% due 01/01/31..............................         566
                                                                 ----------
                                                                     77,272
                                                                 ----------
             CONSUMER SERVICES -- 0.5%
    38,616   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................      53,183
                                                                 ----------
             DRUGS -- 0.7%
    26,000   American Home Products Corp. (A S&P)
               7.25% due 03/01/23..............................      29,308
       750   Bristol-Myers Squibb Co. (Aa2 Moodys)
               6.80% due 11/15/26..............................         830
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................      32,765
    10,000   Zeneca Wilmington, Inc. (AA+ S&P)
               6.30% due 06/15/03..............................      10,200
                                                                 ----------
                                                                     73,103
                                                                 ----------
             EDUCATION -- 0.1%
    10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................      12,939
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             ELECTRICAL EQUIPMENT -- 0.7%
$   30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................  $   32,877
    30,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................      33,160
                                                                 ----------
                                                                     66,037
                                                                 ----------
             ELECTRONICS -- 0.0%
       500   Heller Financial, Inc. (Aaa Moodys)
               6.375% due 03/15/06.............................         554
                                                                 ----------
             ENERGY & SERVICES -- 0.2%
    12,250   Amoco Co. (Aa1 Moodys)
               6.50% due 08/01/07..............................      13,866
     1,000   Conoco, Inc. (Baa1 Moodys)
               6.95% due 04/15/29..............................       1,133
      @500   Dominion Fiber Ventures LLC (Baa2 Moodys)
               7.05% due 03/15/05..............................         488
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................       1,260
       500   Valero Energy Corp. (Baa2 Moodys)
               8.375% due 06/15/05.............................         534
                                                                 ----------
                                                                     17,281
                                                                 ----------
             FINANCIAL SERVICES -- 0.9%
    30,000   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................      31,690
   @16,355   ERAC USA Finance Co. (Baa1 Moodys)
               7.35% due 06/15/08..............................      18,415
     1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               6.65% due 05/15/09..............................       1,102
     1,500   Inter-American Development Bank (Aaa Moodys)
               7.375% due 01/15/10.............................       1,851
     1,000   Lehman Brothers Holdings, Inc. (A+ Fitch)
               7.875% due 11/01/09.............................       1,172
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
               7.75% due 06/15/05..............................         837
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................       1,340
       500   State Street Corp. (A1 Moodys)
               7.65% due 06/15/10..............................         600
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................      32,572
                                                                 ----------
                                                                     89,579
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             FOOD, BEVERAGE & TOBACCO -- 1.0%
$      750   Anheuser-Busch Cos., Inc. (A1 Moodys)
               7.55% due 10/01/30..............................  $      955
       750   Coca-Cola Bottling Co. Consolidated (Baa2 Moodys)
               6.375% due 05/01/09.............................         820
    30,000   Coca-Cola Enterprises, Inc. (A+ Fitch)
               6.75% due 09/15/28..............................      33,477
       500   Coca-Cola Enterprises, Inc. (A+ Fitch)
               8.50% due 02/01/22..............................         647
    19,555   ConAgra Foods, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................      23,648
     1,500   Pepsi Bottling Group, Inc. (The) (A3 Moodys)
               7.00% due 03/01/29..............................       1,743
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................      37,853
                                                                 ----------
                                                                     99,143
                                                                 ----------
             INSURANCE -- 2.5%
    20,000   ACE INA Holdings (A2 Moodys)
               8.30% due 08/15/06..............................      22,621
    26,485   AmerUs Group Co. (BBB+ Fitch)
               6.95% due 06/15/05..............................      27,017
      +500   American General Corp. (Aaa Moodys)
               6.625% due 02/15/29.............................         558
    30,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................      31,145
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................      30,633
   @30,000   Liberty Mutual Insurance (A- S&P)
               8.20% due 05/04/07..............................      31,338
   @10,000   Lumbermens Mutual Casualty (BBB+ S&P)
               9.15% due 07/01/26..............................       4,568
   @30,000   New England Mutual Life Insurance Co. (AA- Fitch)
               7.875% due 02/15/24.............................      33,446
    +1,000   Reliastar Financial Corp. (Aa3 Moodys)
               8.00% due 10/30/06..............................       1,143
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................      31,961
    29,000   UnitedHealth Group, Inc. (A S&P)
               6.60% due 12/01/03..............................      30,136
                                                                 ----------
                                                                    244,566
                                                                 ----------
             MACHINERY -- 0.5%
    20,000   Eaton Corp. (A2 Moodys)
               6.95% due 11/15/04..............................      21,776
    25,000   Parker Hannifin Corp. (A2 Moodys)
               5.65% due 09/15/03..............................      25,716
                                                                 ----------
                                                                     47,492
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             MEDIA & ENTERTAINMENT -- 1.0%
$    1,000   COX Communications, Inc. (BBB+ Fitch)
               6.40% due 08/01/08..............................  $    1,047
    30,000   Comcast Cable Communications (Baa2 Moodys)
               6.875% due 06/15/09.............................      31,917
     1,000   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................       1,042
      +750   Liberty Media Corp. (Baa3 Moodys)
               8.25% due 02/01/30..............................         789
    10,400   Times Mirror Co. (The), Class A (A S&P)
               7.50% due 07/01/23..............................      11,455
     9,260   Viacom, Inc. (A3 Moodys)
               6.40% due 01/30/06..............................      10,223
     1,500   Viacom, Inc. (A3 Moodys)
               7.625% due 01/15/16.............................       1,836
    35,000   Walt Disney Co. (The) (A3 Moodys)
               6.375% due 03/01/12.............................      38,282
                                                                 ----------
                                                                     96,591
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   +22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................      23,138
                                                                 ----------
             METALS, MINERALS & MINING -- 0.0%
     1,500   Lockheed Martin Corp. (BBB+ Fitch)
               7.65% due 05/01/16..............................       1,853
                                                                 ----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property Trust (Baa2 Moodys)
               7.25% due 08/15/07..............................      22,311
                                                                 ----------
             RETAIL -- 1.1%
    20,000   Albertson's, Inc. (Baa1 Moodys)
               6.55% due 08/01/04..............................      21,152
       750   Federated Department Stores, Inc. (Baa1 Moodys)
               6.30% due 04/01/09..............................         800
    30,000   Home Depot, Inc. (The) (AA S&P)
               6.50% due 09/15/04..............................      32,151
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................      22,808
    30,000   Wal-Mart Stores, Inc. (Aa2 Moodys)
               6.875% due 08/10/09.............................      35,339
                                                                 ----------
                                                                    112,250
                                                                 ----------
             SOFTWARE & SERVICES -- 0.2%
   +25,000   Computer Associates International, Inc. (BBB+ S&P)
               6.50% due 04/15/08..............................      23,688
     1,000   Time Warner, Inc. (Baa1 Moodys)
               6.875% due 06/15/18.............................       1,000
                                                                 ----------
                                                                     24,688
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             TRANSPORTATION -- 0.7%
$      500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................  $      518
     1,500   CSX Corp. (Baa2 Moodys)
               7.90% due 05/01/17..............................       1,927
    20,639   Continental Airlines, Inc. (AA- S&P)
               6.90% due 01/02/18..............................      18,071
     1,000   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.40% due 01/20/05..............................       1,078
      +750   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.75% due 01/18/11..............................         857
       500   Ford Motor Co. (Baa1 Moodys)
               6.375% due 02/01/29.............................         385
    15,000   Ford Motor Co. (Baa1 Moodys)
               6.625% due 10/01/28.............................      11,960
     1,250   General Motors Acceptance Corp. (A2 Moodys)
               6.15% due 04/05/07..............................       1,272
    35,000   General Motors Acceptance Corp. (A2 Moodys)
               8.00% due 11/01/31..............................      35,191
      +500   Norfolk Southern Corp. (Baa1 Moodys)
               6.75% due 02/15/11..............................         566
     1,000   Textron Financial Corp. (A Fitch)
               7.125% due 12/09/04.............................       1,070
                                                                 ----------
                                                                     72,895
                                                                 ----------
             U.S. GOVERNMENT AGENCIES -- 0.6%
    50,000   Tennessee Valley Authority (Aa1 Moodys)
               6.00% due 03/15/13..............................      56,134
                                                                 ----------
             UTILITIES -- 1.4%
    25,000   Alabama Power Co. (A2 Moodys)
               7.125% due 08/15/04.............................      26,795
     1,000   Alabama Power Co. (AAA Fitch)
               7.125% due 10/01/07.............................       1,153
    22,350   Duke Energy Corp. (A1 Moodys)
               6.00% due 12/01/28..............................      20,519
      +500   El Paso Corp. (Baa2 Moodys)
               8.05% due 10/15/30..............................         310
    40,000   Great Plains Energy, Inc. (A2 Moodys)
               7.125% due 12/15/05.............................      44,420
     1,500   Madison Gas & Electric Co. (Aa3 Moodys)
               6.02% due 09/15/08..............................       1,624
       567   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................         628
    17,285   Northern Border Pipeline Co. (A3 Moodys)
               7.75% due 09/01/09..............................      19,293
    10,000   Southern California Gas Co. (AA- S&P)
               5.75% due 11/15/03..............................      10,310

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             UTILITIES  -- (CONTINUED)
$      750   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................  $      626
       700   Williams Cos., Inc. (The) (B1 Moodys)
               7.50% due 01/15/31..............................         438
                                                                 ----------
                                                                    126,116
                                                                 ----------
             Total corporate notes.............................  $1,650,622
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V -- 1.4%
             FOREIGN CORPORATIONS -- 1.4%
    30,000   Alcan, Inc. (A2 Moodys)
               7.25% due 11/01/28..............................  $   35,376
    30,000   Apache Finance Property Ltd. (A3 Moodys)
               7.00% due 03/15/09..............................      34,509
       750   France Telecom S.A. (BBB+ Fitch)
               9.25% due 03/01/11..............................         867
    15,000   Husky Oil Ltd. (Baa2 Moodys)
               6.875% due 11/15/03.............................      15,553
       500   Korea Development Bank (A3 Moodys)
               7.125% due 04/22/04.............................         532
    24,000   Natexis Banques Pop (A1 Moodys)
               7.00% due 11/14/05..............................      26,530
   @18,680   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
               6.95% due 07/01/12..............................      20,709
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moodys)
               7.625% due 11/03/09.............................       1,413
    +1,250   Telefonica Europe BV (A2 Moodys)
               7.35% due 09/15/05..............................       1,378
       750   TransCanada PipeLines Ltd. (A2 Moodys)
               6.49% due 01/21/09..............................         825
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................       1,506
                                                                 ----------
                                                                    139,198
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.0%
       500   Corp. Andina de Fomento (CAF) (A2 Moodys)
               7.10% due 02/01/03..............................         500
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  139,698
                                                                 ==========
MUNICIPAL BONDS V -- 0.0%
             EDUCATION -- 0.0%
     1,035   Mount Sinai School of Medicine NY (Aaa Moodys)
               6.00% due 07/01/03..............................  $    1,057
                                                                 ----------
             Total municipal bonds.............................  $    1,057
                                                                 ==========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 14.9%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      689   6.30% due 04/01/08................................  $      765
         7   9.00% due 03/01/21................................           7
                                                                 ----------
                                                                        772
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.2%
    58,857   6.00% due 06/15/24 -- 11/15/31....................      61,504
    29,572   6.50% due 03/15/26 -- 06/15/28....................      31,086
   183,528   7.00% due 12/15/26 -- 05/15/32....................     194,589
       715   7.50% due 09/15/23................................         769
    22,891   8.00% due 09/15/26 -- 02/15/31....................      24,769
       724   9.00% due 06/20/16 -- 01/15/23....................         804
        16   9.50% due 05/15/20................................          18
                                                                 ----------
                                                                    313,539
                                                                 ----------
             U.S. TREASURY BONDS -- 5.3%
  +400,000   6.25% due 08/15/23................................     469,938
   +50,000   7.25% due 08/15/04................................      54,693
     2,750   10.37% due 11/15/12...............................       3,676
                                                                 ----------
                                                                    528,307
                                                                 ----------
             U.S. TREASURY NOTES -- 6.4%
  +200,000   3.25% due 12/31/03................................     204,000
  +400,000   3.375% due 04/30/04...............................     410,828
    +5,000   5.00% due 02/15/11................................       5,494
   +10,000   6.625% due 05/15/07...............................      11,673
                                                                 ----------
                                                                    631,995
                                                                 ----------
             Total U.S. treasuries & federal
               agencies........................................  $1,474,613
                                                                 ==========
  SHARES
----------
WARRANTS -- 0.0%
             BANKS -- 0.0%
        59   Dime Bancorp, Inc. ...............................  $        7
                                                                 ----------
             COMMUNICATIONS -- 0.0%
       @@0   Minorplanet Systems USA, Inc. ....................          --
                                                                 ----------
             Total warrants....................................  $        7
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
SHORT-TERM SECURITIES -- 15.3%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 13.2%
 1,312,948   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $1,312,948
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
             U.S. Treasury Bills held as Collateral on Loaned
             Securities -- 0.0%
             9.25% due 02/15/16................................  $    1,095
                                                                 ----------
             REPURCHASE AGREEMENT -- 2.1%
$  208,818   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................     208,818
                                                                 ----------
             Total short-term securities.......................  $1,522,861
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $130,147).......................................    1.5%  $   144,389
Total common stocks (cost $7,343,376).............   63.0     6,249,753
Total corporate notes (cost $1,545,586)...........   16.6     1,650,622
Total foreign/yankee bonds & notes (cost
  $123,083).......................................    1.4       139,698
Total municipal bonds (cost $1,033)...............    0.0         1,057
Total U.S. treasuries & federal agencies (cost
  $1,377,964).....................................   14.9     1,474,613
Total warrants (cost $5)..........................    0.0             7
Total short-term securities (cost $1,521,766).....   15.3     1,522,861
                                                    -----   -----------
Total investment in securities (total cost
  $12,042,960) -- including $1,285,438 of
  securities loaned (See Note 2(i))...............  112.7    11,183,000
Cash, receivables and other assets................    0.5        56,365
Payable for Fund shares redeemed..................   (0.0)       (3,306)
Dividend payable..................................   (0.0)         (506)
Payable for accounting services...................   (0.0)          (11)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (13.2)   (1,314,043)
Other liabilities.................................   (0.0)          (24)
                                                    -----   -----------
Net assets........................................  100.0%  $ 9,921,475
                                                    =====   ===========

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  9,500,000 shares authorized; 506,157 shares
  outstanding.................................  $    50,616
Paid in capital...............................   11,060,855
Accumulated net investment income.............      146,740
Accumulated net realized loss on
  investments.................................     (475,681)
Unrealized depreciation on securities.........     (861,055)
                                                -----------
Net assets....................................  $ 9,921,475
                                                ===========

Class IA
Net asset value per share ($9,249,397 / 472,079
  shares outstanding) (8,500,000 shares
  authorized).....................................  $19.59
                                                    ======
Class IB
Net asset value per share ($672,078 / 34,078
  shares outstanding) (1,000,000 shares
  authorized).....................................  $19.72
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. Rule 144A. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
       December 31, 2002, the market value of these securities amounted to $187,277 or 1.9% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 0.6%
$    4,000   California Infrastructure & Economic Development
               Bank Pacific Gas and Electric Co., Series
               1997-1, Class A8 (Aaa Moodys)
               6.48% due 12/26/09..............................  $    4,510
     1,100   Citibank Credit Card Master Trust l, Series
               1999-7, Class B (A2 Moodys)
               6.90% due 11/15/06..............................       1,192
     7,600   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (Aaa Moodys)
               5.44% due 03/25/07..............................       7,986
       825   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (Aaa Moodys)
               6.83% due 03/25/07..............................         885
                                                                 ----------
                                                                     14,573
                                                                 ----------
             Total collateralized mortgage obligations.........  $   14,573
                                                                 ==========
  SHARES
----------
COMMON STOCKS -- 0.0%
             COMMUNICATIONS -- 0.0%
       +26   WilTel Communications, Inc. ......................  $      403
                                                                 ----------
             Total common stocks...............................  $      403
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES V -- 35.5%
             BANKS -- 0.6%
$  +14,450   Ford Motor Credit Corp. (A3 Moodys)
               6.875% due 02/01/06.............................  $   14,475
       500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................         524
                                                                 ----------
                                                                     14,999
                                                                 ----------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (BBB- Fitch)
               7.20% due 08/01/07..............................         453
                                                                 ----------
             CHEMICALS -- 2.7%
     4,560   ARCO Chemical Co. (Ba3 Moodys)
               9.80% due 02/01/20..............................       3,602
    +2,000   Dow Chemical Co. (The) (A+ Fitch)
               5.75% due 12/15/08..............................       2,087
     3,255   Equistar Chemicals LP (BBB- S&P)
               7.55% due 02/15/26..............................       2,506
   @11,208   FMC Corp. (Baa1 Moodys)
               10.25% due 11/01/09.............................      12,105
     4,080   Ferro Corp. (Baa3 Moodys)
               7.125% due 04/01/28.............................       3,448

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             CHEMICALS -- (CONTINUED)
$      500   Lyondell Chemical Co. (BB S&P)
               9.875% due 05/01/07.............................  $      480
    +3,510   Millennium America, Inc. (BBB- S&P)
               7.00% due 11/15/06..............................       3,392
     3,025   Millennium America, Inc. (BBB- S&P)
               7.625% due 11/15/26.............................       2,515
     5,370   Olin Corp. (BBB+ Fitch)
               9.125% due 12/15/11.............................       6,099
     1,700   Pollyone Corp. (Baa3 Moodys)
               6.875% due 12/01/04.............................       1,621
     2,125   PolyOne Corp. (Baa3 Moodys)
               8.875% due 05/01/12.............................       1,806
    13,125   Praxair, Inc. (AAA Fitch)
               4.75% due 07/15/07..............................      13,806
    15,810   Solutia, Inc. (Ba3 Moodys)
               11.25% due 07/15/09.............................      13,300
    +2,000   du Pont (E.I.) de Nemours & Co. (Aa3 Moodys)
               6.75% due 09/01/07..............................       2,310
                                                                 ----------
                                                                     69,077
                                                                 ----------
             COMMUNICATIONS -- 6.4%
    27,180   AT&T Corp. (Baa2 Moodys)
               8.50% due 11/15/31..............................      29,959
    +8,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
               7.50% due 05/01/07..............................       8,858
     3,150   Columbia/HCA Healthcare Corp. (BBB- S&P)
               7.50% due 11/15/95..............................       2,938
     1,000   Continental Cablevision, Inc. (BBB+ S&P)
               9.50% due 08/01/13..............................       1,158
    24,296   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................      10,690
     2,510   Lucent Technologies, Inc. (B+ S&P)
               6.50% due 01/15/28..............................       1,104
       300   NTL, Inc. (Default)
               0.00% due 02/01/06..............................          29
       750   Nextel Communications, Inc. (Default)
               0.00% due 10/01/08..............................          56
     1,235   PanAmSat Corp. (Ba2 Moodys)
               6.375% due 01/15/08.............................       1,186
     3,485   PanAmSat Corp. (Ba2 Moodys)
               6.875% due 01/15/28.............................       2,893
       400   Psinet, Inc. (Default)
               11.00% due 08/01/09.............................          12
    +4,250   Qwest Corp. (A Fitch)
               6.625% due 09/15/05.............................       3,953
   +22,465   Qwest Corp. (A Fitch)
               6.875% due 09/15/33.............................      17,298
       910   Qwest Corp. (A Fitch)
               7.25% due 10/15/35..............................         673

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
x$   8,835   Qwest Corp. (AA- Fitch)
               7.20% due 11/01/04..............................  $    8,393
    15,140   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................      15,291
    12,700   Sprint Capital Corp. (BBB Fitch)
               8.75% due 03/15/32..............................      12,065
    33,500   Verizon New York, Inc. (A1 Moodys)
               6.875% due 04/01/12.............................      37,633
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................          --
     ##@@0   Voicestream Wireless Corp. (Baa2 Moodys)
               10.375% due 11/15/09............................          --
    35,656   WorldCom, Inc. (Default)
               8.25% due 05/15/31..............................       8,379
     ##600   XO Communications, Inc. (Default)
               0.00% due 12/01/09..............................           1
   ##@@300   XO Communications, Inc. (Default)
               10.50% due 12/01/09.............................          --
                                                                 ----------
                                                                    162,569
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    +9,075   Hewlett-Packard Co. (A3 Moodys)
               5.75% due 12/15/06..............................       9,752
                                                                 ----------
             CONSTRUCTION -- 0.1%
     1,500   Chesapeake & Potomac Telephone Co. (Aa2 Moodys)
               8.30% due 08/01/31..............................       1,898
                                                                 ----------
             CONSUMER DURABLES -- 0.5%
   @12,500   Owens-Illinois, Inc. (Baa2 Moodys)
               8.75% due 11/15/12..............................      12,688
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.2%
    @6,545   Xerox Corp. (BB- Fitch)
               9.75% due 01/15/09..............................       6,283
                                                                 ----------
             ELECTRICAL EQUIPMENT -- 0.9%
    @8,125   Perkinelmer, Inc. (Ba3 Moodys)
               8.875% due 01/15/13.............................       8,003
     8,230   Rockwell International Corp. (A S&P)
               5.20% due 01/15/98..............................       6,974
     6,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................       6,632
                                                                 ----------
                                                                     21,609
                                                                 ----------
             ENERGY & SERVICES -- 4.3%
    12,910   Conoco, Inc. (Baa1 Moodys)
               6.35% due 10/15/11..............................      14,416
    16,575   Consumers Energy Co. (Baa3 Moodys)
               6.25% due 09/15/06..............................      16,302

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             ENERGY & SERVICES -- (CONTINUED)
$  +12,000   El Paso CGP Co. (Baa2 Moodys)
               7.625% due 09/01/08.............................  $    9,480
     5,000   Lasmo (USA), Inc. (AA S&P)
               7.50% due 06/30/06..............................       5,680
     6,800   Occidental Petroleum Corp. (Baa2 Moodys)
               7.375% due 11/15/08.............................       7,947
     6,740   Ocean Energy, Inc. (Baa3 Moodys)
               7.25% due 10/01/11..............................       7,686
     1,000   Pioneer Natural Resources Co. (BB Fitch)
               6.50% due 01/15/08..............................       1,027
    13,525   Pioneer Natural Resources Co. (BB Fitch)
               7.20% due 01/15/28..............................      13,028
       250   Pioneer Natural Resources Co. (BB Fitch)
               9.625% due 04/01/10.............................         297
      +400   Swift Energy Co. (B3 Moodys)
               10.25% due 08/01/09.............................         400
      +810   Tesoro Petroleum Corp. (B2 Moodys)
               9.00% due 07/01/08..............................         535
     1,000   Tosco Corp. (A3 Moodys)
               8.125% due 02/15/30.............................       1,275
     2,500   Union Oil Co. of California (Baa1 Moodys)
               9.375% due 02/15/11.............................       3,140
     6,500   Valero Energy Corp. (Baa2 Moodys)
               6.125% due 04/15/07.............................       6,718
    +8,300   Valero Energy Corp. (Baa2 Moodys)
               6.875% due 04/15/12.............................       8,644
    +1,750   Valero Energy Corp. (Baa2 Moodys)
               8.375% due 06/15/05.............................       1,870
    +8,500   Valero Energy Corp. (Baa2 Moodys)
               8.75% due 06/15/30..............................       9,761
                                                                 ----------
                                                                    108,206
                                                                 ----------
             FINANCIAL SERVICES -- 1.0%
    12,150   Capital One Bank (A- Fitch)
               8.25% due 06/15/05..............................      12,281
    @2,885   ERAC USA Finance Co. (Baa1 Moodys)
               8.25% due 05/01/05..............................       3,179
    @9,250   TIAA Global Markets (Aaa Moodys)
               4.125% due 11/15/07.............................       9,568
                                                                 ----------
                                                                     25,028
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 1.2%
     8,120   Archer-Daniels-Midland Co. (A1 Moodys)
               6.95% due 12/15/97..............................       9,113
     3,750   ConAgra Foods, Inc. (Baa1 Moodys)
               7.00% due 10/01/28..............................       4,270
    10,110   ConAgra Foods, Inc. (Baa1 Moodys)
               7.50% due 09/15/05..............................      11,332

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
x$   5,350   Dole Food Co. (BBB- S&P)
               7.25% due 05/01/09..............................  $    5,181
       250   Hercules, Inc. (BB- S&P)
               11.125% due 11/15/07............................         279
                                                                 ----------
                                                                     30,175
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 3.9%
    11,400   Boise Cascade Corp. (Baa3 Moodys)
               7.50% due 02/01/08..............................      11,857
     2,350   Bowater Canada Finance (BBB S&P)
               7.95% due 11/15/11..............................       2,483
    +8,950   Bowater, Inc. (AA- S&P)
               9.00% due 08/01/09..............................      10,124
     1,895   Champion International Corp. (Baa2 Moodys)
               7.20% due 11/01/26..............................       2,156
     6,405   Georgia-Pacific Corp. (BBB- S&P)
               7.25% due 06/01/28..............................       4,932
    12,890   Georgia-Pacific Corp. (BBB- S&P)
               8.875% due 05/15/31.............................      11,085
    +3,020   International Paper Co. (BBB+ Fitch)
               6.75% due 09/01/11..............................       3,360
     5,600   International Paper Co. (Baa2 Moodys)
               6.875% due 04/15/29.............................       5,928
     4,500   Mead Corp. (The) (Baa2 Moodys)
               7.55% due 03/01/47..............................       4,843
    12,100   Potlatch Corp. (Baa3 Moodys)
               9.425% due 12/01/09.............................      13,386
    12,075   Weyerhaeuser Co. (A Fitch)
               5.50% due 03/15/05..............................      12,640
     7,900   Weyerhaeuser Co. (A Fitch)
               5.95% due 11/01/08..............................       8,433
     6,300   Weyerhaeuser Co. (A Fitch)
               7.25% due 07/01/13..............................       7,127
                                                                 ----------
                                                                     98,354
                                                                 ----------
             HEALTH SERVICES -- 1.8%
     4,400   HCA, Inc. (BBB- S&P)
               6.95% due 05/01/12..............................       4,637
    14,645   HCA, Inc. (BBB- S&P)
               7.125% due 06/01/06.............................      15,520
     6,540   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................       6,793
    +1,120   Manor Care, Inc. (BBB S&P)
               8.00% due 03/01/08..............................       1,182
   +19,700   Tenet Healthcare Corp. (BBB S&P)
               5.375% due 11/15/06.............................      18,026
                                                                 ----------
                                                                     46,158
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             HOTELS & GAMING -- 1.0%
$   +7,405   MGM Mirage, Inc. (BBB- S&P)
               8.50% due 09/15/10..............................  $    8,183
   @18,150   Starwood Hotels & Resorts Worldwide, Inc. (BBB-
               S&P)
               7.375% due 05/01/07.............................      17,832
                                                                 ----------
                                                                     26,015
                                                                 ----------
             INSURANCE -- 1.3%
       700   Aetna, Inc. (BBB+ Fitch)
               7.375% due 03/01/06.............................         759
    16,300   Aetna, Inc. (BBB+ Fitch)
               7.875% due 03/01/11.............................      18,315
     5,400   Humana, Inc. (BBB S&P)
               7.25% due 08/01/06..............................       5,799
       500   Reliastar Financial Corp. (Aa3 Moodys)
               8.00% due 10/30/06..............................         571
   ##4,300   Trenwick Group, Inc. (BB S&P)
               6.70% due 04/01/03..............................       1,032
     5,815   Wellpoint Health Networks, Inc. (A- S&P)
               6.375% due 06/15/06.............................       6,344
                                                                 ----------
                                                                     32,820
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 1.0%
     6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
               6.00% due 11/01/06..............................       6,593
     4,165   Clear Channel Communications, Inc. (Baa2 Moodys)
               7.25% due 09/15/03..............................       4,249
      +500   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................         521
    12,935   USA Networks, Inc. (Baa3 Moodys)
               6.75% due 11/15/05..............................      13,546
                                                                 ----------
                                                                     24,909
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
     3,600   Apogent Technologies, Inc. (Baa3 Moodys)
               8.00% due 04/01/11..............................       4,130
     6,000   Bausch & Lomb, Inc. (Baa2 Moodys)
               6.95% due 11/15/07..............................       6,102
                                                                 ----------
                                                                     10,232
                                                                 ----------
             METALS, MINERALS & MINING -- 1.8%
     2,765   Newmont Mining Corp. (BBB S&P)
               8.625% due 05/15/11.............................       3,230
    @2,000   Oregon Steel Mills, Inc. (Ba2 Moodys)
               10.00% due 07/15/09.............................       2,030
     2,790   Phelps Dodge Corp. (BBB+ Fitch)
               8.75% due 06/01/11..............................       2,887

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             METALS, MINERALS & MINING -- (CONTINUED)
x$ +25,200   Phelps Dodge Corp. (BBB+ Fitch)
               9.50% due 06/01/31..............................  $   26,136
     4,650   Santa Fe Pacific Gold Corp. (BBB S&P)
               8.375% due 07/01/05.............................       5,041
     7,530   United States Steel LLC (A Fitch)
               10.75% due 08/01/08.............................       7,417
                                                                 ----------
                                                                     46,741
                                                                 ----------
             RESEARCH & TESTING FACILITIES -- 0.2%
    +4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
               6.75% due 07/12/06..............................       4,669
                                                                 ----------
             RETAIL -- 0.0%
     1,115   Crompton Corp. (Ba1 Moodys)
               8.50% due 03/15/05..............................       1,133
                                                                 ----------
             SOFTWARE & SERVICES -- 1.2%
    10,440   AOL Time Warner, Inc. (Baa1 Moodys)
               6.15% due 05/01/07..............................      10,845
    +7,800   CRH America, Inc. (A- Fitch)
               6.95% due 03/15/12..............................       8,738
   +10,000   Computer Sciences Corp. (A2 Moodys)
               6.75% due 06/15/06..............................      10,837
                                                                 ----------
                                                                     30,420
                                                                 ----------
             TRANSPORTATION -- 1.5%
     1,550   American Airlines, Inc. (AA+ S&P)
               7.858% due 10/01/11.............................       1,504
      +250   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................         259
   +12,750   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.30% due 01/15/12..............................      14,307
    +1,150   Delta Air Lines, Inc. (Ba3 Moodys)
               7.90% due 12/15/09..............................         794
     5,200   Delta Air Lines, Inc. (Ba3 Moodys)
               8.30% due 12/15/29..............................       3,068
     1,300   Delta Air Lines, Inc. (Baa2 Moodys)
               10.50% due 04/30/16.............................         929
     4,500   FedEx Corp. (Baa2 Moodys)
               6.625% due 02/12/04.............................       4,695
    +5,300   General Motors Acceptance Corp. (A2 Moodys)
               6.125% due 09/15/06.............................       5,385
     2,400   Sequa Corp. (BB+ Fitch)
               8.875% due 04/01/08.............................       2,292
     4,348   US Airways Group, Inc. (A+ S&P)
               6.76% due 04/15/08..............................       3,698
    +3,885   United Air Lines, Inc. (Default)
               9.75% due 08/15/21..............................         369
                                                                 ----------
                                                                     37,300
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             UTILITIES -- 3.1%
$  @13,600   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................  $   13,940
     4,725   Appalachian Power Co. (BBB+ Fitch)
               2.12% due 08/20/03..............................       4,733
     1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
               7.13% due 07/01/07..............................       1,975
     8,225   Consolidated Natural Gas Co. (A3 Moodys)
               5.375% due 11/01/06.............................       8,695
     3,875   Detroit Edison Co. (The) (A3 Moodys)
               6.125% due 10/01/10.............................       4,268
   @10,000   Entergy Gulf States, Inc. (Baa3 Moody's)
               2.626% due 06/02/03.............................      10,007
     2,850   Mission Energy Holding Co. (BBB- Fitch)
               13.50% due 07/15/08.............................         656
     3,100   PacifiCorp. (A S&P)
               6.12% due 01/15/06..............................       3,389
     4,000   Public Service Electric & Gas Co. (Aaa Moodys)
               7.00% due 09/01/24..............................       4,128
       850   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.00% due 10/15/28..............................         655
       500   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................         418
    +7,590   Transcontinental Gas Pipe LN (Ba2 Moodys)
               6.125% due 01/15/05.............................       7,248
     4,500   Transcontinental Gas Pipe LN (Ba2 Moodys)
               7.25% due 12/01/26..............................       3,780
   @11,000   Transcontinental Gas Pipe LN (Ba2 Moodys)
               8.875% due 07/15/12.............................      11,000
     2,340   Westar Energy, Inc. (BBB- S&P)
               7.875% due 05/01/07.............................       2,369
                                                                 ----------
                                                                     77,261
                                                                 ----------
             Total corporate notes.............................  $  898,749
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V -- 18.8%
             FOREIGN CORPORATIONS -- 10.5%
$   10,510   AT&T Canada, Inc. (Default)
               7.625% due 03/15/05.............................  $    1,787
     2,750   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.30% due 08/01/05..............................       2,931
       250   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.85% due 08/01/30..............................         269

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          Market
 AMOUNTI                                                           Value
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
             FOREIGN CORPORATIONS -- (CONTINUED)
x$     125   Asia Global Crossing Ltd. (Default)
               13.375% due 10/15/10............................  $       14
   @@1,008   Australis Media Ltd. (Not Rated)
               15.75% due 05/15/03.............................          --
    19,700   BT Group PLC (A- S&P)
               8.875% due 12/15/30.............................      25,116
    +4,425   Bank of Tokyo-Mitsubishi Ltd. (The) (A3 Moodys)
               8.40% due 04/15/10..............................       5,236
       800   British Sky Broadcasting Group PLC (Ba1 Moodys)
               8.20% due 07/15/09..............................         864
    11,725   Deutsche Telekom International Finance BV (Baa1
               Moodys)
               9.25% due 06/01/32..............................      14,874
     8,330   Domtar, Inc. (Baa3 Moodys)
               7.875% due 10/15/11.............................       9,736
    25,500   EnCana Corp. (A- S&P)
               6.30% due 11/01/11..............................      27,884
       500   EnCana Corp. (A- S&P)
               7.20% due 11/01/31..............................         579
     8,500   EnCana Corp. (A- S&P)
               7.20% due 11/01/31..............................       9,840
    11,650   France Telecom S.A. (BBB+ Fitch)
               8.70% due 03/01/06..............................      12,755
    12,750   France Telecom S.A. (BBB+ Fitch)
               9.25% due 03/01/11..............................      14,742
   ##3,160   Global Crossing Holdings Ltd. (Default)
               8.70% due 08/01/07..............................          95
  ##20,891   Global Crossing Holdings Ltd. (Default)
               9.50% due 11/15/09..............................         627
   ##2,700   Global Crossing Holdings Ltd. (Default)
               9.625% due 05/15/08.............................          81
     7,200   Inco Ltd. (Baa3 Moodys)
               7.75% due 05/15/12..............................       8,021
AUD  21,000  International Bank for Reconstruction &
               Development (Aaa Moodys)
               5.50% due 05/14/03..............................      11,863
   @@3,295   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................          --
AUD   1,326  Landesbank Baden-wurttem (Aaa Moodys)
               6.25% due 12/15/04..............................         766
    +8,700   Marconi Corp. PLC (Ba1 Moodys)
               7.75% due 09/15/10..............................       1,349
    30,992   Marconi Corp. PLC (Ca Moodys)
               8.375% due 09/15/30.............................       4,804
     3,300   Methanex Corp. (BBB Fitch)
               7.75% due 08/15/05..............................       3,300
     1,040   Methanex Corp. (BBB- S&P)
               8.75% due 08/15/12..............................       1,102

PRINCIPAL                                                          Market
 AMOUNTI                                                           Value
----------                                                       ----------
             FOREIGN CORPORATIONS -- (CONTINUED)
$    9,495   News America Holdings, Inc. (BBB Fitch)
               7.75% due 12/01/45..............................  $    9,332
     5,250   News America Holdings, Inc. (BBB Fitch)
               8.875% due 04/26/23.............................       5,825
    +3,440   Noranda, Inc. (Baa3 Moodys)
               7.00% due 07/15/05..............................       3,550
    @1,925   Nortel Networks Corp. (B S&P)
               4.25% due 09/01/08..............................       1,032
     9,930   Nortel Networks Corp. (Ba3 Moodys)
               6.125% due 02/15/06.............................       6,653
    +5,935   Nortel Networks Corp. (Ba3 Moodys)
               6.875% due 09/01/23.............................       3,027
   +13,170   Nova Chemicals Corp. (BB+ S&P)
               7.00% due 05/15/06..............................      12,775
     4,250   Nova Chemicals Corp. (BB+ S&P)
               7.875% due 09/15/25.............................       3,315
     5,630   Petroleum Geo-Services ASA (Ba3 Moodys)
               7.125% due 03/30/28.............................       1,464
    +4,515   Petroleum Geo-Services ASA (Ba3 Moodys)
               8.15% due 07/15/29..............................       1,219
     3,600   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 05/15/03.............................       3,650
     7,300   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 06/15/07.............................       8,038
     4,235   Potash Corp. of Saskatchewan, Inc. (Baa2 Moodys)
               7.125% due 06/15/07.............................       4,800
     7,515   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
               7.75% due 05/31/11..............................       8,761
     3,660   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................       3,418
     1,720   Teekay Shipping Corp. (BB+ S&P)
               8.32% due 02/01/08..............................       1,765
    +9,200   Tyco International Group S.A. (BBB- S&P)
               6.375% due 02/15/06.............................       8,924
   +17,000   Vodafone Group PLC (A2 Moodys)
               7.75% due 02/15/10..............................      20,050
                                                                 ----------
                                                                    266,233
                                                                 ----------
             FOREIGN GOVERNMENTS -- 8.3%
EUR  34,850  Deutschland Bundesrepublik (Aaa Moodys)
               6.00% due 09/15/03..............................      37,355
EUR  31,577  France BTAN (AAA S&P)
               4.50% due 07/12/03..............................      33,413
EUR  21,650  Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
               4.50% due 03/01/07..............................      23,704

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          Market
 AMOUNTI                                                           Value
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
             FOREIGN GOVERNMENTS  -- (CONTINUED)
xEUR  12,650 Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
               4.75% due 04/15/03..............................  $   13,346
EUR  21,450  Netherlands Government (Aaa Moodys)
               6.50% due 04/15/03..............................      22,756
AUD @42,000  New South Wales Treasury Corp. (Aaa Moodys)
               7.00% due 04/01/04..............................      24,283
AUD  15,050  Queesnland Treasury (Aaa Moodys)
               8.00% due 05/14/03..............................       8,574
EUR  33,000  Republic of Austria (Aaa Moodys)
               4.30% due 07/15/03..............................      34,891
GBP   6,434  UK Treasury Gilt (AAA S&P)
               8.00% due 06/10/03..............................      10,551
                                                                 ----------
                                                                    208,873
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  475,106
                                                                 ==========
  SHARES
----------
         X
PREFERRED STOCKS -- 0.1%
             ELECTRONICS -- 0.1%
       @53   Xerox Corp. ......................................  $    2,950
                                                                 ----------
             Total preferred stocks............................  $    2,950
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
         X
U.S. TREASURIES & FEDERAL AGENCIES -- 38.6%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.2%
$  117,683     6.00% due 07/01/12 -- 01/01/33..................  $  123,080
       257     6.30% due 04/01/08..............................         286
     2,752     6.48% due 12/01/05..............................       2,985
    10,472     6.50% due 11/01/14 -- 04/01/31..................      10,932
    17,918     7.50% due 10/01/22 -- 09/01/31..................      19,031
                                                                 ----------
                                                                    156,314
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 16.4%
    40,928     6.00% due 01/15/32 -- 01/01/33..................      42,648
   294,478     6.50% due 02/15/28 -- 06/15/32..................     309,304
    59,464     7.00% due 07/15/28 -- 01/15/32..................      63,034
       260     7.50% due 02/01/31..............................         277
                                                                 ----------
                                                                    415,263
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             U.S. GOVERNMENT AGENCIES -- 0.1%
$    2,350   Federal Home Loan Bank (Aaa Moodys)...............  $    2,454
                                                                 ----------
             U.S. INFLATION-INDEXED SECURITIES -- 1.4%
   +31,961     4.25% due 01/15/10..............................      36,451
                                                                 ----------
             U.S. TREASURY BONDS -- 5.1%
    +7,400     5.375% due 02/15/31.............................       8,067
   +58,750     6.00% due 08/15/09..............................      68,306
   +31,220     6.25% due 05/15/30..............................      37,360
   +11,200     6.875% due 08/15/25.............................      14,166
                                                                 ----------
                                                                    127,899
                                                                 ----------
             U.S. TREASURY NOTES -- 9.4%
   +34,025     3.00% due 11/15/07..............................      34,434
    +7,600     3.25% due 08/15/07..............................       7,788
   +27,400     3.50% due 11/15/06..............................      28,513
   +20,200     4.00% due 11/15/12..............................      20,486
   +39,425     4.375% due 05/15/07 -- 08/15/12.................      41,408
   +30,200     4.875% due 02/15/12.............................      32,794
   +35,600     5.00% due 02/15/11 -- 08/15/11..................      39,108
    +8,400     5.50% due 02/15/08..............................       9,478
    +2,150     5.50% due 05/15/09..............................       2,439
    +6,340     5.75% due 08/15/10..............................       7,290
   +11,300     6.50% due 10/15/06 -- 02/15/10..................      13,063
    +1,300     6.625% due 05/15/07.............................       1,517
                                                                 ----------
                                                                    238,318
                                                                 ----------
             Total U.S. treasuries & federal agencies..........  $  976,699
                                                                 ==========
  SHARES
----------
         X
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
     ##@@1   Iridium World Communications, Inc. ...............  $       --
      @@16   Solutia, Inc. ....................................          --
                                                                 ----------
             Total warrants....................................  $       --
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     VALUE
                                                                  -----------
xMarketSHARES
--------------
            )X
SHORT-TERM SECURITIES -- 25.9%
              INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
              SECURITIES -- 19.6%
       496,266 State Street Navigator Securities Lending Prime
                Portfolio.......................................  $   496,266
                                                                  -----------
  PRINCIPAL
    AMOUNT
--------------
              .XREPURCHASE AGREEMENT -- 6.3%
$      159,195 Joint Repurchase Agreement (See Note 2(d))
                1.10% due 01/02/03..............................  $   159,195
                                                                  -----------
              Total short-term securities.......................  $   655,461
                                                                  ===========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $13,617)........................................    0.6%  $   14,573
Total common stocks (cost $262)...................    0.0          403
Total corporate notes (cost $866,344).............   35.5      898,749
Total foreign/yankee bonds & notes (cost
  $480,562).......................................   18.8      475,106
Total preferred stocks (cost $2,670)..............    0.1        2,950
Total U.S. treasuries & federal agencies (cost
  $937,885).......................................   38.6      976,699
Warrants (cost $97)...............................    0.0           --
Total short-term securities (cost $655,461).......   25.9      655,461
                                                    -----   ----------
Total investment in securities (total cost
  $2,966,898) -- including $485,950 of securities
  loaned (See Note 2(i))..........................  119.5    3,023,941
Cash, receivables and other assets................    1.5       34,999
Payable for securities purchased..................   (1.3)     (32,649)
Payable for Fund shares redeemed..................   (0.1)      (1,824)
Payable for accounting services...................   (0.0)          (3)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (19.6)    (496,266)
Other liabilities.................................   (0.0)         (68)
                                                    -----   ----------
Net assets........................................  100.0%  $2,528,130
                                                    =====   ==========

                                                                MARKET
                                                                VALUE
                                                              ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share; 5,000,000 shares
  authorized; 211,759 shares outstanding....................  $   21,176
Paid in capital.............................................   2,305,240
Accumulated net investment income...........................     121,024
Accumulated net realized gain on investments................      13,136
Unrealized appreciation on securities.......................      67,043
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................         511
                                                              ----------
Net assets..................................................  $2,528,130
                                                              ==========
Class IA
  Net asset value per share ($2,145,266 / 179,577 shares
    outstanding) (4,400,000 shares authorized)..............  $    11.95
                                                              ==========
Class IB
  Net asset value per share ($382,864 / 32,182 shares
    outstanding) (600,000 shares authorized)................  $    11.90
                                                              ==========

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $134,900 or 5.3%

   ## Illiquid Securities. At December 31, 2002, the market value of these securities amounted to $1,836 or 0.1% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value rounds to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       AUD = Australian Dollar
       EUR = Euro
       GBP = British Pound

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER -- 63.6%
$ 10,000    7-Eleven, Inc.                                       $    9,983
              1.39% due 02/13/03..............................
  10,000    7-Eleven, Inc.                                            9,983
              1.39% due 02/14/03..............................
   4,600    7-Eleven, Inc.                                            4,598
              1.60% due 01/09/03..............................
  20,000    7-Eleven, Inc.                                           19,986
              1.60% due 01/17/03..............................
  31,000    Abbott Laboratories                                      30,991
              1.27% due 01/09/03..............................
  34,000    Abbott Laboratories                                      33,953
              1.29% due 02/11/03..............................
  50,000    American Express Credit Corp.                            49,834
              1.34% due 03/31/03..............................
  34,000    American General Finance Corp.                           33,915
              1.32% due 03/10/03..............................
  10,000    American Honda Finance Corp.                              9,985
              1.33% due 02/11/03..............................
  20,000    Bemis Co., Inc.                                          19,990
              1.34% due 01/14/03..............................
  15,000    Bradford & Bingley PLC                                   14,976
              1.53% due 02/07/03..............................
  40,000    Bradford & Bingley PLC                                   39,841
              1.74% due 03/24/03..............................
  42,000    Cafco Holding Corp.                                      41,957
              1.32% due 01/29/03..............................
  18,000    Cafco Holding Corp.                                      17,973
              1.34% due 02/10/03..............................
  25,000    Cargill, Inc.                                            24,972
              1.74% due 01/24/03..............................
  17,000    Caterpillar Financial Services                           16,966
              1.30% due 02/26/03..............................
  55,000    Coca-Cola Co. (The)                                      54,931
              1.67% due 01/28/03..............................
  40,500    Diageo Capital PLC                                       40,398
              1.29% due 03/12/03..............................
  21,000    Diageo Capital PLC                                       20,873
              2.86% due 03/18/03..............................
  50,000    Federal Home Loan Mortgage Association                   49,685
              1.26% due 06/30/03..............................
  21,000    Federal Home Loan Mortgage Association                   20,985
              1.69% due 01/16/03..............................
  40,000    Federal National Mortgage Association                    39,987
              1.70% due 01/08/03..............................
   8,500    Federal National Mortgage Association                     8,497
              1.70% due 01/08/03..............................
  55,000    Gannett Co., Inc.                                        54,998
              1.29% due 01/02/03..............................
  21,000    International Lease Finance Corp.                        20,996
              1.35% due 01/06/03..............................
  29,000    Johnson & Johnson                                        28,885
              1.29% due 04/22/03..............................
  36,000    Johnson & Johnson                                        35,962
              1.73% due 01/23/03..............................
  25,000    Lehman Brothers Holdings, Inc.                           25,000
              1.725% due 03/28/03.............................
  25,000    Merck & Co., Inc.                                        24,988
              1.30% due 01/14/03..............................

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 40,000    Merck & Co., Inc.                                    $   39,962
              1.31% due 01/27/03..............................
  10,000    Morgan (J.P.) Chase & Co.                                10,001
              1.935% due 01/30/03.............................
  40,000    Nationwide Building Society                              39,937
              1.67% due 02/04/03..............................
  23,000    Nestle Capital Corp.                                     22,948
              1.30% due 03/05/03..............................
  42,000    Nestle Capital Corp.                                     41,759
              1.33% due 06/05/03..............................
  22,000    Nordea North America, Inc.                               21,906
              1.32% due 04/28/03..............................
  43,000    Nordea North America, Inc.                               42,887
              1.72% due 02/25/03..............................
  13,000    Northern Rock PLC                                        12,963
              1.34% due 03/18/03..............................
   9,700    Northern Rock PLC                                         9,688
              1.70% due 01/28/03..............................
  41,844    Northern Rock PLC                                        41,763
              1.70% due 02/11/03..............................
  20,000    Old Line Funding Corp.                                   19,996
              1.33% due 01/06/03..............................
  16,000    Old Line Funding Corp.                                   15,975
              1.35% due 02/12/03..............................
  10,000    Old Line Funding Corp.                                    9,999
              1.36% due 01/03/03..............................
   6,800    Old Line Funding Corp.                                    6,797
              1.36% due 01/14/03..............................
  27,225    Pfizer, Inc.                                             27,195
              1.66% due 01/24/03..............................
  20,000    Pfizer, Inc.                                             19,981
              1.73% due 01/21/03..............................
  25,000    Procter & Gamble Co. (The)                               24,856
              1.67% due 05/05/03..............................
  10,000    Salomon Smith Barney Holdings, Inc.                       9,977
              1.34% due 03/03/03..............................
  47,000    Sara Lee Corp.                                           46,953
              1.39% due 01/27/03..............................
  28,000    Spintab, Inc.                                            27,901
              1.33% due 04/07/03..............................
  36,000    Spintab, Inc.                                            35,945
              1.67% due 02/03/03..............................
  65,000    State Street Corp.                                       64,824
              1.30% due 03/17/03..............................
  20,000    Svenska Handelsbanken, Inc.                              19,918
              1.33% due 04/22/03..............................
  12,000    Svenska Handelsbanken, Inc.                              11,962
              1.63% due 03/12/03..............................
   5,000    Svenska Handelsbanken, Inc.                               4,983
              1.63% due 03/18/03..............................
  18,000    Svenska Handelsbanken, Inc.                              17,927
              1.65% due 03/31/03..............................
  40,000    Toronto-Dominion Holdings (USA), Inc.                    39,834
              1.34% due 04/23/03..............................
  10,000    Toyota Motor Credit Corp.                                 9,990
              1.32% due 01/27/03..............................
   8,050    UBS Finance (Deleware), Inc.                              8,026
              1.30% due 03/26/03..............................
  35,000    UBS Finance (Deleware), Inc.                             34,900
              1.34% due 03/19/03..............................

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER  -- (CONTINUED)
$ 25,000    Washington Post Co.                                  $   24,944
              1.33% due 03/03/03..............................
  35,400    Washington Post Co.                                      35,382
              1.55% due 01/13/03..............................
  34,000    Wyeth                                                    33,964
              1.90% due 01/21/03..............................
                                                                 ----------
                                                                  1,642,131
                                                                 ----------
            Total commercial paper............................   $1,642,131
                                                                 ==========
CORPORATE NOTES -- 31.2%
$ 55,000    Bank One Corp.                                       $   55,019
              1.63% due 02/18/03..............................
  42,000    Bank of New York Co., Inc. (The)                         42,035
              1.848% due 10/30/03.............................
  25,000    Cargill, Inc.                                            24,989
              1.69% due 01/10/03..............................
   8,000    General Electric Capital Corp.                            8,011
              1.898% due 10/22/03.............................
  21,500    General Electric Capital Corp.                           21,524
              5.375% due 01/15/03.............................
  32,000    General Electric Capital Corp.                           32,119
              7.00% due 02/03/03..............................
  37,000    Goldman Sachs Group, Inc. (The)                          37,000
              1.656% due 02/03/03.............................
 @27,000    Honda Motor Corp.                                        27,000
              1.81% due 01/13/03..............................
 @28,000    Honda Motor Corp.                                        27,993
              1.81% due 10/21/03..............................
  41,500    Key Bank N.A.                                            41,505
              1.70% due 02/07/03..............................
   9,750    Lehman Brothers Holdings, Inc.                            9,758
              2.17% due 04/04/03..............................
   4,500    Lehman Brothers Holdings, Inc.                            4,549
              6.25% due 04/01/03..............................
   5,000    Lehman Brothers Holdings, Inc.                            5,095
              7.00% due 05/15/03..............................
  52,000    Merrill Lynch & Co., Inc.                                52,023
              1.55% due 06/24/03..............................
  17,000    Morgan (J.P.) Chase & Co.                                17,004
              1.53% due 02/20/03..............................
  32,000    Morgan (J.P.) Chase & Co.                                32,008
              1.53% due 03/06/03..............................
  40,000    Morgan Stanley Dean Witter & Co.                         40,015
              1.62% due 02/21/03..............................
   7,000    Morgan Stanley Dean Witter & Co.                          7,006
              1.859% due 05/05/03.............................
  13,000    Morgan Stanley Dean Witter & Co.                         13,026
              7.125% due 01/15/03.............................
  20,000    Nationwide Building Society                              20,000
              1.42% due 02/14/03..............................
  32,000    SBC Communications, Inc.                                 32,000
              1.38% due 03/14/03..............................
  55,000    Salomon Smith Barney Holdings, Inc.                      55,000
              1.355% due 05/09/03.............................

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 55,000    Toyota Motor Credit Corp.                            $   55,000
              1.369% due 11/24/03.............................
  22,000    US Bancorp                                               22,042
              1.65% due 09/15/03..............................
  38,000    US Bancorp                                               38,010
              1.937% due 02/03/03.............................
  55,000    Wachovia Bank N.A.                                       55,000
              1.773% due 10/20/03.............................
  30,000    Wells Fargo & Co.                                        30,000
              1.359% due 11/24/03.............................
                                                                 ----------
                                                                    804,731
                                                                 ----------
            Total corporate notes.............................   $  804,731
                                                                 ==========
REPURCHASE AGREEMENT -- 5.8%
$150,471    Joint Repurchase Agreement                           $  150,471
              (See Note 2(d))
              1.10% due 01/02/03..............................
                                                                 ----------
            Total repurchase agreement........................   $  150,471
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,642,131)..........................   63.6%  $1,642,131
Total corporate notes (cost
  $804,731)............................   31.2      804,731
Total repurchase agreements (cost
  $150,471)............................    5.8      150,471
                                         -----   ----------
Total investment in securities
  (total cost $2,597,333)..............  100.6    2,597,333
Cash, receivables and other assets.....    0.3        5,731
Payable for fund shares redeemed.......   (0.8)     (19,482)
Dividends payable......................   (0.1)      (2,170)
Payable for accounting services........   (0.0)          (3)
Other liabilities......................   (0.0)         (39)
                                         -----   ----------
Net assets.............................  100.0%  $2,581,370
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  7,000,000 shares authorized; 2,581,370 shares
  outstanding..................................  $  258,137
Paid in capital................................   2,323,233
                                                 ----------
Net assets.....................................  $2,581,370
                                                 ==========

Class IA
  Net asset value per share ($2,319,456 / 2,319,456
    shares outstanding)(6,000,000 shares
    authorized)....................................  $1.00
                                                     =====
Class IB
  Net asset value per share ($261,914 / 261,914
    shares outstanding)(1,000,000 shares
    authorized)....................................  $1.00
                                                     =====

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $54,993 or 2.1% of net assets.

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD            HARTFORD
                                                                SMALL             CAPITAL
                                                               COMPANY          APPRECIATION
                                                              HLS FUND            HLS FUND
                                                              ---------         ------------
INVESTMENT INCOME:
  Dividends.................................................  $  2,259          $    92,035
  Interest..................................................       840               12,670
  Securities lending........................................       302                1,464
  Less: Foreign tax withheld................................       (89)              (2,049)
                                                              ---------         -----------
    Total investment income.................................     3,312              104,120
                                                              ---------         -----------
  EXPENSES:
  Investment advisory fees..................................     3,727               34,039
  Administrative services fees..............................     1,411               15,607
  Accounting services.......................................       141                1,561
  Custodian fees, gross.....................................        42                1,326
  Board of Directors fees...................................         6                   63
  Shareholder reports fees..................................        44                  488
  Distribution Fees -- Class IB.............................       159                1,161
  Other expenses............................................        77                  844
                                                              ---------         -----------
    Total expenses (before waivers and offsets).............     5,607               55,089
  Custodian fees offset.....................................         4                   20
  Distribution Fees -- Class IB waived......................        15                   99
                                                              ---------         -----------
    Total expenses, net.....................................     5,588               54,970
                                                              ---------         -----------
  Net investment income (loss)..............................    (2,276)              49,150
                                                              ---------         -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........  (144,508)          (1,318,371)
  Net realized gain (loss) on forward foreign currency
    contracts...............................................       (76)              (3,643)
  Net realized gain (loss) on foreign currency
    transactions............................................       160                  866
  Net unrealized appreciation (depreciation) on
    securities..............................................  (111,490)            (568,536)
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        --                 (279)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...         6                  112
                                                              ---------         -----------
  Net realized and unrealized gain (loss) on investments....  (255,908)          (1,889,851)
                                                              ---------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $(258,184)        $(1,840,701)
                                                              =========         ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD                      HARTFORD
    INTERNATIONAL     HARTFORD     DIVIDEND AND    HARTFORD     HARTFORD     HARTFORD
    OPPORTUNITIES       STOCK         GROWTH       ADVISERS       BOND     MONEY MARKET
       HLS FUND       HLS FUND       HLS FUND      HLS FUND     HLS FUND     HLS FUND
    --------------   -----------   ------------   -----------   --------   ------------
      $  16,783      $    94,408    $  71,074     $   106,049   $   302      $    --
          1,467            2,103        2,990         221,305   123,952       43,756
            747              149          208           2,567       842           --
         (1,838)              --         (654)             --        92           --
      ---------      -----------    ---------     -----------   --------     -------
         17,159           96,660       73,618         329,911   125,188       43,756
      ---------      -----------    ---------     -----------   --------     -------
          4,369           16,888       14,803          48,128     5,578        5,696
          1,682           13,160        6,554          22,237     4,112        4,557
            168            1,316          655           2,224       411          456
            430               26           17              65        62           12
              7               53           26              89        16           18
             52              404          220             608       126          204
             60              688          560           1,457       607          508
             89              686          344           1,478       220          221
      ---------      -----------    ---------     -----------   --------     -------
          6,857           33,221       23,179          76,286    11,132       11,672
              2                1            2              (5)       14            6
              5               66           42             129        39           37
      ---------      -----------    ---------     -----------   --------     -------
          6,850           33,154       23,135          76,162    11,079       11,629
      ---------      -----------    ---------     -----------   --------     -------
         10,309           63,506       50,483         253,749   114,109       32,127
      ---------      -----------    ---------     -----------   --------     -------
       (119,900)        (235,322)     (24,223)       (154,706)   26,785          100
           (945)              --           --              --      (292)          --
           (743)              --           59              --    (2,514)          --
        (20,485)      (1,765,512)    (548,275)     (1,855,706)   70,806           --
            (61)              --           --              --        --           --
            950               --           (1)             --       446           --
      ---------      -----------    ---------     -----------   --------     -------
       (141,184)      (2,000,834)    (572,440)     (2,010,412)   95,231          100
      ---------      -----------    ---------     -----------   --------     -------
      $(130,875)     $(1,937,328)   $(521,957)    $(1,756,663)  $209,340     $32,227
      =========      ===========    =========     ===========   ========     =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                      HARTFORD
                                                                HARTFORD              CAPITAL
                                                              SMALL COMPANY         APPRECIATION
                                                                HLS FUND              HLS FUND
                                                              -------------         ------------
OPERATIONS:
  Net investment income (loss)..............................    $  (2,276)          $    49,150
  Net realized gain (loss) on investments...................     (144,424)           (1,321,148)
  Net unrealized appreciation (depreciation) on
    investments.............................................     (111,484)             (568,703)
                                                                ---------           -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (258,184)           (1,840,701)
                                                                ---------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --               (43,001)
    Class IB................................................           --                (2,845)
  From net realized gain on investments
    Class IA................................................           --                    --
    Class IB................................................           --                    --
                                                                ---------           -----------
    Total distributions.....................................           --               (45,846)
                                                                ---------           -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      (15,821)             (712,297)
    Class IB................................................       30,833               299,875
                                                                ---------           -----------
  Net increase (decrease) from capital share transactions...       15,012              (412,422)
                                                                ---------           -----------
  Net increase (decrease) in net assets.....................     (243,172)           (2,298,969)
NET ASSETS:
  Beginning of period.......................................      804,624             9,127,841
                                                                ---------           -----------
  End of period.............................................    $ 561,452           $ 6,828,872
                                                                =========           ===========
Accumulated net investment income (loss)....................    $     (34)          $     1,931
                                                                =========           ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD                      HARTFORD
    INTERNATIONAL    HARTFORD     DIVIDEND AND    HARTFORD      HARTFORD      HARTFORD
    OPPORTUNITIES      STOCK         GROWTH       ADVISERS        BOND      MONEY MARKET
      HLS FUND       HLS FUND       HLS FUND      HLS FUND      HLS FUND      HLS FUND
    -------------   -----------   ------------   -----------   ----------   ------------
      $  10,309     $    63,506    $   50,483    $   253,749   $  114,109    $   32,127
       (121,588)       (235,322)      (24,164)      (154,706)      23,979           100
        (19,596)     (1,765,512)     (548,276)    (1,855,706)      71,252            --
      ---------     -----------    ----------    -----------   ----------    ----------
       (130,875)     (1,937,328)     (521,957)    (1,756,663)     209,340        32,227
      ---------     -----------    ----------    -----------   ----------    ----------
        (15,535)        (58,646)      (44,489)      (310,849)     (71,918)      (29,732)
           (431)         (2,766)       (4,542)       (17,707)      (9,028)       (2,395)
             --              --      (156,583)            --      (21,013)          (93)
             --              --       (11,349)            --       (2,682)           (7)
      ---------     -----------    ----------    -----------   ----------    ----------
        (15,966)        (61,412)     (216,963)      (328,556)    (104,641)      (32,227)
      ---------     -----------    ----------    -----------   ----------    ----------
       (151,869)       (823,856)      306,692       (609,326)     505,821       451,936
          8,043         107,521       225,899        258,251      215,658       109,785
      ---------     -----------    ----------    -----------   ----------    ----------
       (143,826)       (716,335)      532,591       (351,075)     721,479       561,721
      ---------     -----------    ----------    -----------   ----------    ----------
       (290,667)     (2,715,075)     (206,329)    (2,436,294)     826,178       561,721
        964,211       8,106,118     3,344,621     12,357,769    1,701,952     2,019,649
      ---------     -----------    ----------    -----------   ----------    ----------
      $ 673,544     $ 5,391,043    $3,138,292    $ 9,921,475   $2,528,130    $2,581,370
      =========     ===========    ==========    ===========   ==========    ==========
      $   1,082     $     5,503    $    3,506    $   146,740   $  121,024    $       --
      =========     ===========    ==========    ===========   ==========    ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD            HARTFORD
                                                                SMALL             CAPITAL
                                                               COMPANY          APPRECIATION
                                                              HLS FUND            HLS FUND
                                                              ---------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $    129          $    53,224
  Net realized gain (loss) on investments...................  (175,575)            (288,833)
  Net unrealized appreciation (depreciation) on
    investments.............................................    27,855             (475,247)
                                                              ---------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (147,591)            (710,856)
                                                              ---------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        --              (58,347)
    Class IB................................................        --               (2,187)
  From net realized gain on investments
    Class IA................................................   (55,117)          (2,589,918)
    Class IB................................................    (3,553)             (72,932)
                                                              ---------         -----------
    Total distributions.....................................   (58,670)          (2,723,384)
                                                              ---------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................    32,931            2,491,922
    Class IB................................................    28,101              352,203
                                                              ---------         -----------
  Net increase (decrease) from capital share transactions...    61,032            2,844,125
                                                              ---------         -----------
  Net increase (decrease) in net assets.....................  (145,229)            (590,115)
NET ASSETS:
  Beginning of period.......................................   949,853            9,717,956
                                                              ---------         -----------
  End of period.............................................  $804,624          $ 9,127,841
                                                              =========         ===========
  Accumulated undistributed net investment income (loss)....  $     --          $     5,832
                                                              =========         ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD                      HARTFORD                                 HARTFORD
    INTERNATIONAL    HARTFORD     DIVIDEND AND    HARTFORD      HARTFORD      MONEY
    OPPORTUNITIES      STOCK         GROWTH       ADVISERS        BOND        MARKET
      HLS FUND       HLS FUND       HLS FUND      HLS FUND      HLS FUND     HLS FUND
    -------------   -----------   ------------   -----------   ----------   ----------
     $   12,269     $    68,757    $   53,102    $   318,895   $   79,861   $   60,211
       (213,046)       (285,529)      167,623       (306,000)      51,546           21
        (21,944)       (985,086)     (356,245)      (657,976)     (23,608)          --
     ----------     -----------    ----------    -----------   ----------   ----------
       (222,721)     (1,201,858)     (135,520)      (645,081)     107,799       60,232
     ----------     -----------    ----------    -----------   ----------   ----------
         (1,384)        (63,165)      (49,560)      (352,611)     (59,005)     (57,052)
            (67)         (1,835)       (2,179)        (8,681)      (3,698)      (3,180)
       (154,454)       (641,294)     (201,137)      (617,329)          --           --
         (3,867)        (15,953)       (5,550)       (19,622)          --           --
     ----------     -----------    ----------    -----------   ----------   ----------
       (159,772)       (722,247)     (258,426)      (998,243)     (62,703)     (60,232)
     ----------     -----------    ----------    -----------   ----------   ----------
         (9,160)        126,867       384,922          5,781      473,934      625,245
         10,573         177,261       128,373        312,558      118,328      115,859
     ----------     -----------    ----------    -----------   ----------   ----------
          1,413         304,128       513,295        318,339      592,262      741,104
     ----------     -----------    ----------    -----------   ----------   ----------
       (381,080)     (1,619,977)      119,349     (1,324,985)     637,358      741,104
      1,345,291       9,726,095     3,225,272     13,682,754    1,064,594    1,278,545
     ----------     -----------    ----------    -----------   ----------   ----------
     $  964,211     $ 8,106,118    $3,344,621    $12,357,769   $1,701,952   $2,019,649
     ==========     ===========    ==========    ===========   ==========   ==========
     $    8,428     $     3,412    $    2,031    $   218,556   $   80,851   $       --
     ==========     ===========    ==========    ===========   ==========   ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-five portfolios, eight are included in these financial statements; they are Hartford Small Company HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Dividend and Growth HLS Fund Hartford Advisers HLS Fund, Hartford Bond HLS Fund, and Hartford Money Market HLS Fund. Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day" net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation -- Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such

--------------------------------------------------------------------------------

        fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have an interest in a $1,689,661 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $832,024 U.S. Treasury Bonds 6.125% - 11.75% due
         02/15/2010 - 11/15/2027 and $890,809 U.S. Treasury Notes 3.00% - 6.50%
         due 05/31/2003 - 10/15/2006. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Small Company HLS Fund.............................  $ 41,233
        Hartford Capital Appreciation HLS Fund......................   576,430
        Hartford International Opportunities HLS Fund...............    14,096
        Hartford Stock HLS Fund.....................................    87,849
        Hartford Dividend and Growth HLS Fund.......................   157,393
        Hartford Advisers HLS Fund..................................   208,831

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO), a wholly owned subsidiary of The Hartford, have an interest in a $474,364 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $324,384 U.S. Treasury Bonds 5.50% - 12.00% due 05/15/2005 - 08/15/2028, $150,009 U.S. Treasury
         Notes 3.625% due 03/31/2004. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund......................................  $159,205
        Hartford Money Market HLS Fund..............................   150,480

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2002 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

        valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in each Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statement of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Fund's had no option activity for the year ended December 31, 2002.

     g) Forward Foreign Currency Contracts -- As of December 31, 2002, Hartford Capital Appreciation HLS Fund and Hartford International Opportunities Fund had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Fund's Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

--------------------------------------------------------------------------------

     i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Small Company HLS Fund.............................       $   45,267         $   48,928
        Hartford Capital Appreciation HLS Fund......................          674,993            710,184
        Hartford International Opportunities HLS Fund...............           84,154             88,489
        Hartford Stock HLS Fund.....................................           32,720             33,787
        Hartford Dividend and Growth HLS Fund.......................           28,983             32,146
        Hartford Advisers HLS Fund..................................        1,285,438          1,312,948
        Hartford Bond HLS Fund......................................          485,950            496,266

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 5).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

        income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the year ended December 31, 2002, the Funds held illiquid securities as denoted in the Statement of Net Assets.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                            HARTFORD STOCK HLS FUND
                           AND HARTFORD BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                        HARTFORD SMALL COMPANY HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                         AND HARTFORD ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Small Company HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Dividend and Growth HLS Fund and Hartford Advisers HLS Fund.

         Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund and Hartford Money Market HLS Fund.

         Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

--------------------------------------------------------------------------------

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and each of the Funds, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees offset.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Board of Directors waived 0.07% of this fee until April 30, 2002. Beginning May 1, 2002 the full 0.25% was charged. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2002, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

        FUND                                                          COST OF PURCHASES   SALES PROCEEDS
        ----                                                          -----------------   --------------
        Hartford Small Company HLS Fund.............................     $1,501,716         $1,507,365
        Hartford Capital Appreciation HLS Fund......................      6,949,099          7,380,146
        Hartford International Opportunities HLS Fund...............      1,235,684          1,331,380
        Hartford Stock HLS Fund.....................................      2,836,934          3,557,434
        Hartford Dividend and Growth HLS Fund.......................      1,653,753          1,367,846
        Hartford Advisers HLS Fund..................................      4,168,160          4,190,798
        Hartford Bond HLS Fund......................................      2,085,012          1,383,984

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     which is considered to be more informative to the shareholder. As of December 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Small Company HLS Fund............................     $ 2,243          $    304      $(2,547)
        Hartford Capital Appreciation HLS Fund.....................      (7,204)            7,204           --
        Hartford International Opportunities HLS Fund..............      (1,688)            1,688           --
        Hartford Stock HLS Fund....................................          (2)                2           --
        Hartford Dividend and Growth HLS Fund......................          23               (23)          --
        Hartford Advisers HLS Fund.................................       2,991           (15,313)      12,322
        Hartford Bond HLS Fund.....................................       7,010           (10,097)       3,087

     TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2002, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                                                   NET UNREALIZED
                                                                      UNREALIZED     UNREALIZED    APPRECIATION/
        FUND                                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
        ----                                           -----------   ------------   ------------   --------------
        Hartford Small Company HLS Fund..............  $   659,807     $ 32,587     $   (76,831)    $   (44,244)
        Hartford Capital Appreciation HLS Fund.......    8,185,496      464,657      (1,068,529)       (603,872)
        Hartford International Opportunities HLS
          Fund.......................................      811,186       27,761         (77,498)        (49,737)
        Hartford Stock HLS Fund......................    6,712,948      182,204      (1,458,355)     (1,276,151)
        Hartford Dividend and Growth HLS Fund........    3,617,706      119,381        (563,927)       (444,546)
        Hartford Advisers HLS Fund...................   12,066,139      573,334      (1,457,568)       (884,234)
        Hartford Bond HLS Fund.......................    2,861,905      145,691         (79,585)         66,106

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2002, the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Small Company HLS Fund.............................  $  122,092      2010
        Hartford Small Company HLS Fund.............................     249,531      2009
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     256,285      2009
        Hartford International Opportunities HLS Fund...............     133,895      2010
        Hartford International Opportunities HLS Fund...............     211,154      2009
        Hartford Stock HLS Fund.....................................     225,627      2010
        Hartford Stock HLS Fund.....................................     287,370      2009
        Hartford Advisers HLS Fund..................................     142,186      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008

--------------------------------------------------------------------------------

     Based on certain provisions in the Internal Revenue code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund carry forwards may apply.

     For the fiscal year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Small Company HLS Fund.............................    $ 21,264          $34
        Hartford Capital Appreciation HLS Fund......................     154,525           --
        Hartford International Opportunities HLS Fund...............      20,572           --
        Hartford Dividend and Growth HLS Fund.......................      41,027           --
        Hartford Advisers HLS Fund..................................      17,231           --

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Capital Appreciation HLS Fund......................  $ 45,846     $     --        $--
        Hartford International Opportunities HLS Fund...............    15,967           --         --
        Hartford Stock HLS Fund.....................................    61,412           --         --
        Hartford Dividend and Growth HLS Fund.......................    49,031      167,933         --
        Hartford Advisers HLS Fund..................................   328,556           --         --
        Hartford Bond HLS Fund......................................    95,011        9,630         --
        Hartford Money Market HLS Fund..............................    32,227           --         --

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Small Company HLS Fund.............................  $  9,067    $   49,603        $--
        Hartford Capital Appreciation HLS Fund......................   732,016     1,991,368        --
        Hartford International Opportunities HLS Fund...............    38,342       121,430        --
        Hartford Stock HLS Fund.....................................   224,556       497,691        --
        Hartford Dividend and Growth HLS Fund.......................    53,756       204,670        --
        Hartford Advisers HLS Fund..................................   567,094       431,149        --
        Hartford Bond HLS Fund......................................    62,703            --        --
        Hartford Money Market HLS Fund..............................    60,232            --        --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     As of December 31, 2002, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Small Company HLS Fund...........................    $     --         $    --       $   (44,238)
        Hartford Capital Appreciation HLS Fund....................       1,667              --          (603,816)
        Hartford International Opportunities HLS Fund.............       1,060              --           (49,671)
        Hartford Stock HLS Fund...................................       5,503              --        (1,276,151)
        Hartford Dividend and Growth HLS Fund.....................       3,506          23,281          (444,546)
        Hartford Advisers HLS Fund................................     146,740              --          (884,234)
        Hartford Bond HLS Fund....................................     128,940           6,157            66,617
        Hartford Money Market HLS Fund............................       @@ --              --                --

      @@Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

8.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2002:

                                                 HARTFORD               HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                              SMALL COMPANY               APPRECIATION              OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     288,006   $   353,870      166,965   $   642,585    3,291,660   $ 2,907,057
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on in-kind
          transactions.................      18,874        24,995*                                 12,252        11,716**
        Shares issued on reinvestment
          of distributions.............          --            --        2,847        43,001       10,217        15,535
        Shares redeemed................    (322,882)     (394,686)    (395,688)   (1,397,883)  (3,352,850)   (3,086,177)
        Shares issued in 1 for 10 stock
          split........................    (490,203)           --   (1,774,749)           --     (865,011)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (506,205)  $   (15,821)  (2,000,625)  $  (712,297)    (903,732)  $  (151,869)
                                         ==========   ===========   ==========   ===========   ==========   ===========

---------------

 * During the year ended December 31, 2002, the Hartford Small Company HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation of $2,151) from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

** During the year ended December 31, 2002, the Hartford International
   Opportunities HLS Fund received in-kind subscriptions of securities as noted (including unrealized depreciation of ($547)) from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK               DIVIDEND AND GROWTH              ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      82,040   $   368,314      333,066   $   644,897      207,487   $   503,856
        Shares issued in merger........          --            --           --            --      220,049       488,111
        Shares issued on in-kind
          transactions.................          --            --
        Shares issued on reinvestment
          of distributions.............       2,398        58,646       96,010       201,073      105,657       310,849
        Shares redeemed................    (302,325)   (1,250,816)    (302,046)     (539,278)    (878,389)   (1,912,142)
        Shares issued in 1 for 10 stock
          split........................  (1,292,904)           --   (1,638,206)           --   (4,233,249)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........  (1,510,791)  $  (823,856)  (1,511,176)  $   306,692   (4,578,445)  $  (609,326)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     668,428   $   815,855    7,433,161   $ 7,433,161
        Shares issued in merger........      77,738        90,378      122,443       122,443
        Shares issued on in-kind
          transactions.................                                     --            --
        Shares issued on reinvestment
          of distributions.............      83,422        92,931       29,756        29,756
        Shares redeemed................    (387,997)     (493,343)  (7,133,424)   (7,133,424)
        Shares issued in 1 for 10 stock
          split........................  (1,614,335)           --           --            --
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........  (1,172,744)  $   505,821      451,936   $   451,936
                                         ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD            HARTFORD INTERNATIONAL
                                              SMALL COMPANY           CAPITAL APPRECIATION          OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      32,500   $    42,028       91,808   $   361,932      174,550   $   151,571
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          --            --          172         2,845          237           431
        Shares redeemed................      (9,931)      (11,195)     (18,914)      (64,902)    (161,775)     (143,959)
        Shares issued in 1 for 10 stock
          split........................     (60,150)           --     (153,584)           --      (32,948)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (37,581)  $    30,833      (80,518)  $   299,875      (19,936)  $     8,043
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK               DIVIDEND AND GROWTH              ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      30,948   $   142,796      115,448   $   232,771      127,755   $   317,874
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............         106         2,766        7,052        15,891        5,569        17,707
        Shares redeemed................      (9,557)      (38,041)     (13,505)      (22,763)     (35,672)      (77,330)
        Shares issued in 1 for 10 stock
          split........................     (70,496)           --     (169,150)           --     (284,427)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (48,999)  $   107,521      (60,155)  $   225,899     (186,775)  $   258,251
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     182,699   $   240,018      390,278   $   390,278
        Shares issued in merger........          --            --           --            --
        Shares issued on reinvestment
          of distributions.............      10,543        11,710        2,405         2,405
        Shares redeemed................     (25,861)      (36,070)    (282,898)     (282,898)
        Shares issued in 1 for 10 stock
          split........................    (268,394)           --           --            --
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (101,013)  $   215,658      109,785   $   109,785
                                         ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2001:

                                                 HARTFORD                   HARTFORD                     HARTFORD
                                              SMALL COMPANY           CAPITAL APPRECIATION     INTERNATIONAL OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                     HLS FUND
                                         ------------------------   ------------------------   ----------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT         SHARES         AMOUNT
                                         ----------   -----------   ----------   -----------   ------------   -------------
        CLASS IA
        Shares sold....................     526,268   $   736,068      215,404   $ 1,054,902     4,445,906     $ 4,865,092
        Shares issued on reinvestment
          of distributions.............      41,341        55,117      623,445     2,648,265       156,280         155,838
        Shares redeemed................    (546,865)     (758,254)    (258,283)   (1,211,245)   (4,586,859)     (5,030,090)
                                         ----------   -----------   ----------   -----------    ----------     -----------
        Net Increase (Decrease)........      20,744   $    32,931      580,566   $ 2,491,922        15,327     $    (9,160)
                                         ==========   ===========   ==========   ===========    ==========     ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK               DIVIDEND AND GROWTH              ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      90,735   $   467,794      379,363   $   756,321      219,268   $   540,178
        Shares issued on reinvestment
          of distributions.............     141,837       704,459      129,503       250,697      407,221       969,940
        Shares redeemed................    (209,043)   (1,045,386)    (313,532)     (622,096)    (615,450)   (1,504,337)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      23,529   $   126,867      195,334   $   384,922       11,039   $     5,781
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     595,757   $   676,049   10,370,478   $10,370,478
        Shares issued on reinvestment
          of distributions.............      53,709        59,005       57,052        57,052
        Shares redeemed................    (229,577)     (261,120)  (9,802,285)   (9,802,285)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     419,889   $   473,934      625,245   $   625,245
                                         ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                     HARTFORD
                                              SMALL COMPANY           CAPITAL APPRECIATION     INTERNATIONAL OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                     HLS FUND
                                         ------------------------   ------------------------   ----------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT         SHARES         AMOUNT
                                         ----------   -----------   ----------   -----------   ------------   -------------
        CLASS IB
        Shares sold....................      39,777   $    53,789       61,778   $   291,591       367,347     $   415,835
        Shares issued on reinvestment
          of distributions.............       2,675         3,553       17,726        75,119         3,948           3,934
        Shares redeemed................     (22,022)      (29,241)      (3,367)      (14,507)     (361,563)       (409,196)
                                         ----------   -----------   ----------   -----------    ----------     -----------
        Net Increase (Decrease)........      20,430   $    28,101       76,137   $   352,203         9,732     $    10,573
                                         ==========   ===========   ==========   ===========    ==========     ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK               DIVIDEND AND GROWTH              ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      33,247   $   171,851       63,729   $   125,383      120,626   $   299,224
        Shares issued on reinvestment
          of distributions.............       3,588        17,788        4,004         7,729       11,802        28,303
        Shares redeemed................      (2,605)      (12,378)      (2,510)       (4,739)      (6,313)      (14,969)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      34,230   $   177,261       65,223   $   128,373      126,115   $   312,558
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD
                                                   BOND                   MONEY MARKET
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     110,354   $   124,874      596,786   $   596,786
        Shares issued on reinvestment
          of distributions.............       3,372         3,698        3,180         3,180
        Shares redeemed................      (9,042)      (10,244)    (484,107)     (484,107)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     104,684   $   118,328      115,859   $   115,859
                                         ==========   ===========   ==========   ===========

9.   LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment,

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     which has not been utilized. During the year ended December 31, 2002, the Funds did not have any borrowings under this facility.

10. REVERSE STOCK SPLIT:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Small Company HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Advisers HLS Fund and Hartford Bond HLS Fund at a ten to one ratio.

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                       REVERSE SPLIT
                                    FUND                                PERCENTAGE
                                    ----                               -------------
        Hartford Small Company HLS Fund.............................       74.61%
        Hartford Capital Appreciation HLS Fund......................       15.42
        Hartford International Opportunities HLS Fund...............       71.63
        Hartford Stock HLS Fund.....................................        9.27
        Hartford Dividend and Growth HLS Fund.......................       44.38
        Hartford Advisers HLS Fund..................................       29.67
        Hartford Bond HLS Fund......................................       93.07

11. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Diversified Income Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc. Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. Each Hartford Fund acquired the respective Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND                                     CLASS IA      CLASS IB
        --------------------------                                    -----------   -----------
        Net assets of Fortis Asset Allocation on April 30, 2002.....  $   488,111       --
        Fortis Asset Allocation shares exchanged....................       34,477       --
        Hartford Advisers shares issued.............................      220,049       --
        Net assets of Hartford Advisers immediately before the
          merger....................................................  $11,086,683     588,603
        Net assets of Hartford Advisers immediately after the
          merger....................................................  $11,574,794     588,603

--------------------------------------------------------------------------------

        HARTFORD BOND HLS FUND                                         CLASS IA     CLASS IB
        ----------------------                                        ----------   ----------
        Net assets of Fortis Diversified Income on April 30, 2002...  $   90,378       --
        Fortis Diversified Income shares exchanged..................       9,225       --
        Hartford Bond shares issued.................................      77,738       --
        Net assets of Hartford Bond immediately before the merger...  $1,582,247    194,002
        Net assets of Hartford Bond immediately after the merger....  $1,672,625    194,002

        HARTFORD MONEY MARKET HLS FUND                                 CLASS IA     CLASS IB
        ------------------------------                                ----------   ----------
        Net assets of Fortis Money Market on April 30, 2002.........  $  122,443       --
        Fortis Money Market shares exchanged........................      11,346       --
        Hartford Money Market shares issued.........................     122,443       --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $1,794,364    166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $1,916,807    166,561

     The Fortis Asset Allocation Series, Fortis Diversified Income Series and Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
                                   FUND                             (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
                                   ----                             --------------   ------------   -------------
        Fortis Asset Allocation Series............................     $(28,666)       $(12,278)      $529,055
        Fortis Diversified Income Series..........................       (3,540)         (8,690)       102,608
        Fortis Money Market Series................................           --              --        122,443

12. FUND MERGERS SUBSEQUENT TO DECEMBER 31, 2002 (SUBSEQUENT EVENT):

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on January 15, 2003 shareholders of Hartford American Leaders HLS Fund and Hartford International Stock II HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc. (the "Plan").

     Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford International Stock HLS Fund merged into Hartford International
Opportunities HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

13. CHANGE IN INDEPENDENT AUDITORS (UNAUDITED):

     On April 30, 2002, Ernst & Young LLP, with the approval of the Board of Directors and Audit Committee, replaced Arthur Andersen LLP as independent auditors of the Hartford Small Company HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Advisers HLS Fund, Hartford Bond HLS Fund and Hartford Money Market HLS Fund. The reports of Arthur Andersen LLP on the financial statements of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA (3) --
                                    -----------------------------------------------------------------------
                                                                 NET REALIZED
                                                                     AND
                                     NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                      VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                     BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                    OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                    ------------   ----------   --------------   -------------   ----------
HARTFORD SMALL COMPANY HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................    $13.32        $(0.08)        $(3.95)         $(4.03)        $   --
   Class IB........................     13.26         (0.06)         (3.97)          (4.03)            --
   For the Year Ended December 31,
     2001
   Class IA........................     16.87          0.01          (2.53)          (2.52)            --
   Class IB........................     16.83         (0.01)         (2.53)          (2.54)            --
   For the Year Ended December 31,
     2000
   Class IA........................     21.88          0.03          (2.54)          (2.51)            --
   Class IB........................     21.87          0.03          (2.57)          (2.54)            --
   For the Year Ended December 31,
     1999
   Class IA........................     13.21         (0.05)          8.75            8.70             --
   Class IB........................     13.23(6)      (0.04)(6)       8.71(6)         8.67(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................     12.02         (0.02)          1.41            1.39             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................     13.40(6)      (0.02)(6)      (0.15)(6)       (0.17)(6)         --(6)
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................     39.75          0.15          (8.01)          (7.86)         (0.19)
   Class IB........................     39.68          0.12          (8.03)          (7.91)         (0.14)
   For the Year Ended December 31,
     2001
   Class IA........................     59.26          0.21          (3.36)          (3.15)         (0.27)
   Class IB........................     59.23          0.06          (3.29)          (3.23)         (0.23)
   For the Year Ended December 31,
     2000
   Class IA........................     60.95          0.41           7.57            7.98          (0.39)
   Class IB........................     60.98         (0.77)          8.64            7.87          (0.34)
   For the Year Ended December 31,
     1999
   Class IA........................     47.59          0.23          16.43           16.66          (0.18)
   Class IB........................     64.37(6)       1.50(6)       15.03(6)        16.53(6)       (0.13)(6)
   For the Year Ended December 31,
     1998
   Class IA........................     44.10          0.25           5.25            5.50          (0.26)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................     64.86(6)       0.13(6)        0.94(6)         1.07(6)       (1.56)(6)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................      9.53          0.17          (1.94)          (1.77)         (0.10)
   Class IB........................      9.51          0.14          (1.91)          (1.77)         (0.08)
   For the Year Ended December 31,
     2001
   Class IA........................     13.64          0.12          (2.61)          (2.49)         (0.01)
   Class IB........................     13.65          0.12          (2.63)          (2.51)         (0.02)
   For the Year Ended December 31,
     2000
   Class IA........................     18.76          0.18          (3.14)          (2.96)         (0.23)
   Class IB........................     18.76          0.25          (3.24)          (2.99)         (0.19)
   For the Year Ended December 31,
     1999
   Class IA........................     13.55          0.19           5.20            5.39          (0.18)
   Class IB........................     13.57(6)       0.17(6)        5.19(6)         5.36(6)       (0.17)(6)
   For the Year Ended December 31,
     1998
   Class IA........................     12.94          0.21           1.47            1.68          (0.19)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................     13.96(6)       0.04(6)       (0.21)(6)       (0.17)(6)      (0.22)(6)
HARTFORD STOCK HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................     47.36          0.43         (11.94)         (11.51)         (0.39)
   Class IB........................     47.31          0.38         (11.95)         (11.57)         (0.32)
   For the Year Ended December 31,
     2001
   Class IA........................     58.80          0.41          (7.42)          (7.01)         (0.38)
   Class IB........................     58.79          0.46          (7.57)          (7.11)         (0.32)
   For the Year Ended December 31,
     2000
   Class IA........................     71.47          0.39          (5.00)          (4.61)         (0.41)
   Class IB........................     71.51          0.74          (5.47)          (4.72)         (0.34)
   For the Year Ended December 31,
     1999
   Class IA........................     65.62          0.50          11.43           11.93          (0.49)
   Class IB........................    118.84(6)       0.21(6)       12.00(6)        12.21(6)       (0.56)(6)
   For the Year Ended December 31,
     1998
   Class IA........................     51.23          0.51          16.22           16.73          (0.50)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    107.93(6)       0.43(6)       15.65(6)        16.08(6)       (5.17)(6)

                                                   -- SELECTED PER-SHARE DATA (3) --
                                     -----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS           FROM
                                      IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT      GAINS ON          FROM
                                       INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                     --------------   --------------   -------------
HARTFORD SMALL COMPANY HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................      $  --            $   --           $  --
   Class IB........................         --                --              --
   For the Year Ended December 31,
     2001
   Class IA........................         --             (1.03)             --
   Class IB........................         --             (1.03)             --
   For the Year Ended December 31,
     2000
   Class IA........................         --             (2.50)             --
   Class IB........................         --             (2.50)             --
   For the Year Ended December 31,
     1999
   Class IA........................         --             (0.03)             --
   Class IB........................         --(6)          (0.03)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................         --             (0.20)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................         --(6)             --(6)           --(6)
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................         --                --              --
   Class IB........................         --                --              --
   For the Year Ended December 31,
     2001
   Class IA........................         --            (16.09)             --
   Class IB........................         --            (16.09)             --
   For the Year Ended December 31,
     2000
   Class IA........................         --             (9.28)             --
   Class IB........................         --             (9.28)             --
   For the Year Ended December 31,
     1999
   Class IA........................         --             (3.12)             --
   Class IB........................         --(6)         (19.79)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................         --             (1.75)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................         --(6)             --(6)           --(6)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................         --                --              --
   Class IB........................         --                --              --
   For the Year Ended December 31,
     2001
   Class IA........................         --             (1.61)             --
   Class IB........................         --             (1.61)             --
   For the Year Ended December 31,
     2000
   Class IA........................         --             (1.93)             --
   Class IB........................         --             (1.93)             --
   For the Year Ended December 31,
     1999
   Class IA........................         --                --              --
   Class IB........................         --(6)             --(6)           --(6)
   For the Year Ended December 31,
     1998
   Class IA........................         --             (0.88)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................         --(6)             --(6)           --(6)
HARTFORD STOCK HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................         --                --              --
   Class IB........................         --                --              --
   For the Year Ended December 31,
     2001
   Class IA........................         --             (4.05)             --
   Class IB........................         --             (4.05)             --
   For the Year Ended December 31,
     2000
   Class IA........................         --             (7.65)             --
   Class IB........................         --             (7.66)             --
   For the Year Ended December 31,
     1999
   Class IA........................         --             (5.59)             --
   Class IB........................         --(6)         (58.98)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................         --             (1.84)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................         --(6)             --(6)           --(6)

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002 (See Note 10(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 10(b)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                                                                                       RATIO OF
                       NET INCREASE                                  NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                   AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT       TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN   (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   ------   ---------------   -------------
        $    --           $ (4.03)          $ 9.29        (30.23)%   $  495,074          0.77%
             --             (4.03)            9.23        (30.39)        66,378          1.00
          (1.03)            (3.55)           13.32        (14.92)       745,253          0.76
          (1.03)            (3.57)           13.26        (15.07)        59,371          0.94
          (2.50)            (5.01)           16.87        (13.12)       908,886          0.74
          (2.50)            (5.04)           16.83        (13.28)        40,967          0.92
          (0.03)             8.67            21.88        65.83         757,302          0.78
          (0.03)(6)          8.64(6)         21.87(6)     65.54          10,200          0.96
          (0.20)             1.19            13.21        11.62         350,734          0.77
             --(6)          (0.17)(6)        13.23(6)     (1.30)(2)          696         0.95(1)
          (0.19)            (8.05)           31.70        (19.70)     6,240,859          0.69
          (0.14)            (8.05)           31.63        (19.88)       588,013          0.92
         (16.36)           (19.51)           39.75        (6.94)      8,734,600          0.68
         (16.32)           (19.55)           39.68        (7.10)        393,241          0.86
          (9.67)            (1.69)           59.26        13.22       9,581,897          0.66
          (9.62)            (1.75)           59.23        13.02         136,058          0.84
          (3.30)            13.36            60.95        37.46       7,963,003          0.66
         (19.92)(6)         (3.39)(6)        60.98(6)     37.21          22,993          0.84
          (2.01)             3.49            47.59        15.48       5,807,480          0.64
          (1.56)(6)         (0.49)(6)        64.37(6)      1.65(2)        5,942          0.82(1)
          (0.10)            (1.87)            7.66        (17.93)       646,903          0.81
          (0.08)            (1.85)            7.66        (18.12)        26,641          1.04
          (1.62)            (4.11)            9.53        (18.73)       941,934          0.81
          (1.63)            (4.14)            9.51        (18.88)        22,277          0.99
          (2.16)            (5.12)           13.64        (17.10)     1,326,609          0.78
          (2.12)            (5.11)           13.65        (17.25)        18,682          0.96
          (0.18)             5.21            18.76        39.86       1,574,836          0.78
          (0.17)(6)          5.19(6)         18.76(6)     39.61           3,203          0.96
          (1.07)             0.61            13.55        13.16       1,196,694          0.77
          (0.22)(6)         (0.39)(6)        13.57(6)     (1.13)(2)          663         0.94(1)
          (0.39)           (11.90)           35.46        (24.25)     5,094,276          0.49
          (0.32)           (11.89)           35.42        (24.42)       296,767          0.72
          (4.43)           (11.44)           47.36        (12.23)     7,834,643          0.49
          (4.37)           (11.48)           47.31        (12.39)       271,475          0.67
          (8.06)           (12.67)           58.80        (7.04)      9,590,018          0.48
          (8.00)           (12.72)           58.79        (7.21)        136,077          0.66
          (6.08)             0.59            71.47        19.78       9,400,385          0.48
         (59.54)(6)         (4.73)(6)        71.51(6)     19.57          47,439          0.66
          (2.34)            14.39            65.62        33.47       7,183,046          0.46
          (5.17)(6)         10.91(6)        118.84(6)     14.91(2)       10,167          0.65(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.77%         (0.30)%       222%
          1.02          (0.53)        222
          0.76           0.03         227
          1.01          (0.15)        227
          0.74             --         195
          0.99          (0.18)        195
          0.78          (0.45)        181
          1.03          (0.63)        181
          0.77          (0.24)        236
          0.95(1)       (0.46)(1)     236
          0.69           0.64          94
          0.94           0.41          94
          0.68           0.57          92
          0.93           0.39          92
          0.66           0.64         108
          0.91           0.46         108
          0.66           0.46          66
          0.91           0.28          66
          0.64           0.59          51
          0.82(1)        0.30(1)       51
          0.81           1.23         161
          1.06           1.00         161
          0.81           1.10         144
          1.06           0.92         144
          0.78           1.16         159
          1.03           0.98         159
          0.78           1.20         133
          1.03           1.02         133
          0.77           1.51         157
          0.94(1)        0.71(1)      157
          0.49           0.97          44
          0.74           0.75          44
          0.49           0.80          39
          0.74           0.62          39
          0.48           0.64          40
          0.73           0.46          40
          0.48           0.80          39
          0.73           0.62          39
          0.46           0.95          27
          0.65(1)        0.73(1)       27

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA (3) --
                                    -----------------------------------------------------------------------
                                                                 NET REALIZED
                                                                     AND
                                     NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                      VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                     BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                    OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                    ------------   ----------   --------------   -------------   ----------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................    $18.80        $ 0.25         $(3.64)         $(3.39)        $(0.23)
   Class IB........................     18.79          0.24          (3.66)          (3.42)         (0.21)
   For the Year Ended December 31,
     2001
   Class IA........................     21.24          0.31          (1.14)          (0.83)         (0.30)
   Class IB........................     21.24          0.39          (1.25)          (0.86)         (0.28)
   For the Year Ended December 31,
     2000
   Class IA........................     21.49          0.35           1.78            2.13          (0.34)
   Class IB........................     21.51          0.40           1.69            2.09          (0.32)
   For the Year Ended December 31,
     1999
   Class IA........................     21.60          0.34           0.75            1.09          (0.35)
   Class IB........................     22.67(6)       0.24(6)        0.77            1.01(6)       (0.34)(6)
   For the Year Ended December 31,
     1998
   Class IA........................     19.52          0.33           2.80            3.13          (0.35)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................     22.53(6)       0.16(6)        0.68(6)         0.84(6)       (0.70)(6)
HARTFORD ADVISERS HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................     23.44          0.51          (4.10)          (3.59)         (0.26)
   Class IB........................     23.60          0.46          (4.10)          (3.64)         (0.24)
   For the Year Ended December 31,
     2001
   Class IA........................     26.65          0.64          (1.85)          (1.21)         (0.73)
   Class IB........................     26.63          0.50          (1.77)          (1.27)         (0.49)
   For the Year Ended December 31,
     2000
   Class IA........................     29.65          0.68          (0.88)          (0.20)         (0.23)
   Class IB........................     29.66          0.74          (0.98)          (0.24)         (0.22)
   For the Year Ended December 31,
     1999
   Class IA........................     29.85          0.68           2.21            2.89          (0.63)
   Class IB........................     35.77(6)       0.61(6)        2.21            2.82(6)       (0.64)(6)
   For the Year Ended December 31,
     1998
   Class IA........................     25.27          0.61           5.46            6.07          (0.60)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................     33.71(6)       0.34(6)        3.67(6)         4.01(6)       (1.95)(6)
   For the Year Ended December 31
HARTFORD BOND HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................     11.46          0.56          (0.01)           0.55          (0.05)
   Class IB........................     11.43          0.46           0.07            0.53          (0.05)
   For the Year Ended December 31,
     2001
   Class IA........................     11.08          0.46           0.48            0.94          (0.56)
   Class IB........................     11.07          0.41           0.50            0.91          (0.55)
   For the Year Ended December 31,
     2000
   Class IA........................      9.94          0.69           0.50            1.19          (0.05)
   Class IB........................      9.95          0.61           0.56            1.17          (0.05)
   For the Year Ended December 31,
     1999
   Class IA........................     10.81          0.62          (0.84)          (0.22)         (0.58)
   Class IB........................     10.83(6)       0.61(6)       (0.84)          (0.23)(6)      (0.57)(6)
   For the Year Ended December 31,
     1998
   Class IA........................     10.50          0.53           0.32            0.85          (0.54)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................     10.75(6)       0.23(6)        0.40            0.63(6)        0.55(6)
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Year Ended December 31,
     2002
   Class IA........................      1.00          0.01             --            0.01          (0.01)
   Class IB........................      1.00          0.01             --            0.01          (0.01)
   For the Year Ended December 31,
     2001
   Class IA........................      1.00          0.04             --            0.04          (0.04)
   Class IB........................      1.00          0.04             --            0.04          (0.04)
   For the Year Ended December 31,
     2000
   Class IA........................      1.00          0.06             --            0.06          (0.06)
   Class IB........................      1.00          0.06             --            0.06          (0.06)
   For the Year Ended December 31,
     1999
   Class IA........................      1.00          0.07             --            0.07          (0.07)
   Class IB........................      1.00          0.07             --            0.07          (0.07)
   For the Year Ended December 31,
     1998
   Class IA........................      1.00          0.05             --            0.05          (0.05)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................      1.00          0.04             --            0.04          (0.04)

                                                   -- SELECTED PER-SHARE DATA (3) --
                                     -----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS           FROM
                                      IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT      GAINS ON          FROM
                                       INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                     --------------   --------------   -------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
   For the Year Ended December 31,
     2002
   Class IA........................      $   --           $(0.09)          $  --
   Class IB........................          --            (0.09)             --
   For the Year Ended December 31,
     2001
   Class IA........................          --            (1.31)             --
   Class IB........................          --            (1.31)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --            (2.04)             --
   Class IB........................          --            (2.04)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --            (0.85)             --
   Class IB........................          --(6)         (1.83)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --            (0.70)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
HARTFORD ADVISERS HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --            (1.27)             --
   Class IB........................          --            (1.27)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --            (2.57)             --
   Class IB........................          --            (2.57)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --            (2.46)             --
   Class IB........................          --(6)         (8.29)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --            (0.89)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
HARTFORD BOND HLS FUND
   For the Year Ended December 31,
     2002
   Class IA........................          --            (0.01)             --
   Class IB........................          --            (0.01)             --
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --            (0.07)             --
   Class IB........................          --(6)         (0.08)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Year Ended December 31,
     2002
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares, excluding Hartford Money Market HLS Fund, effective November 22, 2002 (See Note 10(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 10(b)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                                                                                       RATIO OF
                       NET INCREASE                                  NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                   AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT       TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN   (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   ------   ---------------   -------------
          (0.32)
         $                $(3.71)           $15.09        (14.23)%   $2,810,675          0.69%
          (0.30)           (3.72)            15.07        (14.42)       327,617          0.92
          (1.61)           (2.44)            18.80        (4.04)      3,190,773          0.68
          (1.59)           (2.45)            18.79        (4.21)        153,848          0.86
          (2.38)           (0.25)            21.24        10.95       3,189,857          0.68
          (2.36)           (0.27)            21.24        10.75          35,415          0.86
          (1.20)           (0.11)            21.49         5.31       3,207,733          0.68
          (2.17)(6)        (1.16)(6)         21.51(6)      5.12          16,087          0.86
          (1.05)            2.08             21.60        16.42       3,031,293          0.66
          (0.70)(6)         0.14(6)          22.67(6)      3.67(2)        8,600          0.85(1)
          (0.26)           (3.85)            19.59        (13.79)     9,249,397          0.67
          (0.24)           (3.88)            19.72        (13.99)       672,078          0.90
          (2.00)           (3.21)            23.44        (4.64)     11,836,564          0.66
          (1.76)           (3.03)            23.60        (4.81)        521,205          0.84
          (2.80)           (3.00)            26.65        (0.75)     13,430,507          0.66
          (2.79)           (3.03)            26.63        (0.92)        252,247          0.84
          (3.09)           (0.20)            29.65        10.59      14,082,895          0.65
          (8.93)(6)        (6.11)(6)         29.66(6)     10.39         137,318          0.83
          (1.49)            4.58             29.85        24.66      11,805,411          0.63
               )(6)
          (1.95             2.06(6)          35.77(6)     11.96(2)       34,714          0.83(1)
               )
          (0.06             0.49             11.95        10.08       2,145,266          0.51
          (0.06)            0.47             11.90         9.83         382,864          0.75
          (0.56)            0.38             11.46         8.68       1,549,698          0.51
          (0.55)            0.36             11.43         8.49         152,254          0.69
          (0.05)            1.14             11.08        11.99       1,033,043          0.52
          (0.05)            1.12             11.07        11.79          31,551          0.70
          (0.65)           (0.87)             9.94        (2.02)        978,861          0.52
          (0.65)(6)        (0.88)(6)          9.95(6)     (2.19)         15,818          0.70
          (0.54)            0.31             10.81         8.15         902,480          0.50
          (0.55)(6)         0.08(6)          10.83(6)      5.89(2)        5,285          0.69(1)
          (0.01)              --              1.00         1.47       2,319,456          0.49
          (0.01)              --              1.00         1.24         261,914          0.72
          (0.04)              --              1.00         3.87       1,867,520          0.48
          (0.04)              --              1.00         3.68         152,129          0.66
          (0.06)              --              1.00         6.10       1,242,275          0.48
          (0.06)              --              1.00         5.91          36,270          0.66
          (0.07)              --              1.00         4.89       1,257,436          0.47
          (0.07)              --              1.00         4.71           8,804          0.65
          (0.05)              --              1.00         5.25         872,486          0.45
               )
          (0.04               --              1.00         3.76(2)        2,179          0.64(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.69%          1.56%        43%
          0.94           1.33         43
          0.68           1.66         61
          0.93           1.48         61
          0.68           1.70         59
          0.93           1.52         59
          0.68           1.60         56
          0.93           1.42         56
          0.66           1.81         48
          0.85(1)        1.57(1)      48
          0.67           2.29         47
          0.92           2.07         47
          0.66           2.51         34
          0.91           2.33         34
          0.66           2.47         40
          0.91           2.29         40
          0.66           2.46         38
          0.91           2.28         38
          0.63           2.40         37
          0.83(1)        2.22(1)      37
          0.51           5.58        108
          0.76           5.34        108
          0.51           5.87        185
          0.76           5.69        185
          0.52           6.54        169
          0.77           6.36        169
          0.52           6.09        111
          0.77           5.91        111
          0.50           5.86        122
          0.69(1)        5.54(1)     122
          0.49           1.43         --
          0.74           1.20         --
          0.48           3.58         --
          0.73           3.40         --
          0.48           5.91         --
          0.73           5.73         --
          0.47           4.81         --
          0.72           4.63         --
          0.45           5.12         --
          0.64(1)        4.81(1)      --

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD SERIES FUND, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of the Hartford Small Company HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Dividend and Growth HLS Fund Hartford Advisers HLS Fund, Hartford Bond HLS Fund, and Hartford Money Market HLS Fund (eight of the portfolios comprising Hartford Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year then ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by the Funds' management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hartford Small Company HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Dividend and Growth HLS Fund Hartford Advisers HLS Fund, Hartford Bond HLS Fund, and Hartford Money Market HLS Fund at December 31, 2002, the results of their operations, the changes in their net assets and financial highlights of the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          Ernst & Young LLP Logo

Boston, Massachusetts
February 5, 2003

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended December 31, 2002, the following Funds distributed long-term capital gains dividends as follows:

        Hartford Dividend and Growth HLS Fund.......................  $167,933
        Hartford Bond HLS Fund......................................     9,630

 HARTFORD HLS MUTUAL FUNDS

 BOARD OF DIRECTORS AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Directors ("Board") is responsible for overall management of the Funds. The Board may exercise all powers of the Funds, except those powers which are conferred solely upon or reserved to the shareholders. The Funds' Statement of Additional Information (SAI) includes additional information about the Board and is available without charge, upon request, by calling 1-800-862-6668. The following table provides information about the members of the Board, as well as officers of the Funds.

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF                                           PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                         FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY      TIME SERVED           DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN           Director         Since     Ms. Coleman has served as President         75        None
(age 70)                                       1995      of Saint Joseph College since 1991
c/o Hartford Mutual Funds                                and President of Cashel House, Ltd.
P.O. Box 2999                                            (retail) since 1985.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN           Director         Since     Dr. Gavin is an educational                 75        Dr. Gavin is a
(age 62)                                       2002      consultant. Prior to September 1,                     Director of Systems
c/o Hartford Mutual Funds                                2001, he was President of Cranbrook                   & Computer
P.O. Box 2999                                            Education Community, and prior to                     Technology
Hartford, CT 06104-2999                                  July 1996, he was President of                        Corporation.
                                                         Macalester College, St. Paul,
                                                         Minnesota.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                 Director         Since     Mr. Hill is Partner Emeritus and a          75        None
(age 57)                                       2001      founding partner of TSG Capital
c/o Hartford Mutual Funds                                Group, a private equity investment
P.O. Box 2999                                            firm that serves as sponsor and lead
Hartford, CT 06104-2999                                  investor in leveraged buyouts of
                                                         middle market companies. Mr. Hill is
                                                         also a Partner of TSG Ventures L.P.,
                                                         a private equity investment company
                                                         that invests primarily in
                                                         minority-owned small businesses.
-----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON           Director         Since     Mr. Peterson is a mutual fund               75        N/A
(age 58)                                       2002      industry consultant. He was a partner
c/o Hartford Mutual Funds                                of KPMG LLP until July 1999.
P.O. Box 2999
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.         Director         Since     Mr. Pryor has served as Managing            75        Mr. Pryor is a
(age 69)                                       1977      Director of Pryor & Clark Company                     Director of Infodata
c/o Hartford Mutual Funds                                (real estate investment), Hartford,                   Systems, Inc.
P.O. Box 2999                                            Connecticut, since June 1992.                         (software company),
Hartford, CT 06104-2999                                                                                        CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services) and
                                                                                                               Corcap, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN K. SPRINGER              Director         Since     Mr. Springer served as Chairman of          75        None
(age 71)                                       1978      Medspan, Inc. (health maintenance
c/o Hartford Mutual Funds                                organization) until March 2002.
P.O. Box 2999
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**           Director and     Since 2002   Mr. Marra is President and Chief           75        Mr. Marra is a
(age 44)                    Chairman of                   Operating Officer of Hartford Life,                  member of the Board
c/o Hartford Mutual Funds   the Board                     Inc. He is also a member of the                      of Directors of The
P.O. Box 2999                                             Board of Directors and a member of                   Hartford Financial
Hartford, CT 06104-2999                                   the Office of the Chairman for The                   Services Group, Inc.
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Mr. Marra was named President
                                                          of Hartford Life in 2001 and COO in
                                                          2000, and served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          Hartford Life's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and Executive Vice
                                                          President in 1996. Mr. Marra is also
                                                          a Managing Member and President of
                                                          Hartford Investment Financial
                                                          Services, LLC ("HIFSCO") and HL
                                                          Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**          Director         Since 1996   Mr. Smith served as Vice Chairman of       75        None
(age 62)                                                  Hartford Financial Services Group,
c/o Hartford Mutual Funds                                 Inc. from February 1997 to January
P.O. Box 2999                                             2002, as President and Chief
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,
                                                          Inc. from February 1997 to January
                                                          2002, and as President and Chief
                                                          Operating Officer of The Hartford
                                                          Life Insurance Companies from
                                                          January 1989 to January 2002.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and    Since 1999   Mr. Znamierowski currently serves as       51        None
(age 41)                    Director                      President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of HIFSCO and HL
                                                          Investment Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.        Vice President   Since 2002   Mr. Beltz currently serves as Vice        N/A        N/A
(age 53)                                                  President, Securities Operations of
500 Bielenberg Drive                                      Hartford Administrative Services
Woodbury, MN 55125                                        Company ("HASCO"). He also has
                                                          served as Assistant Vice President
                                                          of Hartford Life Insurance Company
                                                          since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996   Mr. Carr has served as Assistant          N/A        N/A
(age 48)                    and Secretary                 General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                                 since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.     Vice President   Since 2002   Mr. Davison is a Managing Director        N/A        N/A
(age 45)                                                  and Director of Funds Management
c/o Hartford Mutual Funds                                 Group of Hartford Investment
P.O. Box 2999                                             Management Company.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice President   Since 2002   Ms. Fagely has been Vice President        N/A        N/A
(age 44)                                                  of HASCO since 1998. Prior to 1998,
500 Bielenberg Drive                                      she was Second Vice President of
Woodbury, MN 55125                                        HASCO. She also has served as
                                                          Assistant Vice President of Hartford
                                                          Life Insurance Company since
                                                          December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President   Since 2002   Mr. Ferris serves as Vice President       N/A        N/A
(age 47)                                                  and a director of sales and
P.O. Box 2999                                             marketing in the Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life Insurance
                                                          Company.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY               Vice             Since 1996   Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,                    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and                and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President   Since 2002   Mr. Johnson has served as Vice            N/A        N/A
(age 42)                                                  President and a director of sales
P.O. Box 2999                                             and marketing in the Investment
Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                          Insurance Company since 1999.
                                                          Previously he was with Guardian
                                                          Insurance Company in New York City.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000   Mr. Joyce currently serves as Senior      N/A        N/A
(age 43)                                                  Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 36)                                                  President of Hartford Life Insurance
c/o Hartford Mutual Funds                                 Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business. Mr. Levenson joined The
                                                          Hartford in 1995. Mr. Levenson is
                                                          also a senior vice president of
                                                          HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000   Mr. Walters serves as Executive Vice      N/A        N/A
(age 40)                                                  President and Director of the
c/o Hartford Mutual Funds                                 Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------

   * Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

  ** "Interested person," as defined in the 1940 Act, of the Company because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.

 HARTFORD HLS MUTUAL FUNDS

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on July 16, 2002.

1. Proposal to elect the individuals listed in the following two tables as directors.

                                                                 WINIFRED E.    DR. ROBERT      DUANE E.      WILLIAM A.
       FUND                                                        COLEMAN       M. GAVIN         HILL          O'NEILL
       ----                                                      -----------    ----------      --------      ----------
       Hartford Small Company HLS Fund                     For    599,830,408    599,332,981    599,673,432    596,477,904
                                                      Withheld     25,576,315     26,073,742     25,733,291     28,928,819
       Hartford Capital Appreciation HLS Fund              For  2,223,836,613  2,226,768,337  2,227,388,892  2,220,369,590
                                                      Withheld     83,724,572     80,792,848     80,172,293     87,191,595
       Hartford International Opportunities HLS Fund       For    930,558,249    931,490,064    930,905,106    929,447,403
                                                      Withheld     31,131,618     30,199,803     30,784,761     32,242,464
       Hartford Stock HLS Fund                             For  1,608,832,795  1,610,997,826  1,610,538,509  1,607,152,444
                                                      Withheld     57,352,848     55,187,817     55,647,133     59,033,199
       Hartford Dividend and Growth HLS Fund               For  1,817,535,650  1,818,312,011  1,818,126,123  1,812,142,341
                                                      Withheld     60,337,628     59,561,266     59,747,154     65,730,936
       Hartford Advisers HLS Fund                          For  5,273,413,334  5,278,551,818  5,278,161,555  5,267,615,753
                                                      Withheld    172,354,129    167,215,646    167,605,908    178,151,711
       Hartford Bond HLS Fund                              For  1,523,595,322  1,526,289,821  1,526,733,427  1,521,864,499
                                                      Withheld     64,669,175     61,974,675     61,531,069     66,399,998
       Hartford Money Market HLS Fund                      For  1,919,859,527  1,925,919,664  1,923,538,505  1,921,233,261
                                                      Withheld    113,222,920    107,162,783    109,543,942    111,849,185

                                                      PHILLIP O.
       FUND                                            PETERSON
       ----                                           ----------
       Hartford Small Company HLS Fund                599,760,386
                                                      25,646,337
       Hartford Capital Appreciation HLS Fund         2,228,078,789
                                                      79,482,396
       Hartford International Opportunities HLS Fund  932,022,740
                                                      29,667,127
       Hartford Stock HLS Fund                        1,611,305,747
                                                      54,879,896
       Hartford Dividend and Growth HLS Fund          1,819,098,592
                                                      58,774,685
       Hartford Advisers HLS Fund                     5,280,554,600
                                                      165,212,864
       Hartford Bond HLS Fund                         1,527,149,644
                                                      61,114,852
       Hartford Money Market HLS Fund                 1,924,161,061
                                                      108,921,386

                                                                 MILLARD H.     LOWNDES A.       JOHN K.       DAVID M.
       FUND                                                      PRYOR, JR.        SMITH        SPRINGER     ZNAMIEROWSKI
       ----                                                      ----------     ----------      --------     ------------
       Hartford Small Company HLS Fund                     For    599,113,137    599,857,712    597,378,545    599,618,623
                                                      Withheld     26,293,586     25,549,011     28,028,178     25,788,100
       Hartford Capital Appreciation HLS Fund              For  2,223,990,434  2,227,938,451  2,223,222,682  2,226,760,941
                                                      Withheld     83,570,751     79,622,734     84,338,503     80,800,244
       Hartford International Opportunities HLS Fund       For    931,187,489    931,880,610    932,471,093    930,810,694
                                                      Withheld     30,502,377     29,809,256     29,218,774     30,879,172
       Hartford Stock HLS Fund                             For  1,610,028,552  1,610,983,688  1,609,551,025  1,611,160,059
                                                      Withheld     56,157,090     55,201,955     56,634,618     55,025,584
       Hartford Dividend and Growth HLS Fund               For  1,816,707,354  1,818,051,694  1,814,855,617  1,817,587,984
                                                      Withheld     61,165,923     59,821,584     63,017,661     60,285,293
       Hartford Advisers HLS Fund                          For  5,275,181,796  5,282,257,583  5,272,162,758  5,277,345,726
                                                      Withheld    170,585,668    163,509,881    173,604,706    168,421,738
       Hartford Bond HLS Fund                              For  1,527,456,126  1,527,686,691  1,525,646,112  1,527,472,035
                                                      Withheld     60,808,371     60,577,806     62,618,384     60,792,461
       Hartford Money Market HLS Fund                      For  1,919,311,293  1,922,112,400  1,922,280,881  1,922,426,487
                                                      Withheld    113,771,154    110,970,046    110,801,566    110,655,960


       FUND
       ----
       Hartford Small Company HLS Fund
       Hartford Capital Appreciation HLS Fund
       Hartford International Opportunities HLS Fund
       Hartford Stock HLS Fund
       Hartford Dividend and Growth HLS Fund
       Hartford Advisers HLS Fund
       Hartford Bond HLS Fund
       Hartford Money Market HLS Fund

2. Proposals to Adopt, Eliminate or Revise Certain Fundamental Investment Policies.

   A. Proposal to revise the fundamental policy regarding the issuing of senior securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 563,423,829    26,001,873    35,981,021
       Hartford Capital Appreciation HLS Fund                        2,090,100,004    98,927,013   118,534,168
       Hartford International Opportunities HLS Fund                   864,636,940    39,746,509    57,306,418
       Hartford Stock HLS Fund                                       1,512,424,059    66,779,902    86,981,681
       Hartford Dividend and Growth HLS Fund                         1,691,516,080    82,232,674   104,124,523
       Hartford Advisers HLS Fund                                    4,936,390,893   198,871,917   310,504,654
       Hartford Bond HLS Fund                                        1,409,326,555    73,105,993   105,831,949
       Hartford Money Market HLS Fund                                1,753,766,636   133,764,648   145,551,162

   B. Proposal to revise the fundamental policy regarding the borrowing of money.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 560,377,999    28,360,066    36,668,658
       Hartford Capital Appreciation HLS Fund                        2,073,721,606   113,628,247   120,211,332
       Hartford International Opportunities HLS Fund                   861,491,572    42,169,478    58,028,818
       Hartford Stock HLS Fund                                       1,504,651,408    74,129,507    87,404,728
       Hartford Dividend and Growth HLS Fund                         1,678,789,605    92,521,015   106,562,657

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Advisers HLS Fund                                    4,902,988,807   227,287,851   315,490,806
       Hartford Bond HLS Fund                                        1,405,159,782    78,783,684   104,321,031
       Hartford Money Market HLS Fund                                1,740,020,933   147,810,824   145,250,690

   C. Proposal to revise the fundamental policy regarding investment concentrations within a particular industry.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 569,115,168    20,421,459    35,870,096
       Hartford Capital Appreciation HLS Fund                        2,104,788,338    84,857,602   117,915,245
       Hartford International Opportunities HLS Fund                   872,652,671    31,974,989    57,062,207
       Hartford Stock HLS Fund                                       1,528,302,486    52,026,942    85,856,214
       Hartford Dividend and Growth HLS Fund                         1,705,147,584    66,864,810   105,860,884
       Hartford Advisers HLS Fund                                    4,958,023,406   172,624,163   315,119,894
       Hartford Bond HLS Fund                                        1,424,237,592    64,231,494    99,795,411
       Hartford Money Market HLS Fund                                1,760,344,558   126,788,712   145,949,177

   D. Proposal to revise the fundamental policy regarding the making of loans.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 563,602,622    24,456,426    37,347,675
       Hartford Capital Appreciation HLS Fund                        2,085,278,699   102,256,982   120,025,505
       Hartford International Opportunities HLS Fund                   866,211,458    38,151,109    57,327,300
       Hartford Stock HLS Fund                                       1,516,165,264    62,666,265    87,354,113
       Hartford Dividend and Growth HLS Fund                         1,692,622,048    79,550,667   105,700,562
       Hartford Advisers HLS Fund                                    4,925,106,640   207,038,688   313,622,136
       Hartford Bond HLS Fund                                        1,415,689,582    72,462,513   100,112,402
       Hartford Money Market HLS Fund                                1,741,122,110   146,176,498   145,783,839

   E. Proposal to revise the fundamental policy regarding the underwriting of securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 565,498,104    21,349,847    38,558,773
       Hartford Capital Appreciation HLS Fund                        2,100,065,726    87,262,877   120,232,582
       Hartford International Opportunities HLS Fund                   868,677,291    35,054,333    57,958,242
       Hartford Stock HLS Fund                                       1,522,500,119    56,281,928    87,403,596
       Hartford Dividend and Growth HLS Fund                         1,701,218,769    68,506,017   108,148,492
       Hartford Advisers HLS Fund                                    4,947,273,501   176,766,718   321,727,245
       Hartford Bond HLS Fund                                        1,422,591,498    65,626,791   100,046,207
       Hartford Money Market HLS Fund                                1,755,444,875   135,132,148   142,505,424

   F. Proposal to revise the fundamental policy regarding investments in real estate and interests therein.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 568,820,108    20,050,313    36,536,302
       Hartford Capital Appreciation HLS Fund                        2,102,551,742    85,332,622   119,676,821
       Hartford International Opportunities HLS Fund                   871,796,148    32,748,357    57,145,362
       Hartford Stock HLS Fund                                       1,526,203,163    52,818,061    87,164,418
       Hartford Dividend and Growth HLS Fund                         1,702,824,511    68,604,583   106,444,184
       Hartford Advisers HLS Fund                                    4,956,039,892   176,929,632   312,797,939
       Hartford Bond HLS Fund                                        1,423,980,882    61,833,389   102,450,226
       Hartford Money Market HLS Fund                                1,759,088,936   130,803,139   143,190,372

   G. Proposal to revise the fundamental policy regarding purchases and sales of commodities and commodities contracts.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 562,193,196    26,239,949    36,973,579
       Hartford Capital Appreciation HLS Fund                        2,080,964,567   105,799,573   120,797,044
       Hartford International Opportunities HLS Fund                   864,123,020    39,827,351    57,739,496
       Hartford Stock HLS Fund                                       1,507,022,839    67,901,565    91,261,238
       Hartford Dividend and Growth HLS Fund                         1,684,668,760    86,957,948   106,246,569
       Hartford Advisers HLS Fund                                    4,916,823,584   214,025,903   314,917,976
       Hartford Bond HLS Fund                                        1,407,096,821    80,909,708   100,257,968
       Hartford Money Market HLS Fund                                1,732,349,081   155,622,876   145,110,490

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

   H. Proposal to eliminate the fundamental policy regarding the diversification of investments.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 559,986,374    28,682,248    36,738,102
       Hartford Capital Appreciation HLS Fund                        2,069,411,622   116,469,705   121,679,858
       Hartford International Opportunities HLS Fund                   862,661,094    41,090,181    57,938,592
       Hartford Stock HLS Fund                                       1,500,787,775    75,871,920    89,525,947
       Hartford Dividend and Growth HLS Fund                         1,679,697,376    92,953,610   105,222,291
       Hartford Advisers HLS Fund                                    4,887,855,155   237,883,717   320,028,592
       Hartford Bond HLS Fund                                        1,398,189,511    86,333,520   103,741,466
       Hartford Money Market HLS Fund                                1,728,370,441   161,131,100   143,580,906

3. Proposal to convert the investment objectives of certain funds from fundamental to non-fundamental.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 554,675,531    30,973,811    39,757,381
       Hartford Capital Appreciation HLS Fund                        2,050,417,395   129,376,515   127,767,275
       Hartford International Opportunities HLS Fund                   851,854,188    49,175,680    60,659,998
       Hartford Stock HLS Fund                                       1,491,882,686    81,289,554    93,013,402
       Hartford Dividend and Growth HLS Fund                         1,660,639,278   100,571,476   116,662,523
       Hartford Advisers HLS Fund                                    4,841,453,040   261,501,206   342,813,218
       Hartford Bond HLS Fund                                        1,392,946,026    85,319,925   109,998,545
       Hartford Money Market HLS Fund                                1,713,118,982   164,274,437   155,689,028

4. Proposal to reorganize certain funds from Maryland corporations into new series of Hartford Series Fund, Inc.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 566,493,505    20,658,335    38,254,883
       Hartford Capital Appreciation HLS Fund                        2,104,029,556    79,973,279   123,558,349
       Hartford International Opportunities HLS Fund                   874,812,009    30,195,770    56,682,088
       Hartford Stock HLS Fund                                       1,523,218,595    52,077,292    90,889,755
       Hartford Dividend and Growth HLS Fund                         1,707,213,583    63,490,644   107,169,051
       Hartford Advisers HLS Fund                                    4,963,034,753   162,452,872   320,279,838
       Hartford Bond HLS Fund                                        1,430,633,955    56,137,806   101,492,736
       Hartford Money Market HLS Fund                                1,770,203,936   120,912,942   141,965,568

PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND
                                 ITS AFFILIATES
                       (herein called "we, our, and us")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
     a) management;
     b) use; and
     c) protection;
     of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
     a) service your TRANSACTIONS with us; and
     b) support our business functions.

We may obtain PERSONAL INFORMATION from:
     A) YOU;
     b) your TRANSACTIONS with us; and
     c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
     a) your name;
     b) your address;
     c) your income;
     d) your payment; or
     e) your credit history;
     may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
     a) our insurance companies;
     b) our employee agents;
     c) our brokerage firms; and
     d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
     a) market our products; or
     b) market our services;
     to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
     a) independent agents;
     b) brokerage firms;
     c) insurance companies;
     d) administrators; and
     e) service providers;
     who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
     a) taking surveys;
     b) marketing our products or services; or
     c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
     a) "opt-out;" or
     b) "opt-in;"
     as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
     a) your proper written authorization; or
     b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
     a) underwriting policies;
     b) paying claims;
     c) developing new products; or
     d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
     a) the confidentiality; and
     b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
     a) secured files;
     b) user authentication;
     c) encryption;
     d) firewall technology; and
     e) the use of detection software.

We are responsible for and must:
     a) identify information to be protected;
     b) provide an adequate level of protection for that data;
     c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
     a) credit history;
     b) income;
     c) financial benefits; or
     d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
     a) your medical records; or
     b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
     a) PERSONAL FINANCIAL INFORMATION; and
     b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
     a) your APPLICATION;
     b) your request for us to pay a claim; and
     c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
     a) asking about;
     b) applying for; or
     c) obtaining;
     a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 86.4%
             BRAZIL -- 4.1%
     9,518   Banco Itau SA, ADR..........................................   $   226,528
    18,444   Tele Norte Leste Participacoes SA, ADR......................       135,563
    23,036   Unibanco - Uniao de Bancos Brasileiros SA...................       252,244
                                                                            -----------
                                                                                614,335
                                                                            -----------
             CANADA -- 9.5%
     9,898   Mega Blocks Inc.!!+.........................................       147,236
    31,332   Molson Inc. ................................................       663,410
    10,052   Shoppers Drug Mart Corporation..............................       156,080
    43,261   Westjet Airlines Ltd. ......................................       442,249
                                                                            -----------
                                                                              1,408,975
                                                                            -----------
             CHINA -- 2.0%
    11,198   CNOOC Ltd., ADR.............................................       291,708
                                                                            -----------
             FINLAND -- 3.7%
    15,698   Nokia Oyj...................................................       249,580
    50,788   Sonera Oyj..................................................       293,141
                                                                            -----------
                                                                                542,721
                                                                            -----------
             FRANCE -- 4.2%
    16,796   France Telecom SA...........................................       294,005
    26,956   JC Decaux SA!!..............................................       325,316
                                                                            -----------
                                                                                619,321
                                                                            -----------
             GERMANY -- 5.1%
    24,693   Bayerische Motoren Werke (BMW) AG...........................       750,197
                                                                            -----------
             HONG KONG -- 0.7%
    35,000   Television Broadcasts Ltd. .................................       110,407
                                                                            -----------
             IRELAND -- 5.7%
    21,693   Ryanair Holdings plc, ADR!!.................................       849,498
                                                                            -----------
             ITALY -- 1.9%
    24,722   Banco Popolare di Vernoa e Novara Scrl......................       275,784
                                                                            -----------
             JAPAN -- 6.8%
    82,500   Nissan Motor Company, Ltd. .................................       643,760
    11,000   Shiseido Company, Ltd. .....................................       143,027
    78,000   The Seiyu, Ltd.!!...........................................       228,078
                                                                            -----------
                                                                              1,014,865
                                                                            -----------
             MEXICO -- 0.9%
    59,344   Wal-Mart de Mexico SA de CV, Series V.......................       134,976
                                                                            -----------
             NETHERLANDS -- 12.3%
    28,303   Heineken Holding NV 'A'.....................................       821,259
     6,462   Royal Dutch Petroleum Company...............................       284,457

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             NETHERLANDS -- (CONTINUED)
     5,938   Unilever NV.................................................   $   364,855
    13,094   VNU NV......................................................       341,469
                                                                            -----------
                                                                              1,812,040
                                                                            -----------
             RUSSIA -- 1.5%
     1,572   YUKOS, ADR..................................................       221,541
                                                                            -----------
             SOUTH KOREA -- 3.2%
     5,850   POSCO, ADR..................................................       144,671
     1,270   Samsung Electronics Company, Ltd. ..........................       336,225
                                                                            -----------
                                                                                480,896
                                                                            -----------
             SPAIN -- 4.8%
     6,640   Banco Popular Espanol SA....................................       271,551
    26,088   Corporacion Mapfre, SA......................................       211,628
     9,728   Industria de Diseno Textil, SA..............................       229,801
                                                                            -----------
                                                                                712,980
                                                                            -----------
             SWITZERLAND -- 5.0%
    15,254   UBS AG!!....................................................       741,353
                                                                            -----------
             UNITED KINGDOM -- 15.0%
    13,848   British Sky Broadcasting Group plc!!........................       142,448
    25,424   Diageo plc..................................................       276,259
    27,742   HSBC Holdings plc...........................................       306,582
    16,560   Northern Rock plc...........................................       175,943
    30,428   Royal Bank of Scotland plc+.................................       728,862
    50,630   Standard Chartered plc......................................       575,416
                                                                            -----------
                                                                              2,205,510
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $11,839,075)........................................    12,787,107
                                                                            -----------
             PREFERRED STOCKS -- 7.4%
             BRAZIL -- 2.0%
    19,186   Companhia de Bebidas das Americas, ADR......................       298,534
                                                                            -----------
             GERMANY -- 5.4%
     1,936   Porsche AG..................................................       804,550
                                                                            -----------
             TOTAL PREFERRED STOCKS
               (Cost $933,202)...........................................     1,103,084
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 9.4%
               (Cost $1,399,971)
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
$1,400,000   Discount note 01/02/03......................................     1,399,942
                                                                            -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 0.6%
               (Cost $85,000)
    85,000   Nations Cash Reserves, Capital Class Shares#................        85,000
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


                                                                               VALUE
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $14,257,248*).............................   103.8%    $15,375,133
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................    (3.8)%
             Cash........................................................   $       584
             Foreign currency (cost $508,773)............................       511,339
             Receivable for investment securities sold...................        21,897
             Receivable for Fund shares sold.............................       106,197
             Dividends receivable........................................        25,116
             Unamortized organization costs..............................           903
             Payable for Fund shares redeemed............................        (8,973)
             Investment advisory fee payable.............................        (4,767)
             Administration fee payable..................................        (2,621)
             Payable for investment securities purchased.................    (1,116,968)
             Accrued Trustees' fees and expenses.........................       (39,039)
             Accrued expenses and other liabilities......................       (49,601)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (555,933)
                                                                            -----------
             NET ASSETS........................................   100.0%    $14,819,200
                                                                            ===========
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $     4,962
             Accumulated net realized loss on investments sold...........    (4,524,814)
             Net unrealized appreciation of investments and foreign
               currency translations.....................................     1,117,383
             Paid-in capital.............................................    18,221,669
                                                                            -----------
             NET ASSETS..................................................   $14,819,200
                                                                            ===========
             Net asset value per share ($14,819,200 / 1,532,947 shares of
               common stock outstanding).................................         $9.67
                                                                            ===========

---------------

 *Federal income tax information (see Note 8).

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 2

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

At December 31, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Commercial banking..........................................       15.9%        $     2,361,183
Automotive..................................................        9.4               1,393,957
Airlines....................................................        8.7               1,291,747
Beverages...................................................        6.3                 939,669
Commercial services.........................................        5.5                 821,259
Integrated oil..............................................        5.4                 797,706
Investment services.........................................        5.0                 741,353
Telecommunications services.................................        4.9                 722,709
Publishing and advertising..................................        4.5                 666,785
Food and drug stores........................................        2.6                 384,158
Food products...............................................        2.5                 364,855
Semiconductors..............................................        2.3                 336,225
Banking.....................................................        1.9                 275,784
Broadcasting and cable......................................        1.7                 252,855
Networking and telecommunications equipment.................        1.7                 249,580
Apparel and textiles........................................        1.6                 229,801
Insurance...................................................        1.4                 211,628
Consumer credit and mortgages...............................        1.2                 175,943
Specialty stores............................................        1.0                 147,236
Metals and mining...........................................        1.0                 144,671
Other.......................................................        1.9                 278,003
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       86.4              12,787,107
PREFERRED STOCKS............................................        7.4               1,103,084
SHORT-TERM INVESTMENTS......................................        9.4               1,399,942
INVESTMENT COMPANIES........................................        0.6                  85,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      103.8              15,375,133
OTHER ASSETS AND LIABILITIES (NET)..........................       (3.8)               (555,933)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    14,819,200
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 99.3%
          BERMUDA -- 3.3%
 37,600   Tyco International Ltd. ....................................   $   642,208
                                                                         -----------
          BRAZIL -- 3.2%
 53,700   Centrais Eletricas Brasileiras SA, ADR......................       178,998
 20,910   Petroleo Brasileiro SA, ADR.................................       280,194
 21,100   Tele Norte Leste Participacoes SA, ADR......................       155,085
                                                                         -----------
                                                                             614,277
                                                                         -----------
          CANADA -- 1.9%
225,000   Nortel Networks Corporation!!...............................       362,250
                                                                         -----------
          FRANCE -- 8.4%
106,210   Alcatel SA, ADR.............................................       471,572
 30,500   Axa, ADR....................................................       410,225
  4,550   Compagnie Generale des Etablissements Michelin..............       156,903
 21,600   European Aeronautic Defence and Space Company...............       223,276
  5,500   Nexans SA...................................................        87,848
  5,900   Renault SA..................................................       277,261
                                                                         -----------
                                                                           1,627,085
                                                                         -----------
          GERMANY -- 6.7%
  6,000   BASF AG, ADR................................................       229,320
 17,630   Bayerische Hypo-und Vereinsbank AG, ADR.....................       273,797
 42,890   Deutsche Telekom AG, ADR....................................       544,704
  6,390   E.On AG, ADR................................................       261,415
                                                                         -----------
                                                                           1,309,236
                                                                         -----------
          HONG KONG -- 0.6%
 30,020   Swire Pacific, Ltd. 'A', ADR................................       114,715
                                                                         -----------
          ITALY -- 3.5%
131,200   Banca Intesa SpA!!..........................................       276,747
  5,400   Telecom Italia SpA, ADR.....................................       410,292
                                                                         -----------
                                                                             687,039
                                                                         -----------
          JAPAN -- 18.6%
  8,800   Daiichi Pharmaceutical Company, Ltd. .......................       126,286
 32,000   Daiwa House Industry Company, Ltd. .........................       180,130
  4,810   Hitachi, Ltd., ADR..........................................       179,173
     61   Japan Tobacco, Inc. ........................................       408,140
  6,010   Komatsu Ltd., ADR...........................................        78,398
 43,200   Matsushita Electric Industrial Company Ltd., ADR............       414,720
  7,400   Millea Holdings, Inc., ADR..................................       260,480
 45,000   Mitsubishi Heavy Industries, Ltd. ..........................       109,969
 51,380   Mitsubishi Tokyo Financial Group Inc. ......................       274,883
 81,000   Nippon Mitsubishi Oil Corporation...........................       367,220
 14,700   Nippon Telegraph and Telephone Corporation, ADR.............       259,602
  5,000   Ono Pharmaceutical Company, Ltd. ...........................       151,260
 24,000   Sankyo Company, Ltd. .......................................       301,138

SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          JAPAN -- (CONTINUED)
 56,900   Sumitomo Mitsui Banking Corporation, ADR....................   $   177,887
  8,500   TDK Corporation, ADR........................................       333,624
                                                                         -----------
                                                                           3,622,910
                                                                         -----------
          MEXICO -- 6.1%
 32,160   America Movil SA de CV 'L', ADR.............................       461,818
 11,000   Cemex SA de CV, ADR.........................................       236,610
 15,290   Telefonos de Mexico SA de CV 'L', ADR.......................       488,975
                                                                         -----------
                                                                           1,187,403
                                                                         -----------
          NETHERLANDS -- 8.1%
 11,314   ABN AMRO Holding NV, ADR....................................       183,061
  6,120   Akzo Nobel NV, ADR..........................................       195,167
 25,200   ING Groep NV, ADR...........................................       424,368
 29,000   Koninklijke Ahold NV, ADR...................................       369,170
 10,300   Koninklijke Numico NV.......................................       129,709
 15,750   Wolters Kluwer NV, ADR......................................       274,349
                                                                         -----------
                                                                           1,575,824
                                                                         -----------
          NEW ZEALAND -- 1.0%
  9,760   Telecom Corporation of New Zealand Ltd., ADR................       186,611
                                                                         -----------
          PORTUGAL -- 1.5%
 41,292   Portugal Telecommunications, SGPS, SA, ADR..................       282,024
                                                                         -----------
          RUSSIA -- 0.9%
  2,900   LUKOIL, ADR.................................................       178,178
                                                                         -----------
          SINGAPORE -- 1.8%
  3,410   DBS Group Holdings Ltd., ADR+...............................        86,502
 46,000   Overseas-Chinese Banking Corporation Ltd. ..................       255,924
                                                                         -----------
                                                                             342,426
                                                                         -----------
          SOUTH AFRICA -- 1.7%
 45,840   SABMiller plc, ADR+.........................................       324,813
                                                                         -----------
          SOUTH KOREA -- 3.1%
 25,280   Korea Electric Power Corporation, ADR.......................       214,880
 12,280   KT Corporation, ADR.........................................       264,634
  4,810   POSCO, ADR..................................................       118,951
                                                                         -----------
                                                                             598,465
                                                                         -----------
          SPAIN -- 9.6%
 44,870   Banco Bilbao Vizcaya Argentaria SA, ADR.....................       435,688
 78,900   Repsol YPF SA, ADR..........................................     1,032,013
 14,988   Telefonica SA, ADR!!........................................       398,231
                                                                         -----------
                                                                           1,865,932
                                                                         -----------
          SWITZERLAND -- 4.8%
 11,330   Swisscom AG, ADR............................................       323,018
 64,900   Zurich Financial Services AG, ADR+..........................       605,491
                                                                         -----------
                                                                             928,509
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          UNITED KINGDOM -- 13.8%
 25,120   BAE Systems plc, ADR........................................   $   200,586
 17,000   Boots Company plc, ADR......................................       320,755
  8,780   British American Tobacco plc, ADR...........................       172,966
  3,912   BT Group plc, ADR...........................................       122,563
  9,930   Corus Group plc, ADR!!......................................        41,408
 91,700   Friends Provident plc.......................................       178,248
 11,390   Glaxosmithkline plc - ADR...................................       426,669
  5,630   HSBC Holdings plc, ADR......................................       309,537
 45,050   Invensys plc, ADR...........................................        76,513
  5,164   Marks & Spencer Group plc, ADR..............................       157,125
 15,830   Reuters Group plc...........................................       272,276
107,900   Royal & Sun Alliance Insurance Group plc....................       209,738
 60,700   Safeway plc.................................................       208,375
                                                                         -----------
                                                                           2,696,759
                                                                         -----------
          VENEZUELA -- 0.7%
 11,443   Cia Anonima Nacional Telefonos de Venezuela, ADR............       144,182
                                                                         -----------
          TOTAL COMMON STOCKS
            (Cost $24,230,376)........................................    19,290,846
                                                                         -----------
          PREFERRED STOCKS -- 0.2%
            (Cost $105,544)
          BRAZIL -- 0.2%
  2,080   Telecomunicacoes Brasileiras
            SA - Telebras, ADR........................................        38,792
                                                                         -----------
          INVESTMENT COMPANIES -- 0.4%
            (Cost $70,000)
 70,000   Nations Cash Reserves, Capital Class Shares#................        70,000
                                                                         -----------

                                                                            VALUE
-------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $24,405,920*).............................      99.9%  $19,399,638
                                                                         -----------
          OTHER ASSETS AND LIABILITIES (NET)................       0.1%
          Cash........................................................   $       246
          Receivable for Fund shares sold.............................       140,158
          Dividends receivable........................................        80,160
          Payable for Fund shares redeemed............................      (110,354)
          Investment advisory fee payable.............................       (14,993)
          Administration fee payable..................................        (3,666)
          Accrued Trustees' fees and expenses.........................       (28,939)
          Accrued expenses and other liabilities......................       (39,574)
                                                                         -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....................        23,038
                                                                         -----------
          NET ASSETS........................................     100.0%  $19,422,676
                                                                         ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment income.........................   $    18,074
          Accumulated net realized gain on investments sold...........         3,319
          Net unrealized depreciation of investments and foreign
            currency translations.....................................    (5,005,939)
          Paid-in capital.............................................    24,407,222
                                                                         -----------
          NET ASSETS..................................................   $19,422,676
                                                                         ===========
          Net asset value per share
            ($19,422,676 / 2,834,415 shares of common stock
            outstanding)..............................................         $6.85
                                                                         ===========

---------------

 *Federal income tax information (see Note 8).

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

At December 31, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Telecommunications services.................................       20.7%        $     4,041,739
Oil and gas.................................................        9.5               1,857,605
Commercial banking..........................................        8.9               1,723,482
Financial services..........................................        5.9               1,144,574
Insurance...................................................        5.4               1,058,691
Pharmaceuticals.............................................        5.2               1,005,353
Networking and telecommunications equipment.................        4.3                 833,822
Conglomerates...............................................        4.0                 752,177
Food and drug stores........................................        3.4                 658,839
Electrical equipment........................................        3.1                 600,645
Housing and furnishing......................................        3.1                 594,850
Tobacco.....................................................        3.0                 581,106
Banking.....................................................        2.8                 550,544
Electric power -- Non nuclear...............................        2.3                 440,413
Automotive..................................................        2.2                 434,164
Chemicals -- Specialty......................................        2.2                 424,487
Aerospace and defense.......................................        2.2                 423,862
Food products...............................................        1.9                 369,170
Beverages...................................................        1.7                 324,813
Media.......................................................        1.4                 274,349
Other.......................................................        6.1               1,196,161
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       99.3              19,290,846
PREFERRED STOCKS............................................        0.2                  38,792
INVESTMENT COMPANIES........................................        0.4                  70,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................       99.9              19,399,638
OTHER ASSETS AND LIABILITIES (NET)..........................        0.1                  23,038
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    19,422,676
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 93.4%
             AEROSPACE AND DEFENSE -- 4.2%
    20,586   General Dynamics Corporation................................   $  1,633,911
    46,124   Lockheed Martin Corporation.................................      2,663,661
                                                                            ------------
                                                                               4,297,572
                                                                            ------------
             AUTOMOTIVE -- 2.9%
    96,136   Bayerische Motoren Werke (BMW) AG (a).......................      2,920,702
                                                                            ------------
             BEVERAGES -- 1.6%
    33,159   Anheuser-Busch Companies, Inc. .............................      1,604,896
                                                                            ------------
             BROADCASTING AND CABLE -- 4.8%
    45,128   Clear Channel Communications, Inc.++........................      1,682,823
    79,134   Viacom Inc., Class B++......................................      3,225,502
                                                                            ------------
                                                                               4,908,325
                                                                            ------------
             COMMERCIAL BANKING -- 4.7%
    86,150   Citigroup Inc. .............................................      3,031,619
    71,126   J.P. Morgan Chase & Company.................................      1,707,024
                                                                            ------------
                                                                               4,738,643
                                                                            ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.1%
    80,564   Dell Computer Corporation++.................................      2,154,281
                                                                            ------------
             CONSUMER CREDIT AND MORTGAGES -- 3.7%
    58,142   Fannie Mae..................................................      3,740,275
                                                                            ------------
             DEPARTMENT AND DISCOUNT STORES -- 3.0%
    60,325   Wal-Mart Stores, Inc. ......................................      3,047,016
                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 6.7%
    65,768   SLM Corporation.............................................      6,830,664
                                                                            ------------
             HEALTH SERVICES -- 14.4%
    58,538   HCA Inc. ...................................................      2,429,327
    86,120   Quest Diagnostics Inc.++....................................      4,900,228
    86,956   UnitedHealth Group Inc. ....................................      7,260,825
                                                                            ------------
                                                                              14,590,380
                                                                            ------------
             HOUSEHOLD PRODUCTS -- 4.5%
    29,494   Colgate-Palmolive Company...................................      1,546,370
    35,140   Procter & Gamble Company....................................      3,019,932
                                                                            ------------
                                                                               4,566,302
                                                                            ------------
             HOUSING AND FURNISHING -- 2.1%
    40,977   Lennar Corporation..........................................      2,114,413
                                                                            ------------

  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             INVESTMENT SERVICES -- 2.8%
    53,704   Lehman Brothers Holdings Inc. ..............................   $  2,861,886
                                                                            ------------
             LODGING AND RECREATION -- 2.8%
    47,167   Four Seasons Hotels Inc.##..................................      1,332,468
    46,034   MGM Mirage Inc.++...........................................      1,517,741
                                                                            ------------
                                                                               2,850,209
                                                                            ------------
             MEDICAL DEVICES AND SUPPLIES -- 2.1%
    39,646   Johnson & Johnson...........................................      2,129,387
                                                                            ------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 7.9%
   268,210   Cisco Systems, Inc.++.......................................      3,513,550
   109,315   Nokia Corporation...........................................      1,694,383
    76,212   QUALCOMM Inc.++.............................................      2,773,355
                                                                            ------------
                                                                               7,981,288
                                                                            ------------
             PHARMACEUTICALS -- 4.9%
    81,956   Amgen Inc.++................................................      3,961,753
    29,474   IDEC Pharmaceuticals Corporation++##........................        977,653
                                                                            ------------
                                                                               4,939,406
                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 2.4%
    44,120   FedEx Corporation...........................................      2,392,186
                                                                            ------------
             SOFTWARE -- 6.0%
    35,160   Electronic Arts Inc.++......................................      1,749,913
    84,494   Microsoft Corporation++.....................................      4,368,340
                                                                            ------------
                                                                               6,118,253
                                                                            ------------
             SPECIALTY STORES -- 7.4%
    81,624   Lowe's Companies, Inc. .....................................      3,060,900
   186,853   Tiffany & Company...........................................      4,467,655
                                                                            ------------
                                                                               7,528,555
                                                                            ------------
             TELECOMMUNICATIONS SERVICES -- 2.4%
   211,630   Nextel Communications, Inc., Class A++......................      2,444,327
                                                                            ------------
             TOTAL COMMON STOCKS
               (Cost $93,043,192)........................................     94,758,966
                                                                            ------------
             PREFERRED STOCKS -- 1.5%
               (Cost $1,360,385)
             AUTOMOTIVE -- 1.5%
     3,640   Porsche AG##(a).............................................      1,512,688
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

PRINCIPAL
  AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------------
             SHORT TERM INVESTMENTS -- 4.6%
               (Cost $4,699,902)
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.6%
$4,700,000   Discount note 01/02/03......................................   $  4,699,804
                                                                            ------------
  SHARES
----------
             INVESTMENT COMPANIES -- 3.7%
               (Cost $3,796,357)
 3,796,357   Nations Cash Reserves, Capital Class Shares#................      3,796,357
                                                                            ------------
             TOTAL INVESTMENTS
               (Cost $102,899,836*)............................   103.2%     104,767,815
                                                                            ------------
             OTHER ASSETS AND LIABILITIES (NET)................    (3.2)%
             Cash........................................................   $        486
             Receivable for investment securities sold...................        643,987
             Receivable for Fund shares sold.............................        287,019
             Dividends receivable........................................         24,115
             Interest receivable.........................................          1,988
             Unamortized organization costs..............................            903
             Collateral on securities loaned.............................     (3,767,357)
             Payable for Fund shares redeemed............................        (50,814)
             Investment advisory fee payable.............................        (65,697)
             Administration fee payable..................................        (20,147)
             Payable for investment securities purchased.................       (203,393)
             Accrued Trustees' fees and expenses.........................        (38,974)
             Accrued expenses and other liabilities......................        (63,880)
                                                                            ------------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (3,251,764)
                                                                            ------------
             NET ASSETS........................................   100.0%    $101,516,051
                                                                            ============

                                                                                VALUE
-----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold...........   $(39,138,688)
             Net unrealized appreciation of investments and foreign
               currency translations.....................................      1,868,119
             Paid-in capital.............................................    138,786,620
                                                                            ------------
             NET ASSETS..................................................   $101,516,051
                                                                            ============
             Net asset value per share ($101,516,051 / 8,915,125 shares
               of common stock outstanding)..............................         $11.39
                                                                            ============

---------------

 *Federal income tax information (see Note 8).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $3,767,357.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31 2002 is $4,832,007 and $3,602,150, respectively.

(a)
  Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 80.5%
             AEROSPACE AND DEFENSE -- 1.1%
     5,495   Triumph Group, Inc.!!.......................................   $   175,510
                                                                            -----------
             AIRLINES -- 0.8%
     9,800   SkyWest, Inc. ..............................................       128,086
                                                                            -----------
             APPAREL AND TEXTILES -- 1.0%
     3,725   Columbia Sportswear Company!!...............................       165,465
                                                                            -----------
             BEVERAGES -- 1.3%
     9,194   Constellation Brands, Inc.!!................................       217,990
                                                                            -----------
             BROADCASTING AND CABLE -- 1.4%
     4,735   Entercom Communications Corporation!!.......................       222,166
                                                                            -----------
             CHEMICALS -- BASIC -- 2.1%
    14,900   Agrium Inc. ................................................       168,519
     8,375   Delta and Pine Land Company.................................       170,934
                                                                            -----------
                                                                                339,453
                                                                            -----------
             COMMERCIAL BANKING -- 5.1%
     9,225   City National Corporation...................................       405,808
     7,953   F.N.B. Corporation..........................................       218,946
     8,300   National Commerce Financial Corporation.....................       197,955
                                                                            -----------
                                                                                822,709
                                                                            -----------
             COMMERCIAL SERVICES -- 2.2%
     4,640   Catalina Marketing Corporation!!##..........................        85,840
     6,175   Iron Mountain Inc.!!........................................       203,837
     7,246   Trammell Crow Company!!.....................................        65,214
                                                                            -----------
                                                                                354,891
                                                                            -----------
             COMPUTER SERVICES -- 2.5%
    12,750   Pegasus Solutions Inc.!!....................................       127,883
       477   Syntel, Inc.!!..............................................        10,022
    11,350   Tier Technologies, Inc., Class B!!..........................       181,599
     8,399   Virage Logic Corporation!!..................................        84,242
                                                                            -----------
                                                                                403,746
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
     8,000   Avocent Corporation!!.......................................       177,760
     4,434   Plexus Corporation!!........................................        38,931
                                                                            -----------
                                                                                216,691
                                                                            -----------
             CONSUMER SERVICES -- 1.2%
     1,925   Rent-A-Center, Inc.!!.......................................        96,154
     7,169   ValueVision Media, Inc., Class A!!..........................       107,391
                                                                            -----------
                                                                                203,545
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             DIVERSIFIED ELECTRONICS -- 3.3%
    19,150   Aeroflex, Inc.!!............................................   $   132,135
    13,554   Anaren Microwave, Inc.!!....................................       119,275
     5,556   Dionex Corporation!!........................................       165,069
    11,447   Sypris Solutions, Inc. .....................................       116,874
        16   Vialta, Inc.!!..............................................             5
                                                                            -----------
                                                                                533,358
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 1.4%
     3,150   Actuant Corporation, Class A!!..............................       146,317
     2,818   Mueller Industries, Inc.!!..................................        76,791
                                                                            -----------
                                                                                223,108
                                                                            -----------
             EDUCATION -- 2.5%
     6,400   Career Education Corporation!!..............................       256,000
     3,822   Education Management Corporation!!..........................       143,707
                                                                            -----------
                                                                                399,707
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 4.1%
     7,350   Affiliated Managers Group, Inc.!!...........................       369,705
     9,600   Boston Private Financial Holdings, Inc. ....................       190,656
     4,934   Investment Technology Group, Inc.!!.........................       110,324
                                                                            -----------
                                                                                670,685
                                                                            -----------
             FOOD AND DRUG STORES -- 0.1%
     2,975   Fleming Companies, Inc.##...................................        19,546
                                                                            -----------
             FOOD PRODUCTS -- 0.5%
     2,615   Corn Products International, Inc. ..........................        78,790
                                                                            -----------
             HEALTH SERVICES -- 7.2%
     2,600   Centene Corporation!!##.....................................        87,334
    11,175   Orthodontic Centers of America, Inc.!!......................       121,919
    19,100   Province Healthcare Company!!...............................       185,843
     3,575   Stericycle, Inc.!!..........................................       115,755
     8,647   Triad Hospitals, Inc.!!.....................................       257,940
     4,190   Unilab Corporation!!........................................        76,677
    17,865   US Oncology, Inc.!!.........................................       154,890
    11,315   VCA Antech, Inc.!!..........................................       169,725
       498   WellChoice Inc.!!...........................................        11,927
                                                                            -----------
                                                                              1,182,010
                                                                            -----------
             HOUSING AND FURNISHING -- 0.8%
     3,850   Ethan Allen Interiors Inc. .................................       132,325
                                                                            -----------
             INSURANCE -- 2.2%
     4,675   Delphi Financial Group, Inc., Class A.......................       177,464
     3,062   IPC Holdings, Ltd.!!........................................        96,575
     5,500   The Phoenix Companies, Inc.##...............................        41,800
     1,011   Triad Guaranty Inc.!!.......................................        37,265
                                                                            -----------
                                                                                353,104
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INTEGRATED OIL -- 0.5%
     5,260   Remington Oil & Gas Corporation!!...........................   $    86,317
                                                                            -----------
             LODGING AND RECREATION -- 2.2%
     8,846   Ameristar Casinos, Inc.!!...................................       124,729
    12,516   Shuffle Master, Inc.!!##....................................       239,180
                                                                            -----------
                                                                                363,909
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 3.4%
    10,525   Cooper Companies, Inc.##....................................       263,336
    10,740   Endocare, Inc.!!##(a).......................................        26,850
     5,240   Exact Sciences Corporation!!................................        56,749
     2,675   Vital Signs Inc. ...........................................        79,929
     7,665   Wright Medical Group, Inc.!!................................       133,823
                                                                            -----------
                                                                                560,687
                                                                            -----------
             NATURAL GAS DISTRIBUTION -- 1.1%
     6,100   Energen Corporation.........................................       177,510
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.3%
     9,000   AudioCodes Ltd.!!##.........................................        23,220
    26,800   C-COR.Net Corporation!!.....................................        88,976
    11,418   REMEC, Inc.!!...............................................        44,302
     4,125   Tollgrade Communications, Inc.!!............................        48,386
                                                                            -----------
                                                                                204,884
                                                                            -----------
             OILFIELD SERVICES -- 5.6%
     3,075   Atwood Oceanics, Inc.!!.....................................        92,558
     6,950   Cal Dive International Inc.!!...............................       163,325
     5,050   Patterson-UTI Energy, Inc.!!................................       152,359
     3,225   Precision Drilling Corporation!!............................       104,942
    14,907   Pride International, Inc.!!.................................       222,113
     8,500   Varco International, Inc.!!.................................       147,900
     2,137   W-H Energy Services, Inc.!!.................................        31,179
                                                                            -----------
                                                                                914,376
                                                                            -----------
             PHARMACEUTICALS -- 7.3%
    11,300   Allos Therapeutics Inc.!!##.................................        84,976
    12,750   Alpharma Inc., Class A##....................................       151,853
     7,885   Array BioPharma Inc.!!......................................        43,762
     1,275   Cephalon, Inc.!!............................................        62,052
    10,875   Martek Biosciences Corporation!!##..........................       273,614
     4,300   Medicis Pharmaceutical Corporation, Class A!!...............       213,580
     5,443   NPS Pharmaceuticals, Inc.!!.................................       137,000
     8,600   Shire Pharmaceuticals Group plc, ADR!!......................       162,454
    16,191   Women First Healthcare, Inc.!!..............................        73,847
                                                                            -----------
                                                                              1,203,138
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             RAILROADS, TRUCKING AND SHIPPING -- 1.9%
     2,661   Heartland Express, Inc.!!...................................   $    60,966
     3,705   Knight Transportation, Inc.!!...............................        77,805
    15,800   RailAmerica, Inc.!!.........................................       113,286
     2,000   UTI Worldwide, Inc. ........................................        52,500
                                                                            -----------
                                                                                304,557
                                                                            -----------
             RESTAURANTS -- 3.1%
     6,891   CEC Entertainment Inc.!!....................................       211,554
     5,925   Jack in the Box Inc.!!......................................       102,443
     6,650   RARE Hospitality International, Inc.!!......................       183,673
                                                                            -----------
                                                                                497,670
                                                                            -----------
             SEMICONDUCTORS -- 2.4%
     4,200   Cymer, Inc.!!...............................................       135,449
     8,260   LTX Corporation!!...........................................        49,808
     5,525   MKS Instruments Inc.!!......................................        90,776
    11,150   Oak Technology, Inc.!!......................................        29,548
    14,458   Sipex Corporation!!.........................................        53,495
     8,039   TriQuint Semiconductor, Inc.!!..............................        34,085
                                                                            -----------
                                                                                393,161
                                                                            -----------
             SOFTWARE -- 3.9%
    12,275   Borland Software Corporation!!..............................       150,983
     2,650   EPIQ Systems, Inc.!!........................................        40,598
     7,675   Hyperion Solutions Corporation!!............................       197,017
     8,280   Lawson Software, Inc.!!.....................................        47,610
     6,150   Manhattan Associates, Inc.!!................................       145,509
     9,756   TTI Team Telecom International Ltd.!!##.....................        53,170
                                                                            -----------
                                                                                634,887
                                                                            -----------
             SPECIALTY STORES -- 3.9%
     9,430   American Eagle Outfitters, Inc.!!...........................       129,945
    15,650   Cato Corporation............................................       337,884
     7,066   Too Inc.!!..................................................       166,192
                                                                            -----------
                                                                                634,021
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 1.8%
     7,985   Commonwealth Telephone Enterprises, Inc.!!..................       286,182
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $15,380,034)........................................    13,104,184
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 35.8%
    14,707   iShares Russell 2000 Growth Index Fund##....................   $   586,074
     8,000   iShares Russell 2000 Index Fund##...........................       606,480
 4,639,165   Nations Cash Reserves, Capital Class Shares#................     4,639,165
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $5,939,482).........................................     5,831,719
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $21,319,516*).............................   116.3%     18,935,903
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................   (16.3)%
             Cash........................................................   $       665
             Receivable for Fund shares sold.............................        74,980
             Dividends receivable........................................         7,443
             Interest receivable.........................................           537
             Unamortized organization costs..............................           903
             Collateral on securities loaned.............................    (2,565,165)
             Payable for Fund shares redeemed............................          (938)
             Investment advisory fee payable.............................       (10,509)
             Administration fee payable..................................        (3,094)
             Shareholder servicing and distribution fees payable.........       (53,691)
             Accrued Trustees' fees and expenses.........................       (39,040)
             Accrued expenses and other liabilities......................       (60,093)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (2,648,002)
                                                                            -----------
             NET ASSETS........................................   100.0%    $16,287,901
                                                                            ===========

                                                                               VALUE
----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold...........   $(1,015,438)
             Net unrealized depreciation of investments..................    (2,383,613)
             Paid-in capital.............................................    19,686,952
                                                                            -----------
             NET ASSETS..................................................   $16,287,901
                                                                            ===========
             Net asset value per share ($16,287,901 / 2,277,879 shares of
               common stock outstanding).................................         $7.15
                                                                            ===========

---------------

 *Federal income tax information (see Note 8).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $2,565,165.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $3,021,028 and $2,466,830, respectively.

(a)
  Fair valued security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 85.5%
            AEROSPACE AND DEFENSE -- 2.2%
   2,122    Lockheed Martin Corporation.................................   $   122,546
                                                                           -----------
            AIRLINES -- 2.3%
   3,234    Ryanair Holdings plc, ADR!!##...............................       126,643
                                                                           -----------
            AUTOMOTIVE -- 2.3%
   4,106    Bayerische Motoren Werke (BMW) AG(a)........................       124,744
                                                                           -----------
            BROADCASTING AND CABLE -- 7.4%
   3,358    Clear Channel Communications, Inc.!!........................       125,220
   5,928    Cox Communications, Inc., Class A!!##.......................       168,356
   2,798    Viacom Inc., Class B!!......................................       114,046
                                                                           -----------
                                                                               407,622
                                                                           -----------
            COMMERCIAL BANKING -- 2.3%
   3,658    Citigroup Inc. .............................................       128,725
                                                                           -----------
            CONSUMER CREDIT AND MORTGAGES -- 4.1%
   3,532    Fannie Mae..................................................       227,214
                                                                           -----------
            DEPARTMENT AND DISCOUNT STORES -- 2.2%
   2,392    Wal-Mart Stores, Inc. ......................................       120,820
                                                                           -----------
            DIVERSIFIED ELECTRONICS -- 3.0%
   2,616    Analogic Corporation........................................       131,553
   1,426    Leapfrog Enterprises Inc!!##................................        35,864
                                                                           -----------
                                                                               167,417
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 8.8%
   4,300    Chicago Mercantile Exchange##...............................       187,738
   2,900    SLM Corporation.............................................       301,194
                                                                           -----------
                                                                               488,932
                                                                           -----------
            HEALTH SERVICES -- 11.6%
   6,774    HCA Inc. ...................................................       281,121
   4,240    UnitedHealth Group Inc. ....................................       354,040
                                                                           -----------
                                                                               635,161
                                                                           -----------
            HOUSEHOLD PRODUCTS -- 1.4%
     914    Procter & Gamble Company....................................        78,549
                                                                           -----------
            HOUSING AND FURNISHING -- 5.1%
   6,017    Aaon, Inc.!!................................................       110,893
   1,378    Lennar Corporation..........................................        71,105
   2,663    M.D.C. Holdings, Inc. ......................................       101,886
                                                                           -----------
                                                                               283,884
                                                                           -----------

 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 1.3%
   1,363    Lehman Brothers Holdings Inc. ..............................   $    72,634
                                                                           -----------
            LODGING AND RECREATION -- 1.6%
   3,142    Four Seasons Hotels Inc. ...................................        88,762
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   5,046    InterMune Inc.!!............................................       128,723
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 6.8%
  14,404    Cisco Systems, Inc.!!.......................................       188,692
   5,172    QUALCOMM Inc.!!.............................................       188,209
                                                                           -----------
                                                                               376,901
                                                                           -----------
            PHARMACEUTICALS -- 7.3%
   3,238    Genentech, Inc.!!...........................................       107,372
   5,168    Genzyme Corporation!!.......................................       152,817
   2,374    IDEC Pharmaceuticals Corporation!!##........................        78,746
   6,932    Inspire Pharmaceuticals Inc.!!..............................        64,745
                                                                           -----------
                                                                               403,680
                                                                           -----------
            SOFTWARE -- 7.7%
   6,468    BEA Systems, Inc.!!.........................................        74,188
   2,596    Electronic Arts Inc.!!......................................       129,203
   4,280    Microsoft Corporation!!.....................................       221,276
                                                                           -----------
                                                                               424,667
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 3.6%
  17,174    Nextel Communications, Inc., Class A!!......................       198,360
                                                                           -----------
            UTILITIES -- MISCELLANEOUS -- 2.2%
   5,968    Philadelphia Suburban Corporation...........................       122,941
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $4,513,725).........................................     4,728,925
                                                                           -----------
            PREFERRED STOCKS -- 1.1% (Cost $62,621)
            AUTOMOTIVE -- 1.1%
     150    Porsche AG(a)...............................................        62,336
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            SHORT TERM INVESTMENTS -- 10.9% (Cost $599,988)
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 10.9%
$600,000    Discount note 01/02/03......................................       599,975
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 12.7%
              (Cost $700,538)
 700,538    Nations Cash Reserves, Capital Class Shares#................   $   700,538
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $5,876,872*)..............................     110.2%    6,091,774
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................     (10.2)%
            Cash........................................................   $       866
            Receivable for Fund shares sold.............................       107,274
            Dividends receivable........................................           544
            Interest receivable.........................................            77
            Unamortized organization costs..............................           920
            Collateral on securities loaned.............................      (604,538)
            Payable for Fund shares redeemed............................        (1,147)
            Administration fee payable..................................        (1,050)
            Accrued Trustees' fees and expenses.........................       (39,039)
            Accrued expenses and other liabilities......................       (28,945)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (565,038)
                                                                           -----------
            NET ASSETS........................................     100.0%  $ 5,526,736
                                                                           ===========
            NET ASSETS CONSIST OF:
            Accumulated net investment loss.............................   $       (52)
            Accumulated net realized loss on investments sold...........    (3,058,813)
            Net unrealized appreciation of investments..................       214,902
            Paid-in capital.............................................     8,370,699
                                                                           -----------
            NET ASSETS..................................................   $ 5,526,736
                                                                           ===========
            Net asset value per share ($5,526,736 / 968,252 shares of
              common stock outstanding).................................         $5.71
                                                                           ===========

---------------

 *Federal income tax information (see Note 8).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $604,538.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $639,599 and $597,346 respectively.

(a)
  Foreign security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.2%
             AEROSPACE AND DEFENSE -- 4.2%
    11,553   General Dynamics Corporation................................   $    916,962
    25,906   Lockheed Martin Corporation.................................      1,496,071
                                                                            ------------
                                                                               2,413,033
                                                                            ------------
             AIRLINES -- 1.9%
    27,059   Ryanair Holdings plc, ADR!!##...............................      1,059,630
                                                                            ------------
             AUTOMOTIVE -- 2.9%
    55,006   Bayerische Motoren Werke (BMW) AG(a)........................      1,671,134
                                                                            ------------
             BEVERAGES -- 3.2%
    12,890   Anheuser-Busch Companies, Inc. .............................        623,876
     9,134   Heineken NV.................................................        356,580
    20,300   PepsiCo, Inc. ..............................................        857,066
                                                                            ------------
                                                                               1,837,522
                                                                            ------------
             BROADCASTING AND CABLE -- 4.6%
    25,962   Clear Channel Communications, Inc.!!........................        968,123
    40,450   Viacom Inc., Class B!!......................................      1,648,742
                                                                            ------------
                                                                               2,616,865
                                                                            ------------
             COMMERCIAL BANKING -- 3.6%
     7,916   Citigroup Inc. .............................................        278,564
    39,914   J.P. Morgan Chase & Company.................................        957,936
    17,802   Wells Fargo & Company.......................................        834,380
                                                                            ------------
                                                                               2,070,880
                                                                            ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.0%
    42,054   Dell Computer Corporation!!.................................      1,124,524
                                                                            ------------
             CONSTRUCTION -- 0.2%
     3,166   Jacobs Engineering Group Inc.!!.............................        112,710
                                                                            ------------
             CONSUMER CREDIT AND MORTGAGES -- 2.2%
    19,634   Fannie Mae..................................................      1,263,055
                                                                            ------------
             DEPARTMENT AND DISCOUNT STORES -- 3.0%
    33,900   Wal-Mart Stores, Inc. ......................................      1,712,289
                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 7.2%
    39,378   SLM Corporation.............................................      4,089,799
                                                                            ------------
             FOOD PRODUCTS -- 3.0%
    44,596   Kraft Foods, Inc.##.........................................      1,736,122
                                                                            ------------
             HEALTH SERVICES -- 12.5%
    32,792   HCA Inc. ...................................................      1,360,868
    34,632   Quest Diagnostics Inc.!!....................................      1,970,561
    45,472   UnitedHealth Group Inc. ....................................      3,796,913
                                                                            ------------
                                                                               7,128,342
                                                                            ------------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 4.5%
    16,546   Colgate-Palmolive Company...................................   $    867,507
    19,718   Procter & Gamble Company....................................      1,694,565
                                                                            ------------
                                                                               2,562,072
                                                                            ------------
             HOUSING AND FURNISHING -- 4.0%
    28,497   D.R. Horton, Inc. ..........................................        494,423
    21,838   Lennar Corporation..........................................      1,126,841
    16,531   M.D.C. Holdings, Inc. ......................................        632,476
                                                                            ------------
                                                                               2,253,740
                                                                            ------------
             INVESTMENT SERVICES -- 2.0%
    21,712   Lehman Brothers Holdings Inc. ..............................      1,157,032
                                                                            ------------
             LODGING AND RECREATION -- 3.7%
    20,027   Four Seasons Hotels Inc.##..................................        565,763
     6,302   Harley-Davidson, Inc. ......................................        291,152
    25,956   MGM Mirage Inc.!!...........................................        855,769
    32,000   Wynn Resorts, Ltd.!!........................................        419,520
                                                                            ------------
                                                                               2,132,204
                                                                            ------------
             MEDICAL DEVICES AND SUPPLIES -- 3.9%
    19,018   Johnson & Johnson...........................................      1,021,457
    29,220   Zimmer Holdings, Inc.!!.....................................      1,213,214
                                                                            ------------
                                                                               2,234,671
                                                                            ------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 6.4%
    96,254   Cisco Systems, Inc.!!.......................................      1,260,927
    59,070   Nokia Corporation...........................................        915,585
    39,674   QUALCOMM Inc.!!.............................................      1,443,737
                                                                            ------------
                                                                               3,620,249
                                                                            ------------
             PHARMACEUTICALS -- 4.9%
    40,238   Amgen Inc.!!................................................      1,945,105
     1,902   Forest Laboratories, Inc.!!.................................        186,814
    19,830   IDEC Pharmaceuticals Corporation!!##........................        657,761
                                                                            ------------
                                                                               2,789,680
                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 2.4%
    24,836   FedEx Corporation...........................................      1,346,608
                                                                            ------------
             RESTAURANTS -- 0.8%
    21,254   Starbucks Corporation!!.....................................        433,157
                                                                            ------------
             SOFTWARE -- 3.9%
    19,036   Electronic Arts Inc.!!......................................        947,422
    24,840   Microsoft Corporation!!.....................................      1,284,228
                                                                            ------------
                                                                               2,231,650
                                                                            ------------
             SPECIALTY STORES -- 8.0%
    28,614   Bed Bath & Beyond Inc.!!....................................        988,041
    45,870   Lowe's Companies, Inc. .....................................      1,720,125
    76,311   Tiffany & Company...........................................      1,824,596
                                                                            ------------
                                                                               4,532,762
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 2.2%
   107,328   Nextel Communications, Inc., Class A++......................   $  1,239,638
                                                                            ------------
             TOTAL COMMON STOCKS
               (Cost $53,332,932)........................................     55,369,368
                                                                            ------------
PRINCIPAL
  AMOUNT
  ------
             CORPORATE BONDS AND NOTES -- 0.2%
               (Cost $97,751)
             HOUSING AND FURNISHING -- 0.2%
$  100,000   M.D.C. Holdings, Inc.,
               8.375% 02/01/08...........................................        103,500
                                                                            ------------
  SHARES
----------
             PREFERRED STOCKS -- 1.6%
               (Cost $786,400)
             AUTOMOTIVE -- 1.6%
     2,174   Porsche AG##(a).............................................        903,457
                                                                            ------------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 0.5% (Cost $299,994)
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.5%
$  300,000   Discount note 01/02/03......................................        299,988
                                                                            ------------
  SHARES
----------
             INVESTMENT COMPANIES -- 8.8%
               (Cost $5,011,449)
 5,011,449   Nations Cash Reserves, Capital Class Shares#................      5,011,449
                                                                            ------------
                                                                               VALUE
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $59,528,526*).............................   108.3%    $ 61,687,762
                                                                            ------------
             OTHER ASSETS AND
               LIABILITIES (NET)...............................    (8.3)%
             Cash........................................................   $        971
             Receivable for investment securities sold...................        261,020
             Receivable for Fund shares sold.............................        170,944
             Dividends receivable........................................         18,557
             Interest receivable.........................................          4,803
             Unamortized organization costs..............................            903
             Collateral on securities loaned.............................     (4,932,449)
             Payable for Fund shares redeemed............................        (13,890)
             Investment advisory fee payable.............................        (36,805)
             Administration fee payable..................................        (11,288)
             Payable for investment securities purchased.................       (114,143)
             Accrued Trustees' fees and expenses.........................        (39,033)
             Accrued expenses and other liabilities......................        (49,703)
                                                                            ------------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).........................................     (4,740,113)
                                                                            ------------
             NET ASSETS........................................   100.0%    $ 56,947,649
                                                                            ============
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold...........   $(22,136,343)
             Net unrealized appreciation of investments and foreign
               currency translations.....................................      2,159,395
             Paid-in capital.............................................     76,924,597
                                                                            ------------
             NET ASSETS..................................................   $ 56,947,649
                                                                            ============
             Net asset value per share
             ($56,947,649 / 5,046,477 shares of
               common stock outstanding).................................         $11.28
                                                                            ============

---------------

 *Federal income tax information (see Note 8).

 ++
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $4,932,449.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $4,613,204 and $4,793,733, respectively.

(a)
  Foreign security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 87.7%
             AEROSPACE AND DEFENSE -- 2.3%
     1,200   General Dynamics Corporation................................   $    95,244
     1,050   Lockheed Martin Corporation.................................        60,638
     2,125   United Technologies Corporation.............................       131,622
                                                                            -----------
                                                                                287,504
                                                                            -----------
             BEVERAGES -- 3.5%
     1,225   Anheuser-Busch Companies, Inc. .............................        59,290
     4,550   Coca-Cola Company...........................................       199,381
     4,200   PepsiCo, Inc. ..............................................       177,324
                                                                            -----------
                                                                                435,995
                                                                            -----------
             BROADCASTING AND CABLE -- 5.9%
    10,525   AOL Time Warner Inc.!!......................................       137,878
     4,500   Clear Channel Communications, Inc.!!........................       167,805
     6,400   Cox Communications, Inc., Class A!!.........................       181,759
     3,175   Univision Communications, Inc., Class A!!...................        77,788
     4,150   Viacom Inc., Class B!!......................................       169,153
                                                                            -----------
                                                                                734,383
                                                                            -----------
             COMMERCIAL BANKING -- 3.9%
     2,917   Charter One Financial, Inc. ................................        83,805
     5,125   Citigroup Inc. .............................................       180,349
     1,075   Fifth Third Bancorp.........................................        62,941
     3,750   FleetBoston Financial Corporation...........................        91,125
     1,375   Wells Fargo & Company.......................................        64,446
                                                                            -----------
                                                                                482,666
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 3.2%
     6,175   Dell Computer Corporation!!.................................       165,120
     2,250   International Business Machines Corporation.................       174,375
       950   Lexmark International, Inc.!!...............................        57,475
                                                                            -----------
                                                                                396,970
                                                                            -----------
             CONGLOMERATES -- 0.5%
     2,350   Fluor Corporation...........................................        65,800
                                                                            -----------
             CONSTRUCTION -- 0.6%
     1,950   Jacobs Engineering Group Inc.!!.............................        69,420
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 1.0%
     1,850   Fannie Mae..................................................       119,011
                                                                            -----------
             DEPARTMENT AND DISCOUNT STORES -- 5.7%
     4,445   Kohl's Corporation!!........................................       248,698
     2,375   Target Corporation..........................................        71,250
     7,800   Wal-Mart Stores, Inc. ......................................       393,977
                                                                            -----------
                                                                                713,925
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 4.7%
    24,103   General Electric Company....................................       586,907
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             FINANCE -- MISCELLANEOUS -- 1.5%
        53   Berkshire Hathaway Inc., Class B!!..........................   $   128,419
       575   SLM Corporation.............................................        59,720
                                                                            -----------
                                                                                188,139
                                                                            -----------
             FOOD AND DRUG STORES -- 1.8%
     7,725   Walgreen Company............................................       225,493
                                                                            -----------
             HEALTH SERVICES -- 3.0%
     1,525   HCA Inc.....................................................        63,288
     3,025   Quest Diagnostics Inc.!!....................................       172,122
     1,725   UnitedHealth Group Inc. ....................................       144,038
                                                                            -----------
                                                                                379,448
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 2.1%
     2,325   Colgate-Palmolive Company...................................       121,900
     1,600   Procter & Gamble Company....................................       137,504
                                                                            -----------
                                                                                259,404
                                                                            -----------
             INSURANCE -- 2.7%
     2,850   American International Group, Inc. .........................       164,873
     2,275   XL Capital Ltd., Class A....................................       175,743
                                                                            -----------
                                                                                340,616
                                                                            -----------
             INTEGRATED OIL -- 1.8%
       575   Apache Corporation..........................................        32,769
     5,600   Exxon Mobil Corporation.....................................       195,664
                                                                            -----------
                                                                                228,433
                                                                            -----------
             INVESTMENT SERVICES -- 2.8%
     2,750   Goldman Sachs Group, Inc. ..................................       187,275
     3,150   Lehman Brothers Holdings Inc. ..............................       167,864
                                                                            -----------
                                                                                355,139
                                                                            -----------
             LODGING AND RECREATION -- 1.4%
     1,250   Harley-Davidson, Inc. ......................................        57,750
     5,025   Starwood Hotels & Resorts Worldwide, Inc. ..................       119,294
                                                                            -----------
                                                                                177,044
                                                                            -----------
             MEDIA -- 0.5%
     2,450   Fox Entertainment Group Inc. !!.............................        63,529
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 5.8%
     4,400   Abbott Laboratories.........................................       176,000
     4,275   Baxter International Inc. ..................................       119,700
     1,250   Cardinal Health, Inc. ......................................        73,988
     5,075   Johnson & Johnson...........................................       272,577
     1,925   Medtronic, Inc. ............................................        87,780
                                                                            -----------
                                                                                730,045
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.2%
    24,450   Cisco Systems, Inc.!!.......................................       320,295
     2,125   QUALCOMM Inc.!!.............................................        77,329
                                                                            -----------
                                                                                397,624
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 12.1%
     5,650   Amgen Inc.!!................................................   $   273,121
     4,050   Eli Lilly and Company.......................................       257,175
       650   Forest Laboratories, Inc.!!.................................        63,843
     5,475   Genentech, Inc.!!...........................................       181,551
    17,100   Pfizer Inc. ................................................       522,746
     4,650   Pharmacia Corporation.......................................       194,370
                                                                            -----------
                                                                              1,492,806
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.7%
     2,150   Union Pacific Corporation...................................       128,721
     1,375   United Parcel Service, Inc., Class B........................        86,735
                                                                            -----------
                                                                                215,456
                                                                            -----------
             RESTAURANTS -- 0.5%
     1,850   The Cheesecake Factory, Inc.!!..............................        66,878
                                                                            -----------
             SEMICONDUCTORS -- 3.5%
    18,950   Intel Corporation...........................................       295,051
     2,275   Maxim Integrated Products, Inc. ............................        75,166
     4,375   Texas Instruments Inc. .....................................        65,669
                                                                            -----------
                                                                                435,886
                                                                            -----------
             SOFTWARE -- 7.9%
     6,300   BEA Systems, Inc.!!.........................................        72,261
     9,775   Citrix Systems, Inc.!!......................................       120,428
     1,075   Electronic Arts Inc.!!......................................        53,503
    11,800   Microsoft Corporation!!.....................................       610,059
    10,900   Oracle Corporation!!........................................       117,720
                                                                            -----------
                                                                                973,971
                                                                            -----------
             SPECIALTY STORES -- 1.7%
     2,825   Abercrombie & Fitch Company!!...............................        57,800
     2,250   Lowe's Companies, Inc. .....................................        84,375
     2,775   Tiffany & Company...........................................        66,350
                                                                            -----------
                                                                                208,525
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 1.7%
    12,025   Liberty Media Corporation!!.................................       107,503
     5,650   Motorola, Inc. .............................................        48,873
     5,350   Nextel Communications, Inc., Class A!!......................        61,793
                                                                            -----------
                                                                                218,169
                                                                            -----------
             TOBACCO -- 0.7%
     2,275   Philip Morris Companies Inc. ...............................        92,206
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $10,839,184)........................................    10,941,392
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 11.9%
     6,750   iShares Russell 1000 Growth Index Fund......................   $   246,713
 1,242,000   Nations Cash Reserves, Capital Class Shares#................     1,242,000
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $1,502,446).........................................     1,488,713
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $12,341,630*).............................      99.6%   12,430,105
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................       0.4%
             Cash........................................................   $       728
             Receivable for Fund shares sold.............................       252,230
             Dividends receivable........................................        16,630
             Unamortized organization costs..............................           903
             Payable for Fund shares redeemed............................          (289)
             Investment advisory fee payable.............................        (6,243)
             Administration fee payable..................................        (2,408)
             Shareholder servicing and distribution fees payable.........      (124,534)
             Accrued Trustees' fees and expenses.........................       (39,117)
             Accrued expenses and other liabilities......................       (41,906)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................        55,994
                                                                            -----------
             NET ASSETS........................................     100.0%  $12,486,099
                                                                            ===========
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $     5,504
             Accumulated net realized loss on investments sold...........    (7,643,285)
             Net unrealized appreciation of investments..................        88,475
             Paid-in capital.............................................    20,035,405
                                                                            -----------
             NET ASSETS..................................................   $12,486,099
                                                                            ===========
             Net asset value per share
               ($12,486,099 / 1,774,050 shares of
               common stock outstanding).................................         $7.04
                                                                            ===========

---------------

 *Federal income tax information (see Note 8).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 85.7%
             AEROSPACE AND DEFENSE -- 0.6%
     3,045   Rockwell Collins, Inc. .....................................   $    70,827
                                                                            -----------
             AUTOMOTIVE -- 0.5%
     3,350   Carmax Inc.++...............................................        59,898
                                                                            -----------
             BEVERAGES -- 1.0%
     4,680   Pepsi Bottling Group, Inc. .................................       120,276
                                                                            -----------
             BROADCASTING AND CABLE -- 2.2%
     3,990   Adelphia Communications Corporation, Class A++..............           339
    12,875   Charter Communications, Inc., Class A++.....................        15,193
     9,555   Radio One, Inc., Class D++..................................       137,878
     5,305   Univision Communications, Inc., Class A++...................       129,973
                                                                            -----------
                                                                                283,383
                                                                            -----------
             BUILDING MATERIALS -- 1.0%
     1,855   American Standard Companies Inc.++..........................       131,965
                                                                            -----------
             CHEMICALS -- BASIC -- 2.2%
     1,925   Air Products and Chemicals, Inc. ...........................        82,294
     1,330   Avery Dennison Corporation..................................        81,236
     2,194   Ecolab, Inc. ...............................................       108,603
                                                                            -----------
                                                                                272,133
                                                                            -----------
             COMMERCIAL BANKING -- 2.4%
     5,267   Charter One Financial, Inc. ................................       151,321
     3,540   Commerce Bancorp, Inc. .....................................       152,893
                                                                            -----------
                                                                                304,214
                                                                            -----------
             COMMERCIAL SERVICES -- 1.0%
     4,021   Manpower Inc. ..............................................       128,270
                                                                            -----------
             COMPUTER SERVICES -- 4.3%
     9,185   Concord EFS, Inc.++.........................................       144,572
     8,810   Convergys Corporation++.....................................       133,472
    12,430   CSG Systems International, Inc.++...........................       169,669
     5,195   Internet Security Systems, Inc.++...........................        95,224
                                                                            -----------
                                                                                542,937
                                                                            -----------
             CONGLOMERATES -- 1.6%
     4,145   Pentair, Inc. ..............................................       143,210
     1,635   SPX Corporation++...........................................        61,231
                                                                            -----------
                                                                                204,441
                                                                            -----------
             CONSTRUCTION -- 1.1%
     3,830   Jacobs Engineering Group Inc.++.............................       136,348
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 0.4%
     6,975   AmeriCredit Corporation++...................................        53,987
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             DEPARTMENT AND DISCOUNT STORES -- 0.7%
     1,505   Kohl's Corporation++........................................   $    84,205
                                                                            -----------
             DIVERSIFIED ELECTRONICS -- 2.7%
     4,445   Amphenol Corporation, Class A++.............................       168,910
    20,495   Symbol Technologies, Inc. ..................................       168,469
                                                                            -----------
                                                                                337,379
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 1.0%
     3,610   Kennametal Inc. ............................................       124,473
                                                                            -----------
             ELECTRICAL EQUIPMENT -- 0.3%
     2,480   Celestica Inc.++............................................        34,968
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 0.7%
     2,230   EOG Resources, Inc. ........................................        89,022
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 1.4%
     2,025   Affiliated Managers Group, Inc.++...........................       101,858
     1,755   H & R Block, Inc. ..........................................        70,551
                                                                            -----------
                                                                                172,409
                                                                            -----------
             HEALTH SERVICES -- 8.3%
     4,785   Community Health Systems++..................................        98,523
     4,795   Express Scripts, Inc.++.....................................       230,351
     5,195   First Health Group Corporation++............................       126,498
    12,060   Health Management Associates, Inc., Class A.................       215,873
     3,595   Health Net Inc.++...........................................        94,908
     3,575   HEALTHSOUTH Corporation++...................................        15,015
     4,735   Lincare Holdings Inc.++.....................................       149,721
     2,375   Quest Diagnostics Inc.++....................................       135,138
                                                                            -----------
                                                                              1,066,027
                                                                            -----------
             HOUSING AND FURNISHING -- 0.9%
     2,100   Masco Corporation...........................................        44,205
     1,290   Mohawk Industries Inc.++....................................        73,466
                                                                            -----------
                                                                                117,671
                                                                            -----------
             INSURANCE -- 3.2%
     3,400   Ace Ltd.....................................................        99,756
     3,290   Ambac Financial Group, Inc. ................................       185,030
     4,150   Arthur J. Gallagher & Company...............................       121,927
                                                                            -----------
                                                                                406,713
                                                                            -----------
             INTEGRATED OIL -- 0.9%
     2,100   Apache Corporation..........................................       119,679
                                                                            -----------
             INVESTMENT SERVICES -- 2.0%
     5,205   Legg Mason, Inc. ...........................................       252,651
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             LODGING AND RECREATION -- 1.6%
    12,685   Park Place Entertainment Corporation++......................   $   106,554
     4,160   Starwood Hotels & Resorts Worldwide, Inc. ..................        98,758
                                                                            -----------
                                                                                205,312
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 2.8%
     5,850   Biomet, Inc. ...............................................       167,661
     3,725   DENTSPLY International Inc. ................................       138,570
     6,290   Inhale Therapeutic Systems, Inc.++..........................        50,823
                                                                            -----------
                                                                                357,054
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.3%
     4,245   Comverse Technology, Inc.++.................................        42,535
    11,505   Tekelec++...................................................       120,227
                                                                            -----------
                                                                                162,762
                                                                            -----------
             OIL REFINING AND MARKETING -- 0.8%
     2,840   Noble Corporation++.........................................        99,826
                                                                            -----------
             OILFIELD SERVICES -- 5.9%
     3,800   BJ Services Company++.......................................       122,778
     3,920   ENSCO International Inc. ...................................       115,444
     4,795   GlobalSantaFe Corporation...................................       116,614
     6,375   Grant Prideco Inc.++........................................        74,205
     3,260   Nabors Industries, Ltd.++...................................       114,980
     3,720   National-Oilwell, Inc.++....................................        81,245
     3,540   Smith International, Inc.++.................................       115,475
                                                                            -----------
                                                                                740,741
                                                                            -----------
             PHARMACEUTICALS -- 8.2%
     2,810   Barr Laboratories, Inc.++...................................       182,902
     4,560   Biovail Corporation++.......................................       120,430
     3,345   Gilead Sciences, Inc.++.....................................       113,730
     2,815   IDEC Pharmaceuticals Corporation++..........................        93,374
     2,625   MedImmune, Inc.++...........................................        71,321
    10,240   Millennium Pharmaceuticals, Inc.++..........................        81,306
     5,190   Myriad Genetics, Inc.++.....................................        75,774
     6,950   Shire Pharmaceuticals Group plc, ADR++......................       131,285
     4,325   Taro Pharmaceutical Industries Ltd.++.......................       162,619
                                                                            -----------
                                                                              1,032,741
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 1.2%
     4,510   Lamar Advertising Company++.................................       151,762
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.0%
     3,780   Expeditors International of Washington, Inc. ...............       123,417
                                                                            -----------
             RESTAURANTS -- 0.9%
     5,745   Darden Restaurants, Inc. ...................................       117,485
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             SEMICONDUCTORS -- 6.5%
     4,555   Altera Corporation++........................................   $    56,163
     2,050   Analog Devices, Inc.++......................................        48,934
     5,255   Broadcom Corporation, Class A++.............................        79,140
     4,175   Linear Technology Corporation...............................       107,381
     3,675   Maxim Integrated Products, Inc. ............................       121,422
     4,325   MKS Instruments Inc.++......................................        71,060
     5,410   Novellus Systems, Inc.++....................................       151,912
     9,110   RF Micro Devices, Inc.++....................................        66,776
     4,690   Teradyne, Inc.++............................................        61,017
     2,605   Xilinx, Inc.++..............................................        53,663
                                                                            -----------
                                                                                817,468
                                                                            -----------
             SOFTWARE -- 8.2%
     4,170   Affiliated Computer Services, Inc., Class A++...............       219,550
    10,880   BEA Systems, Inc.++.........................................       124,794
    15,000   Citrix Systems, Inc.++......................................       184,799
     1,100   Electronic Arts Inc.++......................................        54,747
     3,905   Intuit Inc.++...............................................       183,222
     6,975   Network Associates, Inc.++..................................       112,228
    12,720   Quest Software, Inc.++......................................       131,143
     4,585   Siebel Systems, Inc.++......................................        34,296
                                                                            -----------
                                                                              1,044,779
                                                                            -----------
             SPECIALTY STORES -- 5.3%
     5,135   Bed Bath & Beyond Inc.++....................................       177,312
    12,400   Circuit City Stores - Circuit City Group....................        92,008
     7,410   Limited Brands..............................................       103,221
     3,545   Ross Stores, Inc. ..........................................       150,273
     6,375   Tiffany & Company...........................................       152,426
                                                                            -----------
                                                                                675,240
                                                                            -----------
             TOBACCO -- 0.7%
     1,990   R.J. Reynolds Tobacco Holdings, Inc. .......................        83,799
                                                                            -----------
             UTILITIES -- MISCELLANEOUS -- 0.9%
     5,243   Republic Services, Inc.++...................................       109,998
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $12,302,148)........................................    10,836,260
                                                                            -----------
             INVESTMENT COMPANIES -- 14.0%
     1,400   iShares Nasdaq Biotechnology Index Fund.....................        69,090
     6,725   iShares Russell Midcap Growth Index Fund....................       347,683
 1,260,400   Nations Cash Reserves, Capital Class Shares#................     1,260,400
     1,185   S&P Mid-Cap 400 Depositary Receipts.........................        93,200
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $1,767,469).........................................     1,770,373
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


                                                                               VALUE
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $14,069,617*).............................    99.7%    $12,606,633
                                                                            -----------
             OTHER ASSETS AND
               LIABILITIES (NET)...............................     0.3%
             Cash........................................................   $       852
             Receivable for Fund shares sold.............................        70,540
             Dividends receivable........................................        10,721
             Payable for Fund shares redeemed............................        (5,402)
             Investment advisory fee payable.............................        (2,459)
             Administration fee payable..................................        (2,342)
             Accrued Trustees' fees and expenses.........................       (11,305)
             Accrued expenses and other liabilities......................       (25,962)
                                                                            -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).........................................        34,643
                                                                            -----------
             NET ASSETS........................................   100.0%    $12,641,276
                                                                            ===========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold...........   $(1,233,671)
             Net unrealized depreciation of investments..................    (1,462,984)
             Paid-in capital.............................................    15,337,931
                                                                            -----------
             NET ASSETS..................................................   $12,641,276
                                                                            ===========
             Net asset value per share ($12,641,276 / 2,268,847 shares of
               common stock outstanding).................................         $5.57
                                                                            ===========

---------------

 *Federal income tax information (see Note 8).

 ++
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 91.8%
             AEROSPACE AND DEFENSE -- 4.4%
     2,100   Lockheed Martin Corporation.................................   $   121,275
     1,400   Northrop Grumman Corporation##..............................       135,800
     8,500   Raytheon Company............................................       261,375
     5,550   United Technologies Corporation.............................       343,767
                                                                            -----------
                                                                                862,217
                                                                            -----------
             AUTOMOTIVE -- 0.8%
    17,400   Ford Motor Company##........................................       161,820
                                                                            -----------
             BEVERAGES -- 2.4%
       358   Brown-Forman Corporation, Class B...........................        23,399
     5,800   Diageo plc, ADR.............................................       254,040
     4,718   PepsiCo, Inc. ..............................................       199,194
                                                                            -----------
                                                                                476,633
                                                                            -----------
             BROADCASTING AND CABLE -- 3.0%
     4,000   Clear Channel Communications, Inc.!!........................       149,160
    11,800   Comcast Corporation, Class A!!##............................       266,562
    10,000   Walt Disney Company.........................................       163,100
                                                                            -----------
                                                                                578,822
                                                                            -----------
             CHEMICALS -- BASIC -- 1.7%
     4,700   PPG Industries, Inc. .......................................       235,705
     1,800   Praxair, Inc. ..............................................       103,986
                                                                            -----------
                                                                                339,691
                                                                            -----------
             COMMERCIAL BANKING -- 14.5%
     7,140   Charter One Financial, Inc. ................................       205,132
    22,200   Citigroup Inc. .............................................       781,217
     6,500   Comerica Inc. ..............................................       281,060
    17,175   FleetBoston Financial Corporation...........................       417,353
     9,637   US Bancorp..................................................       204,497
    15,900   Wachovia Corporation........................................       579,396
     7,800   Wells Fargo & Company.......................................       365,586
                                                                            -----------
                                                                              2,834,241
                                                                            -----------
             COMMERCIAL SERVICES -- 0.8%
     7,200   Waste Management, Inc. .....................................       165,024
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.7%
     4,200   International Business Machines Corporation.................       325,500
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 3.3%
     9,000   American Express Company....................................       318,150
     3,950   Freddie Mac.................................................       233,248
     3,400   Household International, Inc. ..............................        94,554
                                                                            -----------
                                                                                645,952
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 1.9%
    15,900   Honeywell International Inc. ...............................       381,600
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             ELECTRIC POWER -- NUCLEAR -- 2.5%
     6,800   Dominion Resources, Inc. ...................................   $   373,320
     5,700   Duke Energy Corporation.....................................       111,378
                                                                            -----------
                                                                                484,698
                                                                            -----------
             ELECTRICAL EQUIPMENT -- 0.7%
    89,100   Agere Systems Inc., Class A!!...............................       128,304
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 1.1%
     4,600   Anadarko Petroleum Corporation..............................       220,340
                                                                            -----------
             FOOD PRODUCTS -- 1.3%
     7,200   Kellogg Company.............................................       246,744
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 1.0%
     7,440   The Estee Lauder Companies Inc., Class A....................       196,416
                                                                            -----------
             INSURANCE -- 5.6%
     8,600   Ace Ltd. ...................................................       252,324
     5,700   American International Group, Inc. .........................       329,746
     7,435   Prudential Financial, Inc. .................................       235,987
    18,676   Travelers Property Casualty Corporation, Class A!!..........       273,603
       568   Travelers Property Casualty Corporation, Class B!!..........         8,321
                                                                            -----------
                                                                              1,099,981
                                                                            -----------
             INTEGRATED OIL -- 6.6%
     3,800   ChevronTexaco Corporation...................................       252,624
    21,800   Exxon Mobil Corporation.....................................       761,691
     9,925   Occidental Petroleum Corporation............................       282,366
                                                                            -----------
                                                                              1,296,681
                                                                            -----------
             INVESTMENT SERVICES -- 2.5%
     7,025   Merrill Lynch & Company, Inc. ..............................       266,599
     5,700   Morgan Stanley..............................................       227,544
                                                                            -----------
                                                                                494,143
                                                                            -----------
             LODGING AND RECREATION -- 2.2%
     9,700   Carnival Corporation##......................................       242,015
     8,000   Starwood Hotels & Resorts Worldwide, Inc. ..................       189,920
                                                                            -----------
                                                                                431,935
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 1.1%
     5,400   Abbott Laboratories.........................................       216,000
                                                                            -----------
             METALS AND MINING -- 1.3%
     7,850   Phelps Dodge Corporation!!..................................       248,453
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.7%
     8,700   Nokia Corporation...........................................       134,850
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             OIL REFINING AND MARKETING -- 1.3%
     5,400   ConocoPhillips..............................................   $   261,306
                                                                            -----------
             OILFIELD SERVICES -- 2.9%
    10,400   ENSCO International Inc. ...................................       306,280
     7,600   Nabors Industries, Ltd.!!...................................       268,052
                                                                            -----------
                                                                                574,332
                                                                            -----------
             PAPER AND FOREST PRODUCTS -- 3.3%
     8,600   Bowater Inc.##..............................................       360,770
     7,900   International Paper Company.................................       276,263
                                                                            -----------
                                                                                637,033
                                                                            -----------
             PHARMACEUTICALS -- 1.6%
     4,300   Bristol-Myers Squibb Company................................        99,545
     5,000   Pharmacia Corporation.......................................       209,000
                                                                            -----------
                                                                                308,545
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 2.6%
     8,600   CSX Corporation.............................................       243,466
     4,600   Union Pacific Corporation...................................       275,402
                                                                            -----------
                                                                                518,868
                                                                            -----------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.9%
     5,500   Boston Properties, Inc. ....................................       202,730
    11,200   Equity Office Properties Trust..............................       279,776
     3,500   ProLogis Trust..............................................        88,025
                                                                            -----------
                                                                                570,531
                                                                            -----------
             RESTAURANTS -- 0.9%
    11,084   McDonald's Corporation......................................       178,231
                                                                            -----------
             SEMICONDUCTORS -- 3.5%
    14,600   Agilent Technologies, Inc.!!................................       262,216
     5,300   KLA-Tencor Corporation!!##..................................       187,461
    18,775   Teradyne, Inc.!!##..........................................       244,263
                                                                            -----------
                                                                                693,940
                                                                            -----------
             SOFTWARE -- 1.0%
    15,800   Cadence Design Systems, Inc.!!..............................       186,282
                                                                            -----------
             SPECIALTY STORES -- 2.2%
     7,400   Gap, Inc.##.................................................       114,848
    15,400   Limited, Inc. ..............................................       214,522
    10,549   Toys R Us, Inc.!!...........................................       105,490
                                                                            -----------
                                                                                434,860
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 6.6%
    12,300   BellSouth Corporation.......................................       318,201
    21,100   Motorola, Inc. .............................................       182,515
    17,200   SBC Communications Inc. ....................................       466,291
     8,400   Verizon Communications Inc. ................................       325,500
                                                                            -----------
                                                                              1,292,507
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             TOBACCO -- 1.9%
     9,100   Philip Morris Companies Inc. ...............................   $   368,823
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $19,427,861)........................................    17,995,303
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             CONVERTIBLE BONDS AND NOTES -- 0.4% (Cost $57,000)
             SPECIALTY STORES -- 0.4%
$   57,000   Gap, Inc.,
               5.750% 03/15/09+..........................................        71,108
                                                                            -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 18.0%
    15,600   iShares Russell 1000 Value Index Fund##.....................       718,380
 2,808,829   Nations Cash Reserves, Capital Class Shares#................     2,808,829
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $3,478,154).........................................     3,527,209
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $22,963,015*).............................     110.2%   21,593,620
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................    (10.2)%
             Cash........................................................   $       843
             Receivable for Fund shares sold.............................       299,008
             Dividends receivable........................................        41,739
             Interest receivable.........................................         1,186
             Unamortized organization costs..............................           903
             Collateral on securities loaned.............................    (2,250,829)
             Payable for Fund shares redeemed............................        (3,525)
             Investment advisory fee payable.............................        (8,976)
             Administration fee payable..................................        (3,655)
             Accrued Trustees' fees and expenses.........................       (37,585)
             Accrued expenses and other liabilities......................       (34,848)
                                                                            -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).........................................    (1,995,739)
                                                                            -----------
             NET ASSETS........................................     100.0%  $19,597,881
                                                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




                                                                               VALUE
----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $     7,020
             Accumulated net realized loss on investments sold...........    (2,202,604)
             Net unrealized depreciation of investments..................    (1,369,395)
             Paid-in capital.............................................    23,162,860
                                                                            -----------
             NET ASSETS..................................................   $19,597,881
                                                                            ===========
             Net asset value per share ($19,597,881 / 2,405,071 shares of
               common stock outstanding).................................         $8.15
                                                                            ===========

---------------

 *Federal income tax information (see Note 8).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $2,250,829.

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $2,440,708 and $2,187,180, respectively.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 44.9%
             AEROSPACE AND DEFENSE -- 1.7%
       650   General Dynamics Corporation................................   $    51,591
       925   Lockheed Martin Corporation&&...............................        53,419
     1,175   United Technologies Corporation&&...........................        72,779
                                                                            -----------
                                                                                177,789
                                                                            -----------
             AUTOMOTIVE -- 0.3%
       875   Lear Corporation!!..........................................        29,120
                                                                            -----------
             BEVERAGES -- 1.7%
       525   Anheuser-Busch Companies, Inc. .............................        25,410
     1,725   Coca-Cola Company...........................................        75,590
     1,830   PepsiCo, Inc.&&.............................................        77,262
                                                                            -----------
                                                                                178,262
                                                                            -----------
             BROADCASTING AND CABLE -- 2.8%
     3,600   AOL Time Warner Inc.!!......................................        47,160
     2,325   Clear Channel Communications, Inc.!!........................        86,698
     3,450   Comcast Corporation, Class A!!..............................        77,936
     1,650   Viacom Inc., Class B!!......................................        67,254
     1,150   Walt Disney Company.........................................        18,757
                                                                            -----------
                                                                                297,805
                                                                            -----------
             CHEMICALS -- BASIC -- 0.7%
     1,200   Air Products and Chemicals, Inc. ...........................        51,300
       625   E.I. duPont de Nemours and Company..........................        26,500
                                                                            -----------
                                                                                 77,800
                                                                            -----------
             COMMERCIAL BANKING -- 2.6%
       700   Bank One Corporation........................................        25,585
     1,351   Charter One Financial, Inc.&&...............................        38,814
     3,150   Citigroup Inc.&&............................................       110,848
     1,875   FleetBoston Financial Corporation&&.........................        45,563
     1,200   US Bancorp..................................................        25,464
       575   Wells Fargo & Company.......................................        26,950
                                                                            -----------
                                                                                273,224
                                                                            -----------
             COMPUTER SERVICES -- 0.2%
       600   Automatic Data Processing, Inc. ............................        23,550
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
     1,725   Dell Computer Corporation!!.................................        46,127
     1,575   Hewlett-Packard Company&&...................................        27,342
     1,175   International Business Machines Corporation&&...............        91,062
                                                                            -----------
                                                                                164,531
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 1.8%
       825   American Express Company....................................        29,164
     1,500   Fannie Mae&&................................................        96,495
     3,212   MBNA Corporation&&..........................................        61,092
                                                                            -----------
                                                                                186,751
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             DEPARTMENT AND DISCOUNT STORES -- 2.1%
       625   Kohl's Corporation!!........................................   $    34,969
     1,700   Target Corporation&&........................................        51,000
     2,700   Wal-Mart Stores, Inc.&&.....................................       136,377
                                                                            -----------
                                                                                222,346
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 1.5%
     4,775   General Electric Company&&..................................       116,271
     1,625   Honeywell International Inc. ...............................        39,000
                                                                            -----------
                                                                                155,271
                                                                            -----------
             ELECTRIC POWER -- NUCLEAR -- 0.5%
       950   FPL Group, Inc. ............................................        57,124
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 0.5%
       500   SLM Corporation.............................................        51,930
                                                                            -----------
             HEALTH SERVICES -- 1.3%
       825   Quest Diagnostics Inc.!!....................................        46,943
       550   UnitedHealth Group Inc. ....................................        45,925
       650   Wellpoint Health Networks Inc.!!............................        46,254
                                                                            -----------
                                                                                139,122
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 1.2%
       750   Colgate-Palmolive Company...................................        39,323
     1,025   Procter & Gamble Company....................................        88,088
                                                                            -----------
                                                                                127,411
                                                                            -----------
             HOUSING AND FURNISHING -- 0.9%
     4,675   Masco Corporation...........................................        98,409
                                                                            -----------
             INSURANCE -- 3.3%
     3,350   Ace Ltd.&&..................................................        98,289
     1,025   AFLAC, Inc. ................................................        30,873
     1,744   American International Group, Inc.&&........................       100,890
     1,500   XL Capital Ltd., Class A&&..................................       115,875
                                                                            -----------
                                                                                345,927
                                                                            -----------
             INTEGRATED OIL -- 2.7%
       500   Apache Corporation..........................................        28,495
       700   BP Amoco plc, ADR...........................................        28,455
     1,683   ChevronTexaco Corporation&&.................................       111,886
     3,525   Exxon Mobil Corporation&&...................................       123,163
                                                                            -----------
                                                                                291,999
                                                                            -----------
             INVESTMENT SERVICES -- 1.3%
       350   Goldman Sachs Group, Inc. ..................................        23,835
     2,226   Merrill Lynch & Company, Inc. ..............................        84,477
       725   Morgan Stanley..............................................        28,942
                                                                            -----------
                                                                                137,254
                                                                            -----------
             LODGING AND RECREATION -- 0.7%
     3,066   Starwood Hotels & Resorts Worldwide, Inc. ..................        72,787
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 2.8%
     1,175   Abbott Laboratories&&.......................................        47,000
     1,775   Baxter International Inc. ..................................        49,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
     2,225   Johnson & Johnson&&.........................................   $   119,505
     1,850   Medtronic, Inc. ............................................        84,360
                                                                            -----------
                                                                                300,565
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.9%
     3,700   Cisco Systems, Inc.!!.......................................        48,470
     1,275   QUALCOMM Inc.!!.............................................        46,397
                                                                            -----------
                                                                                 94,867
                                                                            -----------
             OILFIELD SERVICES -- 0.4%
     1,125   Nabors Industries, Ltd.!!...................................        39,679
                                                                            -----------
             PHARMACEUTICALS -- 3.4%
     1,450   Amgen Inc.!!................................................        70,093
       675   Eli Lilly and Company.......................................        42,863
       700   Merck & Company, Inc. ......................................        39,627
     2,675   Pfizer Inc. ................................................        81,774
     2,450   Pharmacia Corporation.......................................       102,409
       725   Wyeth.......................................................        27,115
                                                                            -----------
                                                                                363,881
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 0.2%
       325   McGraw-Hill Companies, Inc. ................................        19,643
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.3%
       425   United Parcel Service, Inc., Class B........................        26,809
                                                                            -----------
             SEMICONDUCTORS -- 1.8%
     7,100   Intel Corporation...........................................       110,547
       950   Linear Technology Corporation...............................        24,434
       950   Maxim Integrated Products, Inc. ............................        31,388
     1,675   Texas Instruments Inc. .....................................        25,142
                                                                            -----------
                                                                                191,511
                                                                            -----------
             SOFTWARE -- 2.8%
       875   Electronic Arts Inc.!!......................................        43,549
     4,475   Microsoft Corporation!!.....................................       231,357
     2,475   Oracle Corporation!!........................................        26,730
                                                                            -----------
                                                                                301,636
                                                                            -----------
             SPECIALTY STORES -- 0.9%
     2,144   Home Depot, Inc. ...........................................        51,370
     3,275   Limited, Inc. ..............................................        45,621
                                                                            -----------
                                                                                 96,991
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 1.0%
     2,600   SBC Communications Inc. ....................................        70,486
     1,025   Verizon Communications Inc. ................................        39,719
                                                                            -----------
                                                                                110,205
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             TOBACCO -- 1.1%
     2,825   Philip Morris Companies Inc. ...............................   $   114,497
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $5,304,139).........................................     4,768,696
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             ASSET-BACKED SECURITIES -- 0.5%
             ASSET-BACKED -- AUTO LOANS -- 0.3%
$   30,000   AmeriCredit Automobile Receivables Trust,
               Series 2001-B, Class A4,
               5.370% 06/12/08...........................................        31,710
                                                                            -----------
             ASSET-BACKED -- HOME EQUITY LOANS -- 0.2%
    25,996   Fannie Mae Whole Loan, Series 2001-W1, Class AF3,
               5.690% 06/25/29...........................................        26,373
                                                                            -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $55,995)............................................        58,083
                                                                            -----------
             CORPORATE BONDS AND NOTES -- 10.6%
             AEROSPACE AND DEFENSE -- 0.1%
     6,000   Boeing Capital Corporation,
               5.650% 05/15/06...........................................         6,287
     5,000   Northrop Grumman Corporation,
               7.125% 02/15/11...........................................         5,683
                                                                            -----------
                                                                                 11,970
                                                                            -----------
             AIRLINES -- 0.3%
    13,000   American Airlines,
               Series 2001-2, Class A-2,
               7.858% 10/01/11...........................................        12,611
    23,000   U.S. Airways, Inc.,
               Series 2002-G,
               8.020% 02/05/19...........................................        24,058
                                                                            -----------
                                                                                 36,669
                                                                            -----------
             AUTOMOTIVE -- 1.3%
     8,000   Delphi Automotive Systems Corporation,
               6.125% 05/01/04...........................................         8,252
    32,000   Ford Motor Company,
               7.450% 07/16/31...........................................        27,836
    24,000   Ford Motor Credit Company,
               7.375% 10/28/09...........................................        23,781
     2,000   General Motors Acceptance Corporation,
               6.125% 09/15/06...........................................         2,032
     8,000   General Motors Acceptance Corporation,
               6.150% 04/05/07...........................................         8,139
    20,000   General Motors Acceptance Corporation,
               6.875% 09/15/11...........................................        19,945

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             AUTOMOTIVE -- (CONTINUED)
$   15,000   General Motors Acceptance Corporation,
               8.000% 11/01/31...........................................   $    15,082
    30,000   Toyota Motor Credit Corporation,
               5.625% 11/13/03...........................................        30,996
                                                                            -----------
                                                                                136,063
                                                                            -----------
             BEVERAGES -- 0.0%+
     5,000   Anheuser-Busch Companies, Inc.,
               5.950% 01/15/33...........................................         5,238
                                                                            -----------
             BROADCASTING AND CABLE -- 0.5%
     9,000   AOL Time Warner Inc.,
               6.150% 05/01/07...........................................         9,348
     4,000   AOL Time Warner Inc.,
               7.625% 04/15/31...........................................         4,111
     4,000   Clear Channel Communications, Inc.,
               6.000% 11/01/06...........................................         4,254
     6,000   Comcast Cable Communications, Inc.,
               7.125% 06/15/13...........................................         6,386
     1,000   Lenfest Communications, Inc.,
               8.375% 11/01/05...........................................         1,082
     6,000   Tele-Communications, Inc., Class A,
               9.875% 06/15/22...........................................         6,815
     7,000   Time Warner Inc.,
               8.110% 08/15/06...........................................         7,535
     7,000   Viacom Inc., Class B,
               6.625% 05/15/11...........................................         7,912
     6,000   Viacom Inc., Class B,
               7.875% 07/30/30...........................................         7,469
                                                                            -----------
                                                                                 54,912
                                                                            -----------
             CHEMICALS -- BASIC -- 0.1%
     4,000   The Dow Chemical Company,
               6.125% 02/01/11...........................................         4,122
     3,000   The Dow Chemical Company,
               7.375% 11/01/29...........................................         3,246
                                                                            -----------
                                                                                  7,368
                                                                            -----------
             CHEMICALS -- DIVERSIFIED -- 0.0%+
     4,000   E.I. du Pont de Nemours and Company,
               3.375% 11/15/07...........................................         4,044
                                                                            -----------
             CHEMICALS -- SPECIALTY -- 0.1%
     3,000   Praxair, Inc.,
               4.750% 07/15/07...........................................         3,156
     3,000   Praxair, Inc.,
               6.500% 03/01/08...........................................         3,381
                                                                            -----------
                                                                                  6,537
                                                                            -----------
             COMMERCIAL BANKING -- 1.9%
    23,000   Bank One Corporation,
               6.000% 08/01/08...........................................        25,378
    22,000   Citigroup Inc.,
               7.250% 10/01/10...........................................        25,539
     9,000   Citigroup Inc.,
               6.000% 02/21/12...........................................         9,877

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMERCIAL BANKING -- (CONTINUED)
$    9,000   FleetBoston Financial Corporation,
               7.250% 09/15/05...........................................   $     9,966
     7,000   Golden West Financial Corporation,
               4.750% 10/01/12...........................................         7,039
    11,000   J.P. Morgan Chase & Company,
               5.250% 05/30/07...........................................        11,629
     5,000   Key Bank N.A.,
               7.000% 02/01/11...........................................         5,727
     4,000   Mellon Funding Corporation,
               4.875% 06/15/07...........................................         4,225
     3,000   Mellon Funding Corporation,
               6.700% 03/01/08...........................................         3,409
    11,000   PNC Funding Corporation,
               7.000% 09/01/04...........................................        11,700
    12,000   PNC Funding Corporation,
               5.750% 08/01/06...........................................        12,845
    11,000   Popular North America Inc., Series E,
               6.125% 10/15/06...........................................        11,902
     4,000   Regions Financial Corporation,
               7.750% 09/15/24...........................................         4,740
    14,000   US Bank N.A., Minnesota,
               6.375% 08/01/11...........................................        15,702
    20,000   Wachovia Corporation,
               4.950% 11/01/06...........................................        21,341
    10,000   Washington Mutual, Inc.,
               7.500% 08/15/06...........................................        11,245
    12,000   Wells Fargo Financial, Inc.,
               4.875% 06/12/07...........................................        12,769
                                                                            -----------
                                                                                205,033
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
     3,000   International Business Machines Corporation,
               6.500% 01/15/28...........................................         3,213
     2,000   International Business Machines Corporation,
               5.875% 11/29/32...........................................         1,979
     6,000   Pitney Bowes Inc.,
               4.625% 10/01/12...........................................         5,974
                                                                            -----------
                                                                                 11,166
                                                                            -----------
             CONGLOMERATES -- 0.1%
     8,000   Waste Management, Inc.,
               7.375% 08/01/10...........................................         8,753
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 0.3%
     3,000   American Express Company,
               3.750% 11/20/07...........................................         3,037
    23,000   Countrywide Home Loans, Inc., Series J,
               5.500% 08/01/06...........................................        24,456
                                                                            -----------
                                                                                 27,493
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

PRINCIPAL
  AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
             DEPARTMENT AND DISCOUNT STORES -- 0.2%
$    1,000   Kohl's Corporation,
               6.000% 01/15/33...........................................   $     1,005
     4,000   Sears Roebuck Acceptance Corporation,
               6.750% 08/15/11...........................................         3,814
     5,000   Target Corporation,
               5.875% 03/01/12...........................................         5,421
    13,000   Wal-Mart Stores, Inc.,
               5.450% 08/01/06...........................................        14,207
                                                                            -----------
                                                                                 24,447
                                                                            -----------
             ELECTRIC POWER -- NON NUCLEAR -- 0.1%
     8,000   Cinergy Corporation,
               6.250% 09/01/04...........................................         8,273
     6,000   DPL Inc.,
               6.875% 09/01/11*..........................................         5,028
                                                                            -----------
                                                                                 13,301
                                                                            -----------

             ELECTRIC POWER -- NUCLEAR -- 0.4%
    11,000   Constellation Energy Group, Inc.,
               7.600% 04/01/32...........................................        11,243
     2,000   Duquesne Light Company,
               Series O,
               6.700% 04/15/12...........................................         2,278
     1,000   Energy East Corporation,
               6.750% 06/15/12...........................................         1,093
     9,000   Exelon Generation Company LLC,
               6.950% 06/15/11...........................................         9,729
     6,000   FirstEnergy Corporation,
               Series B,
               6.450% 11/15/11...........................................         5,969
     6,000   Southern Company Capital Funding, Series A,
               5.300% 02/01/07...........................................         6,354
     4,000   Southern Power Company,
               Series B,
               6.250% 07/15/12...........................................         4,226
     6,000   Virginia Electric and Power Company,
               Series A,
               5.375% 02/01/07...........................................         6,357
                                                                            -----------
                                                                                 47,249
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 0.2%
     4,000   Anadarko Finance Company, Series B,
               6.750% 05/01/11...........................................         4,507
    10,000   Anadarko Finance Company, Series B,
               7.500% 05/01/31...........................................        11,891
                                                                            -----------
                                                                                 16,398
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
             FINANCE -- MISCELLANEOUS -- 0.4%
$    9,000   General Electric Capital Corporation,
               Series A,
               4.250% 01/15/08##.........................................   $     9,230
     3,000   General Electric Capital Corporation,
               Series A,
               4.625% 09/15/09...........................................         3,073
    19,000   General Electric Capital Corporation,
               Series A,
               6.750% 03/15/32...........................................        21,006
     7,000   Household Finance Corporation,
               5.875% 02/01/09...........................................         7,185
     2,000   Household Finance Corporation,
               6.375% 11/27/12...........................................         2,084
     1,000   Household Finance Corporation,
               7.350% 11/27/32...........................................         1,078
                                                                            -----------
                                                                                 43,656
                                                                            -----------
             FOOD AND DRUG STORES -- 0.1%
    10,000   Fred Meyer, Inc.,
               7.450% 03/01/08...........................................        11,366
                                                                            -----------
             FOOD PRODUCTS -- 0.6%
    11,000   Kellogg Company,
               Series B,
               6.000% 04/01/06...........................................        11,923
     4,000   Kraft Foods Inc.,
               5.250% 06/01/07...........................................         4,320
    18,000   Sara Lee Corporation,
               6.250% 09/15/11...........................................        20,188
     4,000   Tyson Foods Inc., Class A,
               7.250% 10/01/06...........................................         4,445
     7,000   Unilever Capital Corporation,
               6.875% 11/01/05...........................................         7,849
    16,000   Unilever Capital Corporation,
               7.125% 11/01/10...........................................        18,885
                                                                            -----------
                                                                                 67,610
                                                                            -----------
             HEALTH SERVICES -- 0.2%
     4,000   Cardinal Health, Inc.,
               6.750% 02/15/11...........................................         4,568
     8,000   Wellpoint Health Networks Inc.,
               6.375% 06/15/06...........................................         8,726
     6,000   Wellpoint Health Networks Inc.,
               6.375% 01/15/12...........................................         6,512
                                                                            -----------
                                                                                 19,806
                                                                            -----------
             HEAVY MACHINERY -- 0.1%
     6,000   Caterpillar Finance Services Corporation,
               5.950% 05/01/06...........................................         6,488
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 0.0%+
     4,000   Proctor & Gamble Company,
               4.750% 06/15/07...........................................         4,289
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             INSURANCE -- 0.2%
$    4,000   Metlife, Inc.,
               6.500% 12/15/32...........................................   $     4,152
     3,000   Progressive Corporation,
               6.250% 12/01/32...........................................         3,078
    13,000   Prudential Funding LLC,
               6.600% 05/15/08+..........................................        14,387
                                                                            -----------
                                                                                 21,617
                                                                            -----------
             INTEGRATED OIL -- 0.4%
     2,000   Amerada Hess Corporation,
               6.650% 08/15/11...........................................         2,185
     5,000   Amerada Hess Corporation,
               7.875% 10/01/29...........................................         5,781
    10,000   Conoco Funding Company,
               6.350% 10/15/11...........................................        11,167
     7,000   PEMEX Master Trust,
               7.375% 12/15/14...........................................         7,175
    12,000   PEMEX Master Trust,
               8.625% 02/01/22+..........................................        12,659
                                                                            -----------
                                                                                 38,967
                                                                            -----------
             INVESTMENT SERVICES -- 0.8%
     3,000   Bear Stearns Companies, Inc.,
               5.700% 01/15/07...........................................         3,239
     9,000   Bear Stearns Companies, Inc.,
               7.800% 08/15/07...........................................        10,533
     8,000   Credit Suisse First Boston
               USA, Inc.,
               5.875% 08/01/06...........................................         8,568
     9,000   Credit Suisse First Boston
               USA, Inc.,
               6.125% 11/15/11...........................................         9,391
     8,000   Goldman Sachs Group, Inc.,
               6.875% 01/15/11...........................................         8,930
     5,000   Lehman Brothers Holdings Inc.,
               7.000% 02/01/08...........................................         5,653
     6,000   Merrill Lynch & Company, Inc.,
               6.000% 02/17/09...........................................         6,519
    12,000   Morgan Stanley,
               6.100% 04/15/06...........................................        13,072
    15,000   Morgan Stanley,
               6.750% 04/15/11...........................................        16,670
                                                                            -----------
                                                                                 82,575
                                                                            -----------
             METALS AND MINING -- 0.1%
     7,000   Alcoa Inc.,
               7.375% 08/01/10...........................................         8,274
                                                                            -----------
             NATURAL GAS PIPELINES -- 0.1%
    12,000   Kinder Morgan, Inc.,
               6.650% 03/01/05...........................................        12,751
                                                                            -----------
             OIL REFINING AND MARKETING -- 0.1%
    11,000   USX Corporation,
               6.650% 02/01/06...........................................        12,027
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 0.2%
$   12,000   Eli Lilly and Company,
               6.000% 03/15/12...........................................   $    13,409
     4,000   Pharmacia Corporation,
               6.600% 12/01/28...........................................         4,519
                                                                            -----------
                                                                                 17,928
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 0.2%
     5,000   Gannett Company, Inc.,
               6.375% 04/01/12...........................................         5,681
     5,000   KNIGHT-RIDDER Inc.,
               7.125% 06/01/11...........................................         5,785
     7,000   News America Holdings,
               8.150% 10/17/36...........................................         7,170
                                                                            -----------
                                                                                 18,636
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.2%
     9,000   Burlington Northern Santa Fe Corporation,
               6.750% 07/15/11...........................................        10,216
    15,000   FedEx Corporation,
               6.625% 02/12/04...........................................        15,648
                                                                            -----------
                                                                                 25,864
                                                                            -----------
             REAL ESTATE -- 0.1%
     5,000   EOP Operating LP,
               7.000% 07/15/11...........................................         5,448
                                                                            -----------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     4,000   Health Care Property Investors, Inc.,
               7.480% 04/05/04...........................................         4,221
     4,000   Health Care Property Investors, Inc.,
               6.450% 06/25/12...........................................         4,030
                                                                            -----------
                                                                                  8,251
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 0.8%
    10,000   BellSouth Telecommunications Inc.,
               6.375% 06/01/28...........................................        10,569
     6,000   Cingular Wireless LLC,
               7.125% 12/15/31...........................................         6,372
    10,000   Cox Communications, Inc.,
               Class A,
               7.750% 11/01/10...........................................        11,390
     1,000   GTE North, Inc.,
               Series H,
               5.650% 11/15/08...........................................         1,072
    13,000   SBC Communications Inc.,
               6.250% 03/15/11...........................................        14,332
     2,000   Sprint Capital Corporation,
               6.125% 11/15/08...........................................         1,820
     3,000   Sprint Capital Corporation,
               8.375% 03/15/12...........................................         2,985
     8,000   Sprint Capital Corporation,
               6.900% 05/01/19...........................................         6,560

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$   20,000   Verizon New England Inc.,
               6.500% 09/15/11...........................................   $    22,082
     4,000   Verizon Pennsylvania Inc.,
               Series A,
               5.650% 11/15/11...........................................         4,194
                                                                            -----------
                                                                                 81,376
                                                                            -----------
             TOBACCO -- 0.2%
    19,000   R.J. Reynolds Tobacco
               Holdings, Inc.,
               7.375% 05/15/03...........................................        19,232
                                                                            -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $1,059,686).........................................     1,122,802
                                                                            -----------
             FOREIGN BONDS AND NOTES -- 0.9%
    16,000   AT&T Canada Inc.,
               (0.000)% due 06/15/08
               9.950% beginning 06/15/03(b)..............................         2,320
     7,000   Canadian National Railway Company,
               6.900% 07/15/28...........................................         7,980
    10,000   Government of Canada,
               5.250% 11/05/08...........................................        11,052
     5,000   Hanson Overseas B.V.,
               6.750% 09/15/05...........................................         5,427
     9,000   Hellenic Republic,
               6.950% 03/04/08...........................................        10,392
    11,000   Quebec (Province of),
               7.500% 09/15/29...........................................        13,719
     7,000   Region of Lombardy,
               5.804% 10/25/32...........................................         7,280
    11,000   Republic of Italy,
               6.000% 02/22/11...........................................        12,250
     9,000   Republic of Italy,
               6.875% 09/27/23...........................................        10,733
     9,000   Republic of Korea,
               8.875% 04/15/08...........................................        11,172
     7,000   United Mexican States,
               8.375% 01/14/11...........................................         7,910
                                                                            -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $105,571)...........................................       100,235
                                                                            -----------
             MORTGAGE-BACKED SECURITIES -- 15.5%
             COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.5%
    15,281   Fannie Mae Strip,
               Series 319, Class 2,
               6.500% 02/01/32...........................................         2,184
    49,437   PNC Mortgage Acceptance Corporation,
               Series 2001-C1, Class A1,
               5.910% 03/12/34...........................................        53,524
                                                                            -----------
                                                                                 55,708
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               CERTIFICATES -- 14.7%
$  250,000     6.000% 03/01/17(a)........................................   $   261,250
   118,000     6.000% 11/01/17(a)........................................       123,396
   255,000     5.500% 01/01/32(a)........................................       260,020
   685,000     5.500% 05/01/32(a)........................................       695,488
   215,000     7.000% 05/01/32(a)........................................       226,086
                                                                            -----------
                                                                              1,566,240
                                                                            -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
               CERTIFICATES -- 0.3%
    28,000     7.000% 06/15/32...........................................        29,684
                                                                            -----------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $1,634,541).........................................     1,651,632
                                                                            -----------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 5.1%
             FEDERAL HOME LOAN BANK (FHLB) -- 0.5%
    50,000     4.500% 11/15/12...........................................        50,811
                                                                            -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.2%
    60,000     7.000% 07/15/05...........................................        67,308
    50,000     5.750% 01/15/12...........................................        55,635
                                                                            -----------
                                                                                122,943
                                                                            -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 3.4%
   175,000     2.875% 10/15/05##.........................................       178,324
    75,000     5.375% 11/15/11...........................................        81,316
    50,000     6.125% 03/15/12...........................................        56,999
    40,000     6.625% 11/15/30...........................................        46,926
                                                                            -----------
                                                                                363,565
                                                                            -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $520,484)...........................................       537,319
                                                                            -----------
             U.S. TREASURY OBLIGATIONS -- 20.2%
             U.S. TREASURY NOTES -- 7.2%
   750,000     3.000% 01/31/04...........................................       763,946
                                                                            -----------
             U.S. TREASURY STRIPS -- 13.0%
   635,000   Interest only,
               3.024%** 05/15/07.........................................       564,252
   460,000   Principal only,
               1.754%** 11/15/04.........................................       446,644
   200,000   Principal only,
               2.199%** 08/15/05.........................................       190,176
    50,000   Principal only,
               5.520%** 05/15/21.........................................        19,022
   143,000   Principal only,
               5.514%** 11/15/21.........................................        53,186
    86,000   Principal only,
               5.504%** 11/15/27##.......................................        23,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             U.S. TREASURY STRIPS -- (CONTINUED)
$  100,000   TIGR Receipts,
               4.446%** 05/15/12##.......................................   $    67,674
    40,000   TIGR Receipts,
               5.212% 05/15/17...........................................        19,670
                                                                            -----------
                                                                              1,383,924
                                                                            -----------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $2,121,042).........................................     2,147,870
                                                                            -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 19.7%
 2,050,470   Nations Cash Reserves, Capital Class Shares#................     2,050,470
       550   Standard & Poor's Depositary Receipts.......................        48,527
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $2,102,073).........................................     2,098,997
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $12,903,531*).............................   117.4%     12,485,634
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................   (17.4)%
             Cash........................................................   $       332
             Receivable for investment securities sold...................     1,175,736
             Receivable for Fund shares sold.............................        32,667
             Dividends receivable........................................        12,429
             Interest receivable.........................................        43,155
             Unamortized organization costs..............................           903
             Collateral on securities loaned.............................      (224,470)
             Payable for Fund shares redeemed............................       (34,363)
             Investment advisory fee payable.............................        (3,371)
             Administration fee payable..................................        (2,039)
             Payable for investment securities purchased.................    (2,764,958)
             Accrued Trustees' fees and expenses.........................       (39,039)
             Accrued expenses and other liabilities......................       (46,776)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (1,849,794)
                                                                            -----------
             NET ASSETS........................................   100.0%    $10,635,840
                                                                            ===========

                                                                               VALUE
----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $     2,970
             Accumulated net realized loss on investments sold...........    (1,528,822)
             Net unrealized depreciation of investments..................      (417,897)
             Paid-in capital.............................................    12,579,589
                                                                            -----------
             NET ASSETS..................................................   $10,635,840
                                                                            ===========
             Net asset value per share ($10,635,840 / 1,321,875 shares of
               common stock outstanding).................................         $8.05
                                                                            ===========

---------------

 *Federal Income Tax Information (see Note 8).

 **
  Rate represents annualized yield to maturity at December 31, 2002.

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &&
  All or a portion of security segregated as collateral for TBA securities.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $224,470.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $215,908 and $219,881, respectively.

(a)
  TBA -- Securities purchased on a forward commitment basis.

(b)
  Issue in default.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 2.3%
            BROADCASTING AND CABLE -- 0.0%+
    1,205   Charter Communications, Inc., Class A++##...................   $     1,422
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
  120,000   AES Corporation(a)(f).......................................         2,160
                                                                           -----------
            FOOD PRODUCTS -- 0.1%
    2,235   Chiquita Brands International, Inc.++.......................        29,636
                                                                           -----------
            HEALTH SERVICES -- 0.4%
    5,935   Apria Healthcare Group Inc.++...............................       131,994
                                                                           -----------
            METALS AND MINING -- 0.3%
      777   Joy Global Inc.++...........................................         8,749
    9,215   Placer Dome Inc.##..........................................       105,973
                                                                           -----------
                                                                               114,722
                                                                           -----------
            PACKAGING AND CONTAINERS -- 0.2%
    4,000   Owens-Illinois, Inc.++......................................        58,320
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
    8,000   Abitibi-Consolidated Inc. ..................................        61,680
                                                                           -----------
            STEEL -- 0.1%
   11,288   Algoma Steel Inc.++(g)......................................        23,936
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 1.0%
    2,350   BellSouth Corporation.......................................        60,795
    2,758   Call-Net Enterprises, Inc., Class B++.......................         1,710
    5,619   Globix Corporation++(f).....................................         5,619
   28,615   Minorplanet Systems USA, Inc.++.............................        24,609
   15,061   NII Holdings, Inc., Class B++(f)............................       176,966
    2,300   SBC Communications Inc. ....................................        62,353
    1,800   Verizon Communications Inc. ................................        69,750
                                                                           -----------
                                                                               401,802
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $833,437)...........................................       825,672
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 6.0%
            BROADCASTING AND CABLE -- 0.4%
$ 170,000   Adelphia Communications Corporation, Class A,
              6.000% 02/15/06(b)........................................        14,025
  315,000   Cox Communications, Inc., Class A, 0.426% 04/19/20..........       143,325
                                                                           -----------
                                                                               157,350
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
  110,000   Quantum Corporation,
              7.000% 08/01/04...........................................        97,350
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            CONSTRUCTION -- 0.2%
$ 100,000   Shaw Group Inc.,
              2.971%*** 05/01/21........................................   $    57,250
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 0.3%
  120,000   Providian Financial Corporation, 3.250% 08/15/05............        89,250
                                                                           -----------
            HEALTH SERVICES -- 0.4%
   60,000   CuraGen Corporation,
              6.000% 02/02/07...........................................        38,175
   55,000   Incyte Genomics, Inc.,
              5.500% 02/01/07...........................................        38,019
   90,000   QuadraMed Corporation,
              5.250% 05/01/05...........................................        54,562
                                                                           -----------
                                                                               130,756
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.4%
  190,000   Brocade Communications Systems, Inc.,
              2.000% 01/01/07...........................................       133,238
  145,000   CIENA Corporation,
              3.750% 02/01/08...........................................       100,775
   70,000   Comverse Technology, Inc.,
              1.500% 12/01/05...........................................        58,888
  180,000   Juniper Networks, Inc.,
              4.750% 03/15/07...........................................       139,499
   80,000   Riverstone Networks, Inc.,
              3.750% 12/01/06+..........................................        53,900
                                                                           -----------
                                                                               486,300
                                                                           -----------
            OILFIELD SERVICES -- 0.2%
   90,000   Parker Drilling Company,
              5.500% 08/01/04...........................................        83,588
                                                                           -----------
            PHARMACEUTICALS -- 0.8%
  200,000   ICN Pharmaceuticals, Inc.,
              6.500% 07/15/08...........................................       161,500
  160,000   Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07...........................................       119,800
                                                                           -----------
                                                                               281,300
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 0.2%
   75,000   Interpublic Group of Companies, Inc.,
              1.800% 09/16/04...........................................        65,344
                                                                           -----------
            SEMICONDUCTORS -- 1.5%
  165,000   Advanced Micro Devices, Inc., 4.750% 02/01/22##.............       102,713
  400,000   LSI Logic Corporation,
              4.000% 02/15/05##.........................................       355,999
   95,000   PMC-Sierra, Inc.,
              3.750% 08/15/06##.........................................        71,250
   50,000   Vitesse Semiconductor Corporation,
              4.000% 03/15/05##.........................................        41,750
                                                                           -----------
                                                                               571,712
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 0.3%
$ 296,350   At Home Corporation,
              4.750% 12/15/06(b)(c).....................................   $    40,007
   90,000   PTEK Holdings, Inc.,
              5.750% 07/01/04...........................................        78,300
                                                                           -----------
                                                                               118,307
                                                                           -----------
            TOTAL CONVERTIBLE BONDS AND NOTES (Cost $2,283,117).........     2,138,507
                                                                           -----------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 0.4%
            AEROSPACE AND DEFENSE -- 0.2%
    1,750   Titan Capital Trust.........................................        76,563
                                                                           -----------
            NATURAL GAS DISTRIBUTION -- 0.2%
    4,280   El Paso Energy Capital Trust I..............................        77,896
                                                                           -----------
            TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $221,938)..........       154,459
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            CORPORATE BONDS AND NOTES -- 73.3%
            AEROSPACE AND DEFENSE -- 1.4%
$ 195,000   K & F Industries Inc.,
              9.625% 12/15/10+..........................................       198,413
  185,000   Sequa Corporation,
              9.000% 08/01/09...........................................       177,600
  110,000   Sequa Corporation, Series B,
              8.875% 04/01/08...........................................       105,050
                                                                           -----------
                                                                               481,063
                                                                           -----------
            AIRLINES -- 2.8%
   90,709   American Airlines, Inc.,
              7.377% 05/23/19...........................................        62,830
   50,000   Delta Air Lines, Inc.,
              10.375% 12/15/22..........................................        32,500
  440,000   Delta Air Lines, Inc.,
              8.300% 12/15/29...........................................       259,600
  125,000   Delta Air Lines, Inc., Series C,
              6.650% 03/15/04##.........................................       105,000
  235,000   Northwest Airlines Inc.,
              8.375% 03/15/04...........................................       197,400
  250,000   Northwest Airlines Inc.,
              8.520% 04/07/04##.........................................       211,250
  120,000   Northwest Airlines Inc.,
              9.875% 03/15/07...........................................        76,800
   79,942   Northwest Airlines Inc., Series 2001, Class C,
              7.626% 04/01/10...........................................        50,752
                                                                           -----------
                                                                               996,132
                                                                           -----------
            AUTOMOTIVE -- 0.4%
  345,000   Hayes Lemmerz International, Inc., Series B
              9.125% 07/15/07(b)(c).....................................         7,763
  180,000   Mark IV Industries, Inc.,
              7.500% 09/01/07...........................................       144,000
                                                                           -----------
                                                                               151,763
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- 6.1%
$  15,000   Adelphia Communications Corporation, Class A,
              9.250% 10/01/49(b)........................................   $     5,550
   90,000   Adelphia Communications Corporation, Class A,
              10.250% 11/01/06##(b).....................................        33,750
  135,000   Adelphia Communications Corporation, Class A,
              10.250% 06/15/11(b).......................................        51,975
  220,000   Belo Corporation, Class A,
              8.000% 11/01/08...........................................       251,878
  120,000   Charter Communications Holdings LLC,
              8.625% 04/01/09##.........................................        53,400
   25,000   Charter Communications Holdings LLC,
              9.625% 11/15/09...........................................        11,125
   35,000   Charter Communications Holdings LLC,
              10.250% 01/15/10..........................................        15,575
   65,000   Charter Communications Holdings LLC,
              10.000% 05/15/11..........................................        28,925
  115,000   Charter Communications Holdings LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06................................        28,750
   25,000   Comcast Cable Communications, Inc.,
              8.125% 05/01/04...........................................        26,332
   25,000   Comcast Cable Communications, Inc.,
              6.200% 11/15/08...........................................        25,884
  170,000   Comcast Corporation,
              8.875% 04/01/07...........................................       181,583
   65,000   Continental Cablevision, Inc.,
              8.625% 08/15/03...........................................        66,608
   15,000   Continental Cablevision, Inc.,
              8.875% 09/15/05...........................................        16,326
   55,000   Continental Cablevision, Inc.,
              9.000% 09/01/08...........................................        62,708
   70,000   Frontiervision Operating Partners LP, 11.000%
              10/15/06##(b).............................................        54,950
  215,000   Frontiervision Operating Partners LP, 11.875%
              09/15/07##(b).............................................       120,400
   45,000   Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).......................................        25,200
  105,000   Liberty Media Corporation, Class A,
              8.250% 02/01/30##.........................................       110,431
   50,000   LIN Television Corporation,
              8.000% 01/15/08...........................................        52,938
  120,000   NTL Communications Corporation, Series B,
              11.875% 10/01/10##(b).....................................        11,400
   30,000   NTL Inc., Series B,
              11.500% 02/01/06(b).......................................         2,850
  390,000   Paxon Communications Corporation,
              (0.000)% due 01/15/09
              12.250% beginning 01/15/06(d).............................       247,650
  160,000   Radio Unica Corporation,
              11.750% 08/01/06..........................................        82,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$ 105,000   Renaissance Media Group LLC,
              (0.000)% due 04/15/08
              10.000% beginning 4/15/03.................................   $    82,950
   30,000   Time Warner Entertainment Company LP,
              7.250% 09/01/08...........................................        32,542
  255,000   Time Warner Entertainment Company LP,
              8.375% 03/15/23...........................................       286,948
   10,000   Time Warner Entertainment Company LP,
              8.375% 07/15/33...........................................        11,323
  120,000   Time Warner Inc.,
              6.625% 05/15/29...........................................       110,331
  210,000   UIH Australia/Pacific Inc., Series B,
              14.000% 05/15/06(b).......................................        10,500
                                                                           -----------
                                                                             2,103,382
                                                                           -----------
            CHEMICALS -- BASIC -- 0.7%
  240,000   Terra Capital Inc.,
              12.875% 10/15/08..........................................       258,000
                                                                           -----------
            CHEMICALS -- SPECIALTY -- 2.1%
  240,000   Equistar Chemicals, LP,
              7.550% 02/15/26...........................................       184,800
  150,000   FMC Corporation,
              10.250% 11/01/09+##.......................................       162,000
   65,000   General Chemical Industrial Products,
              10.625% 05/01/09##........................................        40,950
  115,000   Huntsman International LLC,
              9.875% 03/01/09...........................................       115,000
  120,000   Millennium America Inc.,
              7.625% 11/15/26...........................................        99,750
  175,000   Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10..........................................       157,500
                                                                           -----------
                                                                               760,000
                                                                           -----------
            COMMERCIAL SERVICES -- 0.9%
  235,000   Protection One, Inc.,
              7.375% 08/15/05...........................................       192,700
  120,000   Synagro Technologies, Inc.,
              9.500% 04/01/09...........................................       125,100
                                                                           -----------
                                                                               317,800
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
  220,000   Unisys Corporation,
              7.250% 01/15/05...........................................       222,200
   60,000   Unisys Corporation,
              8.125% 06/01/06...........................................        62,550
  310,000   Xerox Corporation,
              5.500% 11/15/03##.........................................       302,250
   20,000   Xerox Corporation, MTN,
              5.250% 12/15/03...........................................        19,350
   80,000   Xerox Corporation,
              9.750% 01/15/09+##........................................        76,800
                                                                           -----------
                                                                               683,150
                                                                           -----------
            CONSTRUCTION -- 0.6%
  230,000   URS Corporation,
              11.500% 09/15/09+.........................................       204,700
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            CONSUMER SERVICES -- 1.5%
$ 190,000   Alderwoods Group, Inc.,
              11.000% 01/02/07..........................................   $   190,000
   80,000   Alderwoods Group, Inc.,
              12.250% 01/02/09##........................................        72,800
   40,000   Jafra Cosmetics International, Inc.,
              11.750% 05/01/08..........................................        41,400
   50,000   Service Corporation International,
              7.200% 06/01/06...........................................        47,500
  115,000   Service Corporation International,
              6.875% 10/01/07...........................................       105,225
   70,000   Service Corporation International,
              7.700% 04/15/09...........................................        65,800
                                                                           -----------
                                                                               522,725
                                                                           -----------
            DIVERSIFIED ELECTRONICS -- 0.5%
  130,000   Knowles Electronics Inc.,
              13.125% 10/15/09##........................................        75,400
  100,000   Thomas & Betts Corporation, MTN,
              6.290% 02/13/03...........................................       100,009
                                                                           -----------
                                                                               175,409
                                                                           -----------
            DIVERSIFIED MANUFACTURING -- 1.4%
  105,000   Dresser, Inc.,
              9.375% 04/15/11...........................................       105,525
  245,000   Foamex L.P.,
              10.750% 04/01/09+.........................................       171,500
  165,000   National Waterworks Inc.,
              10.500% 12/01/12+.........................................       172,219
   25,000   Neenah Foundry Company, Series B, 11.125% 05/01/07..........         7,875
  115,000   Neenah Foundry Company, Series D, 11.125% 05/01/07..........        36,225
   50,000   Neenah Foundry Company, Series F,
              11.125% 05/01/07..........................................        15,750
                                                                           -----------
                                                                               509,094
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 5.1%
  120,000   AES Corporation,
              10.000% 07/15/05+.........................................       114,000
   15,000   AES Corporation,
              8.750% 06/15/08...........................................         8,775
   75,000   AES Corporation,
              9.500% 06/01/09##.........................................        45,938
   20,000   AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17...........................................        18,418
  150,000   AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29...........................................       130,103
  116,019   Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09...........................................       113,698
   70,000   Calpine Corporation,
              8.500% 02/15/11##.........................................        30,450
  320,613   Cedar Brakes II LLC,
              9.875% 09/01/13...........................................       237,253
   70,000   Consumers Energy Company,
              6.250% 09/15/06...........................................        68,849
  139,000   ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11...........................................       125,182
  170,000   Mirant Americas Generation Inc.,
              8.300% 05/01/11...........................................        80,750
  130,000   Mirant Americas Generation LLC,
              9.125% 05/01/31...........................................        57,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$ 135,000   Pacific Gas and Electric Company Bank Debt A, 8.000%**
              12/30/06(e)(f)............................................   $   128,925
  720,000   PG&E National Energy Group, 10.375% 05/16/11(b).............       273,599
   29,822   Salton Sea Funding, Series B, 7.370% 05/30/05...............        29,059
  105,000   Tiverton/Rumford Power Association, 9.000% 07/15/18+........        55,650
   30,000   Westar Energy, Inc., 6.250% 08/15/03........................        28,800
  140,000   Westar Energy, Inc., 6.875% 08/01/04........................       127,400
   80,000   Westar Energy, Inc., 7.875% 05/01/07........................        81,000
   60,000   Xcel Energy, Inc.,
              7.000% 12/01/10...........................................        51,600
                                                                           -----------
                                                                             1,807,299
                                                                           -----------
            EXPLORATION AND PRODUCTION -- 3.3%
  145,000   Comstock Resources, Inc.,
              11.250% 05/01/07..........................................       153,700
  125,000   Continental Resources, Inc.,
              10.250% 08/01/08..........................................       111,250
  130,000   Encore Acquisition Company,
              8.375% 06/15/12-..........................................       135,200
  160,000   Energy Corporation of America, Series A,
              9.500% 05/15/07...........................................        99,200
  130,000   Plains Exploration & Production Company,
              8.750% 07/01/12-..........................................       135,200
   80,000   Stone Energy Corporation,
              8.250% 12/15/11...........................................        83,200
  105,000   Vintage Petroleum, Inc.,
              7.875% 05/15/11...........................................       102,375
  335,000   Vintage Petroleum, Inc.,
              8.250% 05/01/12...........................................       348,400
                                                                           -----------
                                                                             1,168,525
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 0.3%
  295,000   The FINOVA Group Inc.,
              7.500% 11/15/09...........................................       101,775
                                                                           -----------
            FOOD PRODUCTS -- 2.8%
  310,000   Chiquita Brands International, Inc.,
              10.560% 03/15/09..........................................       317,363
   25,000   Dole Food Company, Inc.,
              7.875% 07/15/13...........................................        24,127
   85,000   Herbalife International, Inc.,
              11.750% 07/15/10-.........................................        84,894
   25,000   Smithfield Foods, Inc.,
              7.625% 02/15/08...........................................        24,375
  135,000   Smithfield Foods, Inc., Series B,
              8.000% 10/15/09...........................................       137,700
  435,000   Swift & Company,
              10.125% 10/01/09-.........................................       411,075
                                                                           -----------
                                                                               999,534
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            HEALTH SERVICES -- 4.2%
$ 380,000   Express Scripts, Inc.,
              9.625% 06/15/09...........................................   $   410,400
  115,000   Fountain View Inc., Series B,
              11.250% 04/15/08(b).......................................        69,000
  165,000   HCA Inc.,
              8.360% 04/15/24...........................................       174,701
  235,000   HCA Inc.,
              7.500% 11/15/95...........................................       219,192
  110,000   Manor Care, Inc.,
              7.500% 06/15/06...........................................       114,248
  145,000   Manor Care, Inc.,
              8.000% 03/01/08...........................................       152,975
  105,000   Team Health Inc., Series B,
              12.000% 03/15/09..........................................       108,675
  210,000   Unilab Finance Corporation,
              12.750% 10/01/09..........................................       244,650
                                                                           -----------
                                                                             1,493,841
                                                                           -----------
            HEAVY MACHINERY -- 0.6%
   75,000   Thermadyne Bank Debt Term A,
              4.170%** 05/22/04(e)(f)...................................        62,250
   82,500   Thermadyne Bank Debt Term B,
              4.420%** 05/22/05(e)(f)...................................        68,475
   82,500   Thermadyne Bank Debt Term C,
              4.670%** 05/22/06(e)(f)...................................        68,475
                                                                           -----------
                                                                               199,200
                                                                           -----------
            LODGING AND RECREATION -- 6.5%
   65,000   AMC Entertainment Inc.,
              9.500% 03/15/09...........................................        64,350
   60,000   AMC Entertainment Inc.,
              9.875% 02/01/12...........................................        59,100
  110,000   Bally Total Fitness Holding Corporation, Series D,
              9.875% 10/15/07##.........................................        95,700
  145,000   Harrahs Operating Company, Inc.,
              8.000% 02/01/11...........................................       167,236
   60,000   Hilton Hotels Corporation,
              7.625% 05/15/08...........................................        61,389
   60,000   Hilton Hotels Corporation,
              8.250% 02/15/11...........................................        62,763
  245,000   ITT Corporation,
              7.375% 11/15/15...........................................       225,400
   50,000   ITT Corporation,
              7.750% 11/15/25...........................................        45,500
   80,000   Jacobs Entertainment Corporation,
              11.875% 02/01/09..........................................        82,800
   50,000   Mandalay Resort Group,
              9.500% 08/01/08...........................................        55,375
  195,000   Park Place Entertainment Corporation,
              7.875% 12/15/05##.........................................       198,413
  400,000   Park Place Entertainment Corporation,
              8.875% 09/15/08...........................................       425,031
   37,000   President Casinos, Inc.,
              13.000% 09/15/03(a)(b)(f).................................        17,575
  245,000   Trump Atlantic City Associates,
              11.250% 05/01/06..........................................       191,100
  190,000   Vail Resorts, Inc.,
              8.750% 05/15/09...........................................       194,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$ 270,000   Venetian Casino Resort LLC,
              11.000% 06/15/10..........................................   $   282,149
   80,000   Wheeling Island Gaming Inc.,
              10.125% 12/15/09..........................................        82,400
                                                                           -----------
                                                                             2,311,031
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.1%
  225,000   Alaris Medical Systems, Inc.,
              9.750% 12/01/06##.........................................       225,000
  165,000   Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03................................       151,800
  204,000   DJ Orthopedics LLC,
              12.625% 06/15/09..........................................       201,960
  185,000   Per-Se Technologies, Inc., Series B,
              9.500% 02/15/05...........................................       178,525
                                                                           -----------
                                                                               757,285
                                                                           -----------
            METALS AND MINING -- 1.2%
  145,000   Commonwealth Industries, Inc.,
              10.750% 10/01/06..........................................       145,181
   75,000   Ormet Corporation,
              11.000% 08/15/08+.........................................        39,000
  290,000   UCAR Finance Inc.,
              10.250% 02/15/12..........................................       230,550
                                                                           -----------
                                                                               414,731
                                                                           -----------
            NATURAL GAS DISTRIBUTION -- 0.8%
  270,000   Ferrellgas Partners LP,
              8.750% 06/15/12...........................................       279,450
                                                                           -----------
            NATURAL GAS PIPELINES -- 1.0%
  105,000   EL Paso Corporation, MTN,
              7.800% 08/01/31...........................................        65,100
  220,000   EL Paso Energy Partners,
              10.625% 12/01/12-##.......................................       224,950
   30,000   Texas Gas Transmission Corporation,
              8.625% 04/01/04...........................................        29,850
   40,000   Transcontinental Gas Pipeline,
              8.875% 07/15/12-..........................................        40,000
                                                                           -----------
                                                                               359,900
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
  220,000   Avaya Inc.,
              11.125% 04/01/09##........................................       199,100
  210,000   IPC Acquisition Corporation,
              11.500% 12/15/09..........................................       180,600
   95,000   Lucent Technologies Inc.,
              7.250% 07/15/06##.........................................        53,675
   80,000   Lucent Technologies Inc.,
              6.500% 01/15/28...........................................        35,200
  310,000   Lucent Technologies Inc.,
              6.450% 03/15/29...........................................       136,400
                                                                           -----------
                                                                               604,975
                                                                           -----------
            OILFIELD SERVICES -- 1.5%
  115,000   Grant Prideco, Inc., Series B,
              9.625% 12/01/07...........................................       121,900
   65,000   Halliburton Company,
              8.750% 02/15/21...........................................        65,000

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            OILFIELD SERVICES -- (CONTINUED)
$  85,000   Parker Drilling Company, Series B,
              10.125% 11/15/09..........................................   $    87,550
  175,000   Parker Drilling Company, Series D,
              9.750% 11/15/06##.........................................       177,625
   80,000   Pride International, Inc.,
              9.375% 05/01/07##.........................................        83,600
                                                                           -----------
                                                                               535,675
                                                                           -----------
            PACKAGING AND CONTAINERS -- 1.5%
   94,221   Owens Corning Bank Debt,
              6.750% 06/26/03(b)(c)(e)(f)...............................        56,886
  255,000   Owens-Brockway Glass Containers,
              8.875% 02/15/09##.........................................       262,650
  250,000   Owens-Illinois, Inc.,
              7.800% 05/15/18...........................................       212,500
                                                                           -----------
                                                                               532,036
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 2.1%
  115,000   Fort James Corporation,
              6.625% 09/15/04...........................................       111,550
   85,000   Georgia-Pacific Corporation,
              9.875% 11/01/21...........................................        76,925
  165,000   Georgia-Pacific Corporation,
              9.625% 03/15/22...........................................       147,675
  230,000   Georgia-Pacific Corporation,
              9.500% 05/15/22...........................................       203,549
   80,000   Georgia-Pacific Corporation,
              7.375% 12/01/25...........................................        62,400
  160,000   Pope and Talbot, Inc.,
              8.375% 06/01/13...........................................       138,801
                                                                           -----------
                                                                               740,900
                                                                           -----------
            PHARMACEUTICALS -- 1.0%
  330,000   Caremark Rx, Inc.,
              7.375% 10/01/06...........................................       336,600
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 3.5%
  220,000   American Color Graphics,
              12.750% 08/01/05..........................................       216,700
   70,000   Dex Media East LLC,
              9.875% 11/15/09-..........................................        74,900
   85,000   Dex Media East LLC,
              12.125% 11/15/12-.........................................        94,138
  120,000   Garden State Newspapers, Inc., Series B,
              8.750% 10/01/09...........................................       121,800
   55,000   Houghton Mifflin Company,
              7.125% 04/01/04...........................................        57,475
  325,000   Houghton Mifflin Company,
              7.200% 03/15/11...........................................       321,749
   85,000   Key3Media Group, Inc.,
              11.250% 06/15/11(b).......................................         5,100
  110,000   Phoenix Color Corporation,
              10.375% 02/01/09..........................................        93,500
  315,000   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/16/06................................       178,369
   48,866   Ziff Davis Media Inc. Bank Debt Term B,
              6.180%** 03/31/07(e)(f)...................................        40,559
   81,700   Ziff Davis Media Inc., Series B,
              12.000% 08/12/09..........................................        29,514
                                                                           -----------
                                                                             1,233,804
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
$  20,138   Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04(a)(d)(f).................................   $    17,150
    1,584   Pegasus Promissory Note,
              .000% 01/31/04(a)(b)(f)...................................            --
   80,000   Sea Containers Ltd., Series B,
              7.875% 02/15/08...........................................        52,000
                                                                           -----------
                                                                                69,150
                                                                           -----------
            REAL ESTATE -- 1.1%
  170,000   CB Richard Ellis Services Inc.,
              11.250% 06/15/11..........................................       156,400
   13,543   DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07...........................................         7,449
   62,227   DR Structured Finance Corporation, Series A-1,
              6.660% 08/15/10...........................................        34,225
   75,000   DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15...........................................        36,750
   20,000   DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19...........................................         9,800
   75,422   Kmart Corporation,
              8.540% 01/02/15(b)(c).....................................        28,660
  135,000   LNR Property Corporation, Series B, 9.375% 03/15/08.........       132,300
                                                                           -----------
                                                                               405,584
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.6%
   90,000   BF Saul, Series B,
              9.750% 04/01/08...........................................        89,325
    5,000   Crescent Real Estate Equities LP,
              7.500% 09/15/07...........................................         4,850
  300,000   Crescent Real Estate Equities LP,
              9.250% 04/15/09...........................................       312,749
   90,000   Healthcare Realty Trust, Inc.,
              8.125% 05/01/11...........................................        96,918
  130,000   MeriStar Hospitality Corporation,
              9.000% 01/15/08...........................................       114,400
  240,000   OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07...........................................       204,450
  100,000   Senior Housing Properties Trust,
              8.625% 01/15/12...........................................        98,500
                                                                           -----------
                                                                               921,192
                                                                           -----------
            SEMICONDUCTORS -- 0.3%
  155,000   ON Semiconductor Corporation,
              12.000% 05/15/08-##.......................................       113,925
                                                                           -----------
            SOFTWARE -- 0.5%
  180,000   Computer Associates International, Inc., Series B,
              6.250% 04/15/03##.........................................       179,550
                                                                           -----------
            SPECIALTY STORES -- 1.4%
  195,000   The Gap, Inc.,
              5.625% 05/01/03...........................................       195,488
  315,000   The Gap, Inc.,
              6.900% 09/15/07##.........................................       307,125
                                                                           -----------
                                                                               502,613
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            STEEL -- 0.7%
$ 245,000   United States Steel LLC,
              10.750% 08/01/08..........................................   $   241,325
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 7.0%
  105,000   AirGate PCS, Inc.,
              (0.000)% due 10/01/09
              13.500% beginning 10/01/04##..............................        11,550
  105,000   Alamosa Delaware Inc.,
              12.500% 02/01/11..........................................        31,500
  175,000   Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05................................        31,500
  185,000   AT&T Wireless Services Inc.,
              8.125% 05/01/12...........................................       185,925
  125,000   COLO.COM,
              13.875% 03/15/10-(a)(b)(c)................................         5,000
  110,000   Dobson Communications Corporation, Class A,
              10.875% 07/01/10##........................................        92,950
   48,196   Globix Corporation,
              11.000% 05/01/08-(a)(d)(f)................................        34,701
   40,825   GT Telecom Racers Notes Trust, Series A,
              .000%** 06/30/08(b)(c)(f).................................         2,858
   29,175   GT Telecom Racers Notes Trust, Series B,
              .000%** 02/03/03(b)(c)(f).................................         2,042
   85,000   IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05(b).......................................         2,550
   81,000   Loral Cyberstar Inc.,
              10.000% 07/15/06..........................................        29,970
  595,000   NEON Communications, Inc.,
              12.750% 08/15/08(b).......................................        41,650
  169,961   Nextel Notes,
              (0.000%) due 11/01/09
              13.000% beginning 11/01/04##(f)...........................       125,771
   80,000   Pagemart Nationwide,
              15.000% 02/01/05(a)(b)(c)(f)..............................             8
   55,000   PSINet, Inc.,
              11.500% 11/01/08(b).......................................         1,650
  100,000   PSINet, Inc.,
              11.000% 08/01/09(b).......................................         3,000
  270,000   Qwest Capital Funding, Inc.,
              5.875% 08/03/04##.........................................       226,800
  185,000   Qwest Capital Funding, Inc.,
              7.750% 02/15/31##.........................................       103,600
  125,000   Qwest Corporation,
              7.625% 06/09/03...........................................       122,500
  110,000   Qwest Corporation,
              7.200% 11/01/04...........................................       104,500
   10,000   Qwest Corporation,
              5.625% 11/15/08...........................................         8,500
  235,000   Qwest Corporation,
              8.875% 03/15/12-..........................................       227,949
  210,000   Qwest Corporation,
              8.875% 06/01/31...........................................       189,000
   68,000   Qwest Services Corporation,
              13.000% 12/15/07-.........................................        70,040
   89,000   Qwest Services Corporation,
              13.500% 12/15/10-.........................................        92,560
   29,000   Qwest Services Corporation,
              14.000% 12/15/14+.........................................        31,030

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$ 150,000   Sprint Capital Corporation,
              5.875% 05/01/04...........................................   $   148,500
  140,000   Sprint Capital Corporation,
              8.750% 03/15/32...........................................       133,000
  243,440   TSI Telecommunication Services Inc.,
              6.240%** 12/31/06(e)(f)...................................       226,806
  155,000   TSI Telecommunication Services Inc., Series B,
              12.750% 02/01/09..........................................       137,950
  170,000   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04................................        10,200
                                                                           -----------
                                                                             2,435,560
                                                                           -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $27,522,617)........................................    25,908,678
                                                                           -----------
            FOREIGN BONDS AND NOTES -- 8.6%
   75,000   360networks Inc.,
              13.000% 05/01/08(b).......................................             8
  205,000   Abitibi-Consolidated, Inc.
              8.850% 08/01/30...........................................       220,449
  140,000   Acetex Corporation,
              10.875% 08/01/09..........................................       148,400
  105,000   AES Drax Holdings Ltd., Series B,
              10.410% 12/31/20..........................................        56,700
  111,000   Algoma Steel Inc.,
              11.000% 12/31/09(b).......................................        83,389
   45,000   Baytex Energy Ltd.,
              10.500% 02/15/11..........................................        47,250
  210,000   British Sky Broadcasting Group plc,
              6.875% 02/23/09...........................................       214,725
   75,000   Cablevision SA,
              12.500% 03/02/03-(b)......................................        18,000
  160,000   Cablevision SA,
              13.750% 04/30/07(b).......................................        38,400
   75,000   Cablevision SA,
              13.750% 05/01/09(b).......................................        18,000
   57,411   Call-Net Enterprises Inc.,
              10.625% 12/31/08..........................................        31,002
  240,000   Calpine Canada Energy Finance,
              8.500% 05/01/08...........................................       104,400
  125,000   CanWest Media Inc.,
              10.625% 05/15/11##........................................       133,438
  210,000   Comcast UK Cable Partners Ltd., Class A,
              11.200% 11/15/07..........................................       148,050
  130,000   Compton Petroleum Corporation,
              9.900% 05/15/09...........................................       135,200
  225,000   Doman Industries Ltd., Class A,
              12.000% 07/01/04..........................................       207,281
  100,000   Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              11.750% 06/15/09..........................................        98,000
  155,000   Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              12.500% 06/15/12+##.......................................       156,550
  115,000   Maconi Corporation plc,
              7.750% 09/15/10...........................................        17,825
  170,000   Marconi Corporation plc,
              8.375% 09/15/30...........................................        26,350
  575,000   Millicom International Cellular SA,
              13.500% 06/01/06..........................................       281,749

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
$  35,000   Nortel Networks Corporation,
              6.000% 09/01/03##.........................................   $    33,250
  170,000   Nortel Networks Ltd.,
              6.125% 02/15/06##.........................................       113,900
  105,000   Petroleum Geo-Services ASA,
              6.250% 11/19/03...........................................        38,850
   25,000   Petroleum Geo-Services ASA,
              7.500% 03/31/07##.........................................         7,500
  225,000   Petroleum Geo-Services ASA,
              7.125% 03/30/28...........................................        58,500
   15,000   Petroleum Geo-Services ASA,
              8.150% 07/15/29...........................................         4,050
  120,000   Quebecor Media Inc.,
              11.125% 07/15/11..........................................       110,550
   35,000   Rogers Cable Inc.,
              11.000% 12/01/15..........................................        36,225
  245,000   Rogers Cantel Inc.,
              9.750% 06/01/16...........................................       221,113
    5,000   Telesystem International Wireless Inc.,
              14.000% 12/30/03-.........................................         4,250
   61,000   Telesystem International Wireless Inc.,
              14.000% 12/30/03..........................................        51,850
   60,000   TV Azteca, SA de CV, Series B,
              10.500% 02/15/07..........................................        54,225
  260,000   United Pan-Europe Communications N.V., Class A,
              (0.000)% due 02/01/10
              13.750% beginning 02/01/05(b).............................        15,600
  105,000(h) United Pan-Europe Communications N.V., Series B,
              11.250% 02/01/10(b).......................................         8,264
  235,000   United Pan-Europe Communications N.V., Series B,
              11.250% 02/01/10(b).......................................        17,625
  200,000   United Pan-Europe Communications N.V., Series B,
              11.500% 02/01/10(b).......................................        15,000
  360,000   United Pan-Europe Communications N.V., Series B,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04(b).............................        21,600
   40,000   United Pan-Europe Communications N.V., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04(b).............................         2,400
   40,000   Xerox Capital (Europe) plc,
              5.875% 05/15/04...........................................        38,200
                                                                           -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $3,999,093).........................................     3,038,118
                                                                           -----------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.9%
   35,000   Algoma Steel Inc.,
              1.000% 12/31/30(b)........................................        11,725
  115,000(h) Colt Telecom Group plc,
              2.000% 03/29/06+..........................................        54,610
  100,000(h) Colt Telecom Group plc,
              2.000% 12/16/06-..........................................        45,912
  115,000(h) Colt Telecom Group plc,
              2.000% 04/03/07-..........................................        51,291

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- (CONTINUED)
$  15,000(h) KPNQwest NV,
              10.000% 03/15/12(b).......................................   $        39
  260,000   Nortel Networks Corporation,
              4.250% 09/01/08...........................................       135,850
                                                                           -----------
            TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
              (Cost $346,161)...........................................       299,427
                                                                           -----------
            MORTGAGE-BACKED SECURITIES -- 0.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.1%
              (Cost $57,273)
  100,000   Commercial Trust I, Series 1993-KA, Class A2,
              7.630% 12/15/13...........................................        32,000
                                                                           -----------
 SHARES
---------
            PREFERRED STOCKS -- 1.1%
            BROADCASTING AND CABLE -- 0.3%
    3,870   MediaOne Financing Trust....................................        95,589
      500   Paxon Communications Corporation++..........................        26,000
                                                                           -----------
                                                                               121,589
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 0.0%+
       25   Ziff Davis Holdings Inc., Series E-1++(a)...................            --
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
      524   Ermis Maritime Holding Ltd.(a)(f)...........................             5
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
    1,750   Sovereign REIT-.............................................       194,251
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 0.2%
    3,477   NEON Communications, Inc.(a)(f).............................        39,116
      990   Rural Cellular Corporation, Series B(d).....................        24,750
                                                                           -----------
                                                                                63,866
                                                                           -----------
            TOTAL PREFERRED STOCKS
              (Cost $409,052)...........................................       379,711
                                                                           -----------
 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            WARRANTS -- 0.0%+
      125   COLO.COM
              Expires 03/15/10++-.......................................   $         1
      803   Loral Space & Communications Expires 1/15/07++(f)...........            40
   20,868   NEON Communications, Inc. Expires 12/02/12++(a)(f)..........           209
   17,391   NEON Communications, Inc.,
              Class A Expires 12/02/12++(a)(f)..........................           174
      105   Ono Finance plc Expires 03/16/11+++(f)......................             1
    4,730   Ziff Davis Holdings Inc. Expires 08/12/12++.................            47
                                                                           -----------
            TOTAL WARRANTS
              (Cost $28,005)............................................           472
                                                                           -----------
            INVESTMENT COMPANIES -- 18.1%
              (Cost $6,381,345)
6,381,345   Nations Cash Reserves, Capital Class Shares#................     6,381,345
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $42,082,038*).............................     110.8%   39,158,389
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................     (10.8)%
            Cash........................................................   $    25,805
            Receivable for Fund shares sold.............................        69,206
            Dividends receivable........................................         8,130
            Interest receivable.........................................       696,858
            Collateral on securities loaned.............................    (4,357,345)
            Payable for Fund shares redeemed............................      (131,715)
            Investment advisory fee payable.............................       (15,909)
            Administration fee payable..................................        (6,654)
            Accrued Trustees' fees and expenses.........................       (28,943)
            Accrued expenses and other liabilities......................       (64,212)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (3,804,779)
                                                                           -----------
            NET ASSETS........................................     100.0%  $35,353,610
                                                                           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




                                                                              VALUE
---------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net investment loss.............................   $   (75,336)
            Accumulated net realized loss on investments sold...........      (235,638)
            Net unrealized depreciation of investments..................    (2,923,649)
            Paid-in capital.............................................    38,588,233
                                                                           -----------
            NET ASSETS..................................................   $35,353,610
                                                                           ===========
            Net asset value per share ($35,353,610 / 4,185,810 shares of
              common stock outstanding).................................         $8.45
                                                                           ===========

---------------

 *Federal income tax information (see Note 8).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2002.

***
  Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2002.

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++
  Non-income producing security.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $4,357,345.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $4,420,801 and $4,136,978 respectively.

(a)
  Fair valued security.

(b)
  Issue in default.

(c)
  Issuer in bankruptcy.

(d)
  PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

(e)
  Loan participation agreement.

 (f)
  Restricted security.

(g)
  Foreign security.

(h)
  Principal amount denominated in Euro.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended December 31, 2002

                                                     INTERNATIONAL      INTERNATIONAL         FOCUSED             SMALL
                                                     OPPORTUNITIES          VALUE             EQUITIES           COMPANY
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                     -----------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $18,439, $40,615, $22,418, $221, $1,254, $11,629,
  $0, $0, $898, $87 and $351, respectively)........  $      156,925     $      520,608     $      693,964     $       58,168
Dividend income from affiliated funds..............           1,399             10,630                934             20,129
Interest...........................................           6,506                 --             53,320                 --
Securities lending.................................              --                 --             13,441              4,870
                                                     --------------     --------------     --------------     --------------
    Total investment income........................         164,830            531,238            761,659             83,167
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................          94,078            160,620            835,561            125,351
Administration fee.................................          25,871             39,263            256,239             32,034
Transfer agent fees................................           3,079              5,601             31,740              3,978
Custodian fees.....................................          43,556              5,655             18,247              5,810
Trustees' fees and expenses........................          15,464             15,457             15,464             15,464
Shareholder servicing and distribution fees........          29,399             44,617            278,520             34,820
Legal and audit fees...............................          37,053             32,179             50,238             34,913
Printing expense...................................          15,570             18,198             14,925             10,426
Amortization of organization costs.................           3,836                 --              3,836              3,836
Interest expense...................................              71                 --                 56                 --
Other..............................................           1,898              1,792                118                962
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................         269,875            323,382          1,504,944            267,594
Fees waived and expenses reimbursed by investment
  advisor and/or distributor.......................        (122,695)          (102,243)          (289,250)           (94,659)
Fees reduced by credits allowed by the custodian...            (113)              (158)               (62)               (46)
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................         147,067            220,981          1,215,632            172,889
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................          17,763            310,257           (453,973)           (89,722)
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................        (516,868)           257,253         (7,701,217)          (991,286)
  Foreign currency and net other assets............          (8,281)            (2,758)            (2,435)                --
                                                     --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............        (525,149)           254,495         (7,703,652)          (991,286)
                                                     --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................        (371,377)        (4,330,998)        (9,578,843)        (3,302,604)
  Foreign currency and net other assets............          (1,168)               332                140                 --
                                                     --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......        (372,545)        (4,330,666)        (9,578,703)        (3,302,604)
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................        (897,694)        (4,076,171)       (17,282,355)        (4,293,890)
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $     (879,931)    $   (3,765,914)    $  (17,736,328)    $   (4,383,612)
                                                     ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

                                         CAPITAL           MIDCAP                            ASSET          HIGH YIELD
     21ST CENTURY        GROWTH           GROWTH           GROWTH           VALUE          ALLOCATION          BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
            29,691   $      450,670   $      139,323   $       26,858   $      340,779   $       79,900   $       63,959
    $
               819              971           14,089           16,269           13,321           27,186           35,170
             6,056           36,556               --              128            2,708          156,576        2,439,717
               336            8,932               --               --            1,707              682            7,767
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            36,902          497,129          153,412           43,255          358,515          264,344        2,546,613
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            37,877          500,418           93,859           45,476          101,643           63,311          137,594
            11,616          153,462           33,212           16,092           35,966           22,402           57,539
             1,364           18,622            3,937            1,795            4,377            2,812            7,044
             6,462           12,823            3,576            8,550            4,967            4,259            7,868
            15,464           15,464           15,464           15,457           15,464           15,464           15,461
            12,626          166,806           36,100           17,491           39,094           24,350           62,542
            26,733           57,917           35,398           22,854           35,208           34,043           37,772
            12,300           15,431            6,665           12,302            6,663           20,803           31,291
             3,836            3,836            3,836               --            3,836            3,836               --
                --               44                9               --               14               --               --
               716              134              524              879              797              870            1,840
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           128,994          944,957          232,580          140,896          248,029          192,150          358,951
           (73,687)        (182,115)         (89,770)         (70,909)         (92,577)         (95,549)        (109,020)
               (99)             (55)             (18)             (23)             (18)             (24)             (88)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            55,208          762,787          142,792           69,964          155,434           96,577          249,843
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           (18,306)        (265,658)          10,620          (26,709)         203,081          167,767        2,296,770
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (325,799)      (5,899,546)      (4,541,634)      (1,174,942)      (1,623,203)      (1,149,095)        (196,988)
               164           (2,464)              --               --               --               --           (7,601)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (325,635)      (5,902,010)      (4,541,634)      (1,174,942)      (1,623,203)      (1,149,095)        (204,589)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (130,891)      (5,071,304)        (872,808)      (1,422,200)      (2,109,751)        (469,219)      (1,344,444)
                --              159               --               --               --               --           (5,718)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (130,891)      (5,071,145)        (872,808)      (1,422,200)      (2,109,751)        (469,219)      (1,350,162)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (456,526)     (10,973,155)      (5,414,442)      (2,597,142)      (3,732,954)      (1,618,314)      (1,554,751)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    $     (474,832)  $  (11,238,813)  $   (5,403,822)  $   (2,623,851)  $   (3,529,873)  $   (1,450,547)  $      742,019
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                           INTERNATIONAL OPPORTUNITIES              INTERNATIONAL VALUE
                                                                    PORTFOLIO                            PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           12/31/02           12/31/01           12/31/02          12/31/01
                                                        ----------------------------------------------------------------------
Net investment income/(loss)........................    $       17,763     $       69,235     $      310,257    $       75,957
Net realized gain/(loss) on investments.............          (525,149)        (3,982,093)           254,495            61,576
Net change in unrealized appreciation/(depreciation)
  of investments....................................          (372,545)         1,949,247         (4,330,666)         (653,949)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................          (879,931)        (1,963,611)        (3,765,914)         (516,416)
Distributions to shareholders from net investment
  income............................................            (4,520)           (25,031)          (293,076)          (71,488)
Distributions to shareholders from net realized gain
  on investments....................................                --             (3,715)          (256,485)          (56,301)
Net increase/(decrease) in net assets from Fund
  share transactions................................         4,373,767           (615,151)        12,231,954        10,028,858
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............         3,489,316         (2,607,508)         7,916,479         9,384,653
NET ASSETS:
Beginning of period.................................        11,329,884         13,937,392         11,506,197         2,121,544
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $   14,819,200     $   11,329,884     $   19,422,676    $   11,506,197
                                                        ==============     ==============     ==============    ==============
Undistributed net investment income/(accumulated net
  investment loss) at end of period.................    $        4,962     $           --     $       18,074    $        3,651
                                                        ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

      FOCUSED EQUITIES PORTFOLIO          SMALL COMPANY PORTFOLIO           21ST CENTURY PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       12/31/02         12/31/01         12/31/02         12/31/01         12/31/02         12/31/01
-------------------------------------------------------------------------------------------------------
    $     (453,973)  $      (95,435)  $      (89,722)  $      (30,864)  $      (18,306)  $      (17,881)
        (7,703,652)     (25,604,152)        (991,286)         152,452         (325,635)      (2,092,170)
        (9,578,703)      (1,239,264)      (3,302,604)         403,036         (130,891)         726,986
    --------------   --------------   --------------   --------------   --------------   --------------
       (17,736,328)     (26,938,851)      (4,383,612)         524,624         (474,832)      (1,383,065)
                --               --               --               --               --               --
                --               --          (13,203)         (50,371)              --               --
         2,512,933       (5,035,818)       8,106,055        2,776,206        1,176,086        1,101,301
    --------------   --------------   --------------   --------------   --------------   --------------
       (15,223,395)     (31,974,669)       3,709,240        3,250,459          701,254         (281,764)
       116,739,446      148,714,115       12,578,661        9,328,202        4,825,482        5,107,246
    --------------   --------------   --------------   --------------   --------------   --------------
    $  101,516,051   $  116,739,446   $   16,287,901   $   12,578,661   $    5,526,736   $    4,825,482
    ==============   ==============   ==============   ==============   ==============   ==============
    $           --   $           --   $           --   $           --   $          (52)  $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                GROWTH PORTFOLIO                  CAPITAL GROWTH PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           12/31/02           12/31/01           12/31/02          12/31/01
                                                        ----------------------------------------------------------------------
Net investment income/(loss)........................    $     (265,658)    $     (110,360)    $       10,620    $       34,173
Net realized gain/(loss) on investments.............        (5,902,010)       (15,634,755)        (4,541,634)       (1,840,992)
Net change in unrealized appreciation/(depreciation)
  of investments....................................        (5,071,145)          (685,767)          (872,808)         (853,840)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................       (11,238,813)       (16,430,882)        (5,403,822)       (2,660,659)
Distributions to shareholders from net investment
  income............................................                --             (1,084)           (16,833)          (27,347)
Distributions to shareholders from net realized gain
  on investments....................................                --                 --                 --                --
Net increase/(decrease) in net assets from Fund
  share transactions................................        (4,363,811)        (1,808,695)          (438,973)       (1,508,624)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............       (15,602,624)       (18,240,661)        (5,859,628)       (4,196,630)
NET ASSETS:
Beginning of period.................................        72,550,273         90,790,934         18,345,727        22,542,357
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $   56,947,649     $   72,550,273     $   12,486,099    $   18,345,727
                                                        ==============     ==============     ==============    ==============
Undistributed net investment income/(accumulated net
  investment loss) at end of period.................    $           --     $           --     $        5,504    $       11,569
                                                        ==============     ==============     ==============    ==============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

      MIDCAP GROWTH PORTFOLIO                 VALUE PORTFOLIO             ASSET ALLOCATION PORTFOLIO
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       12/31/02       12/31/01(A)        12/31/02         12/31/01         12/31/02         12/31/01
-------------------------------------------------------------------------------------------------------

    $      (26,709)  $       (2,277)  $      203,081   $      114,690   $      167,767   $      199,320
        (1,174,942)         (58,729)      (1,623,203)        (398,209)      (1,149,095)        (115,531)

        (1,422,200)         (40,784)      (2,109,751)        (484,545)        (469,219)        (496,276)
    --------------   --------------   --------------   --------------   --------------   --------------
        (2,623,851)        (101,790)      (3,529,873)        (768,064)      (1,450,547)        (412,487)
                --               --         (196,629)        (112,446)        (166,471)        (199,217)

                --               --               --               --               --               --

        11,705,397        3,661,520        9,307,816        3,824,205        2,167,770        3,375,363
    --------------   --------------   --------------   --------------   --------------   --------------
         9,081,546        3,559,730        5,581,314        2,943,695          550,752        2,763,659

         3,559,730               --       14,016,567       11,072,872       10,085,088        7,321,429
    --------------   --------------   --------------   --------------   --------------   --------------
    $   12,641,276   $    3,559,730   $   19,597,881   $   14,016,567   $   10,635,840   $   10,085,088
    ==============   ==============   ==============   ==============   ==============   ==============

    $           --   $           --   $        7,020   $        5,889   $        2,970   $        1,674
    ==============   ==============   ==============   ==============   ==============   ==============

        HIGH YIELD BOND PORTFOLIO
---  -------------------------------
       YEAR ENDED       YEAR ENDED
        12/31/02         12/31/01
---  -------------------------------
<$i
<$d
     $    2,296,770   $    1,468,103
           (204,589)         180,211
<$i
<$d
         (1,350,162)        (707,440)
     --------------   --------------
            742,019          940,874
         (2,388,785)      (1,470,381)
<$i
<$d
                 --               --
<$i
<$d
         19,724,013        7,962,790
     --------------   --------------
         18,077,247        7,433,283
<$i
<$d
         17,276,363        9,843,080
     --------------   --------------
     $   35,353,610   $   17,276,363
     ==============   ==============
<$i
<$d
     $      (75,336)  $       (7,501)
     ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                 INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................     644,302    $  6,422,328         161,376    $  1,798,873
Issued as reinvestment of dividends..................         474           4,520           2,956          28,746
Repurchased..........................................    (196,803)     (2,053,081)       (224,887)     (2,442,770)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     447,973    $  4,373,767         (60,555)   $   (615,151)
                                                       ==========    ============      ==========    ============

                                                                     INTERNATIONAL VALUE PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   1,888,271    $ 15,418,628       1,171,946    $ 10,245,391
Issued as reinvestment of dividends..................      81,427         549,561          15,461         127,789
Repurchased..........................................    (505,453)     (3,736,235)        (42,276)       (344,322)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   1,464,245    $ 12,231,954       1,145,131    $ 10,028,858
                                                       ==========    ============      ==========    ============

                                                                       FOCUSED EQUITIES PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   1,935,374    $ 24,407,029         766,343    $ 10,758,974
Issued as reinvestment of dividends..................          --              --              --              --
Repurchased..........................................  (1,721,976)    (21,894,096)     (1,185,194)    (15,794,792)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     213,398    $  2,512,933        (418,851)   $ (5,035,818)
                                                       ==========    ============      ==========    ============

                                                                        SMALL COMPANY PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   1,231,272    $  9,974,637         395,691    $  3,620,955
Issued as reinvestment of dividends..................       1,779          13,203           5,204          50,371
Repurchased..........................................    (248,712)     (1,881,785)       (100,538)       (895,120)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     984,339    $  8,106,055         300,357    $  2,776,206
                                                       ==========    ============      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                         21ST CENTURY PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................     557,168    $  3,382,754         371,831    $  2,350,052
Issued as reinvestment of dividends..................          --              --              --              --
Repurchased..........................................    (364,272)     (2,206,668)       (199,609)     (1,248,751)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     192,896    $  1,176,086         172,222    $  1,101,301
                                                       ==========    ============      ==========    ============

                                                                            GROWTH PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................     885,766    $ 11,077,534         590,033    $  8,260,911
Issued as reinvestment of dividends..................          --              --              94           1,084
Repurchased..........................................  (1,233,283)    (15,441,345)       (754,951)    (10,070,690)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................    (347,517)   $ (4,363,811)       (164,824)   $ (1,808,695)
                                                       ==========    ============      ==========    ============

                                                                        CAPITAL GROWTH PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................     378,133    $  2,887,275         207,181    $  2,172,665
Issued as reinvestment of dividends..................       2,334          16,833           2,793          27,347
Repurchased..........................................    (427,026)     (3,343,081)       (356,918)     (3,708,636)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     (46,559)   $   (438,973)       (146,944)   $ (1,508,624)
                                                       ==========    ============      ==========    ============

                                                                        MIDCAP GROWTH PORTFOLIO
                                                               YEAR ENDED                     PERIOD ENDED
                                                           DECEMBER 31, 2002              DECEMBER 31, 2001(A)
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   2,121,733    $ 13,322,240         440,309    $  3,804,357
Issued as reinvestment of dividends..................          --              --              --              --
Repurchased..........................................    (274,831)     (1,616,843)        (18,364)       (142,837)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   1,846,902    $ 11,705,397         421,945    $  3,661,520
                                                       ==========    ============      ==========    ============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            VALUE PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   1,526,476    $ 13,643,237         472,360    $  4,901,271
Issued as reinvestment of dividends..................      24,283         196,629          10,946         112,446
Repurchased..........................................    (495,040)     (4,532,050)       (114,606)     (1,189,512)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   1,055,719    $  9,307,816         368,700    $  3,824,205
                                                       ==========    ============      ==========    ============

                                                                       ASSET ALLOCATION PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................     589,978    $  5,040,512         421,173    $  4,136,852
Issued as reinvestment of dividends..................      20,778         166,471          21,128         199,217
Repurchased..........................................    (354,856)     (3,039,213)        (98,914)       (960,706)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     255,900    $  2,167,770         343,387    $  3,375,363
                                                       ==========    ============      ==========    ============

                                                                       HIGH YIELD BOND PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2002               DECEMBER 31, 2001
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   2,375,310    $ 20,983,295         726,456    $  6,897,927
Issued as reinvestment of dividends..................     283,374       2,388,785         166,177       1,470,381
Repurchased..........................................    (421,679)     (3,648,067)        (42,850)       (405,518)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   2,237,005    $ 19,724,013         849,783    $  7,962,790
                                                       ==========    ============      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD     (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2002#....................   $10.44       $ 0.02         $(0.79)          $(0.77)         $(0.00)***
Year ended 12/31/2001#....................    12.17         0.06          (1.77)           (1.71)          (0.02)
Year ended 12/31/2000.....................    14.35         0.02          (1.99)           (1.97)          (0.02)
Year ended 12/31/1999#....................    10.28         0.06           4.35             4.41           (0.05)
Period ended 12/31/1998*..................    10.00         0.06           0.25             0.31           (0.03)##
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2002#....................   $ 8.40       $ 0.14         $(1.49)          $(1.35)         $(0.11)
Year ended 12/31/2001#....................     9.43         0.11          (1.05)           (0.94)          (0.05)
Period ended 12/31/2000**.................    10.00         0.04          (0.57)           (0.53)          (0.04)
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2002#....................   $13.42       $(0.05)        $(1.98)          $(2.03)         $   --
Year ended 12/31/2001#....................    16.31        (0.01)         (2.88)           (2.89)             --
Year ended 12/31/2000#....................    19.71         0.01          (3.09)           (3.08)          (0.01)
Year ended 12/31/1999#....................    13.00        (0.03)          6.90             6.87              --
Period ended 12/31/1998*..................    10.00         0.02           3.00             3.02           (0.02)##
SMALL COMPANY PORTFOLIO
Year ended 12/31/2002#....................   $ 9.72       $(0.05)        $(2.51)          $(2.56)         $   --
Year ended 12/31/2001#....................     9.39        (0.03)          0.40             0.37              --
Year ended 12/31/2000#....................     9.55         0.03           1.03             1.06           (0.44)
Year ended 12/31/1999#....................     9.03         0.01           0.52             0.53           (0.01)
Period ended 12/31/1998*..................    10.00         0.03          (0.97)           (0.94)          (0.03)##
21ST CENTURY PORTFOLIO
Year ended 12/31/2002#....................   $ 6.22       $(0.02)        $(0.49)          $(0.51)         $   --
Year ended 12/31/2001#....................     8.47        (0.03)         (2.22)           (2.25)             --
Year ended 12/31/2000.....................    11.63        (0.03)         (3.13)           (3.16)             --
Year ended 12/31/1999#....................    10.62         0.02           1.02             1.04           (0.03)
Period ended 12/31/1998*..................    10.00         0.02           0.62             0.64           (0.02)##


                                              DISTRIBUTIONS
                                                FROM NET
                                                REALIZED
                                                  GAINS
                                            -----------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2002#....................       $   --
Year ended 12/31/2001#....................        (0.00)***
Year ended 12/31/2000.....................        (0.19)
Year ended 12/31/1999#....................        (0.29)
Period ended 12/31/1998*..................           --
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2002#....................       $(0.09)
Year ended 12/31/2001#....................        (0.04)
Period ended 12/31/2000**.................           --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2002#....................       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000#....................        (0.31)
Year ended 12/31/1999#....................        (0.16)
Period ended 12/31/1998*..................           --
SMALL COMPANY PORTFOLIO
Year ended 12/31/2002#....................       $(0.01)
Year ended 12/31/2001#....................        (0.04)
Year ended 12/31/2000#....................        (0.44)
Year ended 12/31/1999#....................           --
Period ended 12/31/1998*..................           --
21ST CENTURY PORTFOLIO
Year ended 12/31/2002#....................       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000.....................           --
Year ended 12/31/1999#....................           --
Period ended 12/31/1998*..................           --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 7, 2000.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                     RATIO OF        RATIO OF                     RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO      EXPENSES
  FROM PAID          AND         END OF      TOTAL       PERIOD       AVERAGE       TO AVERAGE     TURNOVER      TO AVERAGE
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

   $   --          $(0.00)***    $ 9.67       (7.35)%   $ 14,819       1.25%(a)(b)      0.15%         175%          2.29%(a)
       --           (0.02)        10.44      (13.98)      11,330    1.25(a)(b)         0.57           304        2.52(a)
       --           (0.21)        12.17      (13.81)      13,937       1.25            0.20            30           2.20
       --           (0.34)        14.35       43.05        5,898       1.25            0.43            24           2.64
       --           (0.03)##      10.28        3.11        2,310      1.25+            1.09+           16          4.09+

   $   --          $(0.20)       $ 6.85      (16.04)%   $ 19,423       1.25%(a)        1.74%           15%          1.81%(a)
       --           (0.09)         8.40       (9.87)      11,506       1.25            1.25            10           3.04
       --           (0.04)         9.43       (5.35)       2,122      1.25+            1.32+            2       7.59+(a)

   $   --          $   --        $11.39      (15.13)%   $101,516       1.09%(a)(b)     (0.41)%        119%          1.35%(a)
       --              --         13.42      (17.72)     116,739    1.10(a)           (0.08)          128        1.38(a)
       --           (0.32)##      16.31      (15.82)     148,714    1.10(a)(b)         0.06           141        1.36(a)
       --           (0.16)        19.71       53.28      113,115    1.10(a)           (0.17)          134        1.38(a)
       --           (0.02)##      13.00       30.16       24,521    1.10+(a)           0.33+          236       1.94+(a)

   $   --          $(0.01)       $ 7.15      (26.37)%   $ 16,288       1.25%(a)       (0.64)%          48%          1.92%(a)
       --           (0.04)         9.72        3.93       12,579    1.07(a)(b)        (0.31)           70        2.14(a)
    (0.34)          (1.22)         9.39       10.84        9,328    0.68(a)            0.31            94        1.92(a)
       --           (0.01)         9.55        5.92        7,187       0.75            0.14            55           1.21
       --           (0.03)##       9.03       (9.35)       6,098    0.75+(a)           0.49+           44       1.70+(a)

   $   --          $   --        $ 5.71       (8.20)%   $  5,527       1.10%(a)       (0.36)%         352%          2.55%(a)
       --              --          6.22      (26.56)       4,825    1.07(a)           (0.42)          373        3.45(a)
       --              --          8.47      (27.17)       5,107    1.00(a)           (0.25)          140        2.25(a)
       --           (0.03)        11.63        9.75        7,684    1.00(a)(b)         0.22            50        1.81(a)
       --           (0.02)##      10.62        6.44        4,796    1.00+(a)           0.44+           40       2.41+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GROWTH PORTFOLIO
Year ended 12/31/2002#....................   $13.45        $(0.05)          $(2.12)          $(2.17)         $   --
Year ended 12/31/2001#....................    16.33         (0.02)           (2.86)           (2.88)          (0.00)***
Year ended 12/31/2000#....................    18.86          0.00***         (2.34)           (2.34)          (0.00)***
Year ended 12/31/1999#....................    12.16         (0.03)            6.73             6.70              --
Period ended 12/31/1998*..................    10.00          0.02             2.16             2.18           (0.02)##
CAPITAL GROWTH PORTFOLIO
Year ended 12/31/2002#....................   $10.08        $ 0.01           $(3.04)          $(3.03)         $(0.01)
Year ended 12/31/2001#....................    11.46          0.02            (1.38)           (1.36)          (0.02)
Year ended 12/31/2000.....................    13.03          0.07            (1.57)           (1.50)          (0.07)
Year ended 12/31/1999#....................    11.06          0.08             1.95             2.03           (0.06)
Period ended 12/31/1998*..................    10.00          0.06             1.07             1.13           (0.07)##
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2002#....................   $ 8.44        $(0.02)          $(2.85)          $(2.87)         $   --
Period ended 12/31/2001**#................    10.00         (0.02)           (1.54)           (1.56)             --
VALUE PORTFOLIO
Year ended 12/31/2002#....................   $10.39        $ 0.12           $(2.27)          $(2.15)         $(0.09)
Year ended 12/31/2001#....................    11.29          0.10            (0.91)           (0.81)          (0.09)
Year ended 12/31/2000#....................    10.61          0.12             0.67             0.79           (0.11)
Year ended 12/31/1999#....................    10.41          0.07             0.19             0.26           (0.06)
Period ended 12/31/1998*..................    10.00          0.04             0.41             0.45           (0.04)##
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2002#....................   $ 9.46        $ 0.15           $(1.43)          $(1.28)         $(0.13)
Year ended 12/31/2001#....................    10.13          0.22            (0.70)           (0.48)          (0.19)
Year ended 12/31/2000.....................     9.65          0.31             0.48             0.79           (0.31)
Year ended 12/31/1999#....................     9.68          0.20            (0.06)            0.14           (0.17)
Period ended 12/31/1998*..................    10.00          0.09            (0.31)           (0.22)          (0.10)##
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2002#....................   $ 8.87        $ 0.80           $(0.61)          $ 0.19          $(0.61)
Year ended 12/31/2001#....................     8.96          1.07            (0.33)            0.74           (0.83)
Period ended 12/31/2000**.................    10.00          0.50            (1.03)           (0.53)          (0.51)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
GROWTH PORTFOLIO
Year ended 12/31/2002#....................     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.19)
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
CAPITAL GROWTH PORTFOLIO
Year ended 12/31/2002#....................     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2002#....................     $   --
Period ended 12/31/2001**#................         --
VALUE PORTFOLIO
Year ended 12/31/2002#....................     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2002#....................     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2002#....................     $   --
Year ended 12/31/2001#....................         --
Period ended 12/31/2000**.................         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond and MidCap Growth commenced operations on July 7, 2000 and
    May 1, 2001, respectively.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                           RATIO OF        RATIO OF                     RATIO OF
    TOTAL       NET ASSET                    NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                        END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL          PERIOD       AVERAGE        AVERAGE       TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD        RETURN++        (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $   --        $11.28         (16.13)%      $56,948         1.14%(a)(b)     (0.40)%       107%          1.42%(a)
    (0.00)***     13.45         (17.63)        72,550         1.10(a)       (0.14)          113           1.43(a)
    (0.19)        16.33         (12.42)        90,791         1.10(a)(b)      0.01          122           1.39(a)
       --         18.86          55.10         64,049         1.10(a)       (0.20)          110           1.41(a)
    (0.02)##      12.16          21.80         15,576         1.10+(a)       0.40+          184           1.99+(a)

   $(0.01)       $ 7.04         (30.06)%      $12,486         1.00%(a)(b)      0.07%        153%          1.61%(a)
    (0.02)        10.08         (11.91)        18,346         0.89(a)(b)      0.17          167        1.51(a)
    (0.07)        11.46         (11.51)        22,542         0.75(a)        0.63            80           1.28(a)
    (0.06)        13.03          18.27         20,680         0.75(a)        0.64            76           1.07(a)
    (0.07)##      11.06          11.39          9,931         0.75+(a)       1.04+           16           1.62+(a)

   $   --        $ 5.57         (34.00)%      $12,641         1.00%(a)      (0.38)%          49%          2.02%(a)
       --          8.44         (15.60)         3,560         1.00+(a)      (0.19)+          20           5.73+(a)

   $(0.09)       $ 8.15         (20.73)%      $19,598         1.00%(a)(b)      1.30%         89%          1.59%(a)
    (0.09)        10.39          (7.20)        14,017         1.00(a)        1.00           168           2.00(a)
    (0.11)        11.29           7.47         11,073         1.00(a)(b)      1.12          174           1.87(a)
    (0.06)        10.61           2.50         10,645         1.00(a)        0.67            82           1.68(a)
    (0.04)##      10.41           4.48          5,645         1.00+(a)       0.83+           27           2.32+(a)

   $(0.13)       $ 8.05         (13.54)%      $10,636         1.00%(a)       1.72%          372%          1.97%(a)
    (0.19)         9.46          (4.72)        10,085         1.00(a)        2.31           273           2.34(a)
    (0.31)        10.13           8.14          7,321         1.00(a)        3.38           210           2.21(a)
    (0.17)         9.65           1.44          6,548         1.00(a)        2.01            75           1.79(a)
    (0.10)##       9.68          (2.23)         3,823         1.00+(a)       2.36+           94           2.71+(a)

   $(0.61)       $ 8.45           2.18%       $35,354         1.00%(a)       9.19%           62%          1.44%(a)
    (0.83)         8.87           8.32         17,276         1.00(a)       11.43            64           2.13(a)
    (0.51)         8.96          (5.34)         9,843         1.00+         10.68+           74           1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS                            DECEMBER 31, 2002

Nations Separate Account Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eleven portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations Capital Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). International Value Portfolio is no longer accepting new investments from current or prospective investors. Please see the Portfolio's current prospectus for more information. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Opportunities --   Seeks long-term growth of capital.
International Value --           Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.
Focused Equities --              Seeks long-term growth of capital.
Small Company --                 Seeks long-term capital growth by investing primarily in
                                 equity securities.
21st Century --                  Seeks long-term growth of capital.
Growth --                        Seeks long-term growth of capital.
Capital Growth --                Seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.
MidCap Growth --                 Seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term
                                 earnings growth prospects.
Value --                         Seeks growth of capital by investing in companies that are believed to be undervalued.
Asset Allocation --              Seeks to obtain long-term growth from capital appreciation, and dividend and interest income.
High Yield Bond --               Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the Fund's prospectus.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Loan Participations: The High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002


("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios, with the exception of International Value, MidCap Growth and High Yield Bond, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each
Portfolio:

PORTFOLIO                                                    ANNUAL RATE
------------------------------------------------------------------------
International Value, Small Company..........................       0.90%
International Opportunities.................................       0.80%
Focused Equities, 21st Century, Growth......................       0.75%
Capital Growth, MidCap Growth, Value, Asset Allocation......       0.65%
High Yield Bond.............................................       0.55%

The Trust has, on behalf of the Small Company, Capital Growth, MidCap Growth, Value and Asset Allocation Portfolios, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of each Portfolio's average daily net assets.

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, LLC ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% in excess of $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the year ended December 31, 2002, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and/or Stephens may, from time to time, reduce their fees payable by each Portfolio. During the year ended December 31, 2002 and until April 30, 2003, BA Advisors and/or the sub-advisers and/or Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio, MidCap Growth Portfolio, Value Portfolio, Asset Allocation Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio and 1.25% for the International Opportunities Portfolio, International Value Portfolio and Small Company Portfolio. For the period January 1, 2002 through April 30, 2002, BA Advisors and/or the sub-advisors and/or Stephens agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded an annual rate of 1.10% for the Focused Equities Portfolio and Growth Portfolio. Effective May 1, 2002, the expense limitations were discontinued for the Focused Equities Portfolio and Growth Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the year ended December 31, 2002, expenses of the Trust were reduced by $704 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the year ended December 31, 2002, the Focused Equities Portfolio, 21st Century Portfolio and the Growth Portfolio paid commissions of $13,945, $1,014 and $7,361, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BA Advisors. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Portfolio's Statement of net assets. The Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. The Trust's eligible Trustees had the option of a rollover into the deferred compensation

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002


plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003. The liability for the retirement plan is included in "Accrued Trustees' fees and expenses" in each Portfolio's Statement of net assets.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the year ended December 31, 2002 and until April 30, 2003, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees.

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2002, were as follows:

PORTFOLIO                                                       PURCHASES          SALES
--------------------------------------------------------------------------------------------
International Opportunities.................................  $  23,926,059    $  20,238,002
International Value.........................................     14,979,805        2,562,442
Focused Equities............................................    129,117,904      127,969,094
Small Company...............................................     12,340,968        6,232,149
21st Century................................................     17,896,270       16,664,098
Growth......................................................     69,231,127       72,356,307
Capital Growth..............................................     21,444,511       22,417,452
MidCap Growth...............................................     13,852,603        3,080,571
Value.......................................................     22,801,852       13,509,368
Asset Allocation............................................      9,722,809        9,779,279
High Yield Bond.............................................     32,744,526       13,837,205

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2002, were as follows:

PORTFOLIO                                                      PURCHASES         SALES
------------------------------------------------------------------------------------------
Asset Allocation............................................  $ 28,444,329    $ 26,360,858
High Yield Bond.............................................       256,838         272,911

5. SHARES OF BENEFICIAL INTEREST

At December 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2002, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                     % OF SHARES HELD
------------------------------------------------------------------------------
Small Company...............................................        27.9%
Capital Growth..............................................        27.3
High Yield Bond.............................................        41.3

6. LINES OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At December 31, 2002, there were no loans outstanding under this Agreement. For the year ended December 31, 2002, borrowings by the Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                AMOUNT          AVERAGE
PORTFOLIO                                                     OUTSTANDING    INTEREST RATE
------------------------------------------------------------------------------------------
International Opportunities.................................  $  283,000         2.25%
Focused Equities............................................   1,366,167         2.22
Growth......................................................     286,250         2.23
Capital Growth..............................................      51,000         2.21
Value.......................................................     114,500         2.21

The average amount outstanding was calculated based on daily balances in the period.

7. SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At December 31, 2002, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES    OF COLLATERAL
------------------------------------------------------------------------------------------------
Focused Equities............................................     $3,602,150         $3,767,357
Small Company...............................................      2,466,830          2,565,165
21st Century................................................        597,346            604,538
Growth......................................................      4,793,733          4,932,449
Value.......................................................      2,187,180          2,250,829
Asset Allocation............................................        219,881            224,470
High Yield Bond.............................................      4,136,978          4,357,345

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002


8. INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                                 NET TAX
                                                                                               UNREALIZED
                                                                                              APPRECIATION/
                                                                             NET TAX        (DEPRECIATION) ON
                                                                           UNREALIZED        DERIVATIVES AND     UNDISTRIBUTED
                           COST OF         GROSS TAX      GROSS TAX       APPRECIATION/     FOREIGN CURRENCY    ORDINARY INCOME/
                         INVESTMENTS       UNREALIZED     UNREALIZED    (DEPRECIATION) OF        AND NET          (ACCUMULATED
PORTFOLIO              FOR TAX PURPOSES   APPRECIATION   DEPRECIATION      INVESTMENTS        OTHER ASSETS       ORDINARY LOSS)
--------------------------------------------------------------------------------------------------------------------------------
International
  Opportunities......    $ 14,765,401      $1,041,497    $  (431,765)      $   609,732            $(502)            $ 4,962
International
  Value..............      24,405,920         337,470     (5,343,752)       (5,006,282)             343              18,074
Focused Equities.....     103,186,450       6,820,797     (5,239,432)        1,581,365              140                  --
Small Company........      21,333,938         712,962     (3,110,997)       (2,398,035)              --                  --
21st Century.........       5,887,359         377,722       (173,307)          204,415               --                 (52)
Growth...............      59,622,090       5,134,465     (3,068,793)        2,065,672              159                  --
Capital Growth.......      12,558,139         497,556       (625,590)         (128,034)              --               5,504
MidCap Growth........      14,146,961         258,959     (1,799,287)       (1,540,328)              --                  --
Value................      23,034,727         421,521     (1,862,628)       (1,441,107)              --               7,020
Asset Allocation.....      13,130,034         215,228       (859,628)         (644,400)              --               2,970
High Yield Bond......      42,219,724       1,454,130     (4,515,465)       (3,061,335)              --                  --


                        UNDISTRIBUTED
                       LONG-TERM GAINS/
                         (ACCUMULATED
PORTFOLIO               CAPITAL LOSS)
---------------------  ----------------
International
  Opportunities......    $ (4,016,661)
International
  Value..............           3,319
Focused Equities.....     (38,852,074)
Small Company........      (1,001,016)
21st Century.........      (3,048,326)
Growth...............     (22,042,779)
Capital Growth.......      (7,426,776)
MidCap Growth........      (1,156,327)
Value................      (2,130,892)
Asset Allocation.....      (1,302,319)
High Yield Bond......        (173,288)

At December 31, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                      EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN    EXPIRING IN
PORTFOLIO                                                2006          2007          2008          2009           2010
--------------------------------------------------------------------------------------------------------------------------
International Opportunities.........................   $     --      $     --     $       --    $ 3,416,389    $   582,100
Focused Equities....................................         --            --      5,660,894     23,143,672     10,047,508
Small Company.......................................         --            --             --             --        876,808
21st Century........................................     78,483            --        530,720      2,092,294        237,966
Growth..............................................         --            --        262,272     13,882,689      7,897,818
Capital Growth......................................     36,966       221,488        517,769      1,966,000      4,631,508
MidCap Growth.......................................         --            --             --         57,066      1,091,297
Value...............................................         --       169,864             --        397,152      1,490,211
Asset Allocation....................................    178,334        74,210             --             --        872,757
High Yield..........................................         --            --             --             --        173,288

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2002, the following Portfolios have elected to defer losses occurring between November 1, 2002 and December 31, 2002 under these rules, as follows:

                                                              CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                                                        DEFERRED         DEFERRED
----------------------------------------------------------------------------------------------
International Opportunities.................................     $ 18,172           $ --
International Value.........................................           --            228
Small Company...............................................      124,208             --
21st Century................................................      108,863             52
Capital Growth..............................................       53,045             --
MidCap Growth...............................................        7,964             --
Value.......................................................       73,665             --
Asset Allocation............................................      177,018             --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2003.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




The tax composition of distributions (other than return of capital dividends for the years) were as follows:

                                                                           2002                              2001
                                                              -------------------------------   -------------------------------
                                                                                  LONG-TERM                         LONG-TERM
PORTFOLIO                                                     ORDINARY INCOME   CAPITAL GAINS   ORDINARY INCOME   CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------------
International Opportunities.................................    $    4,520         $    --        $   28,746         $    --
International Value.........................................       517,360          32,201           127,789              --
Focused Equities............................................            --              --                --              --
Small Company...............................................            --          13,203                --          50,371
21st Century................................................            --              --                --              --
Growth......................................................            --              --             1,084              --
Capital Growth..............................................        16,833              --            27,347              --
MidCap Growth...............................................            --              --                --              --
Value.......................................................       196,629              --           112,446              --
Asset Allocation............................................       166,471              --           199,217              --
High Yield Bond.............................................     2,388,785              --         1,470,831              --

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for net operating losses and foreign currency gains and losses.

9. COMMITMENTS AND CONTINGENCIES

As of December 31, 2002, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER                                                      UNFUNDED COMMITMENT
---------------------------------------------------------------------------------
Owens Corning, Inc..........................................        $ 6,201
Qwest Services Corporation..................................         45,900

10. RESTRICTED SECURITIES

Certain securities may have been subject to legal restrictions and may be difficult to sell. No Portfolio will invest more than 10% of the value of its net assets in securities that are considered restricted.

The following securities are considered restricted as to resale at December 31, 2002 for the High Yield Bond Portfolio.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002


                                                                       PRINCIPAL                             PERCENTAGE
                                                                        AMOUNT/                   VALUE        OF NET
SECURITY                                            ACQUISITION DATE    SHARES        COST       12/31/02      ASSETS
-----------------------------------------------------------------------------------------------------------------------
AES Corporation Common Stock(g)...................  12/12/02            120,000    $    2,160   $    2,160    0.0%*
Ermis Maritime Holdings Ltd., 12.500% due
  12/31/04(c)(g)..................................  02/22/01             20,138        18,374       17,150     0.0*
Ermis Maritime Holding Ltd., Preferred Stock(g)...  02/22/01                524            --            5     0.0*
Globix Corporation, 11.000% due
  05/01/08(c)(d)(g)...............................  10/15/01-04/08/02    48,196        52,360       34,701      0.1
Globix Corporation, Common Stock..................  10/15/01-04/08/02     5,619            --        5,619     0.0*
GT Telecom Racers Notes Trust, Series A, 0.000%
  due 06/30/08(a)(b)(e)...........................  12/13/01             40,825        20,235        2,858     0.0*
GT Telecom Racers Notes Trust, Series B, 0.000%
  due 02/03/03(a)(b)(e)...........................  12/13/01             29,175        19,316        2,042     0.0*
Loral Space & Communications Warrants.............  12/31/01                803            --           40     0.0*
NII Holdings, Inc., Class B, Common Stock.........  11/14/01-11/13/02    15,061       143,467      176,966      0.5
Nextel Notes, 13.000% due 11/01/09................  09/13/02-11/12/02   169,961        95,329      125,771      0.4
NEON Communications, Inc., Preferred Stock(g).....  12/04/02              3,477        39,115       39,116      0.1
NEON Communications, Inc. Warrants(g).............  12/04/02             20,868            --          209     0.0*
NEON Communications, Inc. Warrants(g).............  12/04/02             17,391            --          174     0.0*
Ono Finance plc Warrants(d).......................  02/09/01                105        14,486            1     0.0*
Owens Corning Bank Debt, 6.750% due
  06/26/03(a)(b)(f)...............................  08/15/01-10/14/02    94,221        63,181       56,886      0.2
Pacific Gas and Electric Company Bank Debt A,
  8.000% due 12/30/06(e)(f).......................  07/10/02            135,000       129,332      128,925      0.4
Pagemart Nationwide, 15.000% due
  02/01/05(a)(b)(g)...............................  03/01/01             80,000        76,810            8     0.0*
Pegasus Promissory Note(a)(g).....................  08/24/01              1,584            --           --       --
President Casinos, Inc., 13.000% due
  09/15/03(a)(g)..................................  08/20/01             37,000        17,575       17,575     0.0*
Thermadyne Holding Corporation:
  Bank Debt Term A, 4.170% due 05/22/04(e)(f).....  03/08/02             75,000        66,522       62,250      0.2
  Bank Debt Term B, 4.420% due 05/22/05(e)(f).....  01/28/02-01/29/02    82,500        73,741       68,475      0.2
  Bank Debt Term C, 4.670% due 05/22/06(e)(f).....  01/28/02-01/29/02    82,500        73,092       68,475      0.2
TSI Telecommunication Services Inc., 6.240% due
  12/31/06(e)(f)..................................  11/27/02            243,440       226,798      226,806      0.6
Ziff Davis Media Inc. Bank Debt Term B, 6.180% due
  03/31/07(e)(f)..................................  11/06/01             48,866        35,701       40,559      0.1
                                                                                   ----------   ----------      ---
Total.............................................                                 $1,167,594   $1,076,771     3.0%
                                                                                   ==========   ==========      ===

---------------

 *  Amount represents less than 0.1%.

(a) Issue in default.

(b) Issuer in bankruptcy.

(c) PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2002.

 (f) Loan participation agreement.

(g) Fair valued security.

11. SUBSEQUENT EVENT

On October 8, 2002, the Board of Trustees of each Portfolio approved the replacement of Stephens with BA Advisors as the exclusive distributor of the shares of the Portfolios. In addition, on November 21, 2002, the Board of Trustees approved the termination of Stephens as the co-administrator with BA Advisors (which will result in BA Advisors being the sole administrator to the Portfolios) and approved the assumption by BACAP of BA Advisors' role as the primary investment adviser to the Portfolios. The transition in service providers occurred on January 1, 2003. Also, BA Advisors changed its name to BACAP Distributors, LLC on January 1, 2003.

Effective February 1, 2003, Mr. Thomas F. Marsico and Mr. James A. Hillary co-manage Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio.

Effective February 1, 2003, Mr. Hillary no longer manages Nations Marsico 21st Century Portfolio. Mr. Corydon J. Gilchrist is the portfolio manager of Nations Marsico 21st Century Portfolio.

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS SEPARATE ACCOUNT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio (formerly Nations Marsico Growth & Income Portfolio), Nations Capital Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (constituting the eleven portfolios of Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Separate Account Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term, subject to retirement from service as required (pursuant to the Trust's retirement policy) at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who served on any of the Boards as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year, may continue to serve until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

                                                                                           NUMBER OF
                                                                                           FUNDS IN FUND
                                                                                           COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS  BY TRUSTEE
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Trustee         Indefinite term;       Senior Managing Director          84
Age: 58                                 Trustee since 1999     of The Succession Fund (a
                                                               company formed to advise
                                                               and buy family owned
                                                               companies) from 1998
                                                               through April 2001.
William H. Grigg Age:   Trustee         Indefinite term;       Retired; Chairman Emeritus        88
70                                      Trustee since 1997     since July 1997, Chairman
                                                               and Chief Executive
                                                               Officer through July
                                                               1997 -- Duke Power Co.
Thomas F. Keller        Trustee         Indefinite term;       R.J. Reynolds Industries          88
Age: 71                                 Trustee since 1997     Professor of Business
                                                               Administration, Fuqua
                                                               School of Business, Duke
                                                               University, since July
                                                               1974; Dean, Fuqua School
                                                               of Business Europe, Duke
                                                               University, July 1999
                                                               through June 2001


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director, Cobra Electronics
Age: 58                 Corporation (electronic equipment
                        manufacturer), Opta Food
                        Ingredients, Inc. (food ingredients
                        manufacturer) and Golden Rule
                        Insurance Company since May, 1994;
                        Trustee, Nations Funds Family (2
                        other registered investment
                        companies)
William H. Grigg Age:   Director, The Shaw Group, Inc.; and
70                      Director and Vice Chairman, Aegis
                        Insurance Services, Ltd. (a mutual
                        fund insurance company in Bermuda);
                        Trustee, Nations Funds Family (6
                        other registered investment
                        companies)
Thomas F. Keller        Director, Wendy's International,
Age: 71                 Inc. (restaurant operating and
                        franchising); Director, Dimon, Inc.
                        (tobacco); and Director, Biogen,
                        Inc. (pharmaceutical
                        biotechnology); Trustee, Nations
                        Funds Family (6 other registered
                        investment companies)

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)




                                                                                           NUMBER OF
                                                                                           FUNDS IN FUND
                                                                                           COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS  BY TRUSTEE
----------------------------------------------------------------------------------------------------------
Carl E. Mundy, Jr.      Trustee         Indefinite term;       President and Chief               84
Age: 67                                 Trustee since 1997     Executive Officer -- USO
                                                               from May 1996 to May 2000;
                                                               Commandant -- United
                                                               States Marine Corps from
                                                               July 1991 to July 1995;
                                                               Member, Board of Advisors
                                                               to the Comptroller General
                                                               of the United States;
                                                               Chairman, Board of
                                                               Trustees, Marine Corps
                                                               University Foundation;
Dr. Cornelius J. Pings  Trustee         Indefinite term;       Retired; President,               84
Age: 73                                 Trustee since 1999     Association of American
                                                               Universities through June
                                                               1998;
A. Max Walker           Trustee and     Indefinite term;       Independent Financial             88
Age: 80                 Chairman of     Trustee since 1997     Consultant
                        the Board
Charles B. Walker Age:  Trustee         Indefinite term;       Vice Chairman and Chief           84
63                                      Trustee since 1997     Financial
                                                               Officer -- Albemarle
                                                               Corporation (chemical
                                                               manufacturing)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Trustee         Indefinite term;       Director, President and           84
Age: 65                                 Trustee since 1997     Treasurer, Saunders &
                                                               Benson, Inc. (insurance)
Robert H. Gordon        Trustee and     Indefinite term;       President of the Trust,           84
Age: 41                 Vice Chairman   Trustee since 2002     Nations Master Investment
                        of the Board                           Trust ("NMIT") and Nations
                                                               Funds Trust ("NFST") Oct.
                                                               2002; President of Nations
                                                               Balanced Target Maturity
                                                               Fund, Inc., Nations
                                                               Government Income Term
                                                               Trust 2004, Inc., Nations
                                                               Government Income Term
                                                               Trust 2003, Inc. and
                                                               Hatteras Income
                                                               Securities, Inc. since
                                                               March 1998; President and
                                                               Director, Banc of America
                                                               Capital Management LLC
                                                               ("BACAP") (or its
                                                               predecessors) since
                                                               February 1998; President,
                                                               BACAP since March 2002 and
                                                               Co-Chairman of the Board,
                                                               since January 2000; Senior
                                                               Vice-President, BACAP (or
                                                               its predecessors)
                                                               1995-February 1998; Senior
                                                               Vice President, Bank of
                                                               America since 1993.


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Carl E. Mundy, Jr.      Director -- Shering-Plough
Age: 67                 (pharmaceuticals and health care
                        products); General Dynamics
                        Corporation (defense systems);
                        trustee, Nations Funds Family (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director, Farmers Group, Inc.
Age: 73                 (insurance company); Trustee,
                        Nations Funds Family (2 other
                        registered investment companies)
A. Max Walker           Chairman and Trustee, Nations Funds
Age: 80                 Family (6 other registered
                        investment companies)
Charles B. Walker Age:  Director -- Ethyl Corporation
63                      (chemical manufacturing); Trustee,
                        Nations Funds Family (2 other
                        registered investment companies)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Director, Insurance Managers Inc.
Age: 65                 (insurance); Director, Insurance
                        Managers, Inc. (insurance);
                        Trustee, Nations Funds Family (2
                        other registered investment
                        companies)
Robert H. Gordon        Director, BACAP; Co- Chairman of
Age: 41                 the Board, BACAP; and Trustee,
                        Nations Funds Family (2 other
                        registered investment companies)

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)


                                                                                           NUMBER OF
                                                                                           FUNDS IN FUND
                                                                                           COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS  BY TRUSTEE
----------------------------------------------------------------------------------------------------------
James B. Sommers        Trustee         Indefinite term;       Retired                           84
Age: 63                                 Trustee since 1998
Thomas S. Word, Jr.     Trustee         Indefinite term;       Partner -- McGuire, Woods,        84
Age: 64                                 Trustee since 1997     Battle & Boothe LLP (law
                                                               firm)
OFFICERS
Robert H. Gordon Age:   President       Indefinite term;       President of the Trust,           88
41                                      President since 2002   NMIT and NFST since Oct.
                                                               2002; President of Nations
                                                               Balanced Target Maturity
                                                               Fund, Inc., Nations
                                                               Government Income Term
                                                               Trust 2004, Inc., Nations
                                                               Government Income Term
                                                               Trust 2003, Inc. and
                                                               Hatteras Income
                                                               Securities, Inc. since
                                                               March 1998; President and
                                                               Director, BACAP (or its
                                                               predecessors) since
                                                               February 1998; President,
                                                               BACAP since March 2002 and
                                                               Co-Chairman of the Board,
                                                               since January 2000; Senior
                                                               Vice-President, BACAP (or
                                                               its predecessors)
                                                               1995-February 1998; Senior
                                                               Vice President, Bank of
                                                               America since 1993.
Edward D. Bedard Age:   Chief           Indefinite term;       Chief Financial Officer of        88
44                      Financial       Treasurer since 2003   the Trust, NMIT and NFST
                        Officer                                since Jan. 2003; Treasurer
                                                               of the Trust, NMIT and
                                                               NFST since Oct. 2002;
                                                               Chief Financial Officer of
                                                               Nations Balanced Target
                                                               Maturity Fund, Inc.,
                                                               Nations Government Income
                                                               Term Trust 2004, Inc.,
                                                               Nations Government Income
                                                               Term Trust 2003, Inc. and
                                                               Hatteras Income
                                                               Securities, Inc. since
                                                               March 1998; Director,
                                                               BACAP (or its
                                                               predecessors) since 1997;
                                                               Senior Vice President and
                                                               Chief Operating Officer,
                                                               BACAP since 1996; and
                                                               Chief Administrative
                                                               Officer and Treasurer,
                                                               BACAP since January 2000.


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
James B. Sommers        Chairman -- Central Piedmont
Age: 63                 Community Director, College
                        Foundation; Board of Commissioners,
                        Charlotte/ Mecklenberg Hospital
                        Authority; Trustee, Central
                        Piedmont Community College, Mint
                        Museum of Art; Trustee, Nations
                        Funds Family (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 64                 Furniture Company, Inc.
                        (furniture); Trustee, Nations Funds
                        Family (2 other registered
                        investment companies)
OFFICERS
Robert H. Gordon Age:   Director, BACAP; Co- Chairman of
41                      the Board, BACAP.
Edward D. Bedard Age:   None
44

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)




                                                                                           NUMBER OF
                                                                                           FUNDS IN FUND
                                                                                           COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS  BY TRUSTEE
----------------------------------------------------------------------------------------------------------
OFFICERS
Gerald Murphy           Treasurer       Indefinite term;       Treasurer of the Trust,           88
Age: 42                                 Treasurer since 2003   NMIT and NFST since Jan.
                                                               2003; Treasurer of Nations
                                                               Balanced Target Maturity
                                                               Fund, Inc., Nations
                                                               Government Income Term
                                                               Trust 2004, Inc., Nations
                                                               Government Income Term
                                                               Trust 2003, Inc. and
                                                               Hatteras Income
                                                               Securities, Inc. since
                                                               1999; Senior Vice
                                                               President, BACAP (or its
                                                               predecessors) since 1998;
                                                               Vice President, Citibank
                                                               1997-December 1998.
Robert B. Carroll Age:  Secretary       Indefinite term;       Secretary of the Trust,           88
43                                      Secretary since 2003   NMIT and NFST since Jan.
                                                               2003; Secretary of Nations
                                                               Balanced Target Maturity
                                                               Fund, Inc. Nations
                                                               Government Income Term
                                                               Trust 2003, Inc., Nations
                                                               Government Income Term
                                                               Trust 2004, Inc. and
                                                               Hatteras Income
                                                               Securities, Inc. since
                                                               1997; Associate General
                                                               Counsel, Bank of America
                                                               Corporation since 1999;
                                                               Assistant General Counsel,
                                                               Bank of America
                                                               Corporation 1996-1999.
Brian Smith             Assistant       Indefinite term;       Asst. Treasurer of the            88
Age: 33                 Treasurer       Assistant Treasurer    Trust, NMIT, NFST and
                                        since 2003             Nations Balanced Target
                                                               Maturity Fund, Inc.
                                                               Nations Government Income
                                                               Term Trust 2003, Inc.,
                                                               Nations Government Income
                                                               Term Trust 2004, Inc. and
                                                               Hatteras Income
                                                               Securities, Inc. since
                                                               Jan. 2003; Vice President,
                                                               BACAP (or its
                                                               predecessors) since 1999;
                                                               Assistant Vice President,
                                                               BACAP (or its
                                                               predecessors) 1998-1999;
                                                               Sr. Investment Officer,
                                                               PFPC, Inc 1997-1998.


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
OFFICERS
Gerald Murphy           None
Age: 42
Robert B. Carroll Age:  None
43
Brian Smith             None
Age: 33

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)


                                                                                           NUMBER OF
                                                                                           FUNDS IN FUND
                                                                                           COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS  BY TRUSTEE
----------------------------------------------------------------------------------------------------------
OFFICERS
Paul Caldarelli         Assistant       Indefinite term;       Assistant Secretary of the        88
Age: 51                 Secretary       Assistant Secretary    Trust, NMIT, NFST and
                                        since 2003             Nations Balanced Target
                                                               Maturity Fund, Inc.
                                                               Nations Government Income
                                                               Term Trust 2003, Inc.,
                                                               Nations Government Income
                                                               Term Trust 2004, Inc. and
                                                               Hatteras Income
                                                               Securities, Inc. since
                                                               Jan. 2003; Assistant
                                                               General Counsel, Bank of
                                                               America Corporation since
                                                               2000; Associate,
                                                               Kirkpatrick & Lockhart LLP
                                                               1998-2000; Associate,
                                                               LeBoeuf, Lamb, Greene &
                                                               MacRAE, L.L.P. 1996-1998.


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
OFFICERS
Paul Caldarelli         None
Age: 51

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

                                              AIM V.I. CAPITAL APPRECIATION FUND
                                               Annual Report - December 31, 2002
















                                                          [AIM INVESTMENTS LOGO]

                       AIM V.I. CAPITAL APPRECIATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
For the year ended December 31, 2002, total returns for Series I and Series II shares of AIM V.I. Capital Appreciation Fund were -24.35% and -24.52%, respectively.* Over the same period, the Lipper Multi-Cap Growth Fund Index, the Russell 1000 Growth Index and the S&P 500 returned -29.82%, -27.88% and -22.09%, respectively.
    From our perspective, 2002 was the most challenging and most disappointing year of the current bear market. While certain segments of the stock market had previously been spared the more drastic effects of the bear market, virtually all types of equities were negatively affected in 2002. Moreover, even the stocks of many solid companies with strong earnings sustained losses. These trends hurt the fund's performance for the fiscal year.

RELEVANT MARKET CONDITIONS
Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq caused stock prices to fall. Except for scattered short-lived rallies, key stock market indexes, such as the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.
    Markets rebounded in October and November as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Stocks fell in December, however, as holiday sales were disappointing and tensions mounted with North Korea over its nuclear program.
    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses and information technology, telecommunications and utilities sustaining the deepest.
    At the close of the reporting period, economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 0.7% in the fourth quarter of 2002 compared to 4.0% in the third quarter of the same year. However, a weak job market threatened to put a damper on consumer spending, which accounts for about two-thirds of economic activity, as companies were reluctant to hire new employees amid concerns about the strength of the economy.
    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in several years, investors continued to be cautious because of economic and international uncertainties.

FUND STRATEGIES AND TECHNIQUES
In response to adverse market conditions, we continued to maintain a balance between more defensive, core-growth holdings and the stocks of earnings-momentum companies in the portfolio. Core-growth holdings represent the stocks of well-established companies, such as Procter & Gamble, a leading provider of household products. These stocks tend to be more stable in difficult market environments.
     On the other hand, the stocks of economically sensitive companies may provide upside potential during market rallies. Among the fund's holdings, one example of an earnings-momentum stock is Applied Materials, a leading manufacturer of complex equipment used in semiconductor production.
     At the close of the fiscal year, the fund had significant holdings in more defensive sectors, such as health care and industrials, as well as more economically sensitive sectors, such as consumer discretionary and information technology. Over the reporting period, we increased the portfolio's exposure to such defensive sectors as health care and consumer staples. At the same time, the portfolio's exposure to the

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

=======================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                           3.5%     1. Semiconductors                            7.3%

 2. Fiserv, Inc.                              2.8      2. Pharmaceuticals                           6.4

 3. Pfizer Inc.                               2.4      3. Diversified Financial Services            6.0

 4. Lockheed Martin Corp.                     2.4      4. Aerospace & Defense                       4.6

 5. American International Group, Inc.        1.9      5. Semiconductor Equipment                   4.6

 6. Microchip Technology Inc.                 1.9      6. Systems Software                          3.5

 7. CDW Computer Centers, Inc.                1.5      7. Health Care Equipment                     3.5

 8. Biomet, Inc.                              1.5      8. Data Processing Services                  3.1

 9. Dell Computer Corp.                       1.5      9. Banks                                     3.0

10. Cisco Systems, Inc.                       1.4     10. Managed Health Care                       3.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security

=======================================================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12-31-02
Index data from 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

S&P 500 INDEX                                $23,972

RUSSELL 1000 GROWTH INDEX                    $20,103

AIM V.I. CAPITAL APPRECIATION FUND-SERIES I  $19,784

LIPPER MULTI-CAP GROWTH INDEX                $18,405

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
================================================================================

        FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/5/93)           7.32%
  5 Years                   -2.26
  1 Year                   -24.35

SERIES II SHARES*
Inception                    7.06%
  5 Years                   -2.49
  1 Year                   -24.52

*Performance shown for periods prior to the inception date of the Series II class of shares (inception date 8/21/01) reflects the historical results of the Series I class (inception date 5/5/93), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension retirement programs. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Russell 1000 Stock Index represents the performance of the stocks of large capitalization companies. The Growth segment measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and is a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

financial sector was reduced. Many financial-service companies were negatively affected by the downturn in the stock market.
    Most of the fund's exposure was to large-cap stocks although mid-cap stocks were also well represented in the portfolio. Fund holdings included:
o Biomet was a solid contributor to the fund's performance. The company, which manufactures replacement parts for use in orthopedic surgery, such as artificial knees and hips, reported record earnings for its most recent fiscal quarter.
o Intuit, a leading provider of personal finance, small business accounting and consumer tax preparation software, also has experienced strong earnings growth, and its stock also performed well for the fund. Demand for its software has grown as the company has developed specialty products for such industries as real estate and construction.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your management team continues to work diligently to meet the fund's investment objective of growth of capital.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                       KENNETH A. ZSCHAPPEL, LEAD MANAGER

                                ROBERT M. KIPPES

                      ASSISTED BY THE MULTI-CAP GROWTH TEAM

Schedule of Investments

December 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.27%

Advertising-1.38%

Lamar Advertising Co.(a)                          323,700   $ 10,892,505
========================================================================

Aerospace & Defense-4.63%

L-3 Communications Holdings, Inc.(a)              196,400      8,820,324
------------------------------------------------------------------------
Lockheed Martin Corp.                             323,700     18,693,675
------------------------------------------------------------------------
Northrop Grumman Corp.                             91,700      8,894,900
========================================================================
                                                              36,408,899
========================================================================

Airlines-0.57%

Southwest Airlines Co.                            323,700      4,499,430
========================================================================

Apparel Retail-2.50%

Gap, Inc. (The)                                   426,100      6,613,072
------------------------------------------------------------------------
Limited Brands                                    323,700      4,509,141
------------------------------------------------------------------------
Ross Stores, Inc.                                  54,400      2,306,016
------------------------------------------------------------------------
TJX Cos., Inc. (The)                              319,500      6,236,640
========================================================================
                                                              19,664,869
========================================================================

Application Software-2.05%

Electronic Arts Inc.(a)                           118,700      5,907,699
------------------------------------------------------------------------
Intuit Inc.(a)                                    163,600      7,676,112
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       86,700      2,570,655
========================================================================
                                                              16,154,466
========================================================================

Banks-3.00%

Bank of America Corp.                              81,300      5,656,041
------------------------------------------------------------------------
Fifth Third Bancorp                               138,100      8,085,755
------------------------------------------------------------------------
Washington Mutual, Inc.                           213,000      7,354,890
------------------------------------------------------------------------
Wells Fargo & Co.                                  53,200      2,493,484
========================================================================
                                                              23,590,170
========================================================================

Biotechnology-2.45%

Amgen Inc.(a)                                     214,600     10,373,764
------------------------------------------------------------------------
Cephalon, Inc.(a)                                  54,100      2,632,939
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           78,300      2,662,200
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     108,100      3,585,677
========================================================================
                                                              19,254,580
========================================================================

Broadcasting & Cable TV-1.47%

Clear Channel Communications, Inc.(a)             161,300      6,014,877
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     80,900      1,662,495
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          159,700      3,912,650
========================================================================
                                                              11,590,022
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Casinos & Gambling-0.65%

MGM Mirage Inc.(a)                                155,000   $  5,110,350
========================================================================

Computer & Electronics Retail-1.50%

CDW Computer Centers, Inc.(a)                     269,000     11,795,650
========================================================================

Computer Hardware-2.18%

Dell Computer Corp.(a)                            431,600     11,540,984
------------------------------------------------------------------------
Hewlett-Packard Co.                               323,700      5,619,432
========================================================================
                                                              17,160,416
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.79%

Deere & Co.                                       134,900      6,185,165
========================================================================

Consumer Finance-0.71%

MBNA Corp.                                        292,950      5,571,909
========================================================================

Data Processing Services-3.12%

Concord EFS, Inc.(a)                              161,900      2,548,306
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   647,412     21,979,637
========================================================================
                                                              24,527,943
========================================================================

Department Stores-0.58%

Kohl's Corp.(a)                                    81,600      4,565,520
========================================================================

Derivatives-0.97%

Nasdaq-100 Index Tracking Stock(a)                312,900      7,634,760
========================================================================

Diversified Financial Services-5.95%

Citigroup Inc.                                    129,500      4,557,105
------------------------------------------------------------------------
Fannie Mae                                         55,100      3,544,583
------------------------------------------------------------------------
Freddie Mac                                        81,400      4,806,670
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    80,900      5,509,290
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         162,400      6,163,080
------------------------------------------------------------------------
Moody's Corp.                                     200,300      8,270,387
------------------------------------------------------------------------
Morgan Stanley                                    155,700      6,215,544
------------------------------------------------------------------------
SLM Corp.                                          74,700      7,758,342
========================================================================
                                                              46,825,001
========================================================================

Drug Retail-0.81%

Walgreen Co.                                      217,600      6,351,744
========================================================================

Electronic Equipment & Instruments-0.93%

Molex Inc.                                        161,900      3,730,176
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   319,500      3,572,010
========================================================================
                                                               7,302,186
========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Employment Services-0.66%

Robert Half International Inc.(a)                 323,100   $  5,205,141
========================================================================

Food Distributors-0.50%

Sysco Corp.                                       133,100      3,965,049
========================================================================

General Merchandise Stores-2.12%

Family Dollar Stores, Inc.                        188,800      5,892,448
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             213,000     10,758,630
========================================================================
                                                              16,651,078
========================================================================

Health Care Distributors & Services-1.40%

AdvancePCS(a)                                      98,000      2,176,580
------------------------------------------------------------------------
Cardinal Health, Inc.                             149,500      8,848,905
========================================================================
                                                              11,025,485
========================================================================

Health Care Equipment-3.54%

Biomet, Inc.                                      406,925     11,662,470
------------------------------------------------------------------------
Medtronic, Inc.                                   220,400     10,050,240
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         155,200      6,164,544
========================================================================
                                                              27,877,254
========================================================================

Health Care Facilities-1.53%

HCA Inc.                                          146,000      6,059,000
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A        336,200      6,017,980
========================================================================
                                                              12,076,980
========================================================================

Home Improvement Retail-1.16%

Lowe's Cos., Inc.                                 242,800      9,105,000
========================================================================

Homebuilding-1.51%

Centex Corp.                                       64,700      3,247,940
------------------------------------------------------------------------
D.R. Horton, Inc.                                 129,500      2,246,825
------------------------------------------------------------------------
Lennar Corp.                                       64,700      3,338,520
------------------------------------------------------------------------
Pulte Homes, Inc.                                  63,900      3,058,893
========================================================================
                                                              11,892,178
========================================================================

Household Products-1.70%

Clorox Co. (The)                                   80,900      3,337,125
------------------------------------------------------------------------
Procter & Gamble Co. (The)                        117,100     10,063,574
========================================================================
                                                              13,400,699
========================================================================

Housewares & Specialties-0.75%

Newell Rubbermaid Inc.                            194,200      5,890,086
========================================================================

Industrial Conglomerates-0.68%

3M Co.                                             43,200      5,326,560
========================================================================

Industrial Machinery-0.45%

Danaher Corp.                                      54,000      3,547,800
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Integrated Oil & Gas-0.44%

Exxon Mobil Corp.                                  98,000   $  3,424,120
========================================================================

Internet Retail-0.47%

eBay Inc.(a)                                       54,000      3,662,280
========================================================================

IT Consulting & Services-1.05%

Affiliated Computer Services, Inc.-Class A(a)      47,400      2,495,610
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      244,000      5,748,640
========================================================================
                                                               8,244,250
========================================================================

Life & Health Insurance-0.39%

AFLAC Inc.                                        102,500      3,087,300
========================================================================

Managed Health Care-2.99%

Caremark Rx, Inc.(a)                              539,500      8,766,875
------------------------------------------------------------------------
UnitedHealth Group Inc.                            71,400      5,961,900
------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 123,400      8,781,144
========================================================================
                                                              23,509,919
========================================================================

Motorcycle Manufacturers-1.42%

Harley-Davidson, Inc.                             241,400     11,152,680
========================================================================

Movies & Entertainment-0.24%

Viacom Inc.-Class B(a)                             47,000      1,915,720
========================================================================

Multi-Line Insurance-1.94%

American International Group, Inc.                263,400     15,237,690
========================================================================

Networking Equipment-1.44%

Cisco Systems, Inc.(a)                            863,200     11,307,920
========================================================================

Oil & Gas Drilling-1.36%

Nabors Industries, Ltd. (Bermuda)(a)              107,900      3,805,633
------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   107,900      3,792,685
------------------------------------------------------------------------
Transocean Inc.                                   133,100      3,087,920
========================================================================
                                                              10,686,238
========================================================================

Oil & Gas Equipment & Services-0.80%

Smith International, Inc.(a)                       95,800      3,124,996
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        79,900      3,190,407
========================================================================
                                                               6,315,403
========================================================================

Oil & Gas Exploration & Production-0.39%

Apache Corp.                                       54,000      3,077,460
========================================================================

Packaged Foods & Meats-0.54%

General Mills, Inc.                                54,000      2,535,300
------------------------------------------------------------------------
Unilever PLC (United Kingdom)                     177,400      1,689,814
========================================================================
                                                               4,225,114
========================================================================

Personal Products-0.52%

Gillette Co. (The)                                134,900      4,095,564
========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Pharmaceuticals-6.41%

Forest Laboratories, Inc.(a)                       76,800   $  7,543,296
------------------------------------------------------------------------
Johnson & Johnson                                  77,100      4,141,041
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           215,800     10,718,786
------------------------------------------------------------------------
Pfizer Inc.                                       616,600     18,849,462
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        239,000      9,227,790
========================================================================
                                                              50,480,375
========================================================================

Property & Casualty Insurance-0.24%

XL Capital Ltd.-Class A (Bermuda)                  24,200      1,869,450
========================================================================

Publishing-0.49%

Gannett Co., Inc.                                  54,000      3,877,200
========================================================================

Restaurants-2.70%

Brinker International, Inc.(a)                    292,500      9,433,125
------------------------------------------------------------------------
Darden Restaurants, Inc.                          161,900      3,310,855
------------------------------------------------------------------------
Outback Steakhouse, Inc.                          161,000      5,544,840
------------------------------------------------------------------------
Wendy's International, Inc.                       108,500      2,937,095
========================================================================
                                                              21,225,915
========================================================================

Semiconductor Equipment-4.62%

Applied Materials, Inc.(a)                        814,600     10,614,238
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               187,700      6,638,949
------------------------------------------------------------------------
Lam Research Corp.(a)                             431,600      4,661,280
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         323,700      9,089,496
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 412,800      5,370,528
========================================================================
                                                              36,374,491
========================================================================

Semiconductors-7.26%

Altera Corp.(a)                                   481,200      5,938,008
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           381,000      9,094,470
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             238,600      1,997,082
------------------------------------------------------------------------
Intel Corp.                                       326,500      5,083,605
------------------------------------------------------------------------
Linear Technology Corp.                           277,400      7,134,728
------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   215,800      7,130,032
------------------------------------------------------------------------
Microchip Technology Inc.                         606,025     14,817,311
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Semiconductors-(Continued)

Micron Technology, Inc.(a)                        323,700   $  3,152,838
------------------------------------------------------------------------
Texas Instruments Inc.                            185,900      2,790,359
========================================================================
                                                              57,138,433
========================================================================

Soft Drinks-1.08%

Coca-Cola Co. (The)                               194,200      8,509,844
========================================================================

Specialty Stores-2.88%

Bed Bath & Beyond Inc.(a)                         280,600      9,689,118
------------------------------------------------------------------------
CarMax, Inc.(a)                                   107,900      1,929,252
------------------------------------------------------------------------
Office Depot, Inc.(a)                             215,800      3,185,208
------------------------------------------------------------------------
Staples, Inc.(a)                                  430,200      7,872,660
========================================================================
                                                              22,676,238
========================================================================

Systems Software-3.54%

Microsoft Corp.(a)                                539,500     27,892,150
========================================================================

Telecommunications Equipment-0.49%

Motorola, Inc.                                    450,000      3,892,500
========================================================================

Tobacco-0.50%

Philip Morris Cos. Inc.                            97,600      3,955,728
========================================================================

Wireless Telecommunication Services-0.83%

Nextel Communications, Inc.-Class A(a)            312,200      3,605,910
------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)             1,618,730      2,954,679
========================================================================
                                                               6,560,589
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $800,418,311)                          765,443,466
========================================================================

MONEY MARKET FUNDS-3.16%

STIC Liquid Assets Portfolio(b)                12,440,001     12,440,001
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        12,440,001     12,440,001
========================================================================
    Total Money Market Funds (Cost
      $24,880,002)                                            24,880,002
========================================================================
TOTAL INVESTMENTS-100.43% (Cost $825,298,313)                790,323,468
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.43%)                         (3,392,591)
========================================================================
NET ASSETS-100.00%                                          $786,930,877
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $825,298,313)                                  $790,323,468
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    295,888
-------------------------------------------------------------
  Dividends                                           319,087
-------------------------------------------------------------
  Amount due from advisor                              10,914
-------------------------------------------------------------
Investment for deferred compensation plan              44,480
-------------------------------------------------------------
Other assets                                            4,271
=============================================================
     Total assets                                 790,998,108
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             2,264,397
-------------------------------------------------------------
  Fund shares reacquired                            1,148,789
-------------------------------------------------------------
  Deferred compensation plan                           44,480
-------------------------------------------------------------
Accrued administrative services fees                  427,182
-------------------------------------------------------------
Accrued distribution fees -- Series II                 12,611
-------------------------------------------------------------
Accrued transfer agent fees                            30,955
-------------------------------------------------------------
Accrued operating expenses                            138,817
=============================================================
     Total liabilities                              4,067,231
=============================================================
Net assets applicable to shares outstanding      $786,930,877
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $763,038,338
_____________________________________________________________
=============================================================
Series II                                        $ 23,892,539
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           46,438,631
_____________________________________________________________
=============================================================
Series II                                           1,459,034
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      16.43
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      16.38
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $20,133)                                      $   4,988,342
-------------------------------------------------------------
Dividends from affiliated money market funds          560,811
=============================================================
    Total investment income                         5,549,153
=============================================================

EXPENSES:

Advisory fees                                       5,887,471
-------------------------------------------------------------
Administrative services fees                        1,965,766
-------------------------------------------------------------
Custodian fees                                        139,417
-------------------------------------------------------------
Distribution fees -- Series II                         29,774
-------------------------------------------------------------
Transfer agent fees                                    97,877
-------------------------------------------------------------
Trustees' fees                                         13,857
-------------------------------------------------------------
Other                                                  98,440
=============================================================
    Total expenses                                  8,232,602
=============================================================
Less: Fees waived                                      (6,569)
-------------------------------------------------------------
    Expenses paid indirectly                             (399)
=============================================================
    Net expenses                                    8,225,634
=============================================================
Net investment income (loss)                       (2,676,481)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (155,802,654)
-------------------------------------------------------------
  Foreign currencies                                   (9,494)
=============================================================
                                                 (155,812,148)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (118,601,496)
-------------------------------------------------------------
  Foreign currencies                                      403
=============================================================
                                                 (118,601,093)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (274,413,241)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(277,089,722)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,676,481)   $   (2,701,518)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (155,812,148)     (228,295,601)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (118,601,093)     (130,556,561)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (277,089,722)     (361,553,680)
==============================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                --       (93,353,689)
----------------------------------------------------------------------------------------------
  Series II                                                               --          (235,797)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (123,222,717)       81,141,922
----------------------------------------------------------------------------------------------
  Series II                                                       23,479,493         3,556,366
==============================================================================================
    Net increase (decrease) in net assets                       (376,832,946)     (370,444,878)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,163,763,823     1,534,208,701
==============================================================================================
  End of year                                                 $  786,930,877    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,242,488,118    $1,344,898,013
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (92,938)          (73,633)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (420,489,854)     (264,687,201)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (34,974,449)       83,626,644
==============================================================================================
                                                              $  786,930,877    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the

                       AIM V.I. CAPITAL APPRECIATION FUND
     pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $6,569.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies

                       AIM V.I. CAPITAL APPRECIATION FUND
that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $1,965,766 of which AIM retained $172,093 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $53,537 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $29,774.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $4,440 services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $399 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $399.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002       2001
--------------------------------------------------------------
Distributions paid from:
  Long-term capital gain                   $--     $93,589,486
______________________________________________________________
==============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $  (41,070,176)
-------------------------------------------------------------
Capital loss carryforward                        (411,162,152)
-------------------------------------------------------------
Post-October capital loss deferral                 (3,231,975)
-------------------------------------------------------------
Post-October currency loss deferral                    (9,502)
-------------------------------------------------------------
Temporary book/tax differences                        (83,436)
-------------------------------------------------------------
Shares of beneficial interest                   1,242,488,118
=============================================================
                                               $  786,930,877
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $396.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
---------------------------------------------------------
December 31, 2009                            $254,717,808
---------------------------------------------------------
December 31, 2010                             156,444,344
=========================================================
                                             $411,162,152
_________________________________________________________
=========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $625,333,312 and $726,993,216, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  92,934,486
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (134,005,058)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $ (41,070,572)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $831,394,040.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and foreign currency transactions on December 31, 2002, undistributed net investment income
(loss) was increased by $2,657,176, undistributed net realized gains (losses) increased by $9,495 and shares of beneficial interest decreased by $2,666,671. This reclassification had no effect on the net assets of the Fund.

NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 154         39,577
----------------------------------------------------------
Exercised                              (154)       (39,577)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     10,379,924    $ 195,828,397     11,408,354    $ 289,501,205
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                    1,386,641       24,993,930        154,482        3,376,463
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --      4,384,861       93,353,689
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           --               --         11,086          235,797
==========================================================================================================================
Reacquired:
  Series I                                                    (17,365,036)    (319,051,114)   (12,117,352)    (301,712,972)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (90,181)      (1,514,437)        (2,994)         (55,894)
==========================================================================================================================
                                                               (5,688,652)   $ (99,743,224)     3,838,437    $  84,698,288
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2002            2001            2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.72       $    30.84      $    35.58    $    25.20    $  21.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)        (0.05)(a)       (0.05)        (0.02)       0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.24)           (7.17)          (3.79)        11.17        4.12
=================================================================================================================================
    Total from investment operations                             (5.29)           (7.22)          (3.84)        11.15        4.14
=================================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --              --         (0.02)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --            (1.90)          (0.90)        (0.75)      (0.65)
=================================================================================================================================
    Total distributions                                             --            (1.90)          (0.90)        (0.77)      (0.69)
=================================================================================================================================
Net asset value, end of period                                $  16.43       $    21.72      $    30.84    $    35.58    $  25.20
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 (24.35)%         (23.28)%        (10.91)%       44.61%      19.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $763,038       $1,160,236      $1,534,209    $1,131,217    $647,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.85%(c)         0.85%           0.82%         0.73%       0.67%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.27)%(c)       (0.22)%         (0.17)%       (0.06)%      0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             67%              65%             98%           65%         83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $948,502,072.

                                                                          SERIES II
                                                              ----------------------------------
                                                                                 AUGUST 21, 2001
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2002                2001
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 21.70              $23.19
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)(a)           (0.04)(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.23)               0.45
================================================================================================
    Total from investment operations                              (5.32)               0.41
================================================================================================
Less distributions from net realized gains                           --               (1.90)
================================================================================================
Net asset value, end of period                                  $ 16.38              $21.70
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  (24.52)%              1.94%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $23,893              $3,527
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                            1.10%(c)            1.09%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets       (0.52)%(c)          (0.46)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              67%                 65%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $11,909,687.
(d)  Annualized.

                       AIM V.I. CAPITAL APPRECIATION FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. CAPITAL APPRECIATION FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. CAPITAL APPRECIATION FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                        AIM V.I. HIGH YIELD FUND

                                               Annual Report - December 31, 2002







                                                          [AIM INVESTMENTS LOGO]

                            AIM V.I. HIGH YIELD FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
It was another banner year for investment-grade bonds but high yield bonds, which respond more to economic conditions than interest rate changes, faced a difficult year. For the year ended December 31, 2002, AIM V.I. High Yield Fund Series I shares posted a return of -5.84%, while Series II shares returned -6.08%.* By comparison, the Lehman High Yield Index and Lipper High Yield Bond Fund Index, returned -1.41% and -2.41%, respectively, over the same period. Underscoring investor sentiment toward higher-quality investments, the Lehman Aggregate Bond Index returned 10.25% for the year.

RELEVANT MARKET CONDITIONS
2002 began favorably for the fund and the high yield market as a whole. In January, investors assumed an economic rebound was imminent and began moving back into riskier assets. There were a few other bright spots early in the year but much of the reporting period proved unsettling for the asset class as news of high-profile corporate failures sent investors in search of safer ground.
    Indeed, a flight to higher-rated investments combined with falling short-term interest rates provided very favorable conditions for investment-grade bonds. High yield bonds tend to benefit more from economic strength and from lower risk premiums than from general interest rate reductions. Therefore, the sluggish economy and a raft of corporate accounting concerns weighed heavily on the asset class and on the fund. While a significant fourth-quarter rally lifted high yield bond returns--the fund's Series I shares posted a return of 5.04% for the final quarter--it was not enough to offset the rest of the year.
    Yield spreads (the difference between yields on high yield bonds and comparable-maturity Treasuries) widened by nearly 400 basis points from the first half of the year through October, as investors fled to the safety of higher-quality bonds. Spreads contracted significantly over the fourth quarter, however, as investor appetite for risk reemerged, and the asset class rallied.
    High-profile defaults dominated the news this year but default rates appear to have peaked. As we have said before, defaults are "backward looking"--by the time a bond actually defaults, the bond price reflects that event. And although past performance cannot guarantee future comparable results, if history is any indicator, peaking bond defaults in both 1991 and 1995 coincided with a subsequent economic rebound and rally for high yield bonds.

FUND STRATEGIES AND TECHNIQUES
For more than a year, we have focused on diversifying holdings across a broad array of industries and issuers--thereby decreasing single-issuer risk. In a year in which corporate governance and accounting restatement headlines were rampant, our strategy proved particularly sound. While we still had a few holdovers from our previous strategy (somewhat larger concentrations in select industries), we believe our diversification efforts have paid off as we have been able to avoid many single-issuer blow-ups this year.
    Also, as the primary risk associated with any high yield fund is credit risk, we continue to place special emphasis on credit research--

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

=======================================================================================================
TOP 10 ISSUERS*                     % OF NET ASSETS      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------
 1.  Acme Communications, Inc.           1.6%            1.  Broadcasting & Cable TV              14.5%

 2.  Boyd Gaming Corp.                   1.3             2.  Casinos & Gaming                      4.8

 3.  Hanger Orthopedic Group, Inc.       1.2             3.  Health Care Facilities                3.4

 4.  El Paso Energy Partners, L.P.       1.2             4.  Hotels, Resorts & Cruise Lines        3.4

 5.  CSC Holdings Inc.                   1.1             5.  Homebuilding                          3.1

 6.  Western Gas Resources, Inc.         1.1             6.  Specialty Stores                      2.7

 7.  Intrawest Corp. (Canada)            1.1             7.  Metal & Glass Containers              2.6

 8.  Select Medical Corp.                1.0             8.  Apparel Retail                        2.5

 9.  Pride International, Inc.           1.0             9.  Wireless Telecommunication Services   2.3

10.  Frontier Oil Corp.                  1.0            10.  Oil & Gas Exploration & Production    2.2

*excluding money market funds

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

=======================================================================================================

                            AIM V.I. HIGH YIELD FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/02
Index data from 4/30/98-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

LEHMAN AGGREGATE BOND INDEX            $14,092

LEHMAN HIGH YIELD INDEX                $ 9,824

LIPPER HIGH YIELD FUND INDEX           $ 8,719

AIM V.I. HIGH YIELD FUND - SERIES I    $ 7,399

Past performance cannot guarantee comparable future results.
================================================================================

                FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/1/98)               -6.25%
  1 Year                         -5.84

SERIES II SHARES*
Inception                        -6.49%
  1 Year                         -6.08

*Performance shown for periods prior to the inception date of the Series II class of shares (3/26/02) reflects the historical results of the Series I class (inception date 5/1/98) adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of non-investment grade securities.
    Since the last reporting period, the fund has elected to use the Lehman Aggregate Bond Index as its broad-based market index since the Lehman Aggregate Bond Index is such a widely recognized gauge of fixed-income market performance. The fund will no longer use the Lehman High Yield Bond Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Lehman High Yield Bond Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper High Yield Bond Fund Index, is included for comparison to a peer group.
    The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities) is compiled by Lehman Brothers, a well-known global investment bank. The unmanaged Lehman High Yield Bond Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment firm. The unmanaged Lipper High Yield Bond Fund Index represents an average of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

reviewing a company's financial health (such as free cash flows and funding sources) as well as its ability to weather various parts of market cycles.
    On a sector/industry basis, the high yield market is actually quite diversified but large losses in concentrated areas drew most of the attention this year. Our fund, like the market as a whole, is also broadly diversified, so we can't discuss all sectors, but we would like to highlight two sectors/industries that benefited performance and one that did not.
o Broadcasting: Fund holding, Acme Communications--a company that owns and operates 11 television stations in mid-size markets--proved beneficial to the fund as recent changes in the industry's regulatory environment as well as improved prospects for advertising revenues helped sector performance.
o Apparel retail: Despite a slowdown in consumer spending, fund holding Gap, Inc.--an international specialty retailer with nearly 4,200 stores worldwide--also helped fund performance. The company's credit quality has been enhanced by slowing aggressive expansion plans and its return to same-store sales growth after completing changes in merchandising and advertising.
o Wireless communications: Our exposure to wireless communications detracted from fund performance as the sector plummeted in the middle part of the year. And although we lowered our exposure, we did not do so in time to fully prevent any negative impact on the fund.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of achieving a high level of current income by investing in non-investment grade securities.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          ROBERT G. ALLEY, CO-MANAGER

                            PETER EHRET, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                          CAROLYN L. GIBBS, CO-MANAGER

                           CRAIG A. SMITH, CO-MANAGER

                    ASSISTED BY THE HIGH YIELD TAXABLE TEAM

Schedule of Investments

December 31, 2002

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BONDS & NOTES-90.47%

Advertising-0.34%

Lamar Media Corp., Sr. Sub. Notes, 7.25%,
  01/01/13 (Acquired 12/17/02; Cost
  $20,000)(a)                                  $ 20,000    $    20,400
----------------------------------------------------------------------
RH Donnelley Finance Corp. I, Sr. Notes,
  8.88%, 12/15/10 (Acquired 11/26/02; Cost
  $60,000)(a)                                    60,000         64,500
======================================================================
                                                                84,900
======================================================================

Aerospace & Defense-0.59%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                       145,000        148,625
======================================================================

Airlines-0.62%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                               95,000         53,675
----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                        160,000        101,600
======================================================================
                                                               155,275
======================================================================

Alternative Carriers-0.15%

LCI International, Inc. Sr. Notes, 7.25%,
  06/15/07                                       75,000         37,875
======================================================================

Apparel Retail-2.46%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              200,000        209,000
----------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes, 9.90%,
  12/15/05                                      225,000        238,500
----------------------------------------------------------------------
Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                              160,000        171,200
======================================================================
                                                               618,700
======================================================================

Apparel, Accessories & Luxury Goods-1.58%

Perry Ellis International Inc.-Series B, Sr.
  Sec. Notes, 9.50%, 03/15/09                    40,000         41,500
----------------------------------------------------------------------
Russell Corp., Sr. Unsec. Gtd. Notes, 9.25%,
  05/01/10                                       60,000         64,950
----------------------------------------------------------------------
Samsonite Corp., Sr. Unsec. Sub Notes,
  10.75%, 06/15/08                              250,000        203,750
----------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.88%, 08/15/11              80,000         87,600
======================================================================
                                                               397,800
======================================================================

Auto Parts & Equipment-0.31%

Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 8.63%, 04/15/12                    10,000         10,150
----------------------------------------------------------------------
Intermet Corp., Sr. Unsec. Gtd. Notes, 9.75%,
  06/15/09                                       75,000         67,875
======================================================================
                                                                78,025
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Banks-0.62%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $160,000    $   156,000
======================================================================

Broadcasting & Cable TV-13.59%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Disc. Notes, 10.88%,
  09/30/04                                      390,000        399,750
----------------------------------------------------------------------
Adelphia Communications Corp.
  Series B, Sr. Unsec. Notes, 9.88%,
    03/01/07(b)                                 140,000         54,250
----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(b)         195,000         75,562
----------------------------------------------------------------------
Allbritton Communications Co., Sr. Sub.
  Notes, 7.75%, 12/15/12 (Acquired 12/06/02;
  Cost $115,000)(a)                             115,000        115,575
----------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Sub. Yankee Notes, 13.00%,
  12/15/09                                      175,000        188,125
----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Disc. Notes, 9.92%,
    04/01/11(c)                                  95,000         33,725
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09        95,000         43,225
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        40,000         18,200
----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%,
  11/15/07(c)                                   200,000        143,000
----------------------------------------------------------------------
Cox Communication Inc. Unsec. Notes, 7.13%,
  10/01/12                                       45,000         49,900
----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                        295,000        279,512
----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Notes, 10.38%,
  10/01/07                                       95,000        102,837
----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sub. Notes,
  10.38%, 05/15/05                               45,000         38,925
----------------------------------------------------------------------
Gray Television Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.25%, 12/15/11                         60,000         64,800
----------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                              190,000        185,250
----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 04/26/00; Cost
  $180,312)(a)                                  105,000         52,762
----------------------------------------------------------------------
LBI Media Inc., Sr. Gtd. Sub. Notes, 10.13%,
  07/15/12 (Acquired 06/28/02; Cost
  $140,000)(a)                                  140,000        147,000
----------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(c)                           175,000        179,375
----------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                      240,000        217,200
----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   85,000         89,675
----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        320,000        180,800
----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                   200,000        215,500
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11  $190,000    $   199,500
----------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Sr. Gtd. Sub. Notes, 8.00%, 03/15/12
    (Acquired 10/25/02; Cost $35,175)(a)         35,000         36,487
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.75%, 12/15/11    95,000        102,125
----------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09              165,000        172,012
----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes,
  11.25%, 02/01/10(b)                           210,000         17,325
----------------------------------------------------------------------
  11.50%, 02/01/10(b)                           150,000         12,375
======================================================================
                                                             3,414,772
======================================================================

Building Products-0.44%

Associated Materials Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 04/15/12                    40,000         42,200
----------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Gtd. Sub.
  Notes, 10.50%, 05/01/09                        70,000         68,600
======================================================================
                                                               110,800
======================================================================

Casinos & Gambling-4.77%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                       220,000        240,900
----------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09        110,000        119,350
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07         75,000         78,750
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.75%, 04/15/12        125,000        131,875
----------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                              150,000        157,500
----------------------------------------------------------------------
Hollywood Casino Corp., Sr. Unsec. Gtd.
  Mortgage Notes, 11.25%, 05/01/07              155,000        168,950
----------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. Mortgage Notes,
  13.00%, 08/01/06                               81,000         83,025
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12               40,000         42,100
----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                        100,000        102,500
----------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10 (Acquired 05/22/02;
  Cost $70,000)(a)                               70,000         73,500
======================================================================
                                                             1,198,450
======================================================================

Commodity Chemicals-0.42%

ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 07/01/11                   45,000         46,800
----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                         55,000         58,300
======================================================================
                                                               105,100
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Construction & Engineering-0.70%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                             $220,000    $   177,100
======================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.69%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                               190,000        173,850
======================================================================

Construction Materials-0.79%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       215,000        198,875
======================================================================

Department Stores-0.70%

JC Penney Co. Inc., Unsec. Notes, 7.60%,
  04/01/07                                      175,000        176,094
======================================================================

Distillers & Vintners-0.83%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       200,000        208,000
======================================================================

Distributors-0.15%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                35,000         36,575
======================================================================

Diversified Chemicals-1.55%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08       110,000        100,650
----------------------------------------------------------------------
FMC Corp., Sr. Sec. Notes, 10.25%, 11/01/09
  (Acquired 10/09/02; Cost $148,158)(a)         150,000        162,750
----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Notes, 9.88%, 03/01/09                        125,000        126,250
======================================================================
                                                               389,650
======================================================================

Diversified Commercial Services-0.28%

United Rentals North America Inc., Sr. Notes,
  10.75%, 04/15/08 (Acquired 12/17/02; Cost
  $67,932)(a)                                    70,000         69,650
======================================================================

Drug Retail-0.66%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                               200,000        167,000
======================================================================

Electric Utilities-1.21%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $82,004)(a)           87,000         83,085
----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                      165,000         75,075
----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                85,000         76,075
----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                              285,000         69,825
======================================================================
                                                               304,060
======================================================================

Electrical Components & Equipment-1.02%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                      125,000        135,625
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Electrical Components & Equipment-(Continued)

Sanmina-SCI Corp., Sr. Sec. Notes, 10.38%,
  01/15/10 (Acquired 12/18/02; Cost
  $120,000)(a)                                 $120,000    $   121,500
======================================================================
                                                               257,125
======================================================================

Electronic Equipment & Instruments-1.40%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12            150,000        155,625
----------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                  140,000         79,100
----------------------------------------------------------------------
PerkinElmer, Inc., Sr. Sub. Notes, 8.88%,
  01/15/13 (Acquired 12/13/02; Cost
  $59,504)(a)                                    60,000         59,400
----------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                       60,000         58,800
======================================================================
                                                               352,925
======================================================================

Employment Services-0.28%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                       175,000         69,125
======================================================================

Environmental Services-0.60%

Allied Waste North America Inc.-Series B, Sr.
  Gtd. Sub. Notes, 8.50%, 12/01/08              150,000        151,500
======================================================================

Fertilizers & Agricultural Chemicals-0.19%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                        45,000         49,050
======================================================================

Food Distributors-0.86%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                  115,000         76,475
----------------------------------------------------------------------
Roundy's, Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 8.88%, 06/15/12                        140,000        138,950
======================================================================
                                                               215,425
======================================================================

Forest Products-1.93%

Louisiana-Pacific Corp.
  Sr. Unsec. Notes, 8.50%, 08/15/05             130,000        134,550
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.88%, 11/15/08       100,000        108,500
----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08      250,000        241,250
======================================================================
                                                               484,300
======================================================================

General Merchandise Stores-0.74%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                       210,000        185,850
======================================================================

Health Care Distributors & Services-0.57%

AmerisourceBergen Corp., Sr. Notes, 7.25%,
  11/15/12 (Acquired 11/12/02; Cost
  $70,000)(a)                                    70,000         72,275
----------------------------------------------------------------------
NDCHealth Corp., Sr. Sub. Notes, 10.50%,
  12/01/12 (Acquired 11/18/02-11/21/02; Cost
  $69,688)(a)                                    70,000         70,525
======================================================================
                                                               142,800
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Health Care Equipment-1.85%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                              $110,000    $   114,950
----------------------------------------------------------------------
Medquest Inc., Sr. Sub. Notes, 11.88%,
  08/15/12 (Acquired 08/08/02; Cost
  $117,445)(a)                                  120,000        119,400
----------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                        85,000         66,725
----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                               150,000        164,250
======================================================================
                                                               465,325
======================================================================

Health Care Facilities-3.41%

Hanger Orthopedic Group, Inc.
  Sr. Gtd. Sub. Notes, 11.25%, 06/15/09         250,000        258,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 10.38%, 02/15/09        50,000         52,250
----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                               250,000        260,000
----------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                    75,000         80,625
----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                      200,000        206,000
======================================================================
                                                               857,625
======================================================================

Health Care Supplies-0.65%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                       165,000        164,175
======================================================================

Home Furnishings-0.84%

Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                        190,000        185,250
----------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 08/15/07              30,000         24,750
======================================================================
                                                               210,000
======================================================================

Homebuilding-3.14%

Beazer Homes USA, Inc., Sr. Unsec. Gtd. Notes
  8.38%, 04/15/12                                80,000         82,800
----------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                  105,000        113,400
----------------------------------------------------------------------
Schuler Homes, Inc., Sr. Unsec. Gtd. Notes,
  9.00%, 04/15/08                               200,000        205,000
----------------------------------------------------------------------
  10.50%, 07/15/11                               50,000         51,250
----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10 (Acquired 06/14/02; Cost
  $175,000)(a)                                  175,000        169,750
----------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                       170,000        165,750
======================================================================
                                                               787,950
======================================================================

Hotels, Resorts & Cruise Lines-3.37%

HMH Properties Inc., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                55,000         53,350
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Hotels, Resorts & Cruise Lines-(Continued)

Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                      $255,000    $   266,475
----------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sr. 1st
  Mortgage Notes, 8.88%, 05/15/12                80,000         81,000
----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Notes, 8.88%, 08/15/11       125,000        128,750
----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Unsub. Notes, 8.75%, 02/02/11          200,000        184,000
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12 (Acquired 04/11/02;
  Cost $134,302)(a)                             135,000        133,988
======================================================================
                                                               847,563
======================================================================

Household Appliances-0.39%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                              100,000         98,000
======================================================================

Industrial Gases-0.68%

Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                              170,000        169,575
======================================================================

Industrial Machinery-0.50%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                               17,000         19,975
----------------------------------------------------------------------
Manitowoc Co. Inc. (The), Sr. Sub. Notes,
  10.50%, 08/01/12 (Acquired
  08/02/02-11/04/02; Cost $65,063)(a)            65,000         67,925
----------------------------------------------------------------------
National Waterworks Inc., Sr. Sub. Notes,
  10.50%, 12/01/12 (Acquired 11/14/02; Cost
  $35,000)(a)                                    35,000         36,925
======================================================================
                                                               124,825
======================================================================

Integrated Oil & Gas-1.22%

El Paso Energy Partners, L.P.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 06/01/11
    (Acquired 05/14/02-10/11/02; Cost
    $231,356)(a)                                240,000        222,000
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
    8.50%, 06/01/11                              90,000         83,250
======================================================================
                                                               305,250
======================================================================

Integrated Telecommunication Services-1.25%

Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      180,000        105,300
----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                       195,000        207,675
======================================================================
                                                               312,975
======================================================================

Leisure Facilities-1.12%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                      100,000        100,250
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Leisure Facilities-(Continued)

Six Flags, Inc., Sr. Unsec. Notes,
  9.50%, 02/01/09                              $ 45,000    $    43,538
----------------------------------------------------------------------
  9.75%, 06/15/07                               140,000        137,200
======================================================================
                                                               280,988
======================================================================

Marine-0.14%

Stena A.B. (Sweden), Sr. Notes, 9.63%,
  12/01/12 (Acquired 11/22/02; Cost
  $35,000)(a)                                    35,000         36,225
======================================================================

Metal & Glass Containers-2.56%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                30,000         28,650
----------------------------------------------------------------------
Anchor Glass Container Corp., Sr. Sec. Sub.
  First Mortgage Notes, 11.25%, 04/01/05        100,000         98,500
----------------------------------------------------------------------
Ball Corp., Sr. Notes, 6.88%, 12/15/12
  (Acquired 12/05/02; Cost $45,000)(a)           45,000         45,450
----------------------------------------------------------------------
Greif Brothers Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.88%, 08/01/12                        150,000        159,750
----------------------------------------------------------------------
Jarden Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 05/01/12                               110,000        112,750
----------------------------------------------------------------------
Owens-Brockway, Sr. Sec. Notes, 8.75%,
  11/15/12 (Acquired 11/05/02; Cost
  $100,000)(a)                                  100,000        102,000
----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                        85,000         90,100
----------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Notes,
  8.38%, 07/01/12                                 5,000          5,150
======================================================================
                                                               642,350
======================================================================

Movies & Entertainment-0.99%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        250,000        247,500
======================================================================

Multi-Utilities & Unregulated Power-0.27%

Transcontinental Gas Pipe Line, Notes, 6.13%,
  01/15/05                                       70,000         67,200
======================================================================

Office Services & Supplies-0.28%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09             100,000         70,500
======================================================================

Oil & Gas Drilling-1.01%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                              235,000        254,975
======================================================================

Oil & Gas Equipment & Services-1.38%

Grant Prideco Escrow Corp., Sr. Notes, 9.00%,
  12/15/09 (Acquired 11/25/02; Cost
  $50,000)(a)                                    50,000         52,250
----------------------------------------------------------------------
Hanover Equipment Trust-Series 2001-A, Sr.
  Sec. Notes, 8.50%, 09/01/08 (Acquired
  08/05/02-10/24/02; Cost $123,425)(a)          145,000        141,375
----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                      150,000        153,750
======================================================================
                                                               347,375
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Oil & Gas Exploration & Production-2.22%

Chesapeake Energy Corp.
  Sr. Notes, 7.75%, 01/15/15 (Acquired
    12/13/02; Cost $59,416)(a)                 $ 60,000    $    60,000
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.38%, 11/01/08         50,000         52,125
----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        65,000         69,225
----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                              245,000        253,575
----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                50,000         48,750
----------------------------------------------------------------------
Westport Resources Corp., Sr. Sub. Notes,
  8.25%, 11/01/11 (Acquired 12/11/02; Cost
  $72,100)(a)                                    70,000         73,500
======================================================================
                                                               557,175
======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.51%

Tesoro Petroleum Corp., Sr. Unsec. Sub.
  Notes, 9.63%, 04/01/12                         25,000         16,375
----------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       155,000         95,325
----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                  250,000        268,750
======================================================================
                                                               380,450
======================================================================

Packaged Foods & Meats-0.23%

Dole Food Co., Inc., Sr. Unsec. Notes, 7.25%,
  05/01/09                                       60,000         57,150
======================================================================

Paper Packaging-0.53%

Graphic Packaging Corp., Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12                        125,000        132,500
======================================================================

Paper Products-1.29%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08             115,000        126,500
----------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12            200,000        198,000
======================================================================
                                                               324,500
======================================================================

Personal Products-1.64%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09      70,000         76,125
----------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                              190,000        195,700
----------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10 (Acquired
  06/21/02-10/18/02; Cost $133,469)(a)          140,000        140,000
======================================================================
                                                               411,825
======================================================================

Pharmaceuticals-1.64%

aaiPharma Inc., Sr. Sub. Unsec. Gtd. Notes,
  11.00%, 04/01/10                              240,000        241,200
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Pharmaceuticals-(Continued)

Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                       $170,000    $   170,850
======================================================================
                                                               412,050
======================================================================

Publishing-1.41%

American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 05/01/09      150,000        156,000
----------------------------------------------------------------------
Dex Media East LLC, Sr. Notes, 9.88%,
  11/15/09 (Acquired 10/13/02; Cost
  $100,000)(a)                                  100,000        108,000
----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                      100,000         91,250
======================================================================
                                                               355,250
======================================================================

Railroads-2.18%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                        200,000        221,000
----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             175,000        175,875
----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09(c)        155,000        151,900
======================================================================
                                                               548,775
======================================================================

Real Estate-2.02%

Host Marriott LP-Series G, Sr. Gtd. Notes,
  9.25%, 10/01/07                               175,000        176,750
----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                               145,000        152,975
----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11                        155,000        135,625
----------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                40,000         41,000
======================================================================
                                                               506,350
======================================================================

Restaurants-0.35%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07            100,000         88,500
======================================================================

Semiconductors-0.32%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08 (Acquired
  05/01/02-06/11/02; Cost $104,986)(a)          110,000         80,850
======================================================================

Specialty Chemicals-1.06%

K & F Industries, Inc. Sr. Sub. Notes, 9.63%,
  12/15/10 (Acquired 12/13/02; Cost
  $40,000)(a)                                    40,000         41,000
----------------------------------------------------------------------
Macdermid Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.13%, 07/15/11                                50,000         53,750
----------------------------------------------------------------------
Millennium America, Inc.
  Sr. Notes, 9.25%, 06/15/08 (Acquired
    06/20/02; Cost $56,375)(a)                   55,000         57,613
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08    50,000         52,313
----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                               115,000         62,675
======================================================================
                                                               267,351
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Specialty Stores-2.71%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08            $150,000    $   159,000
----------------------------------------------------------------------
CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                               80,000         86,000
----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                  200,000        215,500
----------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                               75,000         70,500
----------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                  150,000        149,250
======================================================================
                                                               680,250
======================================================================

Telecommunications Equipment-0.49%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                135,000        123,525
======================================================================

Textiles-0.64%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      160,000        160,800
======================================================================

Trucking-1.81%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  215,000        235,963
----------------------------------------------------------------------
North American Van Lines, Sr. Unsec. Gtd.
  Sub. Notes, 13.38%, 12/01/09                  220,000        218,350
======================================================================
                                                               454,313
======================================================================

Wireless Telecommunication Services-2.33%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(c)(d)                        130,000         14,950
----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(c)                     45,000          8,325
----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(c)                    120,000          9,000
----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(c)                                   130,000          7,150
----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                              240,000         46,800
----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                        240,000        220,800
----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                      155,000         44,175
----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                              150,000         82,125
----------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Disc. Notes,
  12.00%, 07/15/08(c)                           145,000         47,125
----------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Unsec. Disc.
  Notes, 11.25%, 04/15/09(c)                     30,000          9,150
----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               72,000         76,500
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Wireless Telecommunication Services-(Continued)

UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(c)        $192,000    $    12,480
----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(c)          90,000          5,850
======================================================================
                                                               584,430
======================================================================
    Total Bonds & Notes (Cost $24,503,193)                  22,731,696
======================================================================

                                                SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.96%

Broadcasting & Cable TV-0.94%

CSC Holdings Inc.-Series M, PIK Pfd.              2,500        235,000
----------------------------------------------------------------------
Knology, Inc.-Series D, Conv. Pfd. (Acquired
  11/07/02; Cost $0)(a)                           5,972              0
----------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-Rts.,
  expiring 05/31/09(e)                              550              1
======================================================================
                                                               235,001
======================================================================

Construction Materials-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(e)                220            110
======================================================================

General Merchandise Stores-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(a)(e)       300          3,075
======================================================================

Home Furnishings-0.00%

Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(a)(e)                 30            315
======================================================================

Railroads-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(e)                175          1,335
======================================================================

Wireless Telecommunication Services-0.00%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(e)                500              0
----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(e)                          100             25
----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(e)                                     240             60
----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(e)                          300              3
----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(e)                300            113
======================================================================
                                                                   201
======================================================================
    Total Warrants & Other Equity Interests
      (Cost $261,725)                                          240,037
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

MONEY MARKET FUNDS-6.40%

STIC Liquid Assets Portfolio(f)                 804,499    $   804,499
----------------------------------------------------------------------
STIC Prime Portfolio(f)                         804,499        804,499
======================================================================
    Total Money Market Funds (Cost
      $1,608,998)                                            1,608,998
======================================================================
TOTAL INVESTMENTS-97.83% (Cost $26,373,916)                 24,580,731
======================================================================
OTHER ASSETS LESS LIABILITIES-2.17%                            545,237
======================================================================
NET ASSETS-100.00%                                         $25,125,968
______________________________________________________________________
======================================================================

Investment Abbreviations:

Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Rts.    - Rights
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $2,842,696, which represented 11.31% of the Fund's net assets. Of these securities, less than 0.00% of the Fund's net assets are considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(e) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $26,373,916)  $24,580,731
------------------------------------------------------------
Receivables for:
  Investments sold                                    43,840
------------------------------------------------------------
  Fund shares sold                                     1,499
------------------------------------------------------------
  Dividends and interest                             576,489
------------------------------------------------------------
Investment for deferred compensation plan             19,437
============================================================
     Total assets                                 25,221,996
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              38,636
------------------------------------------------------------
  Deferred compensation plan                          19,437
------------------------------------------------------------
Accrued administrative services fees                  17,990
------------------------------------------------------------
Accrued distribution fees -- Series II                    38
------------------------------------------------------------
Accrued transfer agent fees                            1,765
------------------------------------------------------------
Accrued operating expenses                            18,162
============================================================
     Total liabilities                                96,028
============================================================
Net assets applicable to shares outstanding      $25,125,968
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $24,983,652
____________________________________________________________
============================================================
Series II                                        $   142,316
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           4,998,679
____________________________________________________________
============================================================
Series II                                             28,496
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      4.99
____________________________________________________________
============================================================


Statement of Operations
For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                         $ 3,034,659
------------------------------------------------------------
Dividends                                             28,032
------------------------------------------------------------
Dividends from affiliated money market funds          15,871
============================================================
    Total investment income                        3,078,562
============================================================

EXPENSES:

Advisory fees                                        167,345
------------------------------------------------------------
Administrative services fees                         117,619
------------------------------------------------------------
Custodian fees                                        20,713
------------------------------------------------------------
Distribution fees -- Series II                           114
------------------------------------------------------------
Transfer agent fees                                    9,753
------------------------------------------------------------
Trustees' fees                                         8,520
------------------------------------------------------------
Other                                                 24,769
============================================================
    Total expenses                                   348,833
============================================================
Less: Fees waived and expenses reimbursed               (203)
------------------------------------------------------------
    Expenses paid indirectly                            (276)
============================================================
    Net expenses                                     348,354
============================================================
Net investment income                              2,730,208
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (8,153,576)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            3,638,095
============================================================
Net gain (loss) from investment securities        (4,515,481)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(1,785,273)
____________________________________________________________
============================================================

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,730,208    $ 3,307,145
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (8,153,576)    (6,354,746)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   3,638,095      1,271,997
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (1,785,273)    (1,775,604)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --     (3,500,180)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (2,028,474)     7,923,261
-----------------------------------------------------------------------------------------
  Series II                                                        141,011             --
=========================================================================================
    Net increase (decrease) in net assets                       (3,672,736)     2,647,477
=========================================================================================

NET ASSETS:

  Beginning of year                                             28,798,704     26,151,227
=========================================================================================
  End of year                                                 $ 25,125,968    $28,798,704
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 42,267,377    $44,154,693
-----------------------------------------------------------------------------------------
  Undistributed net investment income                            2,543,233       (308,871)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (17,891,457)    (9,615,838)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (1,793,185)    (5,431,280)
=========================================================================================
                                                              $ 25,125,968    $28,798,704
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore,

                            AIM V.I. HIGH YIELD FUND
     no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $157.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $117,619 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,074 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the period March 26, 2002 (date sales commenced) through December 31, 2002, the Series II shares paid $68 after plan fees reimbursed by AIM Distributors of $46.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $276 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $276.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002        2001
-------------------------------------------------------------
Distributions paid from ordinary income  $   --    $3,500,180
_____________________________________________________________
=============================================================

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $  2,569,755
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                    (1,944,866)
-------------------------------------------------------------
Temporary book/tax differences                        (25,760)
-------------------------------------------------------------
Capital loss carryforward                         (17,135,207)
-------------------------------------------------------------
Post-October capital loss deferral                   (605,331)
-------------------------------------------------------------
Shares of beneficial interest                      42,267,377
=============================================================
                                                 $ 25,125,968
_____________________________________________________________
=============================================================

                            AIM V.I. HIGH YIELD FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and defaulted bond adjustments.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   247,107
-----------------------------------------------------------
December 31, 2007                                  545,518
-----------------------------------------------------------
December 31, 2008                                2,010,706
-----------------------------------------------------------
December 31, 2009                                5,842,381
-----------------------------------------------------------
December 31, 2010                                8,489,495
===========================================================
                                               $17,135,207
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $18,703,328 and $19,351,646, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $   856,962
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (2,801,828)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,944,866)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $26,525,597.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization and defaulted bond adjustments on December 31, 2002, undistributed net investment income was increased by $121,896, undistributed net realized gains decreased by $122,043 and shares of beneficial interest increased by $147. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                        2002                          2001
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,454,744    $ 7,353,977     2,277,266    $ 14,617,884
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      33,073        162,657            --              --
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --             --       660,415       3,500,180
=====================================================================================================================
Reacquired:
  Series I                                                    (1,877,404)    (9,382,451)   (1,633,796)    (10,194,803)
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (4,577)       (21,646)           --              --
=====================================================================================================================
                                                                (394,164)   $(1,887,463)    1,303,885    $  7,923,261
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Series II shares commenced sales on March 26, 2002.

                            AIM V.I. HIGH YIELD FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                                                 MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                            ----------------------------------------------       DECEMBER 31,
                                                             2002          2001          2000       1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  5.31       $  6.35       $  9.02    $  8.84            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.51(a)       0.70(b)       0.91       1.03(a)           0.39
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.82)        (1.01)        (2.64)     (0.10)            (1.15)
=================================================================================================================================
    Total from investment operations                          (0.31)        (0.31)        (1.73)      0.93             (0.76)
=================================================================================================================================
Less dividends from net investment income                        --         (0.73)        (0.94)     (0.75)            (0.40)
=================================================================================================================================
Net asset value, end of period                              $  5.00       $  5.31       $  6.35    $  9.02            $ 8.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (5.84)%       (4.85)%      (19.14)%    10.52%            (7.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $24,984       $28,799       $26,151    $25,268            $7,966
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.30%(d)      1.21%         1.13%      1.14%             1.13%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.30%(d)      1.29%         1.19%      1.42%             2.50%(e)
=================================================================================================================================
Ratio of net investment income to average net assets          10.20%(d)     11.39%(b)     11.44%     11.07%             9.75%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          74%           64%           72%       127%               39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $26,729,639.
(e)  Annualized.


                                                                SERIES II
                                                              --------------
                                                              MARCH 26, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              DECEMBER 31,
                                                                 2002
----------------------------------------------------------------------------
Net asset value, beginning of period                              $ 5.27
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.38(a)
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.66)
============================================================================
    Total from investment operations                               (0.28)
============================================================================
Net asset value, end of period                                    $ 4.99
____________________________________________________________________________
============================================================================
Total return(b)                                                    (5.31)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  142
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                       1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                    1.55%(c)
============================================================================
Ratio of net investment income to average net assets               10.05%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               74%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are annualized and based on average daily net assets of $59,371.

                            AIM V.I. HIGH YIELD FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                            AIM V.I. HIGH YIELD FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            AIM V.I. HIGH YIELD FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

                            AIM V.I. HIGH YIELD FUND

                                                    AIM V.I. PREMIER EQUITY FUND
                                               Annual Report - December 31, 2002
















                                                          [AIM INVESTMENTS LOGO]

                          AIM V.I. PREMIER EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS ~THROUGHOUT FISCAL YEAR
AIM V.I. Premier Equity Fund delivered negative returns for the year ended December 31, 2002, as the three-year slump continued on Wall Street. The fund's Series I shares returned -30.26%, and Series II shares returned ~-30.44%.* The Lipper Large-Cap Core Fund Index, an index measuring the performance ~of funds with similar investment strategies, returned -21.23%.
    Major market indexes also ended the fiscal year with negative returns. For example, the S&P 500 returned -22.09% for the year.

RELEVANT MARKET CONDITIONS
Stocks suffered for much of 2002 as the bear market lingered throughout the year. The economy was helped by strong consumer confidence and retail sales for much of the year. Both auto and home sales were strong during 2002. But investors remained cautious as reports of accounting and corporate governance misdeeds dominated front-page headlines.
    After experiencing negative Gross Domestic Product growth in mid 2001, the economy rebounded and showed accelerating growth through early 2002. Real GDP in the first quarter grew in excess of 5% on an annualized basis. Growth decelerated in the middle part of 2002, with growth in the second quarter coming in at only 1.25%.
    Markets followed these trends in the economy. They held steady in the first quarter, and declined in the second and third quarters as concerns arose about the deceleration in the economy. The fourth quarter was a good one for equity markets as expectations grew that the economic deceleration had ended.
    After holding short-term interest rates at 1.75% until November, the Federal Reserve Board (the Fed) cut the bank overnight rate by 50 basis points (0.50%) to 1.25%. This was the Fed's only interest rate cut during 2002, yet investor reaction to the central bank's strategy continued to be passive.
    The Conference Board said consumer ~confidence fell to 80.3 points in December, from 84.9 points in November. And, initial claims for unemployment benefits rose to 403,000 the last week in December. Economists consider any jobless report higher than 400,000 an indicator of a weakening labor market. Further, the national unemployment rate hit 6% in December, the highest level in eight years.
    As the fiscal year closed, there were positive signs. One key measurement of manufacturing activity, the Institute for Supply Management Index, rose to 54.7 points in December from 49.2 points in November. That was the first indicator of growth in the sector since August 2002.
    Auto sales also climbed as the year closed, gaining 14% in December. Each of the Big 3 manufacturers posted positive results for December. Low interest rates, strong consumer spending, and positive signs of economic growth were signs of optimism.

FUND STRATEGIES AND TECHNIQUES
We have made several tactical changes since mid year in response to the volatile economic and market environment.
    We repositioned our structure and process to respond more rapidly to developments in the news or in company fundamentals. We also reorganized our staff of analysts. Our team of analysts had previously worked as generalists. However, each team member now specializes in stocks along industry lines. This focus on specific business lines by analysts allows fund managers to make better, faster decisions.
    The changes we have made to our structure and process have not changed what we seek in a given security. We remain focused on earnings growth, value of earnings, and earnings momentum. We have increased the number of holdings in the fund since the beginning of the year--up to 83. Additional holdings allow us to better manage risk for investors, which is increasingly important in this volatile market.
    We are beginning to see positive signals that the economy is growing. The administration has proposed stimulative fiscal policy, interest

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

====================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
1.  Pfizer Inc.                            3.9%      1.  Diversified Financial Services        10.9%
2.  Citigroup Inc.                         3.7       2.  Pharmaceuticals                        7.8
3.  Microsoft Corp.                        3.5       3.  Integrated Oil & Gas                   5.7
4.  American International Group Inc.      3.3       4.  Broadcasting & Cable TV                5.1
5.  HCA Inc.                               2.9       5.  Computer Hardware                      4.1
6.  Cox Communications Inc.-Class A        2.9       6.  Multi-Line Insurance                   4.1
7.  Exxon Mobil Corp.                      2.8       7.  Systems Software                       3.5
8.  Target Corp.                           2.7       8.  Banks                                  3.4
9.  Freddie Mac                            2.5       9   General Merchandise Stores             3.1
10. General Electric Co.                   2.4       10. Health Care Facilities                 2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================

                          AIM V.I. PREMIER EQUITY FUND



================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/02
INDEX DATA FROM 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.

S&P 500 INDEX                                $23,972
LIPPER LARGE-CAP CORE FUND INDEX             $21,171
AIM V.I. PREMIER EQUITY FUND-SERIES I        $20,728

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

================================================================================

        FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/02

SERIES I SHARES
INCEPTION (5/5/93)                 7.84%
   5 YEARS                        -2.19
   1 YEAR                        -30.26

SERIES II SHARES*
INCEPTION                          7.57%
   5 YEARS                        -2.43
   1 YEAR                        -30.44


*Performance shown for periods prior to the inception date of the Series II class of shares (9/19/01) reflects the historical results of the Series I class (inception date (5/5/93) adjusted to reflect the impact the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Premier Equity Fund is for shareholders who seek long-term growth of capital by investing in stocks of companies that are undervalued relative to the stock market as a whole.
    Effective May 1, 2002, AIM V.I. Value Fund was renamed AIM V.I. Premier Equity Fund. This change had no effect on the fund's investment objective.
    The unmanaged Lipper Large-Cap Core Fund Index represents an average of the 30 largest large-cap core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's 500 Composite Index of 500 stocks (the S&P
500) is an index of common stocks frequently used as a general measure of U.S. stocks market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

rates are low, stock valuations are attractive, and news media reports about the economy are becoming more positive.
    A few stocks of particular interest include:
    o Dell Computer stock was a strong ~contributor to fund performance. The leading manufacturer of direct-sales ~personal computers, the company has been consistently profitable in a volatile industry. In addition to a full line of desktop and notebook PCs designed for consumers, Dell offers network servers, workstations, storage systems, and Ethernet switches.
    o Cox Communications provides cable ~TV service to 6.3 million customers, cable modem service to 1.4 million ~subscribers and telephone service to 700,000 customers. The company has completed the physical upgrade of the large majority of its physical plant, and is experiencing a reduction in its capital expenditures and a concurrent increase in free cash flow. Performance was hurt by negative news in the industry.
    o UnitedHealth Group is a national leader in forming and operating markets for the exchange of health and well-being services. The company experienced another year of consistent increases in earning estimates, and it made the ~single largest positive contribution to fund performance for 2002.

IN CLOSING
We know market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of achieving long-term growth of capital, with income a secondary objective.


                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02

                            EVAN HARREL, LEAD MANAGER

                 ROBERT SHELTON ASSISTED BY PREMIER EQUITY TEAM

Schedule of Investments

December 31, 2002

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.49%

Advertising-1.27%

Omnicom Group Inc.                                 300,000      $   19,380,000
==============================================================================

Airlines-0.66%

Southwest Airlines Co.                             730,400          10,152,560
==============================================================================

Application Software-0.77%

BEA Systems, Inc.(a)                               693,700           7,956,739
------------------------------------------------------------------------------
Intuit Inc.(a)                                      82,000           3,847,440
==============================================================================
                                                                    11,804,179
==============================================================================

Banks-3.37%

Bank of America Corp.                              457,000          31,793,490
------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   823,300          19,726,268
==============================================================================
                                                                    51,519,758
==============================================================================

Biotechnology-0.53%

Amgen Inc.(a)                                      166,800           8,063,112
==============================================================================

Brewers-0.78%

Anheuser-Busch Cos., Inc.                          247,100          11,959,640
==============================================================================

Broadcasting & Cable TV-5.12%

Comcast Corp.-Class A(a)                           293,899           6,927,199
------------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 1,215,000          27,446,850
------------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              1,549,700          44,011,480
==============================================================================
                                                                    78,385,529
==============================================================================

Building Products-0.23%

Masco Corp.                                        165,000           3,473,250
==============================================================================

Computer & Electronics Retail-1.20%

Best Buy Co., Inc.(a)                              762,700          18,419,205
==============================================================================

Computer Hardware-4.14%

Dell Computer Corp.(a)                           1,320,000          35,296,800
------------------------------------------------------------------------------
Hewlett-Packard Co.                              1,017,800          17,669,008
------------------------------------------------------------------------------
International Business Machines Corp.              133,200          10,323,000
==============================================================================
                                                                    63,288,808
==============================================================================

Consumer Finance-1.11%

MBNA Corp.                                         894,900          17,020,998
==============================================================================

Data Processing Services-1.71%

First Data Corp.                                   738,800          26,160,908
==============================================================================

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Department Stores-0.95%

Federated Department Stores, Inc.(a)               506,700      $   14,572,692
==============================================================================

Diversified Financial Services-10.88%

American Express Co.                               194,000           6,857,900
------------------------------------------------------------------------------
Citigroup Inc.                                   1,617,400          56,916,306
------------------------------------------------------------------------------
Fannie Mae                                         475,400          30,582,482
------------------------------------------------------------------------------
Freddie Mac                                        654,600          38,654,130
------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            321,100           7,706,400
------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          200,000           7,590,000
------------------------------------------------------------------------------
Morgan Stanley                                     456,100          18,207,512
==============================================================================
                                                                   166,514,730
==============================================================================

Drug Retail-1.12%

Walgreen Co.                                       588,700          17,184,153
==============================================================================

Electronic Equipment & Instruments-0.47%

Celestica Inc. (Canada)(a)                         510,700           7,200,870
==============================================================================

Environmental Services-0.87%

Waste Management, Inc.                             584,300          13,392,156
==============================================================================

Footwear-1.69%

NIKE, Inc.-Class B                                 580,000          25,792,600
==============================================================================

General Merchandise Stores-3.13%

Target Corp.                                     1,391,900          41,757,000
------------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                       2,700,100           6,196,951
==============================================================================
                                                                    47,953,951
==============================================================================

Health Care Distributors & Services-0.14%

Laboratory Corp. of America Holdings(a)             89,200           2,073,008
==============================================================================

Health Care Equipment-0.55%

Baxter International Inc.                          298,500           8,358,000
==============================================================================

Health Care Facilities-2.92%

HCA Inc.                                         1,075,400          44,629,100
==============================================================================

Household Products-2.49%

Kimberly-Clark Corp.                               160,000           7,595,200
------------------------------------------------------------------------------
Procter & Gamble Co. (The)                         355,200          30,525,888
==============================================================================
                                                                    38,121,088
==============================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Industrial Conglomerates-2.37%

General Electric Co.                             1,489,200      $   36,262,020
==============================================================================

Industrial Machinery-1.25%

Danaher Corp.                                      290,800          19,105,560
==============================================================================

Integrated Oil & Gas-5.72%

BP PLC-ADR (United Kingdom)                        478,900          19,467,285
------------------------------------------------------------------------------
ChevronTexaco Corp.                                380,000          25,262,400
------------------------------------------------------------------------------
Exxon Mobil Corp.                                1,227,000          42,871,380
==============================================================================
                                                                    87,601,065
==============================================================================

Integrated Telecommunication Services-1.76%

AT&T Corp.                                         181,700           4,744,187
------------------------------------------------------------------------------
SBC Communications Inc.                            316,000           8,566,760
------------------------------------------------------------------------------
Verizon Communications Inc.                        352,200          13,647,750
==============================================================================
                                                                    26,958,697
==============================================================================

IT Consulting & Services-0.71%

Accenture Ltd.-Class A (Bermuda)(a)                342,000           6,152,580
------------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)       88,100           4,638,465
==============================================================================
                                                                    10,791,045
==============================================================================

Life & Health Insurance-0.54%

AFLAC Inc.                                         275,000           8,283,000
==============================================================================

Managed Health Care-2.49%

Anthem, Inc.(a)                                    180,100          11,328,290
------------------------------------------------------------------------------
UnitedHealth Group Inc.                            321,200          26,820,200
==============================================================================
                                                                    38,148,490
==============================================================================

Movies & Entertainment-1.95%

AOL Time Warner Inc.(a)                            637,200           8,347,320
------------------------------------------------------------------------------
Viacom Inc.-Class B(a)                             527,500          21,500,900
==============================================================================
                                                                    29,848,220
==============================================================================

Multi-Line Insurance-4.05%

American International Group, Inc.                 869,900          50,323,715
------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      257,600          11,702,768
==============================================================================
                                                                    62,026,483
==============================================================================

Multi-Utilities & Unregulated Power-0.62%

Duke Energy Corp.                                  486,900           9,514,026
==============================================================================

Networking Equipment-1.15%

Cisco Systems, Inc.(a)                           1,342,200          17,582,820
==============================================================================

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Oil & Gas Drilling-0.93%

GlobalSantaFe Corp. (Cayman Islands)               170,000      $    4,134,400
------------------------------------------------------------------------------
Transocean Inc.                                    433,000          10,045,600
==============================================================================
                                                                    14,180,000
==============================================================================

Oil & Gas Equipment & Services-1.88%

Baker Hughes Inc.                                  638,000          20,537,220
------------------------------------------------------------------------------
BJ Services Co.(a)                                 255,700           8,261,667
==============================================================================
                                                                    28,798,887
==============================================================================

Packaged Foods & Meats-0.81%

Sara Lee Corp.                                     547,600          12,326,476
==============================================================================

Pharmaceuticals-7.78%

Allergan, Inc.                                     245,000          14,116,900
------------------------------------------------------------------------------
Johnson & Johnson                                  395,900          21,263,789
------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      456,200           7,842,078
------------------------------------------------------------------------------
Merck & Co. Inc.                                   139,200           7,880,112
------------------------------------------------------------------------------
Pfizer Inc.                                      1,973,000          60,314,610
------------------------------------------------------------------------------
Wyeth                                              203,800           7,622,120
==============================================================================
                                                                   119,039,609
==============================================================================

Property & Casualty Insurance-1.57%

Allstate Corp. (The)                               427,400          15,809,526
------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       183,670           2,690,766
------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)       372,947           5,463,674
==============================================================================
                                                                    23,963,966
==============================================================================

Restaurants-1.27%

Yum! Brands, Inc.(a)                               801,300          19,407,486
==============================================================================

Semiconductor Equipment-0.77%

Applied Materials, Inc.(a)                         902,000          11,753,060
==============================================================================

Semiconductors-1.50%

Analog Devices, Inc.(a)                            738,700          17,632,769
------------------------------------------------------------------------------
Micron Technology, Inc.(a)                         553,700           5,393,038
==============================================================================
                                                                    23,025,807
==============================================================================

Soft Drinks-0.50%

PepsiCo, Inc.                                      182,300           7,696,706
==============================================================================

Specialty Stores-0.30%

Staples, Inc.(a)                                   250,000           4,575,000
==============================================================================

Systems Software-3.46%

Microsoft Corp.(a)                               1,025,600          53,023,520
==============================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Telecommunications Equipment-0.19%

QUALCOMM Inc.(a)                                    80,000      $    2,911,200
==============================================================================

Wireless Telecommunication Services-1.82%

Nextel Communications, Inc.-Class A(a)           1,362,500          15,736,875
------------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                      2,760,100          12,089,238
==============================================================================
                                                                    27,826,113
==============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,625,518,117)                            1,400,069,551
==============================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.65%

1.18%, 03/20/03 (Cost $9,974,433)(b)           $10,000,000(c)        9,974,433
==============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
------------------------------------------------------------------------------

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------
MONEY MARKET FUNDS-7.96%

STIC Liquid Assets Portfolio(d)                 60,884,509      $   60,884,509
------------------------------------------------------------------------------
STIC Prime Portfolio(d)                         60,884,509          60,884,509
==============================================================================
    Total Money Market Funds (Cost
      $121,769,018)                                                121,769,018
==============================================================================
TOTAL INVESTMENTS-100.10% (Cost
  $1,757,261,568)                                                1,531,813,002
==============================================================================
OTHER ASSETS LESS LIABILITIES-(0.10%)                               (1,454,097)
==============================================================================
NET ASSETS-100.00%                                              $1,530,358,905
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $1,757,261,568)                              $1,531,813,002
-------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                     2,254
-------------------------------------------------------------
  Variation margin                                     84,000
-------------------------------------------------------------
  Fund shares sold                                    190,576
-------------------------------------------------------------
  Dividends                                         1,369,656
-------------------------------------------------------------
  Amount due from advisor                              31,867
-------------------------------------------------------------
Investment for deferred compensation plan              52,770
-------------------------------------------------------------
Other assets                                            8,125
=============================================================
     Total assets                               1,533,552,250
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            1,706,728
-------------------------------------------------------------
  Foreign currency contracts outstanding               13,366
-------------------------------------------------------------
  Deferred compensation plan                           52,770
-------------------------------------------------------------
Accrued administrative services fees                1,119,943
-------------------------------------------------------------
Accrued distribution fees -- Series II                  5,973
-------------------------------------------------------------
Accrued transfer agent fees                            43,327
-------------------------------------------------------------
Accrued operating expenses                            251,238
=============================================================
     Total liabilities                              3,193,345
=============================================================
Net assets applicable to shares outstanding    $1,530,358,905
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                       $1,519,524,897
_____________________________________________________________
=============================================================
Series II                                      $   10,834,008
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           93,699,663
_____________________________________________________________
=============================================================
Series II                                             669,992
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        16.22
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        16.17
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $188,302)                                     $  19,693,519
-------------------------------------------------------------
Dividends from affiliated money market funds        1,923,056
-------------------------------------------------------------
Interest                                               75,961
=============================================================
    Total investment income                        21,692,536
=============================================================

EXPENSES:

Advisory fees                                      12,074,846
-------------------------------------------------------------
Administrative services fees                        4,279,991
-------------------------------------------------------------
Custodian fees                                        223,222
-------------------------------------------------------------
Distribution fees -- Series II                         13,525
-------------------------------------------------------------
Transfer agent fees                                   120,224
-------------------------------------------------------------
Trustees' fees                                         19,092
-------------------------------------------------------------
Other                                                 173,488
=============================================================
    Total expenses                                 16,904,388
=============================================================
Less: Fees waived                                     (22,903)
-------------------------------------------------------------
    Expenses paid indirectly                             (549)
=============================================================
    Net expenses                                   16,880,936
=============================================================
Net investment income                               4,811,600
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (436,760,132)
-------------------------------------------------------------
  Foreign currencies                                   62,146
-------------------------------------------------------------
  Foreign currency contracts                       (1,848,273)
-------------------------------------------------------------
  Futures contracts                                 1,145,630
-------------------------------------------------------------
  Option contracts written                            300,747
=============================================================
                                                 (437,099,882)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (328,190,604)
-------------------------------------------------------------
  Foreign currency contracts                          (30,805)
-------------------------------------------------------------
  Futures contracts                                (2,142,322)
=============================================================
                                                 (330,363,731)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                      (767,463,613)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(762,652,013)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002               2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     4,811,600    $    6,224,561
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (437,099,882)     (272,780,154)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts, futures contracts and option
    contracts                                                    (330,363,731)      (97,327,279)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (762,652,013)     (363,882,872)
===============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                         (6,192,808)       (3,348,106)
-----------------------------------------------------------------------------------------------
  Series II                                                           (41,642)             (548)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                 --       (50,823,827)
-----------------------------------------------------------------------------------------------
  Series II                                                                --            (8,314)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       (271,364,143)      230,022,815
-----------------------------------------------------------------------------------------------
  Series II                                                        11,802,858           686,924
===============================================================================================
    Net increase (decrease) in net assets                      (1,028,447,748)     (187,353,928)
===============================================================================================

NET ASSETS:

  Beginning of year                                             2,558,806,653     2,746,160,581
===============================================================================================
  End of year                                                 $ 1,530,358,905    $2,558,806,653
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,492,872,435    $2,752,433,720
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                               4,773,524         6,134,226
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (740,205,143)     (303,043,113)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (227,081,911)      103,281,820
===============================================================================================
                                                              $ 1,530,358,905    $2,558,806,653
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund) (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                          AIM V.I. PREMIER EQUITY FUND

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $22,903.

                          AIM V.I. PREMIER EQUITY FUND

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. During the year ended December 31, 2002, the Fund paid AIM $4,279,991, of which AIM retained $309,575 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $61,761 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $13,525.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $6,305 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $549 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $549.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--FOREIGN CURRENCY CONTRACTS

Outstanding foreign currency contracts at December 31, 2002 were as follows:

                            CONTRACT TO                        UNREALIZED
SETTLEMENT             ----------------------                 APPRECIATION
   DATE     CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
---------------------------------------------------------------------------
 02/25/03     CAD      9,160,000   $5,800,165   $5,813,531      $(13,366)
___________________________________________________________________________
===========================================================================

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                1,645        326,367
-----------------------------------------------------------
Closed                                  (610)      (105,004)
-----------------------------------------------------------
Expired                               (1,035)      (221,363)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================

NOTE 8--FUTURES CONTRACTS

On December 31, 2002, $3,805,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                           UNREALIZED
                 NO. OF        MONTH/        MARKET       APPRECIATION
CONTRACT        CONTRACTS    COMMITMENT       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------
S&P 500 Index      240      Mar.-03/Long   $52,734,000    $(1,619,979)
_______________________________________________________________________
=======================================================================

                          AIM V.I. PREMIER EQUITY FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $6,234,450    $ 3,348,613
---------------------------------------------------------------
  Long-term capital gain                      --     50,832,182
===============================================================
                                      $6,234,450    $54,180,795
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                  $    4,885,292
-------------------------------------------------------------
Unrealized appreciation
  (depreciation)-investments                     (249,962,089)
-------------------------------------------------------------
Temporary book/tax differences                       (111,769)
-------------------------------------------------------------
Capital loss carryforward                        (662,368,304)
-------------------------------------------------------------
Post-October capital loss deferral                (54,956,660)
-------------------------------------------------------------
Shares of beneficial interest                   2,492,872,435
=============================================================
                                               $1,530,358,905
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                              $250,136,976
-----------------------------------------------------------
December 31, 2010                               412,231,328
===========================================================
                                               $662,368,304
___________________________________________________________
===========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $865,797,179 and $1,106,733,753, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  79,628,983
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (329,591,072)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(249,962,089)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,781,775,091.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $62,148 and undistributed net realized gains (losses) decreased by $62,148. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     12,952,884    $ 261,301,166     25,530,747    $ 638,287,847
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      743,703       13,539,946         30,153          703,791
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        376,691        6,192,808      2,393,801       54,171,933
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                        2,541           41,642            392            8,862
==========================================================================================================================
Reacquired:
  Series I                                                    (29,178,636)    (538,858,117)   (18,964,766)    (462,436,965)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (105,692)      (1,778,730)        (1,105)         (25,729)
==========================================================================================================================
                                                              (15,208,509)   $(259,561,285)     8,989,222    $ 230,709,739
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      SERIES I
                                                   ------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    23.35       $    27.30       $    33.50       $    26.25       $    20.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.05(a)          0.06(a)          0.04(a)          0.06(a)          0.09
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (7.11)           (3.50)           (4.94)            7.76             6.59
=================================================================================================================================
    Total from investment operations                    (7.06)           (3.44)           (4.90)            7.82             6.68
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.07)           (0.03)           (0.04)           (0.09)           (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --            (0.48)           (1.26)           (0.48)           (1.13)
=================================================================================================================================
    Total distributions                                 (0.07)           (0.51)           (1.30)           (0.57)           (1.26)
=================================================================================================================================
Net asset value, end of period                     $    16.22       $    23.35       $    27.30       $    33.50       $    26.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        (30.26)%         (12.53)%         (14.68)%          29.90%           32.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,519,525       $2,558,120       $2,746,161       $2,383,367       $1,221,384
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  0.85%(c)         0.85%            0.84%            0.76%            0.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 0.24%(c)         0.24%            0.12%            0.20%            0.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    46%              40%              62%              62%             100%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,986,230,999.

                          AIM V.I. PREMIER EQUITY FUND


                                                                            SERIES II
                                                              -------------------------------------
                                                                                 SEPTEMBER 19, 2001
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2002                 2001
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 23.34                $21.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00(a)               0.00(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (7.10)                 2.85
===================================================================================================
    Total from investment operations                              (7.10)                 2.85
===================================================================================================
Less distributions:
  Dividends from net investment income                            (0.07)                (0.03)
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                 (0.48)
===================================================================================================
    Total distributions                                           (0.07)                (0.51)
===================================================================================================
Net asset value, end of period                                  $ 16.17                $23.34
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                  (30.44)%               13.66%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $10,834                $  687
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                            1.10%(c)              1.10%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets       (0.01)%(c)            (0.01)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                              46%                   40%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for all periods shown.
(c)  Ratios are based on average daily net assets of $5,410,029.
(d)  Annualized.

                          AIM V.I. PREMIER EQUITY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Premier Equity Fund, formerly AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                          AIM V.I. PREMIER EQUITY FUND

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.             None
   Trustee                                            (registered investment company);
                                                      Director, Magellan Insurance Company;
                                                      Member of Advisor Board of Rotary Power
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                          AIM V.I. PREMIER EQUITY FUND

As of January 1, 2003


The address of each trustee and officer of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1993               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1993               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1993               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1993               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1818 Market Street
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2400
                          Houston, TX 77046         Houston, TX 77046         Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             Inc.                      Trust Company
Washington, D.C. 20007    919 Third Avenue          P.O. Box 4739             225 Franklin Street
                          New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 100% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.35% was derived from U.S. Treasury
Obligations.
                          AIM V.I. PREMIER EQUITY FUND

IF YOU'D LIKE TO WRITE US, PLEASE SEND YOUR NOTE OR LETTER TO ONE OF THE FOLLOWING ADDRESSES:

BY REGULAR MAIL:

The Hartford
Attention: IPS
P.O. Box 5085
Hartford, CT 06102-5085

ON THE WORLD WIDE WEB:

www.hartfordinvestor.com

ISSUER:

Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

PRINCIPAL UNDERWRITER:

Hartford Securities Distribution
Company, Inc.
P.O. Box 2999
Hartford, CT 06104-2999

INVESTMENT MANAGER:
   HL Investment Advisors, Inc.
   P.O. Box 2999
   Hartford, CT 06104-2999

   INVESTMENT SUB-ADVISERS:
   Hartford Investment Management
   Company
   P.O. Box 1744
   Hartford, CT 06114-1744

   Wellington Management Company,LLP
   75 State Street
   Boston, MA 02109

INVESTMENT MANAGER:
   Banc of America
   Capital Management LLC
   101 S. Tryon Street, 9th Floor
   Charlotte, NC 28255

   INVESTMENT SUB-ADVISERS:
   Brandes Investment Partners, L.P.
   11988 El Camino Real
   Suite 500
   San Diego, CA 92130-2083

   MacKay Shields LLC
   9 West 57th Street, 34th Floor
   New York, NY 10019

   Marsico Capital Management, LLC
   1200 17th Street, Suite 1300
   Denver, CO 80202

INVESTMENT MANAGER:
   A I M Advisors, Inc.
   11 Greenway Plaza, Suite 100
   Houston, Texas 77046-1173



                                [HARTFORD LOGO]


NATANN-1-03          Printed in U.S.A. (C) 2003 The Hartford, Hartford, CT 06115


"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.



The Hartford
P.O. Box 5085
Hartford, CT 06102-5085
                                                                    PRESORTED
                                                                     STANDARD
                                                                   U.S. POSTAGE
                                                                      PAID
                                                                    HUDSON, MA
                                                                    PERMIT NO. 6